UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 7300

Safeco Tax-Exempt Bond Trust

(Exact name of registrant as specified in charter)

4854 154th Pl NE, Redmond, WA 98052

(Address of principal executive offices) (Zip code)

Kevin A. Rowell

4854 154th Pl NE, Redmond, WA 98052

(Name and address of agent for service)

Registrant’s telephone number, including area code: 425-376-8203

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

ITEM 1.	REPORT TO SHAREHOLDERS

Safeco Mutual Funds

Semiannual Report

Safeco Fixed-Income Funds

Report From the Fund Managers

Safeco High-Yield Bond Fund

As of June 30, 2003

How did the Fund perform?

The Safeco High-Yield Bond Fund outperformed the benchmark Merrill Lynch High Yield Master II Index for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

The high-yield market often rallies before equities coming out of a cyclical trough, as the market rebounds from a cyclical low of five consecutive years when annual returns were far below the long-run average annual return of 10% for the asset sector. High yield began rallying in October while equities began to rally during the second quarter as the war ended, and signs of an economic recovery grew. The Fund was underweight in BB-rated issues, which appeared rich. Instead, we moved up in credit quality and purchased several BBB names which suffered through the 2002 downturn. During the period, BBs underperformed the market and BBBs improved in price as demand for spread product and an improving economy drove BBB spreads tighter and closer to historical levels of fair level.

The technical conditions remained very strong as the high-yield sector drew significant new investment. High-yield mutual funds grabbed nearly $20 billion by May, compared to the record of $21.7 billion for all of 1997. Mutual funds are only a small component of high yield as insurance companies, pension funds, hedge funds and corporate and equity mutual funds all increased allocations to high yield during the first half of 2003. This allowed the market to absorb a large level of new issuance and open the capital markets to many companies with liquidity needs, driving up prices and creating a strong demand for high-yield securities.

As a result, high yield has generated its best six-month returns since the recession during the first half of 1991.

The Fund was underweight in defensive sectors of BB-rated securities and the healthcare and gaming industries while being overweight in higher risk single B and market-weighted CCC issues. Through the first half of the year these defensive assets underperformed the market as well as most B- and CCC-rated issues.

Specific issues also contributed to performance. Existing holdings in Paxson Broadcasting, Dobson Communications and Champion Enterprises, and new additions such as funeral operator Alderwoods Group and the energy company Petrozuata Finance all contributed to the Fund’s positive performance.

What changes did you make to the Fund and why?

Previously undervalued investment grade and cross-over names such as Tyco, AT&T, AT&T Wireless and XCEL Energy rose to full value and were sold.

The Fund undertook moderate risk with only a market weighting of the highest risk CCC sector, which returned twice the benchmark. Though this held down returns near-term, we believe the adage “a rising tide lifts all boats” applied to the CCC sector. We continued to increase the number of holdings to improve diversification during the first half and now hold over 150 issuers in the portfolio.

Safeco Asset Management Company

Safeco Asset Management Company’s high-yield investment team, which is comprised of senior bond managers and credit analysts, assumed management of the Safeco High-Yield Bond Fund in November 2000. Team management allows broader coverage of this highly complex market and increased input in the investment process.

*	As of July 1, 2003, the Fund is co-managed by Greg Card and Beverly Denny.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

1

Performance Overview & Highlights

Safeco High-Yield Bond Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco High-Yield Bond Fund	18.54%	12.67%	(1.23)%	3.82%
Merrill Lynch High-Yield Master II Index	17.88%	22.21%	2.96%	6.78%
Lipper, Inc. (High Current Yield Funds)	14.61%	17.41%	0.88%	4.99%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	8.10%
Weighted Average Maturity	5.27 years

TOP FIVE INDUSTRIES	Percent of Net Assets

Broadcasting & Cable TV	9.7%
Packaged Foods & Meats	5.2
Integrated Telecommunications Services	5.1
Electric Utilities	4.8
Wireless Telecommunication Services	4.2

TOP FIVE HOLDINGS	Percent of Net Assets

LCI International, Inc. (Integrated Telecommunications Services)	2.3%
Champion Enterprises, Inc. (Homebuilding)	1.8
Sinclair Broadcast Group, Inc. (Broadcasting & Cable TV)	1.7
Dobson Communications Corp. (Wireless Telecommunication Services)	1.6
Paxson Communications Corp. (Broadcasting & Cable TV)	1.6

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Interface, Inc.	$815
CMS Panhandle Holdings Co.	654
Petrozuata Finance, Inc.	533
TRW Automotive, Inc.	518
AES Corp.	500

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

General Motors Acceptance Corp.	$1,490
Rent-A-Center, Inc.	523
Tyco International Group SA	504
CIT Capital Trust	503
TRW Automotive, Inc.	500

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

2

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

CORPORATE BONDS—90.1%

Advertising—1.1%
$100		Penton Media, Inc. 11.875%, due 10/01/07	$90
250	#	RH Donnelley Financial Corp. (144A) 10.875%, due 12/15/12 (acquired 11/26/02)	291
125	#	RH Donnelley Financial Corp. (144A) 8.875%, due 12/15/10 (acquired 11/26/02)	138

Aerospace & Defense—1.3%
250	#	Esterline Technologies Corp. (144A) 7.75%, due 6/15/13 (acquired 6/04/03)	256
100	#	Hexcel Corp. (144A) 9.875%, due 10/01/08 (acquired 3/07/03)	110
250	#	Vought Aircraft Industries, Inc. (144A) 8.00%, due 7/15/11 (acquired 6/27/03)	251

Airlines—1.6%
250		Continental Airlines, Inc. 7.568%, due 12/01/06	188
100		Continental Airlines, Inc. 8.00%, due 12/15/05	89
150		Delta Air Lines, Inc. 6.65%, due 3/15/04	143
50		Delta Air Lines, Inc. 7.90%, due 12/15/09	40
250		Northwest Airlines, Inc. 8.52%, due 4/07/04	234
50		Northwest Airlines, Inc. 8.875%, due 6/01/06	39

Aluminum—1.1%
500		Commonwealth Industries, Inc. 10.75%, due 10/01/06	502

Apparel, Accessories & Luxury Goods—0.5%
200		American Achievement Corp. 11.625%, due 1/01/17	214

Auto Parts & Equipment—2.5%
450		Accuride Corp. 9.25%, due 2/01/08	415
250	#	HLI Operating Co., Inc. (144A) 10.50%, due 6/15/10 (acquired 5/22/03)	263
250		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	212

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Auto Parts & Equipment—(continued)
$250	#	TRW Automotive, Inc. (144A) 9.375%, due 2/15/13 (acquired 2/06/03)	$271

Broadcasting & Cable TV—5.3%
500	*	Adelphia Communications Corp. 10.875%, due 10/01/10	310
250	*	Adelphia Communications Corp. 3.25%, due 5/01/21	47
600		Charter Communications Holdings, Inc. 11.125%, due 1/15/11	465
200		Charter Communications Holdings, Inc. 13.50% beg. 1/01/06 Step Bond due 1/15/11	104
400		Charter Communications Holdings, Inc. 5.75%, due 10/15/05	278
500		NBC Aquisition Corp. 10.75% beg. 2/15/03 Step Bond due 2/15/09	500
200		Pegasus Media & Communications, Inc. 12.50%, due 7/01/05	199
250		Pegasus Media & Communications, Inc. 12.50%, due 8/01/07	230
250	#	XM Satellite Radio, Inc. (144A) 12.00%, due 6/15/10 (acquired 6/12/03)	245
94		XM Satellite Radio, Inc. 14.00% beg. 12/31/05 Step Bond due 12/31/09	67

Building Products—1.0%
250		Ainsworth Lumber Co., Ltd. 13.875%, due 7/15/07	284
200		Building Materials Corp. 8.625%, due 12/15/06	195

Casinos & Gaming—3.8%
450		Mandalay Resort Group 10.25%, due 8/01/07	508
450		MGM Mirage, Inc. 9.75%, due 6/01/07	511
250		Park Place Entertainment Corp. 9.375%, due 2/15/07	277
250		Pinnacle Entertainment, Inc. 9.25%, due 2/15/07	246
200		Station Casinos, Inc. 9.875%, due 7/01/10	220

Catalog Retail—0.6%
250	#	Jafra Cosmetics International (144A) 10.75%, due 5/15/11 (acquired 5/02/03)	261

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

3

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Commercial Printing—0.6%
$250		Mail-Well Corp. 9.625%, due 3/15/12	$263

Communication Equipment—0.2%
100		Avaya, Inc. 11.125%, due 4/01/09	109

Construction & Engineering—1.1%
300		Foster Wheeler, Ltd. 6.75%, due 11/15/05	228
250		URS Corp. 11.50%, due 9/15/09	266

Construction & Farm Machinery & Heavy Trucks—0.7%
200	*	National Equipment Services, Inc. 10.00%, due 11/30/04	40
250		NMHG Holding Co. 10.00%, due 5/15/09	275

Construction Materials—0.9%
400	#	Texas Industries, Inc. (144A) 10.25%, due 6/15/11 (acquired 5/30/03)	418

Distributors—0.8%
375		Wesco Distribution, Inc. 9.125%, due 6/01/08	350

Diversified Chemicals—1.6%
250		Equistar Chemical, LP 10.125%, due 9/01/08	257
250		Geon Co. 6.875%, due 12/15/05	231
250		Lyondell Chemical Co. 11.125%, due 7/15/12	256

Diversified Commercial Services—1.6%
250	#	Mobile Mini, Inc. (144A) 9.50%, due 7/01/13 (acquired 6/23/03)	259
500		Williams Scotsman, Inc. 9.875%, due 6/01/07	490

Diversified Metals & Mining—0.6%
250	#	Peabody Energy Corp. (144A) 6.875%, due 3/15/13 (acquired 3/14/03)	262

Drug Retail—0.5%
250		Rite Aid Corp. 7.125%, due 1/15/07	247

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—4.8%
$200	#	AES Corp. (144A) 8.75%, due 5/15/13 (acquired 5/01/03)	$208
300		AES Corp. 4.50%, due 8/15/05	269
150		Edison Mission Energy 9.875%, due 4/15/11	139
50		Mission Energy Holding Co. 13.50%, due 7/15/08	34
100		Nevada Power Co. 8.25%, due 6/01/11	105
200	#	PG&E Corp. (144A) 6.875%, due 7/15/08 (acquired 6/27/03)	207
500	#	Power Contract Financing LLC (144A) 6.256%, due 2/01/10 (acquired 6/11/03)	505
250	#	Relian Resources, Inc. (144A) 9.25%, due 7/15/10 (acquired 6/26/03)	251
250	#	Relian Resources, Inc. (144A) 9.50%, due 7/15/13 (acquired 6/26/03)	252
200		Teco Energy, Inc. 10.50%, due 12/01/07	228

Electronic Equipment Manufacturers—1.1%
250	#	Sanmina-SCI Corp. (144A) 10.375%, due 1/15/10 (acquired 12/15/02)	279
250		Thomas & Betts Corp. 7.25%, due 6/01/13	250

Electronic Manufacturing Services—0.1%
50		Flextronics International, Ltd. 9.875%, due 7/01/10	55

Environmental Services—1.2%
250		Allied Waste North America, Inc. 8.875%, due 4/01/08	271
250	#	Casella Waste Systems, Inc. (144A) 9.75%, due 2/01/13 (acquired 1/21/03)	265

Fertilizers & Agricultral Chemicals—0.6%
250		United Industries Corp. 9.875%, due 4/01/09 (acquired 3/20/03)	264

Gas Utilities—3.0%
250		Grant Prideco, Inc. 9.00%, due 12/15/09	278

SEE NOTES TO FINANCIAL STATEMENTS

4

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Gas Utilities—(continued)
$250		GulfTerra Energy Partners, LP 10.625%, due 12/01/12	$289
500	#	SEMCO Energy, Inc. (144A) 7.75%, due 5/15/13 (acquired 5/14/03)	532
250		Transcontinental Gas Pipeline Corp. 8.875%, due 7/15/12	282

Health Care Equipment—1.4%
250	#	Apogent Technologies, Inc. (144A) 6.50%, due 5/15/13 (acquired 5/22/03)	258
250		Dade Behring Holdings, Inc. 11.91%, due 10/03/10	282
250	#	HMP Equity Holdings Corp. (144A) 0.00%, due 5/15/08 (acquired 4/30/03)	126

Health Care Facilities—1.7%
500		Alderwoods Group, Inc. 12.25%, due 1/02/09	522
250	#	Psychiatric Solutions, Inc. (144A) 10.625%, due 6/15/13 (acquired 6/19/03)	257

Health Care Services—0.6%
250	#	AmeriPath, Inc. (144A) 10.50%, due 4/01/13 (acquired 3/13/03)	268

Health Care Supplies—0.5%
200	#	Medex, Inc. (144A) 8.875%, due 5/15/13 (acquired 5/14/03)	207

Home Furnishings—0.9%
500		Interface, Inc. 9.50%, due 11/15/05	425

Homebuilding—3.0%
1,100		Champion Enterprises, Inc. 7.625%, due 5/15/09	830
500		Schuler Homes, Inc. 10.50%, due 7/15/11	575

Hotels, Resorts & Cruise Lines—0.9%
200		HMH Properties, Inc. 7.875%, due 8/01/08	203
200	#	Worldspan, LP (144A) 9.625, due 6/15/11 (acquired 6/24/03)	206

Housewares & Specialties—0.4%
200		Remington Product Co., LLC 11.00%, due 5/15/06	201

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Industrial Machinery—2.2%
$200		Cincinnati Milacron, Inc. 8.375%, due 3/15/04	$193
250	#	JLG Industries, Inc. (144A) 8.25%, due 5/01/08 (acquired 4/30/03)	254
250		National Waterworks, Inc. 10.50%, due 12/01/12	277
250	#	Rexnord Corp. (144A) 10.125%, due 12/15/12 (acquired 11/20/02)	275

Integrated Oil & Gas—1.7%
300	#	Cerro Negro Finance, Ltd. (144A) 7.90%, due 12/01/20 (acquired 1/23/03)	245
600	#	Petrozuata Finance, Inc. (144A) 8.22%, due 4/01/17 (acquired 1/07/03)	525

Integrated Telecommunications Services—5.1%
250	#	FairPoint Communications, Inc. (144A) 11.875%, due 3/01/10 (acquired 3/03/03)	290
250		FairPoint Communications, Inc. 12.50%, due 5/01/10	265
500	*	Intermedia Communications, Inc. 11.25%, beg. 7/15/02 Step Bond due 7/15/07	370
1,400		LCI International, Inc. 7.25%, due 6/15/07	1,064
250		Level 3 Communications, Inc. 9.125%, due 5/01/08	224
500	*	Worldcom, Inc. 8.25%, due 5/15/31	148

IT Consulting & Other Services—0.2%
100	#	Titan Corp. (144A) 8.00%, due 5/15/11 (acquired 5/09/03)	106

Leisure Facilities—0.6%
300	#	Six Flags, Inc. (144A) 9.75%, due 4/15/13 (acquired 4/09/03)	297

Metal & Glass Containers—1.0%
100	#	BWAY Corp. (144A) 10.00%, due 10/15/10 (acquired 11/21/02)	102
250	#	Crown Holdings, Inc. (144A) 10.875%, due 3/01/13 (acquired 2/11/03)	273

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

5

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Metal & Glass Containers—(continued)
$100	#	Pliant Corp. (144A) 11.125%, due 9/01/09 (acquired 5/22/03)	$106

Multi-Utilities & Unregulated Power—3.5%
250		Avista Corp. 9.75%, due 6/01/08	290
100		Calpine Canada Energy Finance Corp. 8.50%, due 5/01/08	78
400		Calpine Corp. 4.00%, due 12/26/06	360
380		CMS Panhandle Holdings Co. 6.50%, due 7/15/09	420
150		Dynegy Holdings, Inc. 8.125%, due 3/15/05	146
300		Western Resources Capital, Inc. 9.75%, due 5/01/07	336

Oil & Gas Refining & Marketing & Transportation—2.0%
350	#	CITGO Petroleum Corp. (144A) 11.375%, due 2/01/11 (acquired 2/20/03)	390
250	#	Frontier Oil Escrow Corp. (144A) 8.00%, due 4/15/13 (acquired 4/04/03)	261
250	#	Southern Natural Gas Co. (144A) 8.875%, due 3/15/10 (acquired 2/28/03)	273

Other Diversified Financial Services—0.6%
250	#	Arch Western Finance (144A) 6.75%, due 7/01/13 (acquired 6/19/03)	256

Packaged Foods & Meats—4.7%
326		Chiquita Brands International, Inc. 10.56%, due 3/15/09	354
500		Doane Pet Care Co. ^^ 10.75%, due 3/01/10	545
150		Doane Pet Care Co. 9.75%, due 5/15/07	142
250	#	Dole Foods Co. (144A) 8.875%, due 3/15/11 (acquired 3/17/03)	265
100		Land O Lakes, Inc. 8.75%, due 11/15/11	80
500		Luigino’s, Inc. 10.00%, due 2/01/06	520
250	#	Merisant Co. (144A) ^ 9.50%, due 7/15/13 (acquired 6/27/03)	259

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Paper Packaging—1.1%
$500		Graham Packaging Co., Inc. 10.75% beg. 1/15/03 Step Bond due 1/15/09	$515

Paper Products—1.7%
250		Abitibi-Consolidated, Inc. 6.00%, due 6/20/13	238
250	#	Georgia-Pacific Corp. (144A) 7.375%, due 7/15/08 (acquired 5/21/03)	254
50		Georgia-Pacific Corp. 7.50%, due 5/15/06	51
250		Pope & Talbot, Inc. 8.375%, due 6/01/13	241

Personal Products—1.8%
500		Elizabeth Arden, Inc. 11.75%, due 2/01/11	558
250		Herbalife International, Inc. 11.75%, due 7/15/10	283

Pharmaceuticals—0.2%
100	#	Alpharma, Inc. (144A) 8.625%, due 5/01/11 (acquired 4/16/03)	105

Property & Casualty Insurance—0.6%
250	#	Crum & Forster Holding Corp. (144A) 10.375%, due 6/15/13 (acquired 5/29/03)	253

Publishing—2.3%
100	#	American Media, Inc. (144A) 8.87%, due 1/15/11 (acquired 1/16/03)	108
250		Dex Media East, LLC 12.125%, due 11/15/12	296
125		Dex Media East, LLC 9.875%, due 11/15/09	139
500	#	Houghton Mifflin Co. (144A) 9.875%, due 2/01/13 (acquired 1/24/03)	543

Real Estate Investment Trust—1.1%
250		Capstar Hotel Co. 8.75%, due 8/15/07	226
250	#	La Quinta Properties Corp. (144A) 8.875%, due 3/15/11 (acquired 3/14/03)	266

Real Estate Management & Development—1.1%
250		Corrections Corp. of America 7.50%, due 5/01/11	261

SEE NOTES TO FINANCIAL STATEMENTS

6

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Real Estate Management & Development— (continued)
$250	#	LNR Property Corp. (144A) 7.625%, due 7/15/13 (acquired 6/27/03)	$253

Restaurants—2.3%
250		Buffets, Inc. ^^ 11.25%, due 7/15/10	247
194		Carrols Corp. 9.50%, due 12/01/08	189
405		Friendly Ice Cream Corp. 10.50%, due 12/01/07	414
250	#	Morton’s Restaurant Group (144A) ^ 7.50%, due 7/01/10 (acquired 6/27/03)	214

Semiconductors—0.6%
250		ON Semiconductor Corp. 12.00%, due 3/15/10	278

Specialized Finance—1.8%
250	#	Moore North American Finance, Inc. (144A) 7.875%, due 1/15/11 (acquired 3/11/03)	261
200		Qwest Capital Funding, Inc. 5.875%, due 8/03/07	192
150		Qwest Capital Funding, Inc. 6.25%, due 7/15/05	139
300		Qwest Capital Funding, Inc. 7.75%, due 2/15/31	234

Specialty Chemicals—0.5%
250		Huntsman International, LLC 10.125%, due 7/01/09	240

Specialty Stores—2.1%
202		Big 5 Corp. 10.875%, due 11/15/07	212
100		Central Garden & Pet Co. 9.125%, due 2/01/13	107
250		United Auto Group, Inc. 9.625%, due 3/15/12	268
200		United Rentals, Inc. 10.75%, due 4/15/08	219
150		United Rentals, Inc. 9.25%, due 1/15/09	148

Steel—0.5%
250	#	Shaw Group, Inc. (144A) 10.75%, due 3/15/10 (acquired 3/12/03)	250

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Trucking—0.6%
$250	#	Laidlaw International, Inc. (144A) 10.75%, due 6/15/11 (acquired 5/22/03)	$263

Wireless Telecommunication Services—2.6%
500		Alamosa Delaware, Inc. 12.50%, due 2/01/11	410
100		American Cellular Corp. 9.50%, due 10/15/09	50
250		Nextel Communications, Inc. 9.375%, due 11/15/09	268
250		Rural Cellular Corp. 9.625%, due 5/15/08	221
250	#	Triton PCS, Inc. (144A) 8.50%, due 6/01/13 (acquired 5/30/03)	269

TOTAL CORPORATE BONDS (cost $39,601)			41,639

PREFERRED STOCKS—6.0%

Broadcasting & Cable TV—4.4%
5		CSC Holdings, Inc. 11.75%, due 10/01/07	514
0.1		Paxson Communications Corp. 13.25%, due 11/15/06	729
8		Sinclair Broadcast Group, Inc. 11.625%, due 3/15/09	789

Communication Equipment—0.0%
0.02		NTL Europe, Inc. 10.00%, due 1/10/23	0

Wireless Telecommunication Services—1.6%
1		Dobson Communications Corp. 12.25%, due 1/15/08	733

TOTAL PREFERRED STOCKS (cost $2,368)			2,765

COMMON STOCKS—0.9%

Communication Equipment—0.4%
1	*	NTL, Inc.	49
10	*	WilTel Communications, Inc.	154

Packaged Foods & Meats—0.5%
15	*	Chiquita Brands International, Inc.	217

TOTAL COMMON STOCKS (cost $477)			420

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

7

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

GOVERNMENT BONDS—0.8%

Government National—0.8%
$350	Federal Republic of Brazil 9.375%, due 4/07/08	$345

TOTAL GOVERNMENT BONDS (cost $338)		345

CASH EQUIVALENTS—16.5%

Investment Companies
861	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	861
6,777	State Street Navigator Securities Lending Prime Portfolio **	6,777

TOTAL CASH EQUIVALENTS (cost $7,638)		7,638

TOTAL INVESTMENTS (cost $50,422)—114.3%		52,807

Other Assets, less Liabilities		(6,620)

NET ASSETS		$46,187

*	Non-income producing security. Security in default.
**	Represents invested collateral received related to $6,639,033 in securities on loan under securities lending agreements. See Securities Lending in Note 2 of the Notes to Financial Statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under rule 144A of the Securities Act of 1933. The total cost of such securities is $13,213,000 and the total value is $14,062,000 or 30.4% of net assets.
^	Security purchased on a when issued basis. See Forward Commitment in Note 2 to the financial statements.
^^	Security was segregated as collateral to cover when issued securities. See Forward Commitment in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

8

Report From the Fund Managers

Safeco Intermediate-Term U.S. Treasury Fund

As of June 30, 2003

How did the Fund perform?

The Safeco Intermediate-Term U.S. Treasury Fund outperformed its benchmark, the Merrill Lynch Intermediate Treasury Index, for the six-month period ended June 30, 2003.

What factors impacted the Fund’s performance?

The first part of 2003 was marked by war concerns, and with the price of oil increasing about 17%, Treasury Inflation-Protected Securities (TIPS), highly positively correlated with oil, performed well. We increased our TIPS position at the beginning of the year, and the Fund benefited from the resulting price appreciation.

In the past two Federal Open Market Committee (FOMC) meetings, the Fed has expressed concern about deflationary forces in the market. With the shifting of focus from inflation to deflation, TIPS did not perform as well as standard Treasury securities. Reducing our TIPS position (see below) improved the Fund’s performance.

The FOMC lowered the Federal Funds overnight rate for the thirteenth time in this cycle and signaled that the rate would stay low as long as necessary to prevent deflation. Employment and business spending remained weak although the FOMC recognized some signs of growth in the economy. Since the bond market continued its rally in the second quarter, the longer-duration Treasury securities once again accounted for much of the price appreciation in the Fund.

What changes did you make and why?

Our biggest change affected our TIPS position—increased at the outbreak of war and reduced once the conflict had ended. We decreased our TIPS exposure to 7% of the portfolio, down from 17% at the end of the first quarter. TIPS have had a tremendous price run up in the past 1½ years, but with the war in Iraq completed, the price of oil stabilized and inflation low, we thought that TIPS had run their course.

We lengthened the duration of the Fund to 4.2 for the first half of the year. The duration of our prospectus benchmark increased to 3.15. Although we believe that Treasuries are overvalued and that prices have more downside than upside risk, the bond market continues to rally. There are some signs that the rally is losing steam and we are prepared to shorten duration if this happens.

Safeco Asset Management Company

Safeco Asset Management Company’s fixed-income team, which is comprised of senior bond managers and credit analysts, assumed management of the Safeco Intermediate-Term U.S. Treasury Fund in July, 2001. Team management allows broader coverage of this market and increased input into the investment process.

*	A proposed merger of the Safeco Intermediate-Term U.S. Treasury Fund and the Safeco U.S. Government Fund is subject to shareholder approval and is expected to be final on or about September 26, 2003. The Safeco Intermediate-Term U.S. Treasury Fund will be closed to new investments on July 31, 2003.

HIGHLIGHTS

Current Yield (30-day)	1.82%
Weighted Average Maturity	5.99 years

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

9

Performance Overview

Safeco Intermediate-Term U.S. Treasury Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco Intermediate-Term U.S. Treasury Fund	3.13%	10.24%	6.81%	6.07%
Merrill Lynch Intermediate-Term Treasury Index	2.32%	8.08%	7.02%	6.47%
Lipper, Inc. (Intermediate U.S. Treasury Funds)	5.55%	13.85%	8.63%	6.58%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of Investments

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MORTGAGE BACKED SECURITIES—12.7%

Federal Home Loan Mortgage Corporation (FHLMC)—5.6%
$189	5.50%, due 8/01/17	$196
1,556	5.50%, due 9/01/17	1,614

Federal National Mortgage Association (FNMA)—4.3%
647	6.00%, due 4/01/32	673
671	6.00%, due 8/01/32	698

Government National Mortgage Association (GNMA)—2.8%
843	8.00%, due 12/15/29	910

TOTAL MORTGAGE BACKED SECURITIES (cost $4,044)		4,091

U.S. GOVERNMENT OBLIGATIONS—81.2%

U.S. Treasury Notes—81.2%
3,100	10.00%, due 5/15/10	3,589
2,000	3.25%, due 5/31/04	2,040
3,500	3.50%, due 11/15/06	3,689
3,000	4.00%, due 11/15/12	3,122
1,500	4.75%, due 11/15/08	1,663

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. Treasury Notes—(continued)
$2,250	5.50%, due 2/15/08	$2,564
2,195	6.00%, due 8/15/09	2,589
850	6.125%, due 8/15/29	1,039
250	6.50%, due 11/15/26	317
2,150	9.25%, due 2/15/16	3,292
1,795	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	2,153

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $24,812)		26,057

CASH EQUIVALENTS—4.8%

Investment Companies
1,534	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,534

TOTAL CASH EQUIVALENTS (cost $1,534)		1,534

TOTAL INVESTMENTS (cost $30,390)—98.7%		31,682

Other Assets, less Liabilities		411

NET ASSETS		$32,093

10

Report From the Fund Managers

Safeco U.S. Government Fund

As of June 30, 2003

Paul Stevenson	Lesley Fox	(Photo not available) Tim Hokari

How did the Fund perform?

The Safeco U.S. Government Fund lagged its benchmark, the Merrill Lynch Treasury/Agency Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Duration was the primary driver of performance on the quarter end and year-to-date results. According to data compiled by Citigroup for Government/Agency bonds, the longer the maturity the greater your total returns. This same theme held true for the first six months of 2003 as well. Since we have maintained a slightly long duration during this period the Fund has benefited from this trend.

Two additional factors enhanced the Fund’s performance on the quarter (and to a lesser extent year-to-date). First, our preference for and overweight to longer maturity 30-year pass-through mortgage securities versus the shorter 15-year and short 7/5 year balloons, and second, our emphasis on Treasuries while underweighting Agency bonds.

What changes did you make to the Fund and why?

In the early part of 2003, the effect of the Iraqi war influenced activity in the Fund. The Fund purchased Treasury Inflation Protected Securities (TIPS) in response to expected rising oil prices, and then sold them when they became overvalued. Other trading activity throughout the first half was aimed at maintaining duration and taking advantage of some opportunities by selling some holdings that we felt were overvalued. The Fund sold two short FHLB Agency positions that became overvalued and purchased a Treasury security for very little loss in yield. The Fund also sold a five-year FHLB Agency and purchased a one-month shorter FNMA Agency at a higher yield that we believe over time has the potential to trade at even yield or at a slightly lower yield to the FHLB, providing a better price return. We are always on the outlook for these opportunities.

The Fund sold GNMA 6.5% MBS and bought FNMA 6.5% MBS to reduce the overweight to GNMA securities relative to the market. We believe that as rates rise, the FNMA 6.5% MBS has the potential to perform better than the GNMAs.

The Fund’s allocation to mortgages was decreased as rates continued to fall to 45-year lows and the mortgage market experienced very high prepayments due to high volumes of refinancing. Given the current level of high prepayments, mortgages securities have lagged the performance of Treasury securities, and those Agency securities not subject to call risk. The heady prepayment experience of late has clearly shortened the durations of MBS, stalling this sector’s participation in the last stages of the bond rally—essentially capping most price appreciation.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

11

Report From the Fund Managers

Safeco U.S. Government Fund

As of June 30, 2003

At the end of the first half, the Fund had an allocation of 42% to mortgages, 50% to Treasury/Agency securities, 7% in ABS, and 1% in cash. The Fund’s duration remains longer than the ML index at 3.72 versus 3.34.

Mr. Paul Stevenson, CFA—Portfolio Manager

B.A.—Finance; Washington State University (1976), M.B.A.—Executive; University of Washington (1995)

Charted Financial Analyst (1989)

Paul joined Safeco Asset Management in 1986 as a securities analyst and trader. In 1988, he assumed his current role as portfolio manager and is responsible for mortgage-related investments of both the residential and commercial loans. Paul began his career with six years on the “sell side” in the institutional sales area. He has a total of 23 years of investment experience, all of which are in taxable fixed income.

Mr. Tim Hokari—Portfolio Manager

B.A.—Business Administration; University of Washington (1970)

M.B.A.—Finance; University of Puget Sound (1981)

Tim joined Safeco Asset Management in 2000 as a Portfolio Manager on the company’s Taxable Fixed Income team. Prior to joining Safeco Asset Management, Tim was an Assistant Vice President and co-portfolio manager of Mortgage Backed Securities for GE Financial Assurance. He has 22 years of investment experience.

Ms. Lesley Fox—Portfolio Manager

B.S.—Finance; University of Utah (1988), M.B.A.—Finance; George Washington University (1992)

Lesley joined Safeco Asset Management in 2000 as a portfolio manager for the Safeco Money Market Fund. She spent the previous five years managing $3.5 billion in short-term funds for King County. She began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989. Lesley has 14 years of investment experience.

*	Effective Oct. 1, 2003, the Fund will be named the Safeco Intermediate-Term U.S. Government Fund.

12

Performance Overview & Highlights

Safeco U.S. Government Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco U.S. Government Fund	2.31%	8.13%	6.45%	6.04%
Merrill Lynch U.S. Treasury/Agency Master Index	3.52%	11.07%	7.59%	7.14%
Lipper, Inc. (General U.S. Gov’t Funds)	2.46%	8.63%	6.30%	6.08%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	2.69%
Weighted Average Maturity	5.42 years

13

Portfolio of Investments

Safeco U.S. Government Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

ASSET BACKED SECURITIES—50.0%

Consumer Finance—6.7%
$2,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$2,080
1,500	Chemical Master Credit Card Trust 5.98%, due 9/15/08	1,599

Federal Home Loan Mortgage Corp. (FHLMC)—3.7%
575	6.00%, due 4/01/14	599
862	6.50%, due 4/01/29	898
522	8.00%, due 9/01/25	564

Federal National Mortgage Association (FNMA)—20.8%
3,914	5.50%, due 3/01/33	4,053
750	5.75%, due 2/15/08	856
4,103	6.50%, due 10/01/28	4,284
462	7.00%, due 10/01/29	487
808	7.00%, due 4/01/29	852
249	7.00%, due 5/01/29	263
461	8.00%, due 7/01/27	502
144	9.00%, due 11/01/22	160

Government National Mortgage Association (GNMA)—18.8%
$965	6.00%, due 10/15/28	$1,013
3,052	6.00%, due 11/20/31	3,182
837	6.00%, due 12/15/28	878
537	6.50%, due 1/20/24	564
551	7.00%, due 1/15/30	582
809	7.00%, due 4/15/28	855
713	7.00%, due 7/20/31	750
1,119	7.50%, due 10/15/27	1,191
327	8.00%, due 3/20/30	350
879	8.25%, due 5/15/20	959

TOTAL ASSET BACKED SECURITIES (cost $26,797)		27,521

PRINCIPAL AMOUNT		Value (000’s)

U.S. GOVERNMENT OBLIGATIONS—44.7%

U.S. Treasury Notes—44.7%
$ 500	4.00%, due 11/15/12	$520
2,350	4.875%, due 2/15/12	2,612
2,000	5.50%, due 8/15/28	2,250
2,700	5.625%, due 5/15/08	3,095
7,600	5.75%, due 11/15/05	8,365
1,300	6.50%, due 2/15/10	1,577
2,900	7.25%, due 5/15/16	3,857
1,500	8.75%, due 5/15/20	2,295

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $23,052)		24,571

GOVERNMENT BONDS—3.7%

U.S. Federal Agency Notes—3.7%
2,000	3.00%, due 4/15/08	2,035

TOTAL GOVERNMENT BONDS (cost $2,063)		2,035

CASH EQUIVALENTS—1.3%

Investment Companies
707	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	707

TOTAL CASH EQUIVALENTS (cost $707)		707

TOTAL INVESTMENTS (cost $52,619)—99.7%		54,834

Other Assets, less Liabilities		160

NET ASSETS		$54,994

SEE NOTES TO FINANCIAL STATEMENTS

14

Report From the Fund Manager

Safeco Managed Bond Fund

As of June 30, 2003

Michael Hughes

How did the Fund perform?

The Safeco Managed Bond Fund underperformed its benchmark index, the Lehman Brothers Aggregate Bond Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

War worries loomed early in 2003, and interest rates reached all time lows—both factors made us reluctant to make significant bets against the Index, other than to shorten duration.

By mid-June, the sluggish economy, Greenspan’s deflation comments and foreign central banks efforts to stem the rise in their currencies, sent U.S. Treasuries yields down to 45-year lows. The yield on the 10-year Treasury hit 3.11% on June 13th before ending the second quarter at 3.51%—still 30 basis points lower on the year.

Mountains of cash on the sidelines earning next to nothing sent investors scrambling for yield. Corporate bonds, the prime beneficiary of this yield quest, continued to outperform U.S. Treasuries as they have since last fall. From their early October lows through June 30, investment-grade corporate bonds have generated a 13.2% total return, high yield corporate bonds have advanced more than 30%, while Treasuries were up just 4.3%.

Our performance has benefited from a nominal overweight in investment-grade corporate bonds (33% for the portfolio versus 27% for the Index) and commercial mortgage-backed securities (4.5% versus 2.4%). Detracting from our performance this quarter was our portfolio’s slightly lower duration (95% of benchmark—4.0 versus 4.2 years).

Our five worst performing bonds this quarter (a callable Freddie Mac debenture purchased near the cyclical low in rates and a few premium mortgage-backed securities) deducted just 0.05% from the Fund’s return this quarter. Our five top performing bonds (United Airlines, Target, a low-coupon mortgage-backed security and two U.S. Treasury Positions) added 1.05% to the performance of the portfolio.

What changes did you make to the Fund and why?

Taking advantage of the improvement in the corporate bond market, early in the year we took steps to increase the number and quality of names in the portfolio to minimize credit risk. Though corporates fared well in the first part of 2003, there was still significant turbulence.

With interest rates at multi-generational lows, mortgage prepayments coming in extraordinarily fast, and corporate spreads at their tightest level in five very wild years, our basic strategy has remained unchanged. We seek incremental return by making small bets within a well-diversified, low-risk portfolio. Our primary tactical strategy has been to protect the portfolio from the inevitable rise in rates by creating a yield cushion and maintaining a slightly below-benchmark duration. We have earned our yield advantage by overweighting corporate bonds (especially Triple-B rated corporates) and other

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

15

Report From the Fund Manager

Safeco Managed Bond Fund

As of June 30, 2003

spread product while underweighting government securities. We are also overweighting callable securities to include mortgage-backed securities and callable agencies.

Mr. Michael Hughes, CFA—Portfolio Manager

B.S.—Finance; University of Colorado (1984), M.B.A.—Finance; University of Southern California (1992)

Chartered Financial Analyst (1995)

Mike is the portfolio manager of the Safeco Managed Bond Fund, and of the fixed-income portion of the Safeco Balanced Fund. He joined Safeco in 1997. Mike brought 13 years of investment management experience as the lead portfolio manager on
SEC-registered mutual funds, bank common funds and a variety of separately managed portfolios for other financial institutions. He has 19 years of investment experience.

*	Effective Oct. 1, 2003, the Fund will be named the Safeco Intermediate-Term Bond Fund.

16

Performance Overview & Highlights

Safeco Managed Bond Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	Since Inception**

Safeco Managed Bond Fund	3.70%	8.92%	5.93%	5.91%
Lehman Brothers Aggregate Bond Index	3.93%	10.40%	7.55%	7.49%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	4.31%	9.99%	6.50%	N/A

 *  Not annualized.

**  The Fund’s inception was June 25, 1992. Graph and average annual return comparison begins February 28, 1994.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	3.09%
Weighted Average Maturity	5.81 years

BONDS BY TYPE	Percent of Net Assets

U.S. Government Obligations	19.4%
Asset Backed Securities	3.7
Mortgage Backed Securities	43.1
Corporate Bonds	32.1
Municipal Bonds	1.0
Cash & Other	0.7

100.0%

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

17

Portfolio of Investments

Safeco Managed Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

ASSET BACKED SECURITIES—3.7%

Consumer Finance—1.6%
$ 85	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$85
90	MBNA Credit Card Master Note Trust 1.40%, due 12/15/08	90

Specialized Finance—1.5%
140	General Motors Acceptance Corp. 6.42%, due 5/15/35	161

Thrift & Mortgage Finance—0.6%
59	CNH Equipment Trust 7.34%, due 2/15/07	60

TOTAL ASSET BACKED SECURITIES (cost $380)		396

CORPORATE BONDS—32.1%

Aerospace & Defense—1.4%
120	Honeywell International, Inc. 7.50%, due 3/01/10	147

Airlines—1.4%
90	United Air Lines 7.73%, due 7/01/10	71
106	United Air Lines 7.783%, due 1/01/14	84

Asset Management & Custody Banks—0.2%
25	Franklin Resources, Inc. 3.70%, due 4/15/08	26

Automobile Manufacturers—1.3%
130	Ford Motor Co. 7.25%, due 10/01/08	136

Broadcasting & Cable TV—1.3%
135	Comcast Corp. 5.30%, due 1/15/14	139

Computer Hardware—0.8%
85	International Business Machines Corp. 1.33%, due 9/10/04	85

Construction & Farm Machinery & Heavy Trucks—1.5%
165	John Deere Capital Corp. 1.69%, due 9/17/04	166

Diversified Banks—2.7%
145	International Bank for Reconstruction & Development 4.375%, due 9/28/06	157

PRINCIPAL AMOUNT		Value (000’s)

Diversified Banks—(continued)
$ 45	U.S. Bancorp 3.125%, due 3/15/08	$45
75	Wells Fargo Financial, Inc. 6.125%, due 4/18/12	86

Electric Utilities—1.6%
65	PSEG Power 6.95%, due 6/01/12	75
90	Puget Sound Energy, Inc. 6.25%, due 1/16/04	92

Fertilizers & Agricultural Chemical—0.4%
45	Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	46

Forest Products—0.5%
55	Weyerhaeuser Co. 5.50%, due 3/15/05	58

Gas Utilities—0.7%
65	Kinder Morgan, Inc. 6.75%, due 3/15/11	76

General Merchandise Stores—1.2%
120	Target Corp. 6.35%, due 11/01/32	134

Home Furnishings—0.9%
90	Mohawk Industries, Inc. 6.50%, due 4/15/07	101

Housewares & Specialities—0.5%
55	Newell Rubbermaid, Inc. 4.625%, due 12/15/09	58

Integrated Oil & Gas—1.4%
75	Pemex Project Funding Master Trust 9.125%, due 10/13/10	91
55	USX Corp. 6.85%, due 3/01/08	63

Integrated Telecommunications Services—1.6%
40	Verizon Global Funding Corp. 7.375%, due 9/01/12	49
110	Verizon Wireless, Inc. 5.375%, due 12/15/06	121

Investment Banking & Brokerage—1.4%
50	Bear Stearns Cos., Inc. 3.00%, due 3/30/06	51
50	Goldman Sachs Group, Inc. 4.125%, due 1/15/08	53
40	Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	46

SEE NOTES TO FINANCIAL STATEMENTS

18

Portfolio of Investments

Safeco Managed Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Life & Health Insurance—1.7%
$ 85	#	Jackson National Life Global Funding, LLC (144A) 1.37%, due 3/11/05 (acquired 9/05/02)	$85
90		Lincoln National Corp. 5.25%, due 6/15/07	97

Movies & Entertainment—0.5%
45		AOL Time Warner, Inc. 6.75%, due 4/15/11	51

Multi-Line Insurance—1.0%
105		Hartford Financial Services Group 2.375%, due 6/01/06	105

Multi-Utilities & Unregulated Power—1.0%
100		Avista Corp. 7.75%, due 1/01/07	111

Other Diversified Financial Services—1.6%
120		General Electric Capital Corp. 5.45%, due 1/15/13	130
40		Household Finance Corp. 7.875%, due 3/01/07	47

Regional Banks—1.0%
100		Amsouth Bank NA 4.85%, due 4/01/13	104

Soft Drinks—0.4%
45		PepsiAmericas, Inc. 4.25%, due 3/15/13	45

Specialized Finance—2.4%
150		General Motors Acceptance Corp. 6.125%, due 9/15/06	158
90		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	108

Thrift & Mortgage Finance—1.7%
105		Countrywide Home Loans, Inc. 3.50%, due 12/19/05	108
65		Washington Mutual Bank Corp. 5.50%, due 1/15/13	71

TOTAL CORPORATE BONDS (cost $3,323)			3,476

PRINCIPAL AMOUNT		Value (000’s)

MORTGAGE BACKED SECURITIES—43.1%
Collateral Mortgage Obligation (CMO)—2.9%
$ 42	ASC Nomura 6.50%, due 2/14/41	$42
62	ASC Nomura 7.32%, due 1/13/30	66
195	Federal Home Loan Mortgage Corp. 6.00%, due 4/15/32	207

Federal Home Loan Bank (FHLB)—2.0%
90	2.50%, due 3/15/06	92
90	3.875%, due 6/14/13	90
35	5.125%, due 3/06/06	38

Federal Home Loan Mortgage Corporation (FHLMC)—3.5%
140	4.00%, due 6/12/13	137
226	6.50%, due 1/01/29	235

Federal National Mortgage Association (FNMA)—30.4%
476	5.00%, due 12/01/17	492
259	5.00%, due 3/01/33	264
383	5.50%, due 2/01/18	397
155	5.50%, due 7/01/23	161
587	5.50%, due 9/01/17	609
25	6.00%, due 1/01/29	26
222	6.00%, due 3/01/33	231
232	6.00%, due 8/01/32	241
54	6.00%, due 9/01/29	56
43	6.50%, due 1/01/15	45
191	6.50%, due 7/01/29	199
52	7.00%, due 3/01/12	55
17	8.00%, due 1/01/31	18
17	8.00%, due 10/01/30	19
42	8.00%, due 2/01/29	46
33	8.00%, due 2/01/30	36
18	8.00%, due 2/01/30	19
257	8.00%, due 3/01/31	278
24	8.00%, due 4/01/08	26
32	8.00%, due 4/01/20	35
18	8.00%, due 4/01/30	20
9	8.00%, due 5/01/31	9
12	8.00%, due 7/01/30	13

Government National Mortgage Association (GNMA)—1.9%
11	6.00%, due 4/15/14	12
55	6.00%, due 8/15/13	58
67	7.00%, due 4/15/28	71
43	7.00%, due 8/15/28	45
23	7.75%, due 11/15/29	25

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

19

Portfolio of Investments

Safeco Managed Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

Thrift & Mortgage Finance—2.4%
$230	First Union Commercial Mortgage Trust 6.07%, due 10/15/35	$262

TOTAL MORTGAGE BACKED SECURITIES (cost $4,552)		4,675

U.S. GOVERNMENT OBLIGATIONS—19.4%

U.S. Treasury Notes—19.4%
65	4.875%, due 2/15/12	72
865	6.00%, due 8/15/09	1,021
455	6.50%, due 11/15/26	577
130	9.25%, due 2/15/16	199
200	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	240

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $1,966)		2,109

MUNICIPAL BONDS—1.0%

Electric Utilities—1.0%
105	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	109

TOTAL MUNICIPAL BONDS (cost $105)		109

CASH EQUIVALENTS—2.3%

Investment Companies
15	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	15
239	State Street Navigator Securities Lending Prime Portfolio **	239

TOTAL CASH EQUIVALENTS (cost $254)		254

PRINCIPAL AMOUNT	Value (000’s)

TOTAL INVESTMENTS (cost $10,580)—101.6%	$11,019

Other Assets, less Liabilities	(178)

NET ASSETS	$10,841

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under rule 144A of the Securities Act of 1933. The total cost of such securities is $85,000 and the total value is $85,000 or 0.8% of net assets.
**	Represents invested collateral received related to $235,023 in securities on loan under securities lending agreements. See Securities Lending in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

20

Report From the Fund Manager

Safeco California Tax-Free Income Fund

As of June 30, 2003

Stephen C. Bauer

How did the Fund perform?

The Safeco California Tax-Free Income Fund continued to perform very well during the first half of 2003. Falling interest rates meant very good total returns for long-term bonds and the Fund has remained fully invested in long bonds as a matter of philosophy. The Fund outperformed the Lehman Brothers Long Municipal Bond Index benchmark for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Yields continued to fall during the last six months. At June 30, thirty-year, Aaa-rated bonds yielded 4.46%, down from 4.83% at year end. This continues the trend started in May 2002 when long term yields were over 5.25%. The result for the Fund has been a steady rise in N.A.V. from $12.34 one year ago to $12.67 at year end 2002 to $12.91 on June 30, 2003. This increase in N.A.V. would have been even greater but for the distributions of $0.20 per share in realized gains during the past 12 months. Maintaining a fully-invested position in long-term bonds was the key to the Fund’s good performance. Our many positions in long-term discount bonds were also important. As yields fell, these bonds outperformed par and premium bonds because they were not priced to an intermediate-term call.

What changes did you make to the Fund and why?

In general, the strategy of selling discounts to satisfy retail demand which worked so well in the national markets failed in California. The deluge of supply and extraordinary yields on Cal General Obligation bonds diverted retail interest. I sold $2 million Contra Costa Water 4.50% maturing in 2027 and bought Anaheim Electric Rev 5% maturing in 2031. I bought Cal Health Adventist Hospital 5% maturing in 2033 to yield 4.90% to capture some additional yield offered by a quality, A-rated hospital.

Mr. Steve Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named Vice President of Safeco Insurance Companies in 1979. He was promoted to Assistant Treasurer of Safeco Corporation in 1984 and was named President of Safeco Asset Management Company in 1995. Steve has 32 years of investment experience.

*	As of July 1, 2003, this Fund is co-managed by Mr. Bauer and Mary Metastasio. They also co-manage the Safeco Municipal Bond Fund, the Safeco Tax-Free Money Market Fund and the Safeco Intermediate-Term Municipal Bond Fund.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

21

Performance Overview & Highlights

Safeco California Tax-Free Income Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco California Tax-Free Income Fund	4.34%	10.26%	5.72%	6.38%
Lehman Brothers Long Municipal Bond Index	4.24%	10.31%	6.35%	6.79%
Lipper, Inc. (California Municipal Bond Funds)	3.02%	7.39%	5.04%	5.65%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	3.95%
Weighted Average Maturity	24.97 years

TOP FIVE TYPES OF BONDS	Percent of Net Assets

Hospital	16.9%
Utilities (Water)	12.0
Lease Rental	10.4
University Revenue	10.3
Local General Obligation (Unlimited Tax)	9.4

TOP FIVE HOLDINGS	Percent of Net Assets

State of California General Obligation Bonds	5.5%
Alameda Corridor Transportation Authority Revenue	5.4
Duarte California Certificates of Participation (City of Hope Medical Center)	5.2
California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center)	5.1
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	5.1

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

22

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

MUNICIPAL BONDS*—99.6%
$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$5,089
2,000	Anaheim Public Funding Authority Revenue (Electrical Systems Distribution Facilities) 5.00%, due 10/01/31 [FSA]	2,085
4,500	California Educational Facilities Authority Revenue (Institute of Technology) 4.50%, due 10/01/27	4,502
2,000	California Health Facilities Financing Authority Health Facility Revenue (Adventist Health System) ^ 5.00%, due 3/01/33	1,974
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,839
2,990	California State Department of Water Resources Power Supply Revenue 5.25%, due 5/01/20	3,112
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/26	3,127
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,089
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,683
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,496
4,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	4,156
3,000	Chino Valley Unified School District (Series A) 5.00%, due 8/01/26 [FSA]	3,146
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	21
2,000	Contra Costa CA Water District Water Revenue 4.50%, due 10/01/27 [FSA]	1,997
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,937

PRINCIPAL AMOUNT			Value (000’s)

$2,100		Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	2,129
2,000		Los Angeles California Unifed School District 5.00%, due 1/01/28 [MBIA]	2,094
1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	1,417
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) ^^ 4.75%, due 3/01/23 [AMBAC]	3,056
2,450		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	2,337
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,686
4,195		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	4,201
705	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	733
2,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	2,084
2,500		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	2,537
2,000		Sacramento Municipal Utility District Electric Revenue Series Q 5.00%, due 8/15/28 [FSA]	2,087
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,544
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,830
2,600		San Jose Airport Revenue 5.00%, due 3/01/31 [FGIC]	2,694

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

23

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

$1,000	San Jose Libraries and Parks Project General Obligation 5.125%, due 9/01/31	$1,050
3,000	San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	2,952
1,335	Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	1,338
5,500	State of California General Obligation Bonds 4.75%, due 4/01/29	5,173
1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	1,816

TOTAL MUNICIPAL BONDS (cost $85,484)		94,011

CASH EQUIVALENTS—1.3%
1,240	SEI Tax-Exempt Institutional Tax-Free Portfolio	1,240

TOTAL CASH EQUIVALENTS (cost $1,240)		1,240

TOTAL INVESTMENTS ($86,724)—100.9%		95,251

Other Assets, less Liabilities		(863)

NET ASSETS		$94,388

^	Security purchased on a when issued basis. See Forward Commitment in Note 2 to the financial statements.
^^	Security was segregated as collateral to cover when issued securities. See Forward Commitment in Note 2 to the financial statements.
†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	14.6%
Financial Guaranty Insurance Corp. [FGIC]	5.6
AMBAC Indemnity Corp. [AMBAC]	7.7
Financial Security Assurance, Inc. [FSA]	9.9

37.8%

SEE NOTES TO FINANCIAL STATEMENTS

24

Report From the Fund Manager

Safeco Municipal Bond Fund

As of June 30, 2003

Stephen C. Bauer

How did the Fund perform?

The Safeco Municipal Bond Fund continued to perform very well during 2003. The Fund outperformed the Lehman Brothers Long Municipal Bond Index benchmark for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Falling interest rates meant very good total returns for long term bonds and the Fund has remained fully invested in long bonds as a matter of philosophy. Yields continued to fall during the past six months. At June 30, thirty-year Aaa-rated bonds yielded 4.46%, down from 4.83% at year end. This continues the trend started in May 2002 when long-term yields were over 5.25%. The result for the Muni Bond Fund has been a steady rise in N.A.V. from $14.17 one year ago to $14.45 at year end 2002 to $14.70 on June 30, 2003. The increase in N.A.V. would have been even greater but for the distributions of $0.31 per share in realized gains during the past 12 months. Maintaining a fully invested position in long term bonds was the key to the Fund’s good performance. Our many positions in long-term discount bonds were also important. As yields fell, these bonds outperformed par and premium bonds because they were not priced to an intermediate term call.

What changes did you make to the Fund and why?

Two themes dominated over the last six months: the sale of discount bonds as they approached par and the addition of California bonds. The sale of discounts is a continuation of a strategy started in 2002, and it ebbed and flowed with the market. Retail brokers had a strong interest in slight discount bonds which could be marked up and sold at par to individuals. We took advantage of this demand to get prices which were not available from institutional buyers. Many of these bonds had been purchased in recent years at prices in the 70s and 80s and had very little upside left as they approached par.

California’s fiscal problems have had a dramatic effect on the value of all bonds in the state. In addition, large borrowings by the state as well as local governments have aggravated the situation. To take advantage of this opportunity, we added large positions in Los Angeles school bonds and the State of California General Obligation bonds.

Mr. Steve Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named Vice President of Safeco Insurance Companies in 1979. He was promoted to Assistant Treasurer of Safeco Corporation in 1984 and was named President of Safeco Asset Management in 1995. Steve has 32 years of investment experience.

*	As of July 1, 2003, this Fund is co-managed by Mr. Bauer and Mary Metastasio. They also co-manage the Safeco Intermediate-Term Municipal Bond Fund, the Safeco Tax-Free Money Market Fund and the Safeco California Tax-Free Income Fund.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

25

Performance Overview & Highlights

Safeco Municipal Bond Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco Municipal Bond Fund	4.61%	10.71%	6.11%	6.29%
Lehman Brothers Long Municipal Bond Index	4.24%	10.31%	6.35%	6.79%
Lipper, Inc. (General Municipal Bond Funds)	3.38%	7.50%	4.87%	5.32%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	3.76%
Weighted Average Maturity	23.04 years

TOP FIVE HOLDINGS	Percent of Net Assets

San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	4.1%
Massachusetts State Housing Finance Agency (Series B)	3.5
Indiana State Development Finance Authority Environmental Revenue	3.5
Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago)	3.1
Los Angeles California Unified School District	2.7

TOP FIVE STATES	Percent of Net Assets

California	15.9%
Illinois	9.8
Texas	7.5
New York	7.2
Washington	5.7
CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

26

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

MUNICIPAL BONDS*—95.7%

Alabama—0.8%
$ 3,855		Jefferson County Sewer Revenue 4.75%, due 2/01/38 [FGIC]	$3,890

Alaska—0.8%
5,000		Alaska Housing Finance Corp. 5.00%, due 12/01/39	5,070

Arizona—2.2%
7,800		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	7,917
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,224

California—15.9%
2,000		California Health Facilities Financing Authority Revenue (Adventist Health System) ^ 5.00%, due 3/01/28	1,989
2,000		California Health Facilities Financing Authority Revenue (Adventist Health System) ^ 5.00%, due 3/01/33	1,974
15,000		Los Angeles California Unified School District 5.00%, due 1/01/28 [MBIA]	15,703
3,550	†	Northern California Power Agency Geothermal Project Revenue ^^ 5.00%, due 7/01/09 (Prerefunded 7/01/08 @ 100)	4,028
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	13,680
1,715		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	1,717
285	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	296
7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facilities Project 4.75%, due 11/15/19 [MBIA]	7,111

PRINCIPAL AMOUNT			Value (000’s)

California—(continued)
$25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	$24,151
3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	3,172
5,000		State of California General Obligation Bonds 5.00%, due 11/01/30	5,180
15,000		State of California General Obligation Bonds 5.00%, due 2/01/32	14,823

Colorado—3.1%
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	14,040
4,000		University of Colorado Hospital Authority Revenue 5.60%, due 11/15/31	4,108

Florida—3.1%
8,000		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/32	8,172
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,889
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,585

Georgia—1.2%
6,750	†	Atlanta Water and Sewage Revenue 4.50%, due 1/01/18 (Prerefunded 1/01/04 @ 100)	6,871

Illinois—9.8%
9,000		Chicago General Obligation 5.50%, due 1/01/35 [FGIC]	9,813
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,135
17,500	†	Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago) 5.70%, due 12/01/25 (Prerefunded 12/01/03 @ 102)	18,196
10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	10,235

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

27

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Illinois—(continued)
$10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormick Place Expansion Project 5.25%, due 6/15/42 [MBIA]	$10,650
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,833

Indiana—5.1%
185		Beech Grove Economic Development Revenue (Westvaco Corp.) 8.75%, due 7/01/10	186
20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/01/32	20,629
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,925
2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	2,525

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	257

Kansas—0.5%
3,000		Kansas Turnpike Authority Revenue 4.75%, due 9/01/27 [FSA]	3,059

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,119

Maryland—2.5%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,698
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,894

PRINCIPAL AMOUNT		Value (000’s)

Maryland—(continued)
$ 5,000	Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 4.75%, due 7/01/23 [FGIC]	$5,011
4,000	Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	4,495

Massachusetts—5.4%
5,250	Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	5,245
5,740	Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	6,049
20,000	Massachusetts State Housing Finance Agency (Series B) 5.40%, due 12/01/28 [MBIA]	20,630

Michigan—1.6%
4,250	Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,369
5,000	Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/26	5,132

Minnesota—0.9%
5,000	Minneapolis Health Care System Revenue (Allina Health) 5.75%, due 11/15/32	5,216

Mississippi—1.4%
8,000	Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	8,148

Missouri—0.9%
4,000	Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	4,062
1,000	Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,058

SEE NOTES TO FINANCIAL STATEMENTS

28

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Montana—1.3%
$ 7,480		Forsyth Montana Pollution Control Revenue (Puget Sound Engery) 5.00%, due 3/01/31 [AMBAC]	$7,784

New Mexico—0.4%
2,130		Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	2,133

New York—7.2%
3,500		Long Island Power Authority Electric System Revenue 5.00%, due 9/01/27	3,526
900		Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	944
3,820		Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	4,304
5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 5/15/15	6,329
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,678
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded 5/15/09 @ 100)	1,830
5,250		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	6,952
6,050		Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	6,027
6,000		Triborough Bridge and Tunnel Authority Revenue 5.00%, due 11/15/32	6,233
2,825		Triborough Bridge and Tunnel Authority Revenue 5.125%, due 11/15/29	2,975

North Carolina—2.2%
12,000		North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	13,223

PRINCIPAL AMOUNT		Value (000’s)

North Dakota—0.6%
$ 3,000	Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	$3,317

Oklahoma—1.2%
5,590	McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,900

Pennsylvania—1.7%
5,000	Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	5,263
5,000	Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	5,083

South Carolina—4.9%
190	Charleston County Pollution Control Facilities Revenue 5.90%, due 8/01/03	190
5,500	Pickens and Richland Counties Hospital Facilities Revenue 5.75%, due 8/01/21 [AMBAC]	5,513
15,000	Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	14,913
7,500	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21	8,510

Tennessee—1.2%
7,000	Greenville County Building Equity General Obligation 5.50%, due 12/01/28	7,365

Texas—7.5%
3,750	Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	3,568
10,000	Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	14,140
3,000	Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	3,063
14,300	Hurst-Euless-Bedford Texas Independent School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	14,104

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

29

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Texas—(continued)
$ 10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/15 @ 100)	$12
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	5,209
4,500		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,507

Utah—0.8%
4,635		Weber County Utah Hospital Revenue (IHC Health Services) 5.00%, due 8/15/30 [AMBAC]	4,791

Virginia—2.3%
2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	2,546
7,000		Virginia Housing Development Authority 4.95%, due 1/01/43	7,110
3,500		Virginia Public School Authority 5.00%, due 8/01/20	3,731

Washington—5.7%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	731
5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	6,336
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,809
2,500		King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	2,611
2,255		King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,263
2,800		Lewis County Public Utility District #1 Cowlitz Falls Hydroelectric Project Revenue 6.00%, due 10/01/24	2,811
3,111		Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,439

PRINCIPAL AMOUNT			Value (000’s)

Washington—(continued)
$ 6,290		Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	$5,696
7,000		Washington State General Obligation 4.50%, due 7/01/23 [FSA]	6,946
250		Yakima-Tieton Irrigation District Revenue 6.20%, due 6/01/19 [FSA]	260

West Virginia—3.1%
2,945		West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30	3,260
12,055	†	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30 (Prerefunded 9/01/10 @101)	15,233

TOTAL MUNICIPAL BONDS (cost $497,224)			566,327

CASH EQUIVALENTS—4.0%
23,671		Federated Tax-Exempt Money Market Fund, Inc.	23,671

TOTAL CASH EQUIVALENTS (cost $23,671)			23,671

TOTAL INVESTMENTS (cost $520,895)—99.7%			589,998

Other Assets, less Liabilities			1,945

NET ASSETS			$591,943

^	Security purchased on a when issued basis. See Forward Commitment in Note 2 to the financial statements.
^^	Security was segregated as collateral to cover when issued securities. See Forward Commitment in Note 2 to the financial statements.
†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.

SEE NOTES TO FINANCIAL STATEMENTS

30

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

Financial Guaranty Insurance Corp. [FGIC]	10.8%
Financial Security Assurance, Inc. [FSA]	4.4
AMBAC Indemnity Corp. [AMBAC]	4.8
Municipal Bond Investors Assurance Corp. [MBIA]	15.9
Texas Permanent School Fund [PSF]	4.0

44.8%

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

31

Report From the Fund Manager

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2003

Mary V. Metastasio

How did the Fund perform?

The Safeco Intermediate-Term Municipal Bond Fund outperformed its benchmark index, the Lehman Brothers 7-Year Municipal Bond Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Bond holders found the municipal bond market a good place to be in recent months. Bond buyers, however, were faced with rising prices and a scarcity of attractive new issues. The Fund benefited from past positioning to extend weighted average maturity to 8.66 years.

What changes did you make to the Fund and why?

In early 2003, we replaced bonds in the portfolio that were called with two specialty state issues. We bought Los Angeles, CA insured general obligation bonds, and Escambia County, FL health care bonds for Ascension Health. California bonds are trading at attractive levels relative to other states now, and the Florida bonds gave us some additional yield in another state that generally trades very well.

During the period, we sold two positions, both of which were AAA bonds, trading District of Columbia Revenue Bonds issued for George Washington University, and a Cypress-Fairbanks, TX Independent School District issue. New to the portfolio are Forsyth, MT Pollution Control Revenue for Portland General Electric, North Carolina Eastern Municipal Power Agency, and Lincoln County, WY PCR for PacifiCorp. These bonds were trading at very cheap levels relative to AAA bonds, given their quality and other characteristics.

Ms. Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. She has served for several years as the portfolio manager for the Safeco Tax-Free Money Market Fund and the Safeco Intermediate-Term Municipal Bond Fund. She also manages portfolios for the Safeco Trust Company. Mary has a total of 18 years of investment experience, including 15 years as a portfolio manager.

*	As of July 1, 2003, this Fund is co-managed by Ms. Metastasio and Stephen Bauer. They also co-manage the Safeco Municipal Bond Fund, the Safeco California Tax-Free Income Fund and the Safeco Tax-Free Money Market Fund.

32

Performance Overview & Highlights

Safeco Intermediate-Term Municipal Bond Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco Intermediate-Term Municipal Bond Fund	3.98%	8.13%	5.47%	5.38%
Lehman Brothers 7-Year Municipal Bond Index	3.84%	8.85%	6.39%	6.12%
Lipper, Inc. (Intermediate Municipal Bond Funds)	3.08%	7.24%	5.29%	5.44%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	2.31%
Weighted Average Maturity	8.66 years

TOP FIVE HOLDINGS	Percent of Net Assets

New York State Housing Finance Agency Health Facilities Revenue	4.3%
Tempe Arizona Unified High School District #213 General Obligation	3.8
Ohio State Building Authority Adult Correction	3.4
Michigan State Trunk Line Revenue	3.4
Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation	3.4

TOP FIVE STATES	Percent of Net Assets

Illinois	14.8%
Washington	11.9
New York	10.9
Texas	10.0
Michigan	6.0

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

33

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

MUNICIPAL BONDS*—98.4%

Alabama—3.3%
$500		Southeast Alabama Gas District System Revenue (Series A) 5.30%, due 6/01/12 [AMBAC]	$570

Alaska—3.0%
500		Alaska Housing Finance Corp. Housing Development 4.15%, due 6/01/12 [MBIA]	517

Arizona—3.8%
600		Tempe Arizona Unified High School District #213 General Obligation 4.50%, due 7/01/11 [FGIC]	648

California—3.8%
300		Los Angeles California Unified School District Unlimited General Obligation 4.50%, due 7/01/10 [FSA]	330
285	†	Sacramento Municipal Utility District Electric Revenue (Series A) 5.50%, due 2/01/11 (Escrowed to Maturity)	327

Florida—3.2%
500		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/11	560

Illinois—14.8%
500	†	Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation 5.25%, due 12/01/10 (Escrowed to Maturity)	584
500		Chicago O’Hare International Airport Revenue 4.35%, due 1/01/10 [AMBAC]	533
500		Chicago Tax Increment Jr Lien South Redevelopment Revenue 5.00%, due 11/15/10 [ACA]	544
500		Illinois Educational Facilities Authority Student Housing Revenue (Educational Advancement Fund) 5.50%, due 5/01/12	526
350		Joliet Waterworks and Sewage Revenue 7.00%, due 1/01/05 [FGIC]	368

Kentucky—3.1%
500		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.25%, due 10/01/12	539

PRINCIPAL AMOUNT			Value (000’s)

Maine—2.0%
$300		Maine Municipal Bond Bank 5.00%, due 11/01/09 [FSA]	$339

Massachusetts—2.7%
400		Massachusetts Water Resources Authority General Revenue 5.25%, due 12/01/08	459

Michigan—6.0%
500		Michigan State Trunk Line Revenue 5.50%, due 11/01/10 [FSA]	586
400		Wayne Charter County Airport Revenue (Series C) 5.00%, due 12/01/12 [FGIC]	450

Montana—3.0%
500		Forsyth Pollution Control Revenue 5.20%, due 5/01/33	517

New York—10.9%
500		Metropolitan Transportation Authority New York State Service Contract 5.50%, due 7/01/14	583
700		New York State Housing Finance Agency Health Facilities Revenue 6.375%, due 11/01/04	748
500		New York Urban Development Corp. Correctional and Youth Facilities Revenue 5.00%, due 1/01/17	549

North Carolina—3.1%
500		North Carolina Eastern Municipal Power Agency Power System Revenue 5.50%, due 1/01/14	543

Ohio—3.4%
500		Ohio State Building Authority Adult Correction 5.50%, due 10/01/11 [FSA]	586

Oklahoma—0.8%
130	†	Oklahoma Industries Authority Health Facilities Revenue (Sisters of Mercy Health System, St. Louis, Inc.) 5.20%, due 6/01/05 (Escrowed to Maturity)	137

Pennsylvania—3.3%
500		Philadelphia Parking Authority Airport Parking Revenue 4.875%, due 9/01/09 [FSA]	564

SEE NOTES TO FINANCIAL STATEMENTS

34

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

South Carolina—3.4%
$500	Greenville County School District Installment Purchase Revenue 5.50%, due 12/01/12	$578

Texas—10.0%
250	Austin Combined Utility Systems Revenue 5.80%, due 11/15/06	282
500	Sam Rayburn Municipal Power Agency 5.00%, due 10/01/09	553
300	San Felipe Del Rio Texas Independent School District Unlimited General Obligation 5.00%, due 8/15/12 [PSF]	335
500	Tomball Independent School District General Obligation 5.00%, due 2/15/11 [PSF]	563

Washington—11.9%
360	King County Housing Authority Pooled Housing Revenue 4.70%, due 7/01/08	384
485	King County School District #415 (Kent) Unlimited General Obligation 5.50%, due 6/01/13 [FSA]	569
500	Renton Water and Sewer Revenue 4.40%, due 12/01/15 [FSA]	528
500	Seattle Library Facilities Unlimited General Obligation (Series A) 5.375%, due 12/01/10	572

Wyoming—2.9%
500	Lincoln County Pollution Control Revenue 3.40%, due 1/01/16	501

TOTAL MUNICIPAL BONDS (cost $15,726)		16,972

CASH EQUIVALENTS—0.0%
2	Federated Tax-Exempt Money Market Fund, Inc.	2

TOTAL CASH EQUIVALENTS (cost $2)		2

TOTAL INVESTMENTS (cost $15,728)—98.4%		16,974

Other Assets, less Liabilities		282

NET ASSETS		$17,256

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	6.5%
Financial Guaranty Insurance Corp. [FGIC]	8.6
Financial Security Assurance, Inc. [FSA]	20.6
American Capital Access Corp. [ACA]	3.2
Municipal Bond Investors Assurance Corp. [MBIA]	3.0
Texas Permanent School Fund [PSF]	5.3

47.2%

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

35

Report From the Fund Manager

Safeco Money Market Fund

As of June 30, 2003

Lesley Fox

How did the Fund perform?

The Fund had returns for the six-month period ending June 30, 2003 above the average of other taxable money market funds. However, the 12-month return on the Fund was lower than the 2.1% year-over-year increase in the Consumer Price Index (CPI) as of the end of June, 2003.

What factors impacted the Fund’s performance?

The money market yield curve remains flat with historically low rates. The Federal Reserve Bank’s Open Market Committee (FOMC) lowered the Fed Funds rate from 1.25% to 1.00% on June 25, although many economists had predicted they might lower the rate to 0.75%. The FOMC statement revealed that while there are some signs of growth in the economy, the Committee is still concerned about the possibility of deflation. The main reason the Fund performed well is that it holds securities purchased many months ago at much higher rates than currently available. The Fund also holds floating rate notes, purchased at attractive spreads, which should perform well in every interest rate environment.

Because of the possibility of a 0.50% drop in the Fed Funds rate prior to June 25, money market products traded below 1.00% for much of the second quarter. I predicted that the rate would only be dropped by 0.25% and was correct in that assumption. Prior to June 25, I had a larger-than-normal amount of cash which I was able to invest at higher rates after the FOMC meeting. This helped the performance of the Fund.

What changes did you make to the Fund and why?

I purchased some fixed-rate taxable municipal bonds at attractive levels compared to corporate bonds. The allocation of floating rate notes was reduced from 22% in the Fund at the end of the first quarter to 19% on June 30, 2003. I had some corporate floater maturities during the quarter but was unable to replace them with floaters at reasonable spreads. I held on to floating rate notes with high spreads to the underlying indices because they reset at relatively higher rates. The Fund had a higher allocation of Commercial Paper (CP) this quarter (58% second quarter vs. 47% first quarter).

I continue to search for the best short-term yield opportunities in floating or fixed rate securities. As always, credit risk in the Fund is managed very conservatively.

Ms. Lesley Fox—Portfolio Manager

B.S.—Finance; University of Utah (1988), M.B.A.—Finance; George Washington University (1992)

Lesley joined Safeco Asset Management in 2000 as a portfolio manager for the Safeco Money Market Fund. She is also part of the team that manages the Safeco U.S. Government Fund. Prior to joining Safeco, she spent five years managing $3.5 billion in short-term funds for King County. She began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989. Lesley has 14 years of investment experience.

*	As of July 1, 2003, the Safeco Money Market Fund is co-managed by Ms. Fox and Cathleen Beauchamp.

36

Performance Overview & Highlights

Safeco Money Market Fund

(Unaudited)

INVESTOR CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco Money Market Fund	0.40%	0.98%	3.71%	4.07%
Lipper, Inc. (Money Market Funds)	0.26%	0.72%	3.47%	4.08%

* Not annualized Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	65 Days	7 Day Yield	0.58%

Portfolio of Investments

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

COMMERCIAL PAPER—57.6%

Asset Backed—14.8%
$12,000	Corporate Receivables Corp. 1.00%, due 7/14/03	$11,996
9,750	Corporate Receivables Corp. 1.23%, due 7/02/03	9,750
21,500	Moat Fundings, LLC 1.23%, due 8/08/03	21,472
7,000	Receivables Capital Corp. 1.01%, due 7/21/03	6,996
15,000	Receivables Capital Corp. 1.05%, due 7/24/03	14,990

Consumer Finance—4.9%
1,000	Cooperative Association of Tractor Dealers 1.02%, due 11/05/03	996
4,900	Cooperative Association of Tractor Dealers 1.27%, due 10/20/03	4,881
3,400	Cooperative Association of Tractor Dealers 1.27%, due 10/20/03	3,387
1,100	Cooperative Association of Tractor Dealers 1.27%, due 10/21/03	1,096
3,000	Cooperative Association of Tractor Dealers 1.27%, due 11/07/03	2,986
5,000	Cooperative Association of Tractor Dealers 1.27%, due 7/24/03	4,996
1,700	Cooperative Association of Tractor Dealers 1.27%, due 8/29/03	1,696

PRINCIPAL AMOUNT		Value (000’s)

Consumer Finance—(continued)
$1,800	Cooperative Association of Tractor Dealers 1.27%, due 9/09/03	$1,796

Diversified Banks—5.2%
23,000	UBS Finance, Inc. 1.31%, due 7/01/03	23,000

Investment Banking & Brokerage—4.1%
18,000	Merrill Lynch & Co., Inc. 1.30%, due 7/01/03	18,000

Other Diversified Financial Services—12.7%
22,000	General Electric Capital Corp. 1.03%, due 9/09/03	21,956
8,500	Household Finance Corp. 1.03%, due 7/25/03	8,494
8,500	Household Finance Corp. 1.04%, due 8/01/03	8,492
17,400	The Societe Generale Group 1.05%, due 8/06/03	17,382

Regional Banks—2.9%
13,000	Toronto Dominion Holdings, Inc. 1.03%, due 9/19/03	12,970

Specialized Finance—13.0%
21,000	American Express Credit Corp. 1.23%, due 7/15/03	20,990
14,000	International Lease Finance Corp. 1.05%, due 8/08/03	13,984
21,900	National Rural Utilities Cooperative Finance Corp. 1.08%, due 7/17/03	21,889

TOTAL COMMERCIAL PAPER (cost $254,195)		254,195

SEE NOTES TO FINANCIAL STATEMENTS

37

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

Portfolio of Investments

Safeco Money Market Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

CORPORATE BONDS—27.7%

Asset Backed—1.1%
$4,750		Associates Corp. of North America 5.75%, due 11/01/03	$4,815

Brewers—0.8%
3,330		New Belgium Brewery Co. 1.15%, due 7/01/15 Put Date 7/03/03	3,330

Diversified Banks—6.8%
3,700		Banc One Corp. 8.74%, due 9/15/03	3,755
4,123		Bank of America Corp. 5.75%, due 3/01/04	4,240
4,055		First USA Bank 7.65%, due 8/01/03	4,074
1,000		Nationsbank Corp. 6.125%, due 7/15/04	1,052
9,500		Nationsbank Corp. 6.50%, due 8/15/03	9,555
3,000		Star Banc Corp. 5.875%, due 11/01/03	3,046
4,125		Wells Fargo Financial, Inc. 7.25%, due 7/14/03	4,134

General Merchandise Stores—0.5%
2,100		Racetrac Capital, LLC 1.03%, due 4/01/18 Put Date 7/02/03	2,100

Hotels, Resorts & Cruise Lines—0.6%
2,640		Smuggler’s Notch Management Co. 1.15%, due 9/01/15 Put Date 7/03/03	2,640

Investment Banking & Brokerage—11.0%
8,000	#	Goldman Sachs Group, LP (144A) 1.54%, due 5/12/04 Put Date 7/15/03	8,000
2,230		Lehman Brothers Holdings, Inc. 6.125%, due 7/15/03	2,234
16,400		Lehman Brothers Holdings, Inc. 6.625%, due 4/01/04	17,054
1,000		Lehman Brothers Holdings, Inc. 7.36% beg. 12/15/96 Step Bond due 12/15/03	1,024
19,142		Morgan Stanley Dean Witter Co. 5.625%, due 1/20/04	19,593
909		Salomon Smith Barney Holdings, Inc. 7.00%, due 3/15/04	947

PRINCIPAL AMOUNT		Value (000’s)

Real Estate Management & Development—3.1%
$8,200	Loft Quest, LLC 1.12%, due 6/01/27 Put Date 7/03/03	$8,200
5,500	SF Tarns, LLC 1.12%, due 1/01/28 Put date 7/03/03	5,500

Regional Banks—0.6%
2,775	First Bank National Association 6.00%, due 10/15/03	2,809

Specialized Finance—1.7%
7,375	International Lease Finance Corp. 5.25%, due 5/03/04	7,600

Thrifts & Mortgage Finance—1.5%
4,430	Countrywide Funding Corp. 6.69%, due 7/14/03	4,436
2,000	Countrywide Home Loans, Inc. 1.5675%, due 12/10/03	2,000

TOTAL CORPORATE BONDS (cost $122,138)		122,138

MUNICIPAL BONDS—18.3%

Airport and Seaport—4.7%
20,805	New Jersey Turnpike Authority Revenue ^ 1.15%, due 1/01/04	20,805

Diversified Commercial Services—0.5%
2,000	Wake Forest University 1.03%, due 7/01/17 Put Date 7/03/03	2,000

Health Care Distributors—1.8%
8,100	New Hampshire Business Finance Authority Revenue ^^ 1.10%, due 6/01/28 Put Date 7/03/03	8,100

Homebuilding—2.1%
1,000	Breckenridge Terrace, LLC Tax Revenue 1.07%, due 5/01/39 Put Date 7/03/03	1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.07%, due 5/01/39 Put Date 7/03/03	2,000
6,433	Summer Station Apartments, LLC 1.08%, due 6/01/19 Put Date 7/02/03	6,433

SEE NOTES TO FINANCIAL STATEMENTS

38

Portfolio of Investments

Safeco Money Market Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

Hotels, Resorts & Cruise Lines—0.9%
$3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.07%, due 7/01/35 Put Date 7/03/03	$3,885

Managed Health Care—5.7%
6,875	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.10%, due 7/01/29 Put Date 7/02/03	6,875
6,425	Maryland Health and Higher Education Facilities Authority Revenue 1.10%, due 1/01/28 Put Date 7/02/03	6,425
5,000	Presbyterian Homes and Service 1.09%, due 12/01/28 Put Date 7/03/03	5,000
6,900	Village Green Finance Co. ^^ 1.03%, due 11/01/22 Put Date 7/02/03	6,900

University Revenue—2.6%
11,300	New York Dormitory Authority Revenue (City University Systems) ^^ 1.59%, due 1/01/04	11,300

TOTAL MUNICIPAL BONDS (cost $80,723)		80,723

CASH EQUIVALENTS—0.8%

Investment Companies
3,359	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	3,359

TOTAL CASH EQUIVALENTS (cost $3,359)		3,359

PRINCIPAL AMOUNT	Value (000’s)

TOTAL INVESTMENTS (cost $460,415)—104.4%	$460,415

Other Assets, less Liabilities	(19,250)

NET ASSETS	$441,165

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 6/30/03. These rates change periodically based on specified market rates or indices.

^	Security purchased on a when issued basis. See Forward Commitment in Note 2 to the financial statements.
^^	Security was segregated as collateral to cover when issued securities. See Forward Commitment in Note 2
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under rule 144A of the Securities Act of 1933. The total cost and value of such securities is $8,000,000 or 1.8% of net assets.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

39

Report From the Fund Manager

Safeco Tax-Free Money Market Fund

As of June 30, 2003

Mary V. Metastasio

How did the Fund perform?

The Safeco Tax-Free Money Market Fund compares favorably with its peers for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Short-term tax-exempt yields continue to drop to historic lows. A brief spike upward during the annual April 15 tax season was only a small detour along rates’ downward path. We recently voluntarily reimbursed some fund expenses, which lowered the expense ratio of the Fund. This should prevent the unenviable situation some funds face as gross yields and expense ratios converge.

What changes did you make to the Fund and why?

For the first half of 2003, we made no major changes in the Fund and continue to be pleased with our barbell structure. As of June 30, 66% of the Fund was invested in variable rate demand option (VRDO) bonds, 33% in put bonds with maturities from six months to one year, and 1% in municipal notes. When compared to the quarter ending March 31, this represents a three percent increase in put bonds and a corresponding decrease in notes. We have found in recent months that as our note holdings matured, we were unable to find appropriate, attractively priced notes to replace them, and instead purchased more put bonds. Our average days to maturity at the end of June was 46 days, down from 58 days at March quarter end.

Ms. Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. She has served for several years as the portfolio manager for the Safeco Tax-Free Money Market Fund and the Safeco Intermediate-Term Municipal Bond Fund. She also manages portfolios for the Safeco Trust Company. Mary has a total of 18 years of investment experience, including 15 years as a portfolio manager.

*	As of July 1, 2003, this Fund is co-managed by Ms. Metastasio and Stephen Bauer. They also co-manage the Safeco Intermediate-Term Municipal Bond Fund, the Safeco Municipal Bond Fund and the Safeco California Tax-Free Income Fund.

40

Performance Overview & Highlights

Safeco Tax-Free Money Market Fund

(Unaudited)

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco Tax-Free Money Market Fund	0.29%	0.73%	2.28%	2.61%
Lipper, Inc. (Tax-Exempt Money Market Funds)	0.27%	0.67%	2.21%	2.55%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	46 Days

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

41

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

MUNICIPAL BONDS—96.3%

Alabama—1.0%
$700	Stevenson Industrial Development Board Environmental Improvement Revenue 1.09%, due 11/01/16 Put Date 7/02/03	$700

Alaska—6.9%
920	Alaska Housing Finance Corp. (Governmental Purpose) 1.03%, due 12/01/30 Put Date 7/03/03	920
2,000	Alaska Housing Finance Corp. Series B 1.00%, due 12/01/30 Put Date 7/02/03	2,000
2,055	Alaska Industrial Development and Export Authority Revenue 1.54%, due 7/01/06 Put Date 7/02/03	2,055

Arizona—2.5%
1,000	Apache County Industrial Development Revenue (Tucson Electric Power Co.) 0.95%, due 12/15/18 Put Date 7/02/03	1,000
800	Pima County Industrial Development Authority Revenue (Tucson Electric Power Co.) 0.95%, due 12/01/22 Put Date 7/02/03	800

Colorado—11.8%
1,000	Castle Rock Metropolitan District No. 7 1.55%, due 12/01/30 Put Date 12/01/03	1,000
1,000	Cherry Creek South Metropolitan District No. 1 1.40%, due 12/15/33 Put Date 12/15/03	1,000
1,000	Commerce City Northern Infrastructure General Improvement District General Obligation 1.55%, due 12/01/31 Put Date 12/01/03	1,000
1,750	Denver West Metropolitan District General Obligation 1.24%, due 12/01/35 Put Date 7/03/03	1,750
1,000	Holland Creek Metropolitan District Revenue 0.95%, due 6/01/41 Put Date 7/03/03	1,000

PRINCIPAL AMOUNT		Value (000’s)

Colorado—(continued)
$1,335	Moffat County Pollution Control Revenue 1.25%, due 7/01/10 Put Date 7/02/03	$1,335
1,500	NBC Metropolitan District 1.55%, due 12/01/30 Put Date 12/01/03	1,500

District of Columbia—1.4%
1,000	District of Columbia Revenue (George Washington University) Series B 0.90%, due 9/15/29 Put Date 7/02/03	1,000

Florida—1.4%
1,000	Putnam County Development Authority Pollution Control Revenue 1.05%, due 12/15/09 Put Date 12/15/03	1,000

Georgia—6.5%
2,000	Burke County Development Authority Pollution Control Revenue (Georgia Power Co. Plant Vogtle Project) 1.25%, due 9/01/30 Put Date 3/25/04	2,000
2,750	Marietta Housing Authority Multifamily Revenue 1.35%, due 1/15/09 Put Date 7/15/03	2,750

Hawaii—4.1%
3,000	Hawaii Housing Finance and Development Corp. 1.03%, due 7/01/24 Put Date 7/02/03	3,000

Illinois—11.4%
910	Illinois Development Finance Authority Revenue (Countryside Montessori Schools) 0.98%, due 6/01/17 Put Date 7/03/03	910
3,650	Illinois Health Facilities Authority Revenue (Swedish Covenant Hospital) 1.03%, due 8/01/25 Put Date 7/02/03	3,650
3,700	Jackson-Union Regional Port District Revenue 1.03%, due 4/01/24 Put Date 7/02/03	3,700

SEE NOTES TO FINANCIAL STATEMENTS

42

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

Kentucky—5.9%
$3,305	Clark County Pollution Control Revenue 1.15%, due 10/15/14 Put Date 10/15/03	$3,305
1,000	Kentucky Rural Water Finance Corp. Public Project Revenue 2.25%, due 11/01/03	1,001

Louisiana—2.7%
2,000	Louisiana Public Facilities Authority Revenue 1.03%, due 12/01/13 Put Date 7/03/03	2,000

Maryland—2.6%
1,605	Maryland Health and Higher Education Facilities Authority Revenue (Mercy Ridge) 1.00%, due 4/01/31 Put Date 7/03/03	1,605
290	Montgomery County Industrial Development Revenue (Information Systems and Networks) 1.35%, due 4/01/14 Put Date 7/01/03	290

New York—1.4%
1,000	New York Local Government Assistance Corp. 0.93%, due 4/01/21 Put Date 7/02/03	1,000

Oklahoma—5.0%
1,665	Oklahoma Water Resources Revenue Board State Loan Program 1.10%, due 9/01/32 Put Date 9/02/03	1,665
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 1.10%, due 10/01/34 Put Date 10/01/03	1,000
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 1.10%, due 9/01/23 Put Date 9/02/03	1,000

Pennsylvania—2.9%
2,080	Washington County Authority Lease Revenue (Higher Education Pooled Equipment Leasing Project) 1.10%, due 11/01/05 Put Date 7/02/03	2,080

PRINCIPAL AMOUNT		Value (000’s)

Texas—19.8%
$3,500	ABN AMRO Munitops Certificates Trust 1.13%, due 3/07/07 Put Date 7/02/03	$3,500
2,500	ABN AMRO Munitops Certificates Trust 1.20%, due 2/06/08 Put Date 10/01/03	2,500
2,300	Coastal Bend Health Facilities Development Corp. Series B 1.08%, due 8/15/28 Put Date 7/02/03	2,300
2,000	Harris County Housing Finance Corp. Multifamily Housing Revenue (Arbor II, Ltd. Project) 2.00%, due 10/01/05 Put Date 10/01/03	2,000
1,040	Montgomery County Industrial Development Corp. (Medical Manufacturing Partners Project) 1.30%, due 8/01/17 Put Date 7/03/03	1,040
2,250	Sabine River Industrial Development Authority 1.25%, due 8/15/14 Put Date 8/15/03	2,250
760	Texas Higher Education Authority (Series B) 1.05%, due 12/01/25 Put Date 7/02/03	760

Washington—6.4%
1,500	Richland Golf Enterprise Revenue 0.95%, due 12/01/21 Put Date 7/03/03	1,500
1,330	Washington State Housing Finance Commission Housing Revenue (Pioneer Human Services) 1.00%, due 7/01/11 Put Date 7/03/03	1,330
1,800	Washington State Housing Finance Commission Revenue (YMCA Snohomish County) 1.07%, due 8/01/19 Put Date 7/01/03	1,800

Wisconsin—2.6%
1,900	Wisconsin Health and Education Facilities Authority Revenue (Felician Health Care, Inc.) 1.03%, due 1/01/19 Put Date 7/02/03	1,900

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

43

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

TOTAL MUNICIPAL BONDS (cost $69,896)		$69,896

CASH EQUIVALENTS—3.6%
$2,616	Federated Tax-Exempt Money Market Fund, Inc.	2,616

TOTAL CASH EQUIVALENTS (cost $2,616)		2,616

TOTAL INVESTMENTS (cost $72,512)—99.9%		72,512

Other Assets, less Liabilities		72

NET ASSETS		$72,584

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 6/30/2003. These rates change periodically based on specified market rate or indices.

SEE NOTES TO FINANCIAL STATEMENTS

44

Statements of Assets and Liabilities

As of June 30, 2003

(Unaudited)

–(In Thousands, Except Per-Share Amounts)–	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Treasury Fund	Safeco U.S. Government Fund

Assets:
Investments, at Cost	$50,422	$30,390	$52,619

Investments, at Value	$52,807	$31,682	$54,834
Receivable Investment Securities Sold	1,224	–	–
Receivable Trust Shares Sold	–	202	–
Dividends and Interest Receivable	894	329	394
Receivable From Advisor	37	4	58
Other Assets	2	–	–

Total Assets	54,964	32,217	55,286
Liabilities:
Payable for Investment Securities Purchased	1,663	–	–
Payable Upon Return of Securities Loaned	6,777	–	–
Notes Payable	–	–	–
Dividends Payable	298	89	249
Investment Advisory Fees Payable	24	14	24
Other Accrued Expenses	15	21	19

Total Liabilities	8,777	124	292

Net Assets	$46,187	$32,093	$54,994

Components of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$71,822	$30,706	$54,789
Net Unrealized Appreciation on Investments	2,385	1,292	2,215
Accumulated Undistributed Net Investment Income (Loss)	237	(198)	(251)
Accumulated Realized Gain (Loss)	(28,257)	293	(1,759)

Net Assets	$46,187	$32,093	$54,994

Investor Class:
Net Assets	$41,671	$24,244	$53,723
Trust Shares Outstanding	7,522	2,194	5,435
Net Asset Value, Offering Price, and Redemption Price Per Share	$5.54	$11.05	$9.88

Class A:
Net Assets	$3,722	$4,547	$830
Trust Shares Outstanding	672	412	84
Net Asset Value and Redemption Price Per Share	$5.54	$11.03	$9.89

Maximum Offering Price Per Share (Including Sales Charge of 4.5%)	$5.80	$11.55	$10.36

Class B:
Net Assets	$692	$3,302	$441
Trust Shares Outstanding	125	299	44
Net Asset Value and Offering Price Per Share	$5.54	$11.07	$9.90

Class C:
Net Assets	$102	–	–
Trust Shares Outstanding	18
Net Asset Value and Offering Price Per Share	$5.55

SEE NOTES TO FINANCIAL STATEMENTS

46

–(In Thousands, Except Per-Share Amounts)–	Safeco Managed Bond Fund	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate- Term Municipal Bond Fund	Safeco Money Market Fund	Safeco Tax-Free Money Market Fund

Assets:
Investments, at Cost	$10,580	$86,724	$520,895	$15,728	$460,415	$72,512

Investments, at Value	$11,019	$95,251	$589,998	$16,974	$460,415	$72,512
Receivable Investment Securities Sold	–	–	–	–	–	–
Receivable Trust Shares Sold	–	58	145	227	–	–
Dividends and Interest Receivable	106	1,477	8,262	184	2,004	151
Receivable From Advisor	14	49	–	41	1	36
Other Assets	–	–	–	–	–	–

Total Assets	11,139	96,835	598,405	17,426	462,420	72,699
Liabilities:
Payable for Investment Securities Purchased	–	2,015	4,038	–	20,805	–
Payable Upon Return of Securities Loaned	239	–	–	–	–	–
Notes Payable	–	–	–	95	–	–
Dividends Payable	41	367	2,134	66	225	59
Investment Advisory Fees Payable	4	38	226	7	167	29
Other Accrued Expenses	14	27	64	2	58	27

Total Liabilities	298	2,447	6,462	170	21,255	115

Net Assets	$10,841	$94,388	$591,943	$17,256	$441,165	$72,584

Components of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$10,655	$85,306	$517,529	$15,910	$441,165	$72,584
Net Unrealized Appreciation on Investments	439	8,527	69,103	1,246	–	–
Accumulated Undistributed Net Investment Income (Loss)	(16)	347	1,964	–	–	–
Accumulated Realized Gain (Loss)	(237)	208	3,347	100	–	–

Net Assets	$10,841	$94,388	$591,943	$17,256	$441,165	$72,584

Investor Class:
Net Assets	$8,480	$92,479	$581,546	$16,679	$435,386	$72,584
Trust Shares Outstanding	974	7,163	39,552	1,473	435,386	72,584
Net Asset Value, Offering Price, and Redemption Price Per Share	$8.71	$12.91	$14.70	$11.33	$1.00	$1.00

Class A:
Net Assets	$1,284	$886	$6,995	$375	$4,467	–
Trust Shares Outstanding	147	69	475	33	4,467
Net Asset Value and Redemption Price Per Share	$8.69	$12.92	$14.72	$11.32	$1.00

Maximum Offering Price Per Share (Including Sales Charge of 4.5%)	$9.10	$13.53	$15.41	$11.85	–

Class B:
Net Assets	$1,077	$1,023	$3,402	$101	$1,178	–
Trust Shares Outstanding	124	79	232	9	1,178
Net Asset Value and Offering Price Per Share	$8.69	$12.89	$14.68	$11.32	$1.00

Class C:
Net Assets	–	–	–	$101	$134	–
Trust Shares Outstanding				9	134
Net Asset Value and Offering Price Per Share				$11.32	$1.00

SEE NOTES TO FINANCIAL STATEMENTS

47

Statements of Operations

For the Six-Month Period Ended June 30, 2003

(Unaudited)

–(In Thousands)–	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Treasury Fund	Safeco U.S. Government Fund

Investment Income
Dividends	$105	$–	$–
Interest	1,953	729	1,348
Income from Securities Loaned, net	8	–	–

Total Investment Income	2,066	729	1,348

Expenses
Investment Advisory	133	82	153
Fund Accounting and Administration	18	13	25
Transfer Agent—Investor Class	50	21	39
—Class A	2	5	1
—Class B	3	2	1
Shareholder Service—Class A	4	5	1
—Class B	1	3	–
Distribution—Class B	2	10	1
Legal and Auditing	11	11	12
Custodian	7	3	4
Registration	14	15	19
Reports to Shareholders	6	3	5
Trustees	4	4	4
Other	4	2	3

Total Expenses Before Expense Reimbursement/Waiver	259	179	268
Expense Reimbursement/Waiver From Advisor—Investor Class	(61)	(13)	(56)
—Class A	(3)	(4)	(2)
—Class B	(3)	(2)	(1)
—Class C	–	–	–

Total Expenses After Expense Reimbursement/Waiver	192	160	209

Investment Income	1,874	569	1,139

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(438)	302	396
Net Change in Unrealized Appreciation (Depreciation)	5,619	34	(249)

Net Gain (Loss) on Investments	5,181	336	147

Net Change in Net Assets Resulting from Operations	$7,055	$905	$1,286

SEE NOTES TO FINANCIAL STATEMENTS

48

–(In Thousands)–	Safeco Managed Bond Fund	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate- Term Municipal Bond Fund	Safeco Money Market Fund	Safeco Tax-Free Money Market Fund

Investment Income
Dividends	$–	$–	$–	$–	$–	$–
Interest	254	2,493	15,722	369	2,947	458
Income from Securities Loaned, net	–	–	–	–	–	–

Total Investment Income	254	2,493	15,722	369	2,947	458

Expenses
Investment Advisory	27	235	1,364	41	965	184
Fund Accounting and Administration	5	42	127	8	109	33
Transfer Agent—Investor Class	8	31	150	5	160	20
—Class A	3	–	1	–	9	–
—Class B	2	–	1	–	3	–
Shareholder Service—Class A	2	1	6	–	–	–
—Class B	1	1	4	–	–	–
Distribution—Class B	4	4	11	–	–	–
Legal and Auditing	10	13	27	11	22	12
Custodian	2	5	20	2	18	6
Registration	14	5	20	19	63	11
Reports to Shareholders	2	5	18	1	21	2
Trustees	4	4	6	4	5	4
Other	2	5	20	6	11	3

Total Expenses Before Expense Reimbursement/Waiver	86	351	1,775	97	1,386	275
Expense Reimbursement/Waiver From Advisor—Investor Class	(28)	(47)	–	(23)	(16)	(35)
—Class A	(6)	(1)	–	(5)	(6)	–
—Class B	(5)	(1)	–	(5)	(2)	–
—Class C	–	–	–	(5)	–	–

Total Expenses After Expense Reimbursement/Waiver	47	302	1,775	59	1,362	240

Investment Income	207	2,191	13,947	310	1,585	218

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	95	208	3,349	101	–	–
Net Change in Unrealized Appreciation (Depreciation)	81	1,735	9,817	252	–	–

Net Gain (Loss) on Investments	176	1,943	13,166	353	–	–

Net Change in Net Assets Resulting from Operations	$383	$4,134	$27,113	$663	$1,585	$218

SEE NOTES TO FINANCIAL STATEMENTS

49

Statements of Changes in Net Assets

(Unaudited)

	Safeco High-Yield Bond Fund		Safeco Intermediate-Term U.S. Treasury Fund		Safeco U.S. Government Fund

–(In Thousands)–	2003*	2002**	2003*	2002**	2003*	2002**

Operations

Net Investment Income	$1,874	$3,612	$569	$1,003	$1,139	$2,422

Net Realized Gain (Loss) on Investments	(438)	(9,713)	302	716	396	866

Net Change in Unrealized Appreciation (Depreciation)	5,619	(1,541)	34	812	(249)	1,532

Net Change in Net Assets Resulting from Operations	7,055	(7,642)	905	2,531	1,286	4,820

Distributions to Shareholders From:

Net Investment Income

Investor Class	(1,698)	(3,389)	(517)	(1,059)	(1,259)	(2,628)

Class A	(142)	(81)	(78)	(91)	(17)	(20)

Class B	(27)	(62)	(45)	(55)	(7)	(10)

Class C	(4)	(7)	–	–	–	–

Distributions in Excess of Net Investment Income***	–	–	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	–	(472)	–	–

Class A	–	–	–	(55)	–	–

Class B	–	–	–	(43)	–	–

Class C	–	–	–	–	–	–

Total	(1,871)	(3,539)	(640)	(1,775)	(1,283)	(2,658)

Net Trust Share Transactions	5,663	(7,119)	3,803	3,714	(1,733)	8,861
Redemption Fees	36	57	–	–	3	25

Total Change in Net Assets	10,883	(18,243)	4,068	4,470	(1,727)	11,048

Net Assets at Beginning of Period	35,304	53,547	28,025	23,555	56,721	45,673

Net Assets at End of Period	$46,187	$35,304	$32,093	$28,025	$54,994	$56,721

Tax Character of Distributions Paid:
Ordinary Income	$1,871	$3,539	$640	$1,205	$1,283	$2,658
Tax-Exempt Income	–	–	–	–	–	–
Long-term Capital Gains	–	–	–	570	–	–

Total	$1,871	$3,539	$640	$1,775	$1,283	$2,658

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.
***	Investor Class-$272; Class A-$2; Class B-$3.

SEE NOTES TO FINANCIAL STATEMENTS

50

	Safeco Managed Bond Fund		Safeco California Tax-Free Income Fund		Safeco Municipal Bond Fund		Safeco Intermediate-Term Municipal Bond Fund		Safeco Money Market Fund		Safeco Tax-Free Money Market Fund

–(In Thousands)–	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

Operations

Net Investment Income	$207	$448	$2,191	$4,326	$13,947	$27,392	$310	$603	$1,585	$4,030	$218	$730

Net Realized Gain (Loss) on Investments	95	(72)	208	574	3,349	10,574	101	210	–	–	–	–

Net Change in Unrealized Appreciation (Depreciation)	81	304	1,735	3,193	9,817	17,241	252	549	–	–	–	–

Net Change in Net Assets Resulting from Operations	383	680	4,134	8,093	27,113	55,207	663	1,362	1,585	4,030	218	730

Distributions to Shareholders From:

Net Investment Income

Investor Class	(179)	(394)	(2,051)	(4,126)	(13,092)	(26,637)	(307)	(603)	(1,563)	(3,943)	(218)	(730)

Class A	(27)	(56)	(14)	(26)	(103)	(76)	(1)	–	(17)	(71)	–	–

Class B	(17)	(40)	(18)	(42)	(50)	(58)	(1)	–	(4)	(14)	–	–

Class C	–	–	–	–	–	–	(1)	–	(1)	(2)	–	–

Distributions in Excess of Net Investment Income***	–	–	–	(277)	–	–	–	–	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	(166)	(1,292)	(3,054)	(9,095)	–	(221)	–	–	–	–

Class A	–	–	(2)	(9)	(37)	(61)	–	–	–	–	–	–

Class B	–	–	(2)	(15)	(18)	(40)	–	–	–	–	–	–

Class C	–	–	–	–	–	–	–	–	–	–	–	–

Total	(223)	(490)	(2,253)	(5,787)	(16,354)	(35,967)	(310)	(824)	(1,585)	(4,030)	(218)	(730)

Net Trust Share Transactions	157	1,032	(2,533)	311	5,419	20,213	316	826	81,296	126,230	(3,370)	(600)
Redemption Fees	–	–	–	–	–	–	–	–	–	–	–	–

Total Change in Net Assets	317	1,222	(652)	2,617	16,178	39,453	669	1,364	81,296	126,230	(3,370)	(600)

Net Assets at Beginning of Period	10,524	9,302	95,040	92,423	575,765	536,312	16,587	15,223	359,869	233,639	75,954	76,554

Net Assets at End of Period	$10,841	$10,524	$94,388	$95,040	$591,943	$575,765	$17,256	$16,587	$441,165	$359,869	$72,584	$75,954

Tax Character of Distributions Paid:
Ordinary Income	$223	$490	$–	$297	$–	$153	$–	$–	$1,585	$4,030	$–	$–
Tax-Exempt Income	–	–	2,083	4,174	13,245	26,618	310	603	–	–	218	730
Long-term Capital Gains	–	–	170	1,316	3,109	9,196	–	221	–	–	–	–

Total	$223	$490	$2,253	$5,787	$16,354	$35,967	$310	$824	$1,585	$4,030	$218	$730

SEE NOTES TO FINANCIAL STATEMENTS

51

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$4.89		$6.51	$7.26	$8.38	$8.78	$9.13
Income from Investment Operations
Net Investment Income	0.23		0.52	0.61	0.69	0.71	0.74
Net Realized and Unrealized Gain (Loss) on Investments	0.66		(1.64)	(0.75)	(1.12)	(0.40)	(0.35)

Total from Investment Operations	0.89		(1.12)	(0.14)	(0.43)	0.31	0.39
Redemption Fees	—		0.01	—	—	—	—
Less Distributions
Dividends from Net Investment Income	(0.24)		(0.51)	(0.61)	(0.69)	(0.71)	(0.74)

Net Asset Value at End of Period	$5.54		$4.89	$6.51	$7.26	$8.38	$8.78

Total Return	18.54	*	(17.47% )	(2.05% )	(5.52% )	3.74%	4.45%
Net Assets at End of Period (000’s)	$41,671		$32,647	$51,454	$54,540	$73,004	$79,696
Ratios to Average Net Assets:
Gross Expenses	1.23%	**	1.28%	1.14%	1.13%	0.99%	0.92%
Net Expenses	0.90%	**	1.06%	1.07%	1.05%	0.95%	0.92%
Net Investment Income	9.20%	**	9.27%	8.75%	8.63%	8.31%	8.26%
Portfolio Turnover Rate	130%	**	163%	185%	45%	71%	64%

Safeco Intermediate-Term U.S. Treasury Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$10.95		$10.61	$10.48	$9.99	$10.74	$10.34
Income from Investment Operations
Net Investment Income	0.21		0.45	0.49	0.55	0.54	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.13		0.64	0.14	0.49	(0.75)	0.40

Total from Investment Operations	0.34		1.09	0.63	1.04	(0.21)	0.97
Less Distributions
Dividends from Net Investment Income	(0.24)		(0.52)	(0.50)	(0.55)	(0.54)	(0.57)
Distributions from Realized Gains	—		(0.23)	—	—	—	—

Total Distributions	(0.24)		(0.75)	(0.50)	(0.55)	(0.54)	(0.57)

Net Asset Value at End of Period	$11.05		$10.95	$10.61	$10.48	$9.99	$10.74

Total Return	3.13%	*	10.56%	6.07%	10.74%	(1.98% )	9.61%
Net Assets at End of Period (000’s)	$24,244		$23,087	$21,108	$18,968	$19,092	$24,061
Ratios to Average Net Assets:
Gross Expenses	1.07%	**	1.07%	1.10%	1.22%	1.10%	0.90%
Net Expenses	0.95%	**	0.95%	0.95%	0.95%	0.93%	0.90%
Net Investment Income	3.95%	**	4.24%	4.55%	5.41%	5.22%	5.38%
Portfolio Turnover Rate	47%	**	97%	74%	199%	14%	3%

*	Not annualized.
**	Annualized.

52

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco U.S. Government Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$9.88		$9.47	$9.35	$9.10	$9.64	$9.57
Income from Investment Operations
Net Investment Income	0.19		0.46	0.55	0.59	0.55	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.03		0.45	0.12	0.25	(0.54)	0.07

Total from Investment Operations	0.22		0.91	0.67	0.84	0.01	0.64
Less Distributions
Dividends from Net Investment Income	(0.22)		(0.50)	(0.55)	(0.59)	(0.55)	(0.57)

Net Asset Value at End of Period	$9.88		$9.88	$9.47	$9.35	$9.10	$9.64

Total Return	2.31%	*	9.84%	7.29%	9.50%	0.16%	6.84%
Net Assets at End of Period (000’s)	$53,723		$55,644	$45,218	$37,564	$39,449	$42,145
Ratios to Average Net Assets:
Gross Expenses	0.95%	**	0.93%	0.98%	1.05%	0.98%	0.94%
Net Expenses	0.74%	**	0.93%	0.95%	0.95%	0.94%	0.94%
Net Investment Income	4.11%	**	4.67%	5.74%	6.43%	5.92%	5.90%
Portfolio Turnover Rate	97%	**	63%	63%	160%	133%	105%

Safeco Managed Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$8.58		$8.41	$8.30	$7.90	$8.64	$8.60
Income from Investment Operations
Net Investment Income	0.17		0.41	0.46	0.48	0.41	0.42
Net Realized and Unrealized Gain (Loss) on Investments	0.14		0.20	0.11	0.40	(0.74)	0.29

Total from Investment Operations	0.31		0.61	0.57	0.88	(0.33)	0.71
Less Distributions
Dividends from Net Investment Income	(0.18)		(0.44)	(0.46)	(0.48)	(0.41)	(0.42)
Distributions from Realized Gains	—		—	—	—	—	(0.25)

Total Distributions	(0.18)		(0.44)	(0.46)	(0.48)	(0.41)	(0.67)

Net Asset Value at End of Period	$8.71		$8.58	$8.41	$8.30	$7.90	$8.64

Total Return	3.70%	*	7.44%	6.95%	11.57%	(3.82% )	8.43%
Net Assets at End of Period (000’s)	$8,480		$8,218	$7,295	$5,956	$6,781	$6,757
Ratios to Average Net Assets:
Gross Expenses	1.43%	**	1.51%	1.59%	1.63%	1.41%	1.16%
Net Expenses	0.74%	**	0.90%	0.90%	0.90%	0.94%	1.16%
Net Investment Income	4.02%	**	4.76%	5.41%	6.01%	5.10%	4.79%
Portfolio Turnover Rate	61%	**	93%	126%	102%	147%	133%

*	Not annualized.
**	Annualized.

53

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco California Tax-Free Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$12.67		$12.39	$12.49	$11.04	$12.74	$12.93
Income from Investment Operations
Net Investment Income	0.29		0.61	0.62	0.56	0.56	0.60
Net Realized and Unrealized Gain (Loss) on Investments	0.25		0.44	(0.11)	1.45	(1.70)	0.18

Total from Investment Operations	0.54		1.05	0.51	2.01	(1.14)	0.78
Less Distributions
Dividends from Net Investment Income	(0.28)		(0.55)	(0.61)	(0.56)	(0.56)	(0.60)
Distributions in Excess of Net Investment Income	—		(0.04)	—	—	—	—
Distributions from Realized Gains	(0.02)		(0.18)	—	—	—	(0.37)

Total Distributions	(0.30)		(0.77)	(0.61)	(0.56)	(0.56)	(0.97)

Net Asset Value at End of Period	$12.91		$12.67	$12.39	$12.49	$11.04	$12.74

Total Return	4.34%	*	8.76%	4.12%	18.79%	(9.18% )	6.19%
Net Assets at End of Period (000’s)	$92,479		$93,293	$90,165	$104,988	$85,782	$112,457
Ratios to Average Net Assets:
Gross Expenses	0.73%	**	0.73%	0.75%	0.74%	0.74%	0.68%
Net Expenses	0.63%	**	0.73%	0.75%	0.74%	0.74%	0.68%
Net Investment Income	4.67%	**	4.57%	4.98%	4.85%	4.66%	4.60%
Portfolio Turnover Rate	13%	**	25%	32%	26%	25%	39%

Safeco Municipal Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$14.45		$13.97	$13.96	$12.89	$14.45	$14.52
Income from Investment Operations
Net Investment Income	0.35		0.71	0.71	0.70	0.69	0.73
Net Realized and Unrealized Gain (Loss) on Investments	0.31		0.69	0.02	1.07	(1.56)	0.17

Total from Investment Operations	0.66		1.40	0.73	1.77	(0.87)	0.90
Less Distributions
Dividends from Net Investment Income	(0.33)		(0.69)	(0.69)	(0.70)	(0.69)	(0.73)
Distributions from Realized Gains	(0.08)		(0.23)	(0.03)	—	—	(0.24)

Total Distributions	(0.41)		(0.92)	(0.72)	(0.70)	(0.69)	(0.97)

Net Asset Value at End of Period	$14.70		$14.45	$13.97	$13.96	$12.89	$14.45

Total Return	4.61%	*	10.33%	5.30%	14.17%	(6.18% )	6.35%
Net Assets at End of Period (000’s)	$581,546		$569,484	$533,803	$499,831	$470,267	$539,860
Ratios to Average Net Assets:
Expenses	0.60%	**	0.61%	0.62%	0.62%	0.60%	0.51%
Net Investment Income	4.82%	**	4.91%	5.01%	5.27%	5.04%	5.01%
Portfolio Turnover Rate	23%	**	19%	9%	32%	17%	21%

*	Not annualized.
**	Annualized.

54

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Intermediate-Term Municipal Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$11.10		$10.73	$10.76	$10.46	$11.02	$10.92
Income from Investment Operations
Net Investment Income	0.21		0.42	0.44	0.45	0.45	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.23		0.52	0.05	0.31	(0.54)	0.10

Total from Investment Operations	0.44		0.94	0.49	0.76	(0.09)	0.57
Less Distributions
Dividends from Net Investment Income	(0.21)		(0.42)	(0.44)	(0.45)	(0.45)	(0.47)
Distributions from Realized Gains	—		(0.15)	(0.08)	(0.01)	(0.02)	—

Total Distributions	(0.21)		(0.57)	(0.52)	(0.46)	(0.47)	(0.47)

Net Asset Value at End of Period	$11.33		$11.10	$10.73	$10.76	$10.46	$11.02

Total Return	3.98%	*	8.89%	4.53%	7.44%	(0.84% )	5.33%
Net Assets at End of Period (000’s)	$16,679		$16,587	$15,223	$13,896	$14,607	$15,487
Ratios to Average Net Assets:
Gross Expenses	0.98%	**	0.99%	0.96%	0.97%	0.92%	0.83%
Net Expenses	0.70%	**	0.90%	0.90%	0.90%	0.86%	0.83%
Net Investment Income	3.75%	**	3.77%	4.01%	4.27%	4.18%	4.25%
Portfolio Turnover Rate	33%	**	24%	22%	16%	11%	4%

Safeco Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net Investment Income	0.01		0.01	0.04	0.06	0.05	0.05
Less Distributions
Dividends from Net Investment Income	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value at End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.40%	*	1.32%	3.75%	5.90%	4.65%	5.08%
Net Assets at End of Period (000’s)	$435,386		$353,236	$227,142	$242,195	$240,459	$227,329
Ratios to Average Net Assets:
Gross Expenses	0.69%	**	0.76%	0.92%	0.97%	0.95%	0.79%
Net Expenses	0.68%	**	0.74%	0.80%	0.80%	0.81%	0.79%
Net Investment Income	0.79%	**	1.29%	3.71%	5.72%	4.55%	4.97%

*	Not annualized.
**	Annualized.

55

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Tax-Free Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Investor Class	2003		2002	2001	2000		1999		1998

Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Income from Investment Operations
Net Investment Income	0.00	^	0.01	0.02	0.03		0.03		0.03
Less Distributions
Dividends from Net Investment Income	0.00	^	(0.01)	(0.02)	(0.03)		(0.03)		(0.03)

Net Asset Value at End of Period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	0.29%	*	0.97%	2.34%	3.52%		2.77%		3.07%
Net Assets at End of Period (000’s)	$72,584		$75,954	$76,554	$73,934		$77,323		$77,457
Ratios to Average Net Assets:
Gross Expenses	0.75%	**	0.75%	0.75%	0.73%	†	0.70%	†	0.63%
Net Expenses	0.65%	**	0.75%	0.75%	0.71%		0.66%		0.63%
Net Investment Income	0.59%	**	0.97%	2.31%	3.46%		2.72%		3.04%

*	Not annualized.
**	Annualized.
†	Net of fee waiver by advisor. Absent the waiver, the ratio of expenses to average net assets would have been 0.73% and 0.70% for the year ended December 31, 2000 and 1999. The fee waiver expired on April 30, 2000.
^	Amounts are less than $0.005 per share.

56

Notes to Financial Statements

(Unaudited)

1.    GENERAL

This financial report is on nine of the Safeco Mutual Funds (the “Funds”). Each Fund is a series of one of the following Trusts listed below. Each Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Safeco Taxable Bond Trust

Safeco High-Yield Bond Fund

Safeco Intermediate-Term U.S. Treasury Fund

Safeco U.S. Government Fund

Safeco Managed Bond Trust

Safeco Managed Bond Fund

Safeco Tax-Exempt Bond Trust

Safeco California Tax-Free Income Fund

Safeco Municipal Bond Fund

Safeco Intermediate-Term Municipal Bond Fund

Safeco Money Market Trust

Safeco Money Market Fund

Safeco Tax-Free Money Market Fund

The Funds offer up to four classes of shares:

•	Investor shares—sold directly to shareholders with no associated sales charges.

•	Class A, Class B, and Class C shares—sold by financial advisors to shareholders with associated sales and distribution charges.

Each class of shares has equal rights as to earnings and assets except that each class bears different transfer agent, shareholder service, and distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the sixth anniversary of issuance.

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a shareholder service fee to the distributor, Safeco Securities, Inc., at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

57

Notes to Financial Statements

(Unaudited)

Security Valuation.    Values of fixed income securities (other than short-term securities) are based on matrix pricing models which consider bid prices, quotations from dealers, transactions in comparable securities, and various relationships between securities. Short-term portfolio securities maturing within 60 days at the time of purchase are valued at amortized cost, which approximates market value. Short-term investments in other mutual funds are valued at the net asset value of the respective fund. When valuations are not readily available, securities are valued at fair value as determined in good faith by or under the supervision of the Funds’ Board of Trustees. Equity investments listed on securities exchanges are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for equity portfolio securities traded on the NASDAQ National Market System are based on the NASDAQ Official Closing Price, unless there are no transactions, in which case the value is based on the last reported bid price. Securities in the money market funds are valued at amortized cost, which approximates market value.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Securities Lending.    The High-Yield Bond, Intermediate-Term U.S. Treasury and the Managed Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds continue to receive payments for the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower is required to return to the Fund securities identical to the loaned securities. The Funds may pay reasonable administrative fees in connection with the loans of their securities and share the interest earned on the cash collateral with the borrower. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Forward Commitment.    The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in each respective Portfolio of Investments. With respect to such transactions, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the respective Fund.

Income Recognition.    Bond premiums and original issue discounts are amortized to either call or maturity dates. In the Tax-Exempt Bond Trust, market discount on bonds purchased after April 30, 1993 is recorded as taxable income. Interest is accrued on bonds and temporary investments daily.

Expense Allocation.    Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

58

Notes to Financial Statements

(Unaudited)

Redemption Fees.    Shares held for less than 90 days in the High-Yield Bond and U.S. Government Funds are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital for financial statement purposes and as ordinary income for tax purposes.

Dividends and Distributions to Shareholders.    Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net gains realized from security transactions, if any, are normally distributed to shareholders in December and March. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner which results in no tax to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust and the Tax-Free Money Market Fund intend to satisfy conditions which will enable them to pay dividends which, for shareholders, are exempt from Federal income taxes. Any portion of dividends representing net capital gains, however, is not exempt and is treated as taxable dividends for Federal income tax purposes.

Estimates.    The preparation of financial statements in conformity with accounting principles, generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the six-month period ended June 30, 2003 (in thousands):

	Purchases	Sales

High-Yield Bond Fund	$32,206	$23,965
Intermediate-Term U.S. Treasury Fund	11,553	6,500
U.S. Government Fund	26,171	27,588
Managed Bond Fund	3,439	3,165
California Tax-Free Income Fund	6,096	8,645
Municipal Bond Fund	65,293	66,429
Intermediate-Term Municipal Bond Fund	2,908	2,673

Purchases include $11,315, $12,989 and $173 of U.S. Government securities in the Intermediate-Term U.S. Treasury, U.S. Government and Managed Bond Funds, respectively.

Sales include $3,825, $4,094 and $359 of U.S. Government securities in the Intermediate-Term U.S. Treasury, U.S. Government and Managed Bond Funds, respectively.

SAFECO MUTUAL FUNDS	1-800-624-5711

59

Notes to Financial Statements

(Unaudited)

4.    COMPONENTS OF DISTRIBUTABLE EARNINGS

Estimated components of distributable earnings on a tax basis at June 30, 2003, was as follows (in thousands):

	High-Yield Bond Fund	Intermediate- Term U.S. Treasury Fund	U.S. Government Fund	Managed Bond Fund

Federal Tax Cost on Investments	$50,186	$30,547	$52,786	$10,582

Gross Unrealized Appreciation on Investments	$3,651	$1,302	$2,246	$491

Gross Unrealized Depreciation on Investments	(1,030)	(167)	(198)	(54)

Net Unrealized Appreciation on Investments	2,621	1,135	2,048	437

Undistributed Realized Gain (Loss)—Current Period	(438)	261	312	79

Capital Loss Carryforward*	(25,663)	—	(2,111)	(330)

Deferred Loss**	(2,155)	(9)	(44)	—

Distributable Earnings	$(25,635)	$1,387	$205	$186

	California Tax- Free Income Fund	Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Federal Tax Cost on Investments	$86,377	$518,931	$15,728

Gross Unrealized Appreciation on Investments	$8,916	$71,621	$1,246

Gross Unrealized Depreciation on Investments	(42)	(554)	—

Net Unrealized Appreciation on Investments	8,874	71,067	1,246

Undistributed Realized Gain—Current Period	208	3,347	100

Distributable Earnings	$9,082	$74,414	$1,346

Differences between financial statement reporting basis and tax-basis reporting is attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods and the classification of paydown gains and losses.

*   At December 31, 2002, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follows (in thousands):

	2003	2004	2005	2006	2007	2008	2009	2010	Total

High-Yield Bond Fund	—	(339)	—	(58)	(1,769)	(4,090)	(11,224)	(8,183)	(25,663)
U.S. Government Fund	(183)	(415)	—	—	(857)	(656)	—	—	(2,111)
Managed Bond Fund	—	—	—	—	(136)	(82)	—	(112)	(330)

**  From November 1, 2002, through December 31, 2002, the funds incurred net realized capital losses. As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising in the year ending December 31, 2003.

60

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco High-Yield Bond Fund

Shares:
Sales	3,752	6,364	1,001	298	13	11	—	6
Reinvestments	193	413	6	9	4	10	—	1
Redemptions	(3,101)	(7,999)	(731)	(78)	(21)	(34)	(1)	(1)

Net Change	844	(1,222)	276	229	(4)	(13)	(1)	6

Amounts:
Sales	$19,386	$35,787	$5,158	$1,414	$67	$66	$1	$32
Reinvestments	1,000	2,242	30	46	20	54	1	1
Redemptions	(16,027)	(46,105)	(3,860)	(473)	(108)	(180)	(5)	(3)

Net Change	$4,359	$(8,076)	$1,328	$987	$(21)	$(60)	$(3)	$30

	Safeco Intermediate-Term U.S. Treasury Fund

Shares:
Sales	410	1,180	837	118	141	119
Reinvestments	27	92	5	11	3	7
Redemptions	(351)	(1,153)	(684)	(22)	(41)	(13)

Net Change	86	119	158	107	103	113

Amounts:
Sales	$4,488	$12,661	$9,160	$1,281	$1,553	$1,297
Reinvestments	301	1,000	54	122	33	80
Redemptions	(3,838)	(12,340)	(7,496)	(239)	(452)	(148)

Net Change	$951	$1,321	$1,718	$1,164	$1,134	$1,229

	Safeco U.S. Government Fund

Shares:
Sales	533	1,945	12	61	13	14
Reinvestments	84	218	1	2	—	1
Redemptions	(814)	(1,308)	(4)	(16)	(3)	(1)

Net Change	(197)	855	9	47	10	14

Amounts:
Sales	$5,253	$18,802	$118	$594	$126	$139
Reinvestments	824	2,111	9	14	4	5
Redemptions	(8,003)	(12,643)	(38)	(155)	(26)	(6)

Net Change	$(1,926)	$8,270	$89	$453	$104	$138

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

61

Notes to Financial Statements

(Unaudited)

	Investor Class		Class A		Class B
	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco Managed Bond Fund

Shares:
Sales	80	251	589	53	12	20
Reinvestments	9	23	2	6	1	4
Redemptions	(73)	(183)	(593)	(40)	(9)	(13)

Net Change	16	91	(2)	19	4	11

Amounts:
Sales	$694	$2,116	$5,039	$452	$102	$169
Reinvestments	76	196	18	50	11	32
Redemptions	(632)	(1,537)	(5,075)	(335)	(76)	(111)

Net Change	$138	$775	$(18)	$167	$37	$90

	Safeco California Tax-Free Income Fund

Shares:
Sales	963	2,842	18	10	4	2
Reinvestments	110	353	1	2	1	3
Redemptions	(1,274)	(3,106)	(1)	(14)	(14)	(47)

Net Change	(201)	89	18	(2)	(9)	(42)

Amounts:
Sales	$12,241	$35,465	$242	$127	$58	$20
Reinvestments	1,401	4,385	8	26	13	43
Redemptions	(16,306)	(38,991)	(10)	(173)	(180)	(591)

Net Change	$(2,664)	$859	$240	$(20)	$(109)	$(528)

	Safeco Municipal Bond Fund

Shares:
Sales	12,575	13,812	617	249	58	83
Reinvestments	670	1,740	7	7	3	4
Redemptions	(13,111)	(14,345)	(411)	(85)	(2)	(3)

Net Change	134	1,207	213	171	59	84

Amounts:
Sales	$181,853	$197,158	$8,980	$3,600	$840	$1,191
Reinvestments	9,715	24,805	98	95	42	67
Redemptions	(190,167)	(205,449)	(5,918)	(1,207)	(24)	(47)

Net Change	$1,401	$16,514	$3,160	$2,488	$858	$1,211

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.

62

Notes to Financial Statements

(Unaudited)

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003†	2002**	2003†	2002**	2003†	2002**

	Safeco Intermediate-Term Municipal Bond Fund

Shares:
Sales	211	571	33	—	9	—	9	—
Reinvestments	14	43	—	—	—	—	—	—
Redemptions	(247)	(537)	—	—	—	—	—	—

Net Change	(22)	77	33	—	9	—	9	—

Amounts:
Sales	$2,345	$6,283	$375	$—	$100	$—	$100	$—
Reinvestments	151	473	—	—	—	—	—	—
Redemptions	(2,755)	(5,930)	—	—	—	—	—	—

Net Change	$(259)	$826	$375	$—	$100	$—	$100	$—

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco Money Market Fund

Shares:
Sales	176,390	446,042	1,811	5,611	320	741	14	28
Reinvestments	1,266	3,767	14	68	3	13	—	—
Redemptions	(95,507)	(323,715)	(2,787)	(5,444)	(226)	(864)	(2)	(17)

Net Change	82,149	126,094	(962)	235	97	(110)	12	11

Amounts:
Sales	$176,390	$446,042	$1,811	$5,611	$320	$741	$14	$28
Reinvestments	1,266	3,767	14	68	3	13	—	—
Redemptions	(95,507)	(323,715)	(2,787)	(5,444)	(226)	(864)	(2)	(17)

Net Change	$82,149	$126,094	$(962)	$235	$97	$(110)	$12	$11

	Safeco Tax-Free Money Market Fund
	Investor Class

	2002*	2001*

Shares:
Sales	10,858	30,074
Reinvestments	140	656
Redemptions	(14,368)	(31,330)

Net Change	(3,370)	(600)

Amounts:
Sales	$10,858	$30,074
Reinvestments	140	656
Redemptions	(14,368)	(31,330)

Net Change	$(3,370)	$(600)

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.
†	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through June 30, 2003.

SAFECO MUTUAL FUNDS	1-800-624-5711

63

Notes to Financial Statements

(Unaudited)

6.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds receive investment management and advisory services pursuant to an agreement with Safeco Asset Management Company. The investment advisory fees are based on each Fund’s net assets and the rates specified in the tables below.

Intermediate-Term U.S. Treasury and U.S. Government Funds:		High-Yield Bond Fund:		Managed Bond Fund:

First $250 million	.55%	First $250 million	.65%	First $750 million	.50%
Next $500 million	.50	Next $500 million	.55	Next $500 million	.45
Next $500 million	.45	Over $750 million	.50	Over $1.25 billion	.40
Over $1.25 billion	.40

Intermediate-Term Municipal, Municipal and California Funds:		Money Market and Tax-Free Money Market Funds:

First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45
Over $750 million	.40	Next $500 million	.40
		Over $1.25 billion	.35

Fund Accounting and Fund Administration Fees.    Safeco Asset Management Company receives a fee for these services on a percentage of each Fund’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration
First $200 million	0.04%	First $200 million	0.05%
Over $200 million	0.01	Over $200 million	0.01

Transfer Agent, Shareholder Service, and Distribution Fees.    Safeco Services Corporation receives transfer agent fees. Safeco Securities, Inc. receives shareholder service and distribution fees.

Low Balance Fees.    Annually, Safeco Services Corporation assesses shareholder accounts an annual $12 low balance fee charge on shareholder accounts containing balances less than $1,000 as described in the Prospectus. Low balance fee amounts received directly by Safeco Services are then applied in their entirety to reduce the contractual billings that Safeco Services charges the Funds for transfer agent services.

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from Safeco Corporation or its affiliates at rates equivalent to commercial bank interest rates. At June 30, 2003 the Safeco Intermediate-Term Municipal Bond Fund had a 1.06% note payable to American Economy Insurance Co. for $95,000. The note was repaid on July 1, 2003. Interest rates on affiliated loans during the six-month period ended June 30, 2003 ranged from 1.06% to 1.25%.

Line of Credit.    The Trust, together with all other management investment companies for which Safeco Asset Management Company serves as investment advisor, has line of credit arrangements with certain financial institutions. Under these arrangements, $100 million is currently available to meet short-term financing needs. At June 30, 2003 no such borrowings were outstanding.

Affiliate Ownership.    At June 30, 2003, Safeco Insurance Company of America owned 500,000 shares (17%) of the Intermediate-Term U.S. Treasury Fund and 397,434 shares (26%) of the Intermediate-Term Municipal Bond Fund. Safeco Asset Management Company owned 452,103 shares (36%) of the Managed Bond Fund.

64

Notes to Financial Statements

(Unaudited)

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, Safeco Asset Management Company agreed to reimburse the Funds for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets for the Money Market and Tax-Free Money Market Funds and 0.40% for all other Funds. In addition, from March 7, 2002 through May 5, 2002 and from December 4, 2002 through December 31, 2002, Safeco Asset Management Company voluntarily waived 0.10% and 0.05%, respectively, of the Investment Advisory fee for the Money Market Fund. Beginning June 26, 2003 through June 30, 2003, Safeco Asset Management Company additionally voluntarily reimbursed all expenses to the extent they exceed on an annual basis the following percentages based on the average daily net assets of the Investor Class of each of the following Funds:

High-Yield Bond Fund	0.90%	California Tax-Free Income Fund	0.63%
U.S. Government Fund	0.74	Intermediate-Term Municipal Bond Fund	0.70
Managed Bond Fund	0.74	Tax-Free Money Market Fund	0.65

Board of Trustees.    The Trust along with several other affiliated trusts not reported herein, paid each of the Trustees not affiliated with Safeco a retainer of $23,000 per year plus out of pocket expenses. Members additionally received $2,500 per Board Meeting plus $500 per each additional committee meeting they attended.

Dealer Concessions.    Safeco Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the six-month period ended June 30, 2003 (in thousands):

Commissions Retained
High-Yield Bond Fund	$10
Intermediate-Term U.S. Treasury Fund	8
California Tax-Free Income Fund	1
Municipal Bond Fund	2
Intermediate-Term Municipal Bond Fund	2

7.    SUBSEQUENT EVENT

On July 1, 2003, the Taxable Bond Trust filed with the Securities and Exchange Commission (the “SEC”) a supplement to the prospectus, which among other things, disclosed a Plan of Reorganization (the “Plan”) whereby the Intermediate-Term U.S. Treasury Fund will be merged into the U.S. Government Fund. The Board of Trustees approved this Plan on June 27, 2003. The Plan is subject to approval from shareholders of the Intermediate-Term U.S. Treasury Fund and proxy materials have been filed with the SEC. Based on the terms of the Plan and subject to shareholder approval as described above, the merger will be consummated on or around September 26, 2003.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

65

Trustee and Officers Information

Name, Address, and Age	Position Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

INDEPENDENT (disinterested) TRUSTEES

Scott M. Boggs 4854 154th Place NE Redmond, WA 98052 (48)	Trustee	Served since August 8, 2002	Corporate Vice President, Finance for Microsoft Corporation, a software company, Redmond, Washington (1993-present).	25	Trustee for Financial Executives Research Foundation (Industry Group)

Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (57)	Trustee	Served since May 3, 1990	Consultant to corporate and private foundations. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington, a computer software company. Member of the Board of Managers, Swarthmore College (1995-1999). Trustee and Board Chair of United Way of King County (1991-2000). Board member, Pacific Northwest Grantmakers Forum (1997-1999). Trustee and past Chair, Seattle Housing Resources Group (1993-1999).	25	Director of First Safeco National Life Insurance Co. of New York. Trustee, United Way of Skagit County. Board Chair Npower (non-profit organization providing technology assistance and training to other non-profits). Board of Directors, YMCA of Greater Seattle.

Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (65)	Trustee	Served since February 3, 1983	Retired in 2000 from position as Director of Marketing and Customer Relations, Weyerhaeuser Company, Tacoma, Washington.	25	Director of First Safeco National Life Insurance Co. of New York

Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (68)	Trustee	Served since August 1, 1985	Retired Vice President and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	25	Director of First Safeco National Life Insurance Co. of New York. Chairman of the Board of Directors for Cascade Natural Gas Corp., Seattle, Washington. Board Member of University of Washington Medical Center, Seattle, Washington.

John W. Schneider 4854 154th Place NE Redmond, WA 98052 (61)	Trustee	Served since February 3, 1983	President and owner of Wallingford Group, Inc., Seattle, Washington, a consulting company currently involved in the development, repositioning, and acquisition/disposition of real estate (1995-present).	25	Director of First Safeco National Life Insurance Co. of New York

* Term of office is age 72.
Name, Address, and Age	Position(s) Held with Trusts	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

INTERESTED TRUSTEE*

Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (52)	Trustee and Chairman Sr. Vice President	Served since May 7, 2003 Served since November 8, 2001	Senior Vice President and Director of Safeco Services Corporation and Safeco Securities, Inc. since November 2002. Named Director and interim President of Safeco Services Corporation, Director of Safeco Asset Management Company, interim President of Safeco Mutual Funds, Director and interim President of Safeco Securities, Inc. in 2001. Executive Vice President and Actuary of Safeco Life Insurance Company since 1998. Senior Vice President of Safeco Life Insurance Company from 1992 to 1998.	25	Director of several direct and indirect subsidiaries of Safeco Corporation, including Director of First Safeco National Life Insurance Co. of New York

  *    Trustees who are defined as “interested persons” under 2(a)(19) of the Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Fund’s investment advisor, Safeco Asset Management Co.

**    Term of office is age 72. Chairman is an annual appointment.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

PRINCIPAL OFFICERS who are not Trustees

Kevin A. Rowell 4854 154th Place NE Redmond, WA 98052 (42)	President	Served since September 16, 2002	President of Safeco Securities, Inc. and Safeco Services Corp., effective September 16, 2002. Managing Director of Global Relationships for Alliance Capital Management in New York, from 1998-2002. Prior to 1998, European Director for Corporate Development at Putnam Investments.

Ronald L. Spaulding Two Union Square 601 Union Street 25th Floor Seattle, WA 98101 (59)	Vice President	Served since August 3, 1995	Chairman of Safeco Asset Management Company; Treasurer and Chief Investment Officer of Safeco Corporation; Vice President of Safeco Insurance Companies; Director, Vice President and Treasurer of First Safeco Life Insurance Company of New York; former Senior Portfolio Manager of Safeco Insurance Companies and Portfolio Manager for Safeco Mutual Funds.

David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (46)	Vice President, Treasurer, Secretary, and Controller	Served since August 7, 1997	Vice President, Treasurer, Controller and Secretary of Safeco Asset Management Company; Vice President, Treasurer, Controller and Secretary of Safeco Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of Safeco Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of Safeco Investment Services, Inc. since March 2000; Assistant Controller of Safeco Securities, Inc., Safeco Services Corporation and Safeco Asset Management Company from 1996 to June 2000.

David N. Evans 4854 154th Place NE Redmond, WA 98052 (30)	Assistant Controller	Served since November 7, 2002	Former Controller and Assistant Controller of Rosetta Inpharmatics from 2001-2002 and 2000-2001, respectively. From 1994 to 2000, he worked at PricewaterhouseCoopers LLP, where he focused on financial services.

Susan Tracey Safeco Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (53)	Assistant Secretary	Served since August 3, 2000	Tax Manager for Safeco Corporation. Assistant Secretary of Safeco Asset Management Company, Safeco Securities, Inc. and Safeco Services Corporation. She has been employed by Safeco Corporation since 1987.

Stephen D. Collier Safeco Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (50)	Assistant Secretary	Served since February 5, 1998	Director of Taxation and Assistant Vice President of Safeco Corporation; Assistant Secretary of Safeco Asset Management Company, Safeco Securities, Inc. and Safeco Services Corporation. He has been an executive officer of Safeco Corporation and subsidiaries since 1991.
*	Annual Appointment

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at Safeco Securities, Inc. P.O. Box 219241, Kansas City, MO 64121-9241. Telephone 1-800-624-5711.

SAFECO FIXED-INCOME FUNDS

INVESTMENT ADVISOR

Safeco Asset Management

    Company

DISTRIBUTOR

Safeco Securities, Inc.

TRANSFER AGENT

Safeco Services Corporation

CUSTODIAN

State Street Bank and Trust Company

For Shareholder Services

1-800-624-5711

*All telephone calls are tape-recorded

for your protection.

For Financial Professionals Only

1-800-706-0700

For 24-Hour Automated

Performance Information

and Transactions

Nationwide: 1-800-835-4391

Mailing Address

Safeco Mutual Funds

P.O. Box 219241

Kansas City, MO 64121-9241

Internet

www.safecoinvestorclass.com

Printed on Recycled Paper

®A registered trademark of Safeco Corporation

GMF-1055	8/03

Safeco Mutual Funds

Semiannual Report

Class A, B and C Shares

Institutional Class Shares

  (International Stock Fund)

June 30, 2003

Report From the Fund Managers

Safeco Growth Opportunities Fund

As of June 30, 2003

How did the Fund perform?

Although the Safeco Growth Opportunities Fund performed very well during the second quarter of 2003, it underperformed the benchmark Russell 2000 Index for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

The Safeco Growth Opportunities Fund was ideally structured for the type of market advance we enjoyed in the second quarter. During the period, small-caps outperformed large-caps; micro-caps did better than small-caps and growth performed better than value. Our portfolio was overweighted versus the benchmark in all of these favored segments. Further, healthcare, which comprised 31.6% of total assets at the beginning of the quarter versus 12.8% in the Russell 2000, was the second best performing Russell 2000 sector, up 31% for the period. While this growth bias helped during the last quarter, it hurt the Fund during the down markets which prevailed between March 2000 and March 2003. Over that time period, growth underperformed value by a significant margin, accounting for the bulk of the Fund’s poor relative returns. For example, during the past three years, the Russell 2000 Growth Index lost 16.7% per year while the Russell 2000 Value Index enjoyed a 10.9% annual increase.

What changes did you make to the Fund and why?

During the past four months, we continued our strategy of lowering risk and volatility by reducing the percentage of assets allocated to any individual company or sector. We trimmed very large positions, eliminated very small ones and added to diversification by moving assets from sectors where we were overweighted, like consumer discretionary and health care, to sectors where the Fund was underrepresented, such as financials, energy and producer durables. This move toward more diversification will decrease the portfolio’s recent dependence on health care. While health care stocks helped the second quarter results with seven of our top ten performers coming from that group, they hurt results and increased the Fund’s volatility in the weak markets over the past three years. In the last six- and 12-month periods, health care stocks comprised slightly more than half of the 10 best and 10 worst contributors’ lists in each period. We believe our strategy of making changes in the portfolio which lower risk and volatility, without detracting from the Fund’s potential in an up market, has the potential to improve long-term results.

Safeco Asset Management

Safeco Asset Management Company’s growth opportunities investment team, which is comprised of equity managers and analysts, assumed management of the Safeco Growth Opportunities Fund in February, 2003. Team management allows broader coverage of this market and increases input into the investment process.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

Safeco Growth Opportunities Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco Growth Opportunities Fund
Class A	10.61%	(15.81)%	(5.87)%	8.90%	17.38%	(10.67)%	(4.75)%	9.55%
Class B	11.96%	(15.78)%	(5.83)%	9.06%	16.96%	(11.35)%	(5.46)%	9.06%
Class C	15.96%	(12.20)%	(5.46)%	8.99%	16.96%	(11.31)%	(5.46)%	8.99%
Russell 2000 Index	N/A	N/A	N/A	N/A	17.88%	(1.64)%	0.97%	8.24%
Lipper, Inc. (Small-Cap Core Funds)	N/A	N/A	M/A	N/A	17.45%	(1.29)%	1.06%	8.20%

* Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Health Care Equipment	9.2%
Diversified Commercial Services	7.5
Biotechnology	7.2
Health Care Supplies	6.2
Pharmaceuticals	5.8

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

PolyMedica Corp. (Health Care Supplies)	6.2%
Conceptus, Inc. (Health Care Equipment)	5.5
NCO Group, Inc. (Diversified Commercial Services)	5.1
MICROS Systems, Inc. (Application Software)	5.1
Iron Mountain, Inc. (Data Processing & Outsourced Services)	3.8
Monster Worldwide, Inc. (Employment Services)	3.1
Rent-A-Center, Inc. (Specialty Stores)	2.9
Serologicals Corp. (Biotechnology)	2.7
AtheroGenics, Inc. (Biotechnology)	2.4
Matria Healthcare, Inc. (Health Care Services)	2.4

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Fulton Financial Corp.	$6,030
Nu Skin Enterprises, Inc. (Class A)	5,947
Wallace Computer Services, Inc.	5,902
Westamerica Bancorporation	5,862
Tektronix, Inc.	5,592

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

PolyMedica Corp.	$11,553
Iron Mountain, Inc.	10,929
Monster Worldwide, Inc.	10,111
United Stationers, Inc.	9,072
MICROS Systems, Inc.	7,460

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Growth Opportunities Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—95.6%

Aerospace & Defense—2.0%
88,700	*	Alliant Techsystems, Inc.	$4,604
175,000	*	DRS Technologies, Inc.	4,886

Apparel Retail—0.8%
347,200		Wet Seal, Inc. (Class A)	3,708

Application Software—5.1%
737,528	*	MICROS Systems, Inc.	24,324
158,900	*	Private Business, Inc.	113

Asset Management & Custody Banks—0.2%
12,400	*	Affiliated Managers Group, Inc.	756

Auto Parts & Equipment—1.9%
937,800	*†	IMPCO Technologies, Inc.	5,777
1,406,700	*†	Quantum Fuel Systems Technologies Worldwide, Inc.	3,137

Biotechnology—7.2%
782,000	*	AtheroGenics, Inc.	11,675
898,100	*†	North American Scientific, Inc	6,879
587,500	*	Novavax, Inc.	3,272
943,473	*	Serologicals Corp.	12,860

Casinos & Gaming—1.4%
272,500	*	Station Casinos, Inc.	6,881

Data Processing & Outsourced Services—3.8%
491,180	*	Iron Mountain, Inc.	18,218

Diversified Commercial Services—7.5%
200,000	*	Concorde Career Colleges, Inc.	4,002
267,700	*	FirstService Corp.	4,149
130,300	*	Kroll, Inc.	3,526
1,364,552	*†	NCO Group, Inc.	24,439

Electronic Equipment Manufacturers—1.5%
342,500	*	Tektronix, Inc.	7,398

Employment Services—3.1%
747,700	*	Monster Worldwide, Inc.	14,752

Food Distributors—1.0%
131,900	*	Performance Food Group Co.	4,880

Food Retail—1.0%
328,000		Casey’s General Stores, Inc.	4,638

Footwear—1.0%
220,600	*	Steven Madden, Ltd.	4,818

Health Care Equipment—9.0%
187,000	*	American Medical Alert Corp.	497
1,897,200	*†	Conceptus, Inc.	26,656

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Equipment—(continued)
1,187,200	*	Endocare, Inc.	$4,868
1,172,500	*†	Med-Design Corp.	5,769
1,800,000	*†	PhotoMedex, Inc.	3,924
861,000	*†	SpectRx, Inc.	2,075

Health Care Services—5.1%
279,400	*	American Healthways, Inc.	10,092
642,825	*†	Matria Healthcare, Inc.	11,346
678,300	*	Prime Medical Services, Inc.	3,188

Health Care Supplies—6.2%
650,000	†	PolyMedica Corp.	29,763

Home Entertainment Software—3.4%
1,135,566	*†	PLATO Learning, Inc.	6,530
544,300	*	THQ, Inc.	9,797

Industrial Machinery—0.9%
105,700		Pentair, Inc.	4,129

Integrated Telecommunications Services—0.7%
818,372	*†	RMH Teleservices, Inc.	3,544

Internet Software & Services—3.0%
1,409,003	*†	Stellent, Inc.	7,609
424,500	*	Websense, Inc.	6,648

IT Consulting & Other Services—1.5%
992,508	*	CIBER, Inc.	6,967

Life & Health Insurance—1.2%
112,000		StanCorp Financial Group, Inc.	5,849

Metal & Glass Containers—0.6%
522,300		Intertape Polymer Group, Inc.	3,108

Office Services & Supplies—1.3%
155,000	*	Moore Wallace, Inc.	2,275
110,000	*	United Stationers, Inc.	3,979

Oil & Gas Drilling—0.8%
194,000	*	Pride International, Inc.	3,651

Oil & Gas Equipment & Services—0.7%
116,000		Tidewater, Inc.	3,407

Oil & Gas Exploration & Production—1.4%
137,200	*	Forest Oil Corp.	3,446
92,900	*	Newfield Exploration Co.	3,488

Personal Products—2.2%
191,900	*	Elizabeth Arden, Inc.	2,527
782,200		Nu Skin Enterprises, Inc. (Class A)	8,174

Pharmaceuticals—5.5%
268,300	*	Connetics Corp.	4,016

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Growth Opportunities Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—(continued)
1,149,425	*	Discovery Laboratories, Inc.	$7,310
292,235	*	Emisphere Technologies, Inc.	1,052
412,300	*	First Horizon Pharmaceutical Corp.	1,629
1,216,000	*	La Jolla Pharmaceutical Co.	3,976
835,000	*†	Nastech Pharmaceutical Co., Inc.	8,350

Real Estate Investment Trust—1.2%
127,400		Alexandria Real Estate Equities, Inc.	5,733

Regional Banks—3.8%
322,875		Fulton Financial Corp.	6,416
195,200		United Bankshares, Inc.	5,592
145,800		Westamerica Bancorporation	6,281

Soft Drinks—1.0%
85,100		Coca-Cola Bottling Co.	4,646

Specialty Chemicals—0.4%
530,000	*	Omnova Solutions, Inc.	2,141

Specialty Stores—5.2%
532,213	*†	Harold’s Stores, Inc.	665
186,100	*	Rent-A-Center, Inc.	14,108
2,207,300	*†	Rent-Way, Inc.	10,264

Systems Software—0.1%
831,700	*†	Sphinx International, Inc. (Illiquid)	366

Thrifts & Mortgage Finance—1.8%
194,802		Doral Financial Corp.	8,698

Trucking—1.1%
250,350	*	Old Dominion Freight Line, Inc.	5,413

TOTAL COMMON STOCKS (cost $424,726)			459,654

INDEXED SECURITIES—2.9%

Indexed Securities—2.9%
155,000		iShares Russell 2000 Growth Index Fund	7,378
75,000		iShares Russell 2000 Index Fund	6,668

TOTAL INDEXED SECURITIES (cost $11,743)			14,046

WARRANTS—0.6%

Health Care Equipment—0.2%
48,750	*	American Medical Alert Corp. (Exp. 4/19/07)††	50
92,625	*	Endocare, Inc. (Exp. 11/23/05)††	69

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Equipment—(continued)
260,000	*	LifePoint, Inc. (Exp. 3/27/07)††	$27
156,000	*	LifePoint, Inc. (Exp. 7/21/07)††	18
450,000	*	PhotoMedex, Inc. (Exp. 6/12/07)††	530
172,200	*	SpectRx, Inc. (Exp. 6/04/06)††	165

Integrated Telecommunications Services—0.1%
345,724	*	RMH Teleservices, Inc. (Exp. 9/28/06)††	530

Pharmaceuticals—0.3%
229,885	*	Discovery Laboratories, Inc. (Exp. 10/01/06)††	277
217,500		Nastech Pharmaceutical Co., Inc. (Exp. 3/19/06)††	1,166

TOTAL WARRANTS (cost $43)			2,832

CASH EQUIVALENTS—25.6%

Investment Companies
2,796,662		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	2,797
120,260,326		State Street Navigator Securities Lending Prime Portfolio **	120,260

TOTAL CASH EQUIVALENTS (cost $123,057)			123,057

TOTAL INVESTMENTS (cost $559,569)—124.7%			599,589

Other Assets, less Liabilities			(118,775)

NET ASSETS			$480,814

*	Non-income producing security.
**	Represents invested collateral received related to $117,427,095 in securities on loan under securities lending agreements. See Securities Lending in Note 2 to the financial statements.
†	Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5% or more of the outstanding voting shares of the company). Total cost of such securities is $186,935,000 and the total value is $157,093,000 or 32.7% of net assets.
††	Securities are valued at fair value as determined under the supervision of the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Equity Fund

As of June 30, 2003

Richard Meagley

How did the Fund perform?

The Safeco Equity Fund underperformed its benchmark, the S&P 500 Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

On the positive side of the ledger I would point to four factors that impacted the Fund’s performance during the first half of 2003. First, the technology sector as a whole performed well as investors favored companies that would benefit from the economic recovery. Major companies like Intel and Cisco Systems experienced stock price increases of nearly 28% in the first half while EMC’s stock was up an astounding 70%. Second, several of the fund’s major positions at year end 2002 had solid first half showings. Companies like Washington Mutual, Citigroup, Home Depot and General Electric fit into this category. Each of these companies started the year with moderate valuations, thus providing them with the opportunity to be solid performers in 2003. Third, some companies that have struggled the past few years started showing signs that their prospects have either stabilized or are improving. AOL-Time Warner and JP Morgan Chase fall into this category. Finally certain companies like PACCAR and Amgen are simply doing well and their share price has followed suit.

On the negative side of the ledger, problems are minor. Several excellent companies did not see their stock price move like the benchmark during the first half. Microsoft, Exxon Mobil, Proctor & Gamble, Johnson & Johnson, American International Group and PepsiCo all come to mind. Second, business conditions are not robust for many companies. Baxter International and Automatic Data Processing have had to reduce expectations. Their stock prices suffered accordingly.

What changes did you make to the Fund and why?

I would highlight two types of changes during the first half. All were made in the context that this Fund is a ‘core’ fund, e.g. it has both ‘value’ and ‘growth’ properties, and I manage the Fund with a buy and hold bias. The first set of changes, then, were those made to position the Fund with what we believe to be the best mix of value and growth holdings. In the first part of the year we decided the Fund would be better positioned for an economic recovery if we owned more growth names and less value names. To this end, we purchased Home Depot and Amgen shares, while liquidating our holdings in May Department Stores and selling partial positions in slower growth healthcare companies. The second set of changes was made with the goal of having the best long-term ideas in each sector for this Fund. This

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Manager

Safeco Equity Fund

As of June 30, 2003

process is continuous. Replacing JP Morgan Chase with Fifth Third Bancorp, adding Electronic Arts, and replacing Conoco Phillips with Schlumberger are examples of this type of trade.

Mr. Rich Meagley, CFA—Portfolio Manager

B.A.—Economics; Wake Forest University (1977), M.B.A.—Finance; University of Washington (1982); Charted Financial Analyst (1986)

Rich started with Safeco Asset Management as an equity analyst in 1983, prior to which he was an equity analyst for a regional financial institution. Rich left Safeco Asset Management in 1992 to work as a portfolio manager for a local investment firm. He returned to Safeco Asset Management in 1995 and assumed his current responsibilities as the portfolio manager for the Safeco Equity Fund as well as the analyst for the financial services and natural gas sectors. He has a total of 20 years investment experience, which includes 15 years as a portfolio manager.

*	As of July 1, 2003, the Fund is co-managed by Mr. Meagley and Darcy MacLaren, Director of Equity Research. Effective Oct. 1, 2003, this Fund will be named the Safeco Core Equity Fund.

Performance Overview & Highlights

Safeco Equity Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco Equity Fund
Class A	4.66%	(6.69)%	(6.08)%	7.22%	11.07%	(1.01)%	(4.95)%	7.86%
Class B	5.63%	(6.65)%	(6.02)%	7.34%	10.63%	(1.74)%	(5.68)%	7.34%
Class C	9.62%	(2.72)%	(5.66)%	7.29%	10.62%	(1.74)%	(5.66)%	7.29%
S&P 500 Index	N/A	N/A	N/A	N/A	11.76%	0.23%	(1.62)%	10.03%
Lipper, Inc. (Large-Cap Value Funds)	N/A	N/A	N/A	N/A	10.38%	(1.94)%	(2.55)%	8.30%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	11.9%
Diversified Banks	5.5
Thrifts & Mortgage Finance	5.0
Household Products	4.3
Integrated Oil & Gas	4.2

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Pfizer, Inc. (Pharmaceuticals)	3.8%
Citigroup, Inc. (Diversified Capital Markets)	3.3
Washington Mutual, Inc. (Thrifts & Mortgage Finance)	2.9
Microsoft Corp. (Systems Software)	2.9
General Electric Co. (Industrial Conglomerates)	2.8
American International Group, Inc. (Multi-Line Insurance)	2.7
Exxon Mobil Corp. (Integrated Oil & Gas)	2.5
Procter & Gamble Co. (Household Products)	2.5
PepsiCo, Inc. (Soft Drinks)	2.5
Wells Fargo & Co. (Diversified Banks)	2.3

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Amgen, Inc.	$7,629
Johnson Controls, Inc.	7,504
Cardinal Health, Inc.	7,025
Fifth Third Bancorp	6,944
McKesson Corp.	6,832

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

J.P. Morgan Chase & Co.	$11,920
SBC Communications, Inc.	11,667
Bank of America Corp.	8,802
ConocoPhillips	7,842
Home Depot, Inc.	7,070

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Equity Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—96.3%

Aerospace & Defense—2.9%
75,000		Northrop Grumman Corp.	$6,472
200,000		United Technologies Corp.	14,166

Auto Parts & Equipment—1.1%
90,000		Johnson Controls, Inc.	7,704

Biotechnology—1.4%
150,000	*	Amgen, Inc.	10,047

Brewers—1.4%
200,000		Anheuser-Busch Companies, Inc.	10,210

Communication Equipment—2.0%
650,000	*	Cisco Systems, Inc.	10,783
200,000		Nokia Oyj (ADR)	3,286

Computer Hardware—3.8%
300,000	*	Dell Computer Corp.	9,588
250,000		Hewlett-Packard Co.	5,325
149,000		International Business Machines Corp.	12,292

Computer Storage & Peripherals—0.7%
490,000	*	EMC Corp.	5,130

Construction & Farm Machinery & Heavy Trucks—0.8%
85,000		PACCAR, Inc.	5,731

Consumer Finance—2.5%
250,000		American Express Co.	10,452
360,000		MBNA Corp.	7,502

Data Processing & Outsourced Services—1.3%
175,000		Automatic Data Processing, Inc.	5,925
75,000		First Data Corp.	3,108

Department Stores—0.6%
80,000	*	Kohl’s Corp.	4,110

Diversified Banks—5.5%
125,000		Bank of America Corp.	9,879
500,000		U.S. Bancorp	12,250
330,000		Wells Fargo & Co.	16,632

Diversified Capital Markets—3.3%
550,000		Citigroup, Inc.	23,540

Electrical Components & Equipment—1.0%
140,000		Emerson Electric Co.	7,154

Food Retail—0.6%
250,000	*	Kroger Co.	4,170

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

General Merchandise Stores—3.5%
300,000		Target Corp.	$11,352
250,000		Wal-Mart Stores, Inc.	13,418

Health Care Distributors—2.3%
120,000		Cardinal Health, Inc.	7,716
240,000		McKesson Corp.	8,578

Health Care Services—0.4%
150,000		IMS Health, Inc.	2,698

Home Entertainment Software—0.5%
50,000	*	Electronic Arts, Inc.	3,699

Home Furnishings—0.6%
215,000		Leggett & Platt, Inc.	4,407

Home Improvement Retail—1.9%
400,000		Home Depot, Inc.	13,248

Household Products—4.3%
245,000		Kimberly-Clark Corp.	12,774
200,000		Procter & Gamble Co.	17,836

Housewares & Specialties—1.2%
160,000		Fortune Brands, Inc.	8,352

Industrial Conglomerates—2.8%
700,000		General Electric Co.	20,076

Industrial Gases—0.8%
100,000		Praxair, Inc.	6,010

Industrial Machinery—2.6%
100,000		Danaher Corp.	6,805
110,000		Illinois Tool Works, Inc.	7,244
90,000		Ingersoll-Rand Co.	4,259

Integrated Oil & Gas—4.2%
165,000		ChevronTexaco Corp.	11,913
500,000		Exxon Mobil Corp.	17,955

Integrated Telecommunications Services—2.9%
200,000		CenturyTel, Inc.	6,970
340,000		Verizon Communications	13,413

Motorcycle Manufacturers—1.0%
170,000		Harley-Davidson, Inc.	6,776

Movies & Entertainment—2.7%
700,000	*	AOL Time Warner, Inc.	11,263
400,000		Walt Disney Co.	7,900

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Equity Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Multi-Line Insurance—3.4%
350,000		American International Group, Inc.	$19,313
100,000		Hartford Financial Services Group, Inc.	5,036

Oil & Gas Equipment & Services—1.2%
175,000		Schlumberger, Ltd.	8,325

Pharmaceuticals—11.9%
335,000		Abbott Laboratories	14,660
100,000		Eli Lilly & Co.	6,897
175,000		Johnson & Johnson	9,048
210,000		Merck & Co., Inc.	12,716
800,000		Pfizer, Inc.	27,320
300,000		Wyeth	13,665

Property & Casualty Insurance—1.1%
500,000	*	Travelers Property Casualty Corp. (Class A)	7,950

Publishing—1.7%
160,000		Gannett Co., Inc.	12,290

Regional Banks—1.1%
140,000		Fifth Third Bancorp	8,028

Semiconductor Equipment—0.7%
325,000	*	Applied Materials, Inc.	5,155

Semiconductors—2.4%
600,000		Intel Corp.	12,470
250,000		Texas Instruments, Inc.	4,400

Soft Drinks—2.5%
400,000		PepsiCo, Inc.	17,800

Systems Software—3.7%
800,000		Microsoft Corp.	20,488
481,000	*	Oracle Corp.	5,782

Thrifts & Mortgage Finance—5.0%
225,000		Federal National Mortgage Association	15,174
500,000		Washington Mutual, Inc.	20,650

Tobacco—1.0%
150,000		Altria Group, Inc.	6,816

TOTAL COMMON STOCKS (cost $531,526)			684,101

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—5.4%

Investment Companies
26,887,620	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$26,888
11,306,381	State Street Navigator Securities Lending Prime Portfolio **	11,306

TOTAL CASH EQUIVALENTS (cost $38,194)		38,194

TOTAL INVESTMENTS (cost $569,720)—101.7%		722,295

Other Assets, less Liabilities		(12,300)

NET ASSETS		$709,995

*	Non-income producing security.
**	Represents invested collateral received related to $11,116,768 in securities on loan under securities lending agreements. See Securities Lending in Note 2 to the financial statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Dividend Income Fund

As of June 30, 2003

How did the Fund perform?

The Safeco Dividend Income Fund underperformed its benchmark index, the Russell 1000 Value Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

We continue to focus on companies that have above-average dividend yields and have the capacity to continue to increase their dividend over time. At June 30, the stocks in the Fund had an average dividend yield of 2.6% while the S&P 500 yielded 1.7%.

Our portfolio had an average dividend increase over the past year of 6.5% as compared to the S&P 500’s dividend increase of 2.4%. Recent Congressional action to decrease the double taxation of dividends has brought the topic substantial media attention as well as gratifying and immediate action by some corporate boards. Three examples from our portfolio are Microsoft, which has initiated its first-ever dividend; Bank of America, which raised its dividend by 25% in May; and SBC, which has elected to pay additional, special dividends for the past two quarters.

The stock market’s surge in the second quarter was the strongest since 1999. While all sectors participated, stocks that had been the most depressed in the bear market had the largest percentage improvements. In many ways it was a high risk, low quality rally.

Given our preference for higher-quality companies, it is not surprising that we lagged the market. PACCAR was our best-performing stock on news of better truck orders than expected. We had good performance from many of our financial services stocks including JP Morgan Chase, Citigroup and Washington Mutual. Other top performers included Intel, Dell Computer and Wyeth.

Disappointing earnings news caused declines at Schering-Plough, Automatic Data Processing, Hubbell and Leggett & Platt.

What changes did you make to the Fund and why?

We initiated positions this year in Wachovia Corp., Morgan Stanley and Travelers Property Casualty. We did not change our total exposure to the financial sector but adding these three stocks allowed us to cut back some relatively large positions and increase diversification. Wachovia’s position in the southeastern portion of the country offsets the west coast exposure of many of our other banks. Morgan Stanley is a high quality investment bank that may benefit from a stronger stock market while Travelers’ insurance operations are enjoying strong rate increases.

Report From the Fund Manager

Safeco Dividend Income Fund

As of June 30, 2003

We added to our energy exposure through our new holding in BP. We bought Kraft for its good growth prospects within the food industry. Given Altria’s ownership position in Kraft, we simultaneously cut back our position in Altria. Our final new holding is Pitney Bowes. The company sports a relatively high dividend yield, has been a steady grower and may benefit over the next few years as the government requires businesses to buy or lease digital postage meters.

We sold Duke Energy and Interpublic as we believed that their problems were long-term ones. We also sold First Industrial Realty as we felt that too much of their earnings were starting to come from building properties for resale rather than the steady earnings that come from leasing space in the buildings it owns. We sold Weyerhaeuser when it reached our price target. Baxter International has been facing increased price competition in its Factor VIII drug franchise for hemophilia for several quarters. We concluded that what had at first appeared to be a short-term problem would endure, and we exited the stock accordingly.

Safeco Asset Management Company

Safeco Asset Management Company’s dividend income investment team, which is comprised of equity managers and analysts, assumed management of Safeco Dividend Income Fund in April, 2001. Team management allows broader coverage of this highly complex market and increased input into the investment process.

*	As of July 1, 2003, this Fund is co-managed by Lynette Sagvold and Rex Bentley, who also manage the equity portion of the Safeco Balanced Fund. Effective Oct. 1, 2003, this Fund will be named the Safeco Large-Cap Value Fund.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

Safeco Dividend Income Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco Dividend Income Fund
Class A	1.60%	(8.96)%	(7.15)%	4.94%	7.82%	(3.38)%	(6.04)%	5.56%
Class B	2.46%	(8.95)%	(7.09)%	5.14%	7.46%	(4.19)%	(6.76)%	5.14%
Class C	6.48%	(4.98)%	(6.69)%	5.11%	7.48%	(4.03)%	(6.69)%	5.11%
Russell 1000 Value Index	N/A	N/A	N/A	N/A	11.57%	(1.02)%	1.05%	10.67%
Lipper, Inc. (Equity-Income Funds)	N/A	N/A	N/A	N/A	9.56%	(1.96)%	0.45%	8.65%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Integrated Oil & Gas	12.1%
Diversified Banks	8.2
Pharmaceuticals	6.7
Integrated Telecommunications Services	6.5
Real Estate Investment Trust	4.4

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Royal Dutch Petroleum Co. (ADR) (Integrated Oil & Gas)	3.2%
ChevronTexaco Corp. (Integrated Oil & Gas)	3.1
Liberty Property Trust (Real Estate Investment Trust)	2.5
Citigroup, Inc. (Diversified Capital Markets)	2.5
Wells Fargo & Co. (Diversified Banks)	2.4
Hartford Financial Services Group, Inc. (Multi-Line Insurance)	2.4
Exxon Mobil Corp. (Integrated Oil & Gas)	2.3
Wyeth (Pharmaceuticals)	2.3
United Technologies Corp. (Aerospace & Defense)	2.3
U.S. Bancorp (Diversified Banks)	2.3

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Travelers Property Casualty Corp. (Class B)	$2,552
Morgan Stanley	2,257
Wachovia Corp.	1,836
BP, plc (ADR)	1,793
Pitney Bowes, Inc.	1,471

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

First Industrial Realty Trust, Inc.	$3,648
Liberty Property Trust	1,449
Weyerhaeuser Co.	1,225
SBC Communications, Inc.	1,145
Baxter International Inc.	1,069

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Dividend Income Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—95.5%

Aerospace & Defense—3.8%
25,000		Northrop Grumman Corp.	$2,157
45,000		United Technologies Corp.	3,187

Air Freight & Couriers—1.6%
35,000		United Parcel Service, Inc. (Class B)	2,230

Apparel Retail—0.7%
35,000		The Talbots, Inc.	1,031

Automobile Manufacturers—0.7%
25,000		General Motors Corp.	900

Brewers—1.5%
40,000		Anheuser-Busch Companies, Inc.	2,042

Communication Equipment—1.1%
90,000		Nokia Oyj (ADR)	1,479

Computer Hardware—3.0%
25,000	*	Dell Computer Corp.	799
40,000		Diebold, Inc.	1,730
19,200		International Business Machines Corp.	1,584

Construction & Farm Machinery & Heavy Trucks—1.0%
20,000		PACCAR, Inc.	1,348

Consumer Finance—2.0%
65,000		American Express Co.	2,718

Data Processing & Outsourced Services—1.5%
40,000		Automatic Data Processing, Inc.	1,354
35,000		Electronic Data Systems Corp.	751

Department Stores—0.9%
55,000		May Department Stores Co.	1,224

Diversified Banks—8.2%
35,000		Bank of America Corp.	2,766
130,000		U.S. Bancorp	3,185
55,000		Wachovia Corp.	2,198
65,000		Wells Fargo & Co.	3,276

Diversified Capital Markets—3.5%
80,000		Citigroup, Inc.	3,424
40,000		J.P. Morgan Chase & Co.	1,367

Diversified Chemicals—1.8%
60,000		Du Pont (E.I.) de Nemours & Co.	2,498

Electric Utilities—1.4%
50,000		FirstEnergy Corp.	1,923

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Electrical Components & Equipment—1.1%
45,000	Hubbell, Inc. (Class B)	$1,490

Health Care Services—1.0%
80,000	IMS Health, Inc.	1,439

Home Furnishings—1.4%
95,000	Leggett & Platt, Inc.	1,948

Household Products—1.7%
45,000	Kimberly-Clark Corp.	2,346

Housewares & Specialities—1.9%
50,500	Fortune Brands, Inc.	2,636

Industrial Conglomerates—1.7%
80,000	General Electric Co.	2,294

Industrial Gases—1.4%
45,000	Air Products and Chemicals, Inc.	1,872

Industrial Machinery—2.1%
63,000	Ingersoll-Rand Co.	2,981

Integrated Oil & Gas—12.1%
45,000	BP, plc (ADR)	1,891
60,000	ChevronTexaco Corp.	4,332
53,785	ConocoPhillips	2,947
88,812	Exxon Mobil Corp.	3,189
95,000	Royal Dutch Petroleum Co. (ADR)	4,429

Integrated Telecommunications Services—6.5%
45,000	ALLTEL Corp.	2,170
25,000	BellSouth Corp.	666
40,000	CenturyTel, Inc.	1,394
80,000	SBC Communications, Inc.	2,044
70,000	Verizon Communications	2,762

Investment Banking & Brokerage—1.5%
50,000	Morgan Stanley	2,138

Movies & Entertainment—1.5%
105,000	Walt Disney Co.	2,074

Multi-Line Insurance—3.7%
35,000	American International Group, Inc.	1,931
65,000	Hartford Financial Services Group, Inc.	3,273

Multi-Utilities & Unregulated Power—0.8%
60,000	NiSource, Inc.	1,140

Office Services & Supplies—1.2%
45,000	Pitney Bowes, Inc.	1,728

Packaged Foods & Meats—0.9%
40,000	Kraft Foods, Inc. (Class A)	1,302

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Dividend Income Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—6.7%
50,000		Abbott Laboratories	$2,188
15,000		Johnson & Johnson	776
75,000		Pfizer, Inc.	2,561
30,000		Schering-Plough Corp.	558
70,000		Wyeth	3,189

Property & Casualty Insurance—1.8%
160,000		Travelers Property Casualty Corp. (Class B)	2,523

Publishing—1.9%
35,000		Gannett Co., Inc.	2,688

Real Estate Investment Trust—4.4%
105,000		Equity Residential	2,725
100,000		Liberty Property Trust	3,460

Semiconductors—1.2%
62,800		Intel Corp.	1,305
25,000		Texas Instruments, Inc.	440

Systems Software—0.9%
50,000		Microsoft Corp.	1,281

Technology Distributors—0.8%
55,000	*	Agilent Technologies, Inc.	1,075

Thrifts & Mortgage Finance—3.8%
40,000		Federal National Mortgage Association	2,698
65,000		Washington Mutual, Inc.	2,684

Tobacco—0.8%
25,000		Altria Group, Inc.	1,136

TOTAL COMMON STOCKS (cost $114,888)			132,874

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—4.8%

Investment Companies
6,731,820	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$6,732

TOTAL CASH EQUIVALENTS (cost $6,732)		6,732

TOTAL INVESTMENTS (cost $121,620)—100.3%		139,606

Other Assets, less Liabilities		(442)

NET ASSETS		$139,164

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Northwest Fund

As of June 30, 2003

William B. Whitlow

How did the Fund perform?

The Safeco Northwest Fund posted double-digit returns for the six-month period ending June 30, 2003, well exceeding its benchmark, the S&P 500 Index.

What factors impacted the Fund’s performance?

The first half of the year was marked by a period of risk aversion and uncertainty attributable to the war in Iraq and to the economic malaise which has been gripping the world economy.

During the second quarter of 2003, our diversification among market caps and between stocks with growth and value characteristics helped performance in the past year. In the first half of this year, small-cap stocks outperformed large caps and the Fund began the year with just under half of its assets in small or mid-cap stocks. Over the past 12 months, growth stocks outperformed value stocks and just over half the Fund assets were in stocks with growth characteristics. The Fund also has retained a pro-cyclical bias, which helped performance as the market began to anticipate an economic recovery during the past four months. Further, our results were aided by a focus on quality, as we avoided major blow-ups in the past year. The Fund’s pro-growth bias also helped our five-year performance, which included exceptional 1999 results, the last year of the bull market. However, as the bear market began in March of 2000, the same growth bias which fueled the Fund’s strong returns on the way up, hurt performance on the way down, leading to our below-benchmark performance for the past three years, despite our strong first half of 2003.

What changes did you make to the Fund and why?

As the market moved higher in recent months, we trimmed holdings so neither individual positions nor sector weightings would get too large. We also eliminated Airborne, as we felt the stock was fully valued following the acquisition by DHL.

Deteriorating fundamentals caused us to sell Nautilus and Calpine. This year, we added positions in FTI Consulting, FEI Company and Leggett & Platt as recovery plays, and added PepsiCo to boost our weighting in consumer staples, a defensive sector. Our top ten contributors demonstrate the advantages of diversification, as they came from various industries, capitalization sizes and investment styles. For the first half of 2003, the best contributors were: Penwest Pharmaceuticals, PACCAR, Schnitzer Steel, Pacific Northwest Bank, Costco, Sonosite, Washington Mutual, Primus Knowledge, Wyeth and Real Networks. For the 12-month period Dendreon, ICOS, Avocent, F-5 Networks, AVI Biopharma and Amgen join the winners list. At June 30, the Fund remains well balanced among market caps and

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Manager

Safeco Northwest Fund

As of June 30, 2003

between growth and value styles. Risk is further reduced by maintaining prudent weightings in individual companies and sectors.

Mr. Bill Whitlow, CFA—Portfolio Manager

BA—Chemistry; University of Colorado (1967), MBA—Finance; University of California, Berkeley (1974); Chartered Financial Analyst (1980)

Bill began his investment career at Safeco Asset Management as an equity analyst in 1976. Bill left Safeco in 1980 and worked as an analyst and as a director of research in the brokerage industry. Bill returned to Safeco Asset Management in 1997, and is currently manager of the Safeco Northwest Fund, part of the team managing the Safeco Growth Opportunities Fund, and an analyst covering biotech and software (database and storage management). He has a total of 27 years of investment experience.

*	As of July 1, 2003, the Fund is co-managed by Mr. Whitlow and Brian Clancy. Effective Oct. 1, 2003, the Fund will be named the Safeco Multi-Cap Core Fund—reflecting a change in mandate from investing in only Northwest-based companies to investing in any company in the United States.

Performance Overview & Highlights

Safeco Northwest Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Months*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco Northwest Fund
Class A	13.90%	(2.14)%	(1.14)%	6.56%	20.88%	3.86%	0.04%	7.19%
Class B	15.51%	(1.94)%	(1.01)%	6.77%	20.51%	3.06%	(0.65)%	6.77%
Class C	19.42%	2.06%	(0.65)%	6.70%	20.42%	3.06%	(0.65)%	6.70%
S&P 500 Index	N/A	N/A	N/A	N/A	11.76%	0.23%	(1.62)%	10.03%
WM Group NW 50 Index	N/A	N/A	N/A	N/A	22.11%	7.68%	5.71%	12.50%
Lipper, Inc. (Multi-Cap Core Funds)	N/A	N/A	N/A	N/A	12.03%	(0.42)%	0.11%	9.19%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	9.6%
Regional Banks	7.0
Diversified Banks	6.6
Biotechnology	5.5
Food Retail	4.6

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Washington Mutual, Inc. (Thrifts & Mortgage Finance)	3.5%
U.S. Bancorp (Diversified Banks)	3.3
Bank of America Corp. (Diversified Banks)	3.3
Tektronix, Inc. (Electronic Equipment Manufacturers)	3.3
Penwest Pharmaceuticals Co. (Pharmaceuticals)	3.2
Costco Wholesale Corp. (Hypermarkets & Super Centers)	3.2
Pfizer, Inc. (Pharmaceuticals)	3.2
Wyeth (Pharmaceuticals)	3.2
Microsoft Corp. (Systems Software)	3.0
Starbucks Corp. (Restaurants)	3.0

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Leggett & Platt, Inc.	$1,161
PepsiCo, Inc.	972
FTI Consulting, Inc.	780
FEI Co.	759
Monaco Coach Corp.	360

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

Schnitzer Steel Industries, Inc.	$1,985
Airborne, Inc.	1,270
Nautilus Group Inc.	761
Avocent Corp.	736
IMS Health, Inc.	419

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Northwest Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—97.8%

Aerospace & Defense—1.3%
28,500		Boeing Co.	$978

Air Freight & Logistics—3.0%
65,100		Expeditors International of Washington, Inc.	2,255

Airlines—1.7%
61,600	*	Alaska Air Group, Inc.	1,321

Application Software—1.7%
381,200	*	Captaris, Inc.	1,304

Automobile Manufacturers—1.7%
82,000	*	Monaco Coach Corp.	1,257

Biotechnology—5.5%
17,160	*	Amgen, Inc.	1,149
105,000	*	AVI BioPharma, Inc.	644
98,000	*	Corixa Corp.	758
106,000	*	Dendreon Corp.	630
27,500	*	Icos Corp.	1,011

Catalog Retail—1.9%
120,000	*	Coldwater Creek, Inc.	1,480

Communication Equipment—2.2%
16,050	*	Avocent Corp.	480
68,500	*	F5 Networks, Inc.	1,154

Construction & Farm Machinery & Heavy Trucks—2.6%
28,900		PACCAR, Inc.	1,948

Diversified Banks—6.6%
31,200		Bank of America Corp.	2,466
102,000		U.S. Bancorp	2,499

Diversified Chemicals—1.5%
104,500		Penford Corp.	1,167

Diversified Commercial Services—1.0%
30,500	*	FTI Consulting, Inc.	762

Electronic Equipment Manufacturers—4.3%
42,800	*	FEI Co.	803
114,000	*	Tektronix, Inc.	2,462

Food Retail—4.6%
115,900	*	Kroger Co.	1,933
76,500	*	Safeway, Inc.	1,565

Health Care Equipment—2.1%
81,800	*	SonoSite, Inc.	1,632

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Services—0.9%
36,500		IMS Health, Inc.	$657

Home Furnishings—1.5%
56,000		Leggett & Platt, Inc.	1,148

Hotels, Resorts & Cruise Lines—2.8%
82,400	*	Ambassadors Group, Inc.	1,151
80,000	*	Ambassadors International, Inc.	961

Hypermarkets & Super Centers—3.2%
66,900	*	Costco Wholesale Corp.	2,449

Integrated Oil & Gas—1.8%
33,300		BP, plc (ADR)	1,399

Integrated Telecommunications Services—1.6%
34,100		CenturyTel, Inc.	1,188

Internet Software & Services—2.1%
490,000	*	Primus Knowledge Solutions, Inc.	642
138,000	*	RealNetworks, Inc.	936

Life & Health Insurance—2.8%
40,000		StanCorp Financial Group, Inc.	2,089

Multi-Utilities & Unregulated Power—1.6%
83,500		Avista Corp.	1,181

Oil & Gas Drilling—1.7%
60,000		Transocean Sedco Forex, Inc.	1,318

Oil & Gas Exploration & Production—1.6%
26,800		Anadarko Petroleum Corp.	1,192

Pharmaceuticals—9.6%
101,000	*	Penwest Pharmaceuticals Co.	2,461
70,100		Pfizer, Inc.	2,394
52,500		Wyeth	2,391

Regional Banks—7.0%
58,600		Pacific Northwest Bancorp	2,037
94,600		Washington Banking Co.	1,443
98,300		West Coast Bancorp, Inc.	1,789

Restaurants—3.0%
92,800	*	Starbucks Corp.	2,275

Semiconductors—3.1%
67,500		Intel Corp.	1,403
45,000	*	Micron Technology, Inc.	523
101,000	*	TriQuint Semiconductor, Inc.	420

Soft Drinks—1.4%
24,600		PepsiCo, Inc.	1,095

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Northwest Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Steel—1.6%
27,900		Schnitzer Steel Industries, Inc.	$1,231

Systems Software—3.7%
88,900		Microsoft Corp.	2,277
33,960	*	NetIQ Corp.	525

Thrifts & Mortgage Finance—3.5%
64,700		Washington Mutual, Inc.	2,672

Wireless Telecommunication Services—1.6%
146,300	*	AT&T Wireless Services, Inc.	1,201

TOTAL COMMON STOCKS (cost $60,092)			74,106

CASH EQUIVALENTS—10.8%

Investment Companies
1,705,387		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,705
6,451,738		State Street Navigator Securities Lending Prime Portfolio **	6,452

TOTAL CASH EQUIVALENTS (cost $8,157)			8,157

TOTAL INVESTMENTS (cost $68,249)—108.6%			82,263

Other Assets, less Liabilities			(6,504)

NET ASSETS			$75,759

*	Non-income producing security.
**	Represents invested collateral received related to $6,303,262 in securities on loan under securities lending agreements. See Securities Lending in Note 2 to the financial statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco International Stock Fund

As of June 30, 2003

How did the Fund perform?

The Safeco International Stock Fund underperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East Index1, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Equity markets began 2003 under a cloud of uncertainty. The build up to war in Iraq, decidedly mixed economic indicators, the sharp increase in the price of oil and concern as to the strength of corporate earnings all combined to drive global equity markets to new lows during the first quarter. However, about a week before the war began, with equity markets languishing at multi-year lows, markets rallied strongly as the prospect of a short war appeared apparent. The rally continued into and throughout the second quarter as a sense of optimism pervaded equity markets as investors shrugged off negative news and focused on the positive. The short duration of the war in Iraq provided support for views that the global economy would pick up in the second half of 2003. Within a short space of time most markets had more than reversed early-year declines and pushed into positive territory for the year to date.

The best performing industries as measured by the Financial Times Stock Exchange FTSE All-World Indexes during the first half of 2003 were Information Technology Hardware and Leisure as investors’ appetites for high-beta technology and economically sensitive stocks improved. The financial sector in general, and insurance stocks in particular, experienced a roller coaster ride during the first half of the year. European insurers were significantly weaker during the first quarter as they suffered the effects of weak equity markets on their portfolios. However, that same equity exposure propelled the sector to strong outperformance as markets gathered momentum in the second quarter. At the opposite end of the performance spectrum, leading consumer staple stocks lagged the overall market. These had significantly outperformed in recent years and were among the sectors left behind as investors rotated away from this area. The two worst performing industries as measured by the FTSE All-World Indexes were Food Producers and Household Goods.

Historically, rising equity markets have acted as a leading indicator for the prospects of the economy. While the data released in recent months has been mixed there have been some signs of improvement, particularly in the United States, although this has yet to be reflected in terms of increased job creation. Similarly, a snapshot of the Eurozone economy does not in itself instill one with a great sense of optimism, however there are indications that the economy may be turning. Far Eastern markets operated under a different set of conditions during the period due mainly to the SARS virus, although market returns were generally quite healthy during the second quarter. Japan’s experience represents a cautionary tale of the failure to tackle deflation successfully, while the difficulty in implementing reforms was highlighted in the effective nationalization of the country’s fifth-largest bank. Nonetheless, even in Japan, there were positive signals in recent economic data that provided some support for the market.

Our preference for quality stocks that exhibit dependable and consistent earnings growth proved to be a detriment to our relative performance over the period as the rally was led primarily by the ‘high-beta’ technology and more economically sensitive sectors. We are reticent to chase stocks in cyclical sectors that have been to the forefront of the recent market gains. As always, the entry price of an investment needs to make sense to us.

Report From the Fund Managers

Safeco International Stock Fund

As of June 30, 2003

Among financial holdings within the Fund, UBS and Barclays were strong contributors to overall performance. UBS rose as it continued to reduce costs, pushing its cost-to-income ratio to its lowest level since the middle of 2001. Europe’s largest bank managed to increase its annualized return on equity to 13.2% in the first quarter of 2003, even as it reported an 11% decline in net profit. Apart from currency effects, the decrease was mainly due to the poor equities trading environment and low equity market levels, which impacted asset-based revenues.

E.On, Europe’s second largest utility, was the main contributor to performance during the six-month period. The company said it planned to raise 3 billion euros from asset sales in order to meet government concessions related to its prior purchase of Ruhrgas, Germany’s second-largest natural gas distributor.

Among the Fund’s technology holdings, Canon gained as Japan’s largest office-machine maker benefited from its exposure to overseas markets. With 70 percent of its sales coming from abroad, Canon profited from a weaker yen that made Japanese exports more attractive to foreign buyers, particularly those in the Eurozone region as the euro continued to strengthen. In addition, Canon has the potential to be bolstered by an increase in North American demand should the U.S. economy recover strongly.

Leading consumer staples stocks were the poorest performers during the period under review. Sentiment was not helped by negative trading updates from fund holdings, Unilever and Heineken. Unilever’s second quarter trading update disappointed as its leading brands are now expected to grow 4%, lower than previous guidance of 5-6%. EPS growth is now being driven by cost cutting, a lower tax rate, and lower advertising spend—not by top-line growth. As a result, the share price suffered. Citing dollar weakness, the economic slump, the Iraqi war and SARS, Heineken delivered a warning on its first-half results, with earnings now expected to be unchanged year-on-year. The company did, however, say that it had reinforced its market positions.

Ahold, the Dutch supermarket chain, also weighed on the fund during the period, falling heavily after it revealed accounting irregularities at its U.S. Foodservice unit, prompting the resignation of its chief executive officer and chief financial officer. That prompted fears about the scale of the accounting faults and its impact on the company’s ability to service its debts. In mid-March, concerns eased about a liquidity crisis amid signs of little significant deterioration in its relationship with its major suppliers and creditors. The stock rebounded in the second quarter, gaining almost 150%.

What changes did you make to the Fund and why?

We were fairly active in the financial sector during the period, increasing our exposure to selected stocks at attractive levels during the first quarter and reducing our exposure after the strong gains of the second quarter.

Bank of Ireland

Asset Management (U.S.) Limited

Bank of Ireland Asset Management (U.S.) Limited (BIAM (U.S.) is registered as an investment adviser with the U.S. Securities and Exchange Commission, and is also registered with various provinces in Canada, and is authorized by the Irish Financial Services Regulatory Authority under the Investment Intermediaries Act, 1995.

1 Source: MSCI. All MSCI data is provided “as is”. In no event, shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data. No further distribution or dissemination of the MSCI data is permitted without MSCI’s prior express written consent.

The information contained herein is believed to be reliable, but its accuracy cannot be guaranteed. It should not be assumed that the future performance of any company identified in this commentary will equal its prior performance or that any future recommendation regarding the securities of any such company will be profitable. Past performance is not necessarily a guide to future performance. The value of investments can fall as well as rise.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview

Safeco International Stock Fund

(Unaudited)

CLASSES A, B and C

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	Since Inception**	Six Month*	1 Year	5 Year	Since Inception**

Safeco International Stock Fund
Class A	(0.11)%	(16.29)%	(7.38)%	(0.83)%	5.98%	(11.22)%	(6.27)%	(0.04)%
Class B	0.48%	(16.38)%	(7.35)%	(0.68)%	5.48%	(11.98)%	(7.00)%	(0.68)%
Class C	4.87%	(12.87)%	(7.02)%	(0.77)%	5.48%	(11.99)%	(7.02)%	(0.77)%
MSCI EAFE Index	N/A	N/A	N/A	N/A	7.67%	(8.66)%	(5.59)%	(1.40)%
Lipper, Inc. (International Funds)	N/A	N/A	N/A	N/A	8.60%	(7.98)%	(3.45)%	N/A

 * Not annualized.

** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSTITUTIONAL CLASS

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	Since Inception**

Safeco International Stock Fund
Institutional Class	6.17%	(11.01)%	(5.95)%	0.26
MSCI EAFE Index	7.67%	(8.66)%	(5.59)%	(1.40)%
Lipper, Inc. (International Funds)	8.60%	(7.98)%	(3.45)%	N/A

 * Not annualized.

** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Highlights

Safeco International Stock Fund

(Unaudited)

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Canon, Inc. (Office Electronics)	3.7%
Total SA (Integrated Oil & Gas)	3.6
Nestle SA (Food Retail)	3.5
UBS AG (Investment Banking & Brokerage)	3.1
Barclays, plc (Diversified Banks)	2.9
GlaxoSmithKline, plc (Pharmaceuticals)	2.8
Aventis SA (Pharmaceuticals)	2.8
Vodafone Group, plc (Wireless Telecommunications Services)	2.8
E.On AG (Electric Utilities)	2.5
Diegeo, plc (Distillers & Vintners)	2.4

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Nippon Telegraph & Telephone Corp.	$382
Nestle SA	324
Unilever, plc	279
Total SA	275
Canon, Inc.	253

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

BP, plc	$244
Nestle SA	234
Canon, Inc.	224
Total SA	203
HSBC Holdings, plc	192

TOP FIVE COUNTRIES	Percent of Net Assets

United Kingdom	28.1%
Japan	14.5
Switzerland	12.4
Netherlands	9.7
France	8.5

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco International Stock Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

COMMON STOCKS—98.0%

Australia—2.7%
23,789	Foster’s Group, Ltd.	$67
	Brewers
9,632	National Australia Bank, Ltd.	216
	Diversified Banks
22,627	News Corp., Ltd.	170
	Movies & Entertainment
17,383	Westpac Banking Corp., Ltd.	189
	Diversified Banks

Finland—1.5%
22,259	Nokia Oyj	367
	Communication Equipment

France—8.5%
12,061	Aventis SA	664
	Pharmaceuticals
21,032	Axa	327
	Multi-Line Insurance
2,780	Lafarge SA	163
	Construction Materials
5,698	Total SA	862
	Integrated Oil & Gas

Germany—6.6%
7,678	Bayer AG	177
	Diversified Chemicals
12,016	Bayerische Motoren Werke AG	462
	Automobile Manufacturers
5,048	Deutsche Bank AG	326
	Diversified Capital Markets
11,751	E.On AG	603
	Electric Utilities

Hong Kong—3.0%
28,000	Cheung Kong Holdings, Ltd.	168
	Real Estate Investment Trust
24,000	Hongkong Electric Holdings, Ltd.	94
	Electric Utilities
723,000	PetroChina Co., Ltd.	218
	Integrated Oil & Gas
22,000	Sun Hung Kai Properties, Ltd.	111
	Real Estate Investment Trust
26,500	Swire Pacific, Ltd.	116
	Diversified Commercial Services

Ireland—0.5%
9,110	CRH, plc	143
	Construction Materials

Italy—4.2%
33,264	ENI SpA	504
	Integrated Oil & Gas
54,353	Telecom Italia SpA	492
	Integrated Telecommunications Services

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Japan—14.5%
2,870	Acom Co., Ltd.	$104
	Consumer Finance
19,000	Canon, Inc.	872
	Office Electronics
2,900	FANUC, Ltd.	144
	Electronic Equipment Manufacturers
10,000	Fuji Photo Film Co.	289
	Photographic Products
11,200	Honda Motor Co., Ltd.	424
	Automobile Manufacturers
3,900	Hoya Corp.	269
	Health Care Supplies
1,200	Nintendo Co., Ltd.	87
	Consumer Electronics
106	Nippon Telegraph & Telephone Corp.	416
	Integrated Telecommunications Services
89	NTT DoCoMo, Inc.	193
	Integrated Telecommunications Services
1,300	Rohm Co., Ltd.	142
	Electronic Manufacturing Services
4,300	Shin-Etsu Chemical Co., Ltd.	147
	Diversified Chemicals
800	SMC Corp.	67
	Industrial Machinery
7,900	Takeda Chemical Industries	292
	Pharmaceuticals

Netherlands—9.7%
28,120	ABN AMRO Holding NV	538
	Diversified Banks
3,571	Heineken NV	127
	Brewers
32,274	ING Groep NV	561
	Other Diversified Financial Services
20,782	Koninklijke (Royal) Philips Electronics NV	396
	Semiconductors
19,435	Koninklijke Ahold NV	161
	Food Retail
21,029	Reed Elsevier NV	248
	Publishing
7,810	TPG NV	136
	Air Freight & Logistics
4,355	VNU NV	134
	Publishing

South Korea—2.1%
1,100	Kookmin Bank (ADR)*	33
	Diversified Banks
4,800	POSCO (ADR)*	126
	Steel
2,316	Samsung Electronics Co., Ltd.**	344
	Electronic Equipment Manufacturers

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco International Stock Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Spain—4.2%
57,045	Banco Santander Central Hispano SA	$500
	Diversified Banks
42,440	Telefonica SA	493
	Integrated Telecommunications Services

Switzerland—12.4%
4,030	Nestle SA	832
	Food Retail
12,817	Novartis AG	507
	Pharmaceuticals
5,958	Roche Holding AG	468
	Pharmaceuticals
7,495	Swiss Re	415
	Multi-Line Insurance
13,131	UBS AG	731
	Investment Banking & Brokerage

United Kingdom—28.1%
91,569	Barclays, plc	679
	Diversified Banks
33,800	BP, plc	234
	Integrated Oil & Gas
18,672	British American Tobacco, plc	211
	Tobacco
28,785	BT Group, plc	97
	Integrated Telecommunications Services
56,510	Cadbury Schweppes, plc	334
	Packaged Foods & Meats
32,905	Centrica, plc	95
	Gas Utilities
38,234	Compass Group, plc	206
	Food Retail
52,819	Diageo, plc	565
	Distillers & Vintners
33,040	GlaxoSmithKline, plc	667
	Pharmaceuticals
43,850	Hilton Group, plc	133
	Hotels, Resorts & Cruise Lines
30,304	HSBC Holdings, plc	358
	Diversified Banks
28,383	Kingfisher, plc	130
	Home Improvement Retail
57,687	Lloyds TSB Group, plc	410
	Diversified Banks
35,969	Prudential, plc	218
	Multi-Line Insurance
71,407	Shell Transport & Trading Co., plc	472
	Integrated Oil & Gas
16,420	Smith & Nephew, plc	95
	Health Care Supplies
7,056	Smiths Group, plc	82
	Industrial Conglomerates

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

United Kingdom—(continued)
71,729	Tesco, plc	$260
	Food Retail
19,100	TI Automotives, Ltd. (Illiquid)†	0
	Industrial Conglomerates
63,489	Unilever, plc	508
	Packaged Foods & Meats
338,341	Vodafone Group, plc	662
	Wireless Telecommunication Services
14,451	Wolseley, plc	160
	Distributors
14,064	WPP Group, plc	111
	Advertising

TOTAL COMMON STOCKS (cost $20,255)		23,322

RIGHTS—0.0%

France—0.0%
2,780	Lafarge SA	8
	Construction Materials

TOTAL RIGHTS (cost $0)		8

TOTAL INVESTMENTS (cost $20,255)—98.0%		23,330

Domestic Cash		601

Foreign Cash		65

Other Assets, less Liabilities		(186)

		480

NET ASSETS		$23,810

*	American Depository Receipt.
**	Global Depository Receipt.
†	Securities are valued at fair value as determined under supervision of the Board of Trustees.

Industry Diversification	Percent of Net Assets

Diversified Banks	12.3%
Pharmaceuticals	10.9
Integrated Oil & Gas	9.6
Integrated Telecommunications Services	7.1
Food Retail	6.1
Multi-Line Insurance	4.0
Automobile Manufacturers	3.7
Office Electronics	3.7
Packaged Foods	3.5
Investment Banking & Brokerage	3.1
Other	34.0

98.0%

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Balanced Fund

As of June 30, 2003

Rex Bentley Michael Hughes Lynette D. Sagvold

How did the Fund perform?

The Safeco Balanced Fund lagged its benchmark, a 60/40 composite of the Russell 1000 Value Index and the Lehman Aggregate Bond Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

The major factor influencing performance over the past six months was the strong rally posted by the equity market in the second quarter of 2003. After a fairly dismal past three years, this was the best quarterly return for stocks since 1999. Factors affecting the market included reducing the double taxation on dividends, low interest rates, the speed with which the Saddam Hussein regime was overthrown and the expectation of an upturn in the U.S. economy. While equities of all styles and sizes advanced in price, small stocks and lower quality stocks in general did better than large cap, high quality names. Over the past six months, our best performing sectors on an absolute basis were other—up 19.5%—and technology—up 16.6%. Our worst performing sector was utilities which went up just 2.8%. Financials, the largest sector in the Fund and in the Russell benchmark had the biggest impact of the portfolio, and advanced 12.4%. These stocks continue to benefit from low interest rates.

The Safeco Balanced Fund also benefited from the continued decline in interest rates. In recent months, being overweight in corporate debt has helped the Fund, as corporate securities have performed better than government issues.

What changes did you make to the Fund and why?

While we continue to keep our sector weightings fairly close to those of the Index, we did make some changes in our sector allocations. Over the past year, we lowered our exposure in the materials, processing and utilities sectors. This was accomplished by selling Dow Chemical because of lower than expected earnings and Duke Energy due to weakening fundamentals. Also over the past year we added to our exposure in the consumer staple, finance and health care sectors. Positions we added include: Kraft, Bank of New York, Morgan Stanley Dean Witter, McKesson and Wyeth. In each case we found the valuations attractive and that the companies appeared to have good future earnings prospects. It is our goal to find and own companies we think can experience solid growth in earnings and dividends at attractive valuations.

Report From the Fund Managers

Safeco Balanced Fund

As of June 30, 2003

In fixed income, over the past several months we have increased the diversification of our holdings, particularly our corporate debt issues. We have increased the number of issues we own and reduced the relative size of most of our holdings. We have done this as we’ve increased our overall exposure to corporate debt to take advantage of the extra yield corporate securities offer over Treasury issues. We are also mindful of the increased risk involved and seek to mitigate it as much as possible.

Mr. Rex Bentley, CFA—Portfolio Manager

B.A.—History, Brigham Young University (1970), M.B.A.—Finance; Brigham Young University (1975)

Chartered Financial Analyst (1981)

Rex began his investment career at Safeco Asset Management as an equity analyst in 1975. In 1983, he left the firm and spent the next 12 years with other investment management firms. Rex rejoined Safeco Asset Management in 1995 and is today the co-manager of the Dividend Income Fund and the Balanced Fund. He also is an analyst covering autos and the chemical industry, and manages portfolios for Safeco Trust Company. He has 28 years of investment experience, including 20 years as a portfolio manager.

Mr. Michael Hughes, CFA—Portfolio Manager

B.S.—Finance; University of Colorado (1984), M.B.A.—Finance; University of Southern California (1992);

Chartered Financial Analyst (1995)

Mike is portfolio manager of the Safeco Managed Bond Fund and of the fixed-income portion of the Safeco Balanced Fund. He joined Safeco in 1997. Mike brought 13 years of investment management experience as the lead portfolio manager on SEC-registered mutual funds, bank common funds and a variety of separately managed portfolios for other financial institutions. He has 19 years of investment experience.

Ms. Lynette Sagvold, CFA—Portfolio Manager

B.A.—Business Administration; University of Washington (1982); Chartered Financial Analyst (1988)

Lynette joined Safeco Asset Management in 1995 and is today the co-manager of the Dividend Income Fund and the equity portion of the Balanced Fund. She is also an analyst in the insurance and food industries, and manages portfolios for Safeco Trust Company. Prior to joining Safeco, Lynette worked in portfolio management for institutional accounts and equity research at several regional financial institutions. She has 18 years of investment experience.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Balanced Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	Since Inception**	Six Month*	1 Year	5 Year	Since Inception**

Safeco Balanced Fund
Class A	1.14%	(3.87)%	0.43%	4.67%	7.26%	2.01%	1.62%	5.51%
Class B	1.91%	(3.78)%	0.54%	4.87%	6.91%	1.18%	0.89%	4.87%
60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A	N/A	8.51%	3.55%	3.65%	8.29%
S&P 500 Index	N/A	N/A	N/A	N/A	11.76%	0.23%	(1.62)%	7.59%
Lipper, Inc. (Balanced Funds)	N/A	N/A	N/A	N/A	8.65%	2.91%	1.50%	N/A

 * Not annualized.

** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES (Common Stocks)	Percent of Net Assets

Integrated Oil & Gas	5.6%
Integrated Telecommunications Services	5.4
Diversified Banks	4.9
Pharmaceuticals	3.2
Diversified Capital Markets	3.2

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Citigroup, Inc. (Diversified Capital Markets)	2.2%
Exxon Mobil Corp. (Integrated Oil & Gas)	2.0
ChevronTexaco Corp. (Integrated Oil & Gas)	1.9
U.S. Bancorp (Diversified Banks)	1.8
Verizon Communications (Integrated Telecommunications Services)	1.7
Wells Fargo & Co. (Diversified Banks)	1.6
American International Group, Inc. (Multi-Line Insurance)	1.6
Washington Mutual, Inc. (Thrifts & Mortgage Finance)	1.5
FirstEnergy Corp. (Electric Utilities)	1.4
SBC Communications, Inc. (Integrated Telecommunications Services)	1.4

TOP FIVE PURCHASES (Common Stocks) For the Year Ended June 30, 2003	Cost (000’s)

Morgan Stanley	$109
Pitney Bowes, Inc.	105
Travelers Property Casualty Corp. (Class B)	104
Kraft Foods, Inc.	100
McKesson Corp.	85

TOP FIVE SALES (Common Stocks) For the Year Ended June 30, 2003	Proceeds (000’s)

Duke Energy Corp.	$130
Equity Residential	102
First Industrial Realty Trust, Inc.	88
Emerson Electric Co.	81
Dow Chemical Co.	80

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—61.4%

Aerospace & Defense—1.4%
1,900		Raytheon Co.	$62
2,700		United Technologies Corp.	191

Air Freight & Logistics—0.9%
2,400		United Parcel Service, Inc. (Class B)	153

Aluminum—0.5%
3,400		Alcoa, Inc.	87

Asset Management & Custody Banks—1.6%
5,900		Bank of New York Co., Inc.	170
2,700		State Street Corp.	106

Automobile Manufacturers—0.4%
2,200		General Motors Corp.	79

Communication Equipment—0.3%
3,200		Nokia Oyj (ADR)	53

Computer Hardware—1.6%
1,400		Diebold, Inc.	61
3,600		Hewlett-Packard Co.	77
1,700		International Business Machines Corp.	140

Computer Storage & Peripherals—0.3%
4,600	*	EMC Corp.	48

Construction & Farm Machinery & Heavy Trucks—0.5%
1,300		PACCAR, Inc.	88

Consumer Finance—1.0%
4,300		American Express Co.	180

Data Processing & Outsourced Services—0.5%
2,600		Automatic Data Processing, Inc.	88

Department Stores—0.5%
4,350		May Department Stores Co.	97

Diversified Banks—4.9%
2,600		Bank of America Corp.	205
12,820		U.S. Bancorp	314
1,300		Wachovia Corp.	52
5,600		Wells Fargo & Co.	282

Diversified Capital Markets—3.2%
9,000		Citigroup, Inc.	385
5,100		J.P. Morgan Chase & Co.	174

Diversified Chemicals—1.0%
4,400		Du Pont (E.I.) de Nemours & Co.	183

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—1.4%
6,400		FirstEnergy Corp.	$246

Electrical Components & Equipment—0.5%
2,500		Hubbell, Inc. (Class B)	83

Food Distributors—0.6%
3,700		SYSCO Corp.	111

Food Retail—1.0%
10,900	*	Kroger Co.	182

General Merchandise Stores—1.3%
6,100		Target Corp.	231

Health Care Distributors—0.6%
3,100		McKesson Corp.	111

Home Furnishings—0.8%
6,600		Leggett & Platt, Inc.	135

Home Improvement Retail—1.0%
5,500		Home Depot, Inc.	182

Household Products—1.7%
3,700		Kimberly-Clark Corp.	193
1,100		Procter & Gamble Co.	98

Hypermarkets & Super Centers—0.6%
3,100	*	Costco Wholesale Corp.	113

Industrial Conglomerates—1.3%
7,800		General Electric Co.	224

Industrial Gases—1.3%
3,800		Praxair, Inc.	228

Industrial Machinery—0.6%
2,400		Ingersoll-Rand Co.	114

Integrated Oil & Gas—5.6%
4,700		ChevronTexaco Corp.	339
2,901		ConocoPhillips	159
9,876		Exxon Mobil Corp.	355
3,000		Royal Dutch Petroleum Co. (ADR)	140

Integrated Telecommunications Services—5.4%
4,100		ALLTEL Corp.	198
2,100		BellSouth Corp.	56
4,400		CenturyTel, Inc.	153
9,600		SBC Communications, Inc.	245
7,514		Verizon Communications	296

Investment Banking & Brokerage—0.6%
2,500		Morgan Stanley	107

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Movies & Entertainment—1.0%
8,900		Walt Disney Co.	$176

Multi-Line Insurance—2.9%
5,000		American International Group, Inc.	276
4,600		Hartford Financial Services Group, Inc.	232

Multi-Utilities & Unregulated Power—0.7%
6,000		NiSource, Inc.	114

Office Services & Supplies—0.7%
3,000		Pitney Bowes, Inc.	115

Oil & Gas Equipment & Services—0.5%
1,900		Schlumberger, Ltd.	90

Packaged Foods & Meats—0.6%
3,300		Kraft Foods, Inc. (Class A)	107

Pharmaceuticals—3.2%
3,900		Abbott Laboratories	171
1,400		Eli Lilly & Co.	97
1,200		Johnson & Johnson	62
5,080		Pfizer, Inc.	174
1,400		Wyeth	64

Property & Casualty Insurance—1.2%
13,900		Travelers Property Casualty Corp. (Class B)	219

Publishing—1.0%
2,200		Gannett Co., Inc.	169

Railroads—0.3%
900		Union Pacific Corp.	52

Real Estate Investment Trust—0.9%
1,200		Alexandria Real Estate Equities, Inc.	54
3,100		Liberty Property Trust	107

Regional Banks—0.7%
4,700		KeyCorp	119

Semiconductor Equipment—0.3%
3,700	*	Applied Materials, Inc.	59

Semiconductors—1.1%
5,400		Intel Corp.	112
4,200		Texas Instruments, Inc.	74

Soft Drinks—0.8%
3,100		PepsiCo, Inc.	138

Systems Software—0.5%
3,600		Microsoft Corp.	92

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Thrifts & Mortgage Finance—2.1%
1,400	Federal National Mortgage Association	$94
6,550	Washington Mutual, Inc.	271

TOTAL COMMON STOCKS (cost $10,340)		10,812

CORPORATE BONDS—12.2%

Aerospace & Defense—0.5%
80,000	Honeywell International, Inc. 7.50%, due 3/01/10	98

Airlines—0.5%
110,021	United Air Lines 7.783%, due 1/01/14	88

Asset Management & Custody Banks—0.1%
15,000	Franklin Resources, Inc. 3.70%, due 4/15/08	15

Automobile Manufacturers—0.5%
80,000	Ford Motor Co. 7.25%, due 10/01/08	84

Broadcasting & Cable TV—0.5%
80,000	Comcast Corp. 5.30%, due 1/15/14	82

Computer Hardware—0.4%
65,000	International Business Machines Corp. 1.33%, due 9/10/04	65

Construction & Farm Machinery & Heavy Trucks—0.4%
70,000	John Deere Capital Corp. 1.69%, due 9/17/04	70

Diversified Banks—1.0%
80,000	International Bank for Reconstruction & Development 4.375%, due 9/28/06	86
30,000	U.S. Bancorp 3.125%, due 3/15/08	30
45,000	Wells Fargo Financial, Inc. 6.125%, due 4/18/12	52

Electric Utilities—0.7%
40,000	PSEG Power 6.95%, due 6/01/12	46
65,000	Puget Sound Energy, Inc. 6.25%, due 1/16/04	67

Fertilizers & Agricultural Chemicals—0.2%
30,000	Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	31

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Forest Products—0.2%
40,000		Weyerhaeuser Co. 5.50%, due 3/15/05	$42

Gas Utilities—0.2%
40,000		Kinder Morgan, Inc. 6.75%, due 3/15/11	47

General Merchandise Stores—0.5%
75,000		Target Corp. 6.35%, due 11/01/32	84

Home Furnishings—0.4%
70,000		Mohawk Industries, Inc. 6.50%, due 4/15/07	78

Housewares & Specialties—0.2%
35,000		Newell Rubbermaid, Inc. 4.625%, due 12/15/09	37

Integrated Oil & Gas—0.8%
65,000		Pemex Project Funding Master Trust 9.125%, due 10/13/10	79
55,000		USX Corp. 6.85%, due 3/01/08	63

Integrated Telecommunications Services—0.7%
25,000		Verizon Global Funding Corp. 7.375%, due 9/01/12	31
85,000		Verizon Wireless, Inc. 5.375%, due 12/15/06	93

Investment Banking & Brokerage—0.5%
35,000		Bear Stearns Cos., Inc. 3.00%, due 3/30/06	36
30,000		Goldman Sachs Group, Inc. 4.125%, due 1/15/08	32
25,000		Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	29

Life & Health Insurance—0.8%
65,000	#	Jackson National Life Global Funding, LLC (144A) 1.37%, due 3/11/05 (acquired 9/05/02)	65
70,000		Lincoln National Corp. 5.25%, due 6/15/07	75

Movies & Entertainment—0.2%
30,000		AOL Time Warner, Inc. 6.75%, due 4/15/11	34

Multi-Line Insurance—0.3%
60,000		Hartford Financial Services Group 2.375%, due 6/01/06	60

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Multi-Utilities & Unregulated Power—0.5%
75,000	Avista Corp. 7.75%, due 1/01/07	$84

Other Diversified Financial Services—0.7%
80,000	General Electric Capital Corp. 5.45%, due 1/15/13	87
25,000	Household Finance Corp. 7.875%, due 3/01/07	29

Soft Drinks—0.2%
30,000	PepsiAmericas, Inc. 4.25%, due 3/15/13	30

Specialized Finance—0.8%
75,000	General Motors Acceptance Corp. 6.125%, due 9/15/06	79
65,000	National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	78

Thrifts & Mortgage Finance—0.4%
70,000	Countrywide Home Loans, Inc. 3.50%, due 12/19/05	72

TOTAL CORPORATE BONDS (cost $2,050)		2,158

ASSET BACKED SECURITIES—1.4%

Consumer Finance—0.8%
65,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	65
70,000	MBNA Credit Card Master Note Trust 1.40%, due 12/15/08	70

Specialized Finance—0.3%
45,000	General Motors Acceptance Corp. 6.42%, due 5/15/35	51

Thrifts & Mortgage Finance—0.3%
56,392	CNH Equipment Trust 7.34%, due 2/15/07	58

TOTAL ASSET BACKED SECURITIES (cost $238)		244

MORTGAGE BACKED SECURITIES—16.3%

Collateral Mortgage Obligation (CMO)—1.1%
37,216	ASC Nomura 6.50%, due 2/14/41	37
37,483	ASC Nomura 7.32%, due 1/13/30	40

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Balanced Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Collateral Mortgage Obligation (CMO)—(continued)
110,000	Federal Home Loan Mortgage Corp. 6.00%, due 4/15/32	$117

Federal Home Loan Bank (FHLB)—0.4%
65,000	3.875%, due 6/14/13	65

Federal Home Loan Mortgage Corporation (FHLMC)—0.4%
80,000	4.00%, due 6/12/13	78

Federal National Mortgage Association (FNMA)—12.2%
314,061	5.00%, due 12/01/17	325
189,248	5.00%, due 3/01/33	193
142,225	5.50%, due 2/01/18	148
90,000	5.50%, due 7/01/23	93
160,329	5.50%, due 9/01/17	167
130,000	5.75%, due 2/15/08	148
128,656	6.00%, due 1/01/29	134
110,986	6.00%, due 3/01/33	115
173,992	6.00%, due 8/01/32	181
58,011	6.00%, due 9/01/29	60
47,003	6.50%, due 1/01/15	50
122,251	6.50%, due 7/01/29	128
54,056	7.00%, due 3/01/12	57
16,773	8.00%, due 1/01/31	18
30,754	8.00%, due 10/01/30	33
43,745	8.00%, due 2/01/29	47
18,271	8.00%, due 2/01/30	20
156,652	8.00%, due 3/01/31	169
24,661	8.00%, due 4/01/20	27
12,192	8.00%, due 4/01/30	13
9,655	8.00%, due 5/01/31	10
12,111	8.00%, due 7/01/30	13

Government National Mortgage Association (GNMA)—1.1%
11,038	6.00%, due 4/15/14	12
60,422	6.00%, due 8/15/13	64
69,677	7.00%, due 4/15/28	74
13,943	7.00%, due 8/15/28	15
25,151	7.75%, due 11/15/29	27

Thrifts & Mortgage Finance—1.1%
170,000	First Union Commercial Mortgage Trust 6.07%, due 10/15/35	193

TOTAL MORTGAGE BACKED SECURITIES (cost $2,764)		2,871

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

U.S. GOVERNMENT OBLIGATIONS—6.3%

U.S. Treasury Notes—6.3%
80,000	4.875%, due 2/15/12	$89
230,000	6.00%, due 8/15/09	271
325,000	6.50%, due 11/15/26	412
110,000	9.25%, due 2/15/16	169
135,000	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	162

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $1,004)		1,103

MUNICIPAL BONDS—0.4%

Electric Utilities—0.4%
70,000	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	73

TOTAL MUNICIPAL BONDS (cost $70)		73

CASH EQUIVALENTS—3.5%

Investment Companies
406,791	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	407
214,100	State Street Navigator Securities Lending Prime Portfolio **	214

TOTAL CASH EQUIVALENTS (cost $621)		621

TOTAL INVESTMENTS (cost $17,087)—101.5%		17,882

Other Assets, less Liabilities		(261)

NET ASSETS		$17,621

*	Non-income producing security.
**	Represents invested collateral received related to $209,832 in securities on loan under securities lending agreements. See Securities Lending in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $65,000 and the total value is $65,000 or 0.4% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Small Company Value Fund

As of June 30, 2003

Greg Eisen

How did the Fund Perform?

The Safeco Small Company Value Fund underperformed its benchmark, the Russell 2000 Value Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

War worries dampened the small cap universe the first part of the year, and all Russell 2000 value sectors were down first quarter. While the Safeco Small Company Value Fund had its share of stocks down sharply in the first quarter, the effect on the Fund’s performance was mitigated by conservative position sizes. Overall stock selection made the difference—more than twice as many stocks held at June 30 beat the benchmark than lagged it.

Second quarter saw a pretty spectacular recovery by stocks that had been beaten down in the last year. Within the universe of small cap stocks, performance was best among the low-priced stocks (below $5), micro-capitalization companies, companies without earnings and companies with higher valuations. Essentially, companies of a more speculative nature or valuation performed better than those that weren’t. We held some names that worked very well in this environment, such as Americredit, Ameristar Casinos and Schnitzer Steel.

What changes did you make to the Fund and why?

In the first quarter of 2003, the Fund sold eight positions and added seven new ones. Most of the positions sold were screening as growth stocks and had outlived their purpose in the Fund. Some stocks I sold had developed negative fundamental trends that made me uncomfortable. New positions initiated first quarter included Sensient Technologies, a firm that produces food flavorings and colorings for food and industrial purposes; Valassis Communications, which produces cooperative advertising for consumer product companies; and Imation, a producer of computer storage media. Tidewater, a service supplier to oil rigs offshore; and PFF Bancorp, a small bank in the Inland Empire east of Los Angeles, which is slowly transforming itself from a thrift to a commercial bank model, were also added.

Second quarter, I initiated just a few new positions. I bought Benchmark Electronics to increase exposure to the technology sector. In the retail area, I started a position in Foot Locker, the leading athletic shoe store chain. Foot Locker stock was depressed because they got into a dispute with their largest supplier, Nike, so Nike curtailed product shipments to Foot Locker. I believe both companies need each other and I will continue to monitor the situation. A third new name is a micro cap manufacturer, NN Incorporated. NN makes precision components for ball bearing assemblies. They are a beneficiary of an outsourcing trend by customers allowing them room to grow.

Two of the stocks sold this quarter were small banks: Alabama National and Boston Fed Bancorp. Banks have had a tremendous run the last three years, and I wanted to reduce exposure to the industry, so I selected these two as having the least upside potential. Another name sold this quarter was Rent-Way.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Manager

Safeco Small Company Value Fund

As of June 30, 2003

Finally, I started to sell some of the basket of utility preferred shares the Fund held. The market has been aggressive and paying healthy prices for this type of share because of its attractive yield versus the bond market, and I was able to sell them at close to par.

Mr. Greg Eisen, CFA—Portfolio Manager

B.A.—Business Administration; Rutgers University (1978); Chartered Financial Analyst (1995)

Greg began his career with Safeco in 1986 as a surety financial analyst. In 1992, Greg joined Safeco Asset Management as an equity analyst and moved to his current role as the portfolio manager in 1996. In addition, he is an analyst covering the REIT and transportation industries. Greg has 11 years of investment experience.

*	Effective Oct. 1, 2003, this Fund will be named the Safeco Small-Cap Value Fund.

Performance Overview & Highlights

Safeco Small Company Value Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	Since Inception*	Six Month*	1 Year	5 Year	Since Inception*

Safeco Small Company Value Fund
Class A	10.07%	(0.27)%	(2.34)%	6.22%	16.76%	5.83%	(1.18)%	7.08%
Class B	11.67%	0.28%	(2.28)%	6.40%	16.67%	5.28%	(1.89)%	6.40%
Russell 2000 Value Index	N/A	N/A	N/A	N/A	16.49%	(3.80)%	4.98%	10.59%
Lipper, Inc. (Small-Cap Value Funds)	N/A	N/A	N/A	N/A	15.63%	(2.07)%	3.33%	N/A

 * Not annualized.

** Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Oil & Gas Equipment & Services	5.9%
Regional Banks	5.4
Trucking	4.0
Thrifts & Mortgage Finance	3.7
Consumer Finance	3.6

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Cash America International, Inc. (Consumer Finance)	2.7%
Key Energy Services, Inc. (Oil & Gas Equipment & Services)	2.4
StanCorp Financial Group, Inc. (Life & Health Insurance)	2.3
Beazer Homes USA, Inc. (Homebuilding)	2.2
Precision Castparts Corp. (Diversified Metals & Mining)	2.2
United Defense Industries, Inc. (Aerospace & Defense)	2.2
Nordic American Tanker Shipping, Ltd. (Marine)	2.2
Imation Corp. (Computer Storage & Peripherals)	2.1
Ameristar Casinos, Inc. (Casinos & Gaming)	2.1
World Fuel Services Corp. (Integrated Oil & Gas)	2.1

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Imation Corp.	$1,036
Tidewater, Inc.	1,018
Valassis Communications, Inc.	982
Benchmark Electronic	808
Foot Locker, Inc.	796

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

Alliance Gaming Corp.	$876
Shaw Group, Inc.	682
First Industrial Realty Trust, Inc.	586
Schnitzer Steel Industries, Inc.	527
Alabama National BanCorp	527

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Small Company Value Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—92.2%

Aerospace & Defense—2.2%
43,600	*	United Defense Industries, Inc.	$1,131

Apparel Retail—1.9%
89,200		Wet Seal, Inc. (Class A)	953

Casinos & Gaming—3.4%
50,300	*	Ameristar Casinos, Inc.	1,074
32,700	*	Argosy Gaming Co.	684

Catalog Retail—1.5%
75,600	*	Insight Enterprises, Inc.	761

Commercial Printing—2.0%
40,700	*	Valassis Communications, Inc.	1,047

Communication Equipment—2.9%
22,600		Black Box Corp.	818
31,800	*	Plantronics, Inc.	689

Computer Storage & Peripherals—2.1%
28,700	*	Imation Corp.	1,085

Construction & Engineering—2.0%
53,900		URS Corp.	1,049

Construction Materials—2.2%
9,250		Florida Rock Industries, Inc.	382
22,800		Martin Marietta Materials, Inc.	766

Consumer Finance—3.6%
55,500	*	AmeriCredit Corp.	475
105,000		Cash America International, Inc.	1,388

Diversified Metals & Mining—2.2%
36,600		Precision Castparts Corp.	1,138

Electronic Equipment Manufacturers—2.5%
25,300	*	Benchmark Electronics, Inc.	778
70,600	*	Optimal Robotics Corp. (Class A)	515

Environmental Services—1.6%
20,000		Landauer, Inc.	837

Gas Utilities—1.4%
47,500		NUI Corp.	737

Health Care Equipment—3.0%
15,200	*	INAMED Corp.	816
36,800	*	SonoSite, Inc.	734

Health Care Services—2.3%
107,700		Hooper Holmes, Inc.	694
25,200	*	National Dentex Corp.	515

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Home Improvement Retail—1.6%
54,500		Building Materials Holding Corp.	$807

Homebuilding—2.2%
13,800	*	Beazer Homes USA, Inc.	1,152

Integrated Oil & Gas—2.1%
43,000		World Fuel Services Corp.	1,057

Investment Banking & Brokerage—1.9%
47,700		SWS Group, Inc.	961

Life & Health Insurance—2.3%
22,200		StanCorp Financial Group, Inc.	1,159

Marine—2.2%
77,800		Nordic American Tanker Shipping, Ltd.	1,105

Metal & Glass Containers—1.7%
61,700	*	Owens-Illinois, Inc.	850

Oil & Gas Equipment & Services—5.9%
115,200	*	Key Energy Services, Inc.	1,235
37,500	*	Lone Star Technologies, Inc.	794
34,300		Tidewater, Inc.	1,007

Packaged Foods & Meats—3.4%
22,700		Lancaster Colony Corp.	878
37,900		Sensient Technologies Corp.	871

Paper Packaging—1.0%
70,100	*	Constar International, Inc.	532

Property & Casualty Insurance—3.3%
34,600		First American Corp.	912
24,400		RLI Corp.	803

Real Estate Investment Trust—2.9%
20,500		Alexandria Real Estate Equities, Inc.	922
16,800		Camden Property Trust	587

Regional Banks—5.4%
36,300		CPB, Inc.	1,005
41,229		Hanmi Financial Corp.	720
41,200		Pacific Crest Capital, Inc.	865
6,704		Southern Financial Bancorp, Inc.	205

Restaurants—1.6%
36,300	*	Jack in the Box, Inc.	809

Specialty Stores—3.3%
76,300		Foot Locker, Inc.	1,011
24,500		Regis Corp.	712

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Small Company Value Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Steel—3.4%
70,600		NN, Inc.	$894
20,100		Schnitzer Steel Industries, Inc.	887

Technology Distributors—1.9%
42,800	*	Anixter International, Inc.	1,003

Thrifts & Mortgage Finance—3.7%
40,200	*	BankUnited Financial Corp. (Class A)	810
24,185		Camco Financial Corp.	377
18,600		PFF Bancorp, Inc.	719

Tobacco—1.6%
19,100		Universal Corp.	808

Trucking—4.0%
26,000		Arkansas Best Corp.	619
13,600	*	Landstar System, Inc.\	855
24,500	*	P.A.M. Transportation Services, Inc.	593

TOTAL COMMON STOCKS (cost $39,825)			47,590

PREFERRED STOCKS—1.5%

Electric Utilities—1.5%
2,400		Cincinnati Gas & Electric Co. Callable 7/28/03 @ $108.00	200
2,100		Connecticut Light & Power Co. Callable 7/28/03 @ $51.00	74
2,700		Connecticut Light & Power Co. Callable 7/28/03 @ $54.00	87
2,400		Dayton Power & Light, Inc. Callable 7/28/03 @ $102.50	137
2,400		Great Plains Energy, Inc. Callable 7/28/03 @ $101.00	182
4,800		PSI Energy, Inc. Callable 7/28/03 @ $25.00	114

TOTAL PREFERRED STOCKS (cost $741)			794

INDEXED SECURITIES—2.0%

Indexed Securities—2.0%
7,800		iShares Russell 2000 Value Index Fund	1,006

TOTAL INDEXED SECURITIES (cost $836)			1,006

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—17.5%

Investment Companies
1,076,634	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$1,077
7,939,196	State Street Navigator Securities Lending Prime Portfolio **	7,939

TOTAL CASH EQUIVALENTS (cost $9,016)		9,016

TOTAL INVESTMENTS (cost $50,418)—113.2%		58,406

Other Assets, less Liabilities		(6,813)

NET ASSETS		$51,593

*	Non-income producing security.
**	Represents invested collateral received related to $7,739,458 in securities on loan under securities lending agreements. See Securities Lending in Note 2 to the financial statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco U.S. Value Fund

As of June 30, 2003

Rex Bentley Lynette D. Sagvold

How did the Fund perform?

The Safeco U.S. Value Fund trailed its benchmark, the Russell 1000 Value Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

The major factor influencing performance over the past six months was the strong rally posted by the equity market last quarter. After a fairly dismal past three years, this was the best quarterly return for stocks since 1999. Factors impacting the market included reducing the double taxation on dividends, low interest rates, the relative ease with which the Saddam Hussein regime was overthrown and the expectation of an upturn in the U.S. economy. While equities of all styles and sizes advanced in price, small stocks and lower quality stocks in general did better than large cap, high quality names. Financials, the largest sector in the Fund and in the Russell benchmark had the biggest impact of the portfolio, and advanced 12.4% as these stocks continue to benefit from low interest rates.

What changes did you make to the Fund?

While we continue to keep our sector weightings fairly close to those of the Index, we did make some changes in our sector allocations. Over the past year, we lowered our exposure in the materials, processing and utilities sectors. This was accomplished by selling Dow Chemical due to lower than expected earnings and Duke Energy due to weakening fundamentals. It is our goal to find and own companies we think can experience solid growth in earnings and dividends at attractive valuations.

Mr. Rex Bentley, CFA—Portfolio Manager

B.A.—History; Brigham Young University (1970), M.B.A.—Finance; Brigham Young University (1975);

Chartered Financial Analyst (1981)

Rex began his investment career at Safeco Asset Management as an equity analyst in 1975. In 1983, he left the firm and spent the next 12 years with other investment management firms. Rex rejoined Safeco Asset Management in 1995 and is today the co-manager of the Dividend Income Fund and the equity portion of the Balanced Fund with Lynette Sagvold. He also is an analyst covering autos and the chemical industry, and manages portfolios for Safeco Trust Company. He has 28 years of investment experience, including 20 years as a portfolio manager.

Ms. Lynette Sagvold, CFA—Portfolio Manager

B.A.—Business Administration; University of Washington (1982); Chartered Financial Analyst (1988)

Lynette joined Safeco Asset Management in 1995 and is today the co-manager of the Dividend Income Fund and the equity portion of the Balanced Fund. She is also an analyst in the insurance and food industries, and manages portfolios for Safeco Trust Company. Prior to joining Safeco, Lynette worked in portfolio management for institutional accounts and equity research at several regional financial institutions. She has 18 years of investment experience.

*	The Safeco U.S. Value Fund will be liquidated on Sept. 8, 2003, and was closed to new investments on July 15, 2003. As of July 1, 2003, the managers of Safeco U.S. Value Fund manage the similar Safeco Dividend Income Fund, which will be renamed The Safeco Large-Cap Value Fund on October 1, 2003.

Performance Overview & Highlights

Safeco U.S. Value Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	Since Inception**	Six Month*	1 Year	5 Year	Since Inception**

Safeco U.S. Value Fund
Class A	3.03%	(8.80)%	(2.54)%	1.62%	9.29%	(3.21)%	(1.38)%	2.60%
Class B	3.96%	(8.80)%	(2.43)%	1.87%	8.96%	(4.02)%	(2.07)%	1.87%
Russell 1000 Value Index	N/A	N/A	N/A	N/A	11.57%	(1.02)%	1.05%	6.74%
Lipper, Inc. (Large-Cap Value Funds)	N/A	N/A	N/A	N/A	10.75%	(2.39)%	(0.66)%	N/A

 * Not annualized.

** Graph and average annual return comparison begins April 30, 1997, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Integrated Oil & Gas	8.7%
Integrated Telecommunications Services	8.4
Diversified Banks	7.6
Pharmaceuticals	5.1
Diversified Capital Markets	5.1

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Citigroup, Inc. (Diversified Capital Markets)	3.5%
Exxon Mobil Corp. (Integrated Oil & Gas)	3.2
U.S. Bancorp (Diversified Banks)	2.9
American International Group, Inc. (Multi-Line Insurance)	2.7
ChevronTexaco Corp. (Integrated Oil & Gas)	2.7
Verizon Communications (Integrated Telecommunications Services)	2.6
Washington Mutual, Inc. (Thrifts & Mortgage Finance)	2.6
Wells Fargo & Co. (Diversified Banks)	2.4
FirstEnergy Corp. (Electric Utilities)	2.2
Praxair, Inc. (Industrial Gases)	2.1

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Morgan Stanley	$96
Travelers Property Casualty Corp. (Class B)	82
Kraft Foods, Inc.	79
Pitney Bowes Inc.	76
Johnson & Johnson	64

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

Equity Residential	$82
Duke Energy Corp.	79
First Industrial Realty Trust, Inc.	72
Emerson Electric Co.	66
NiSource, Inc.	58

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco U.S. Value Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—96.9%

Aerospace & Defense—2.1%
1,300		Raytheon Co.	$43
1,900		United Technologies Corp.	135

Air Freight & Logistics—1.4%
1,900		United Parcel Service, Inc. (Class B)	121

Aluminum—0.7%
2,500		Alcoa, Inc.	64

Asset Management & Custody Banks—2.5%
4,200		Bank of New York Co., Inc.	121
2,300		State Street Corp.	91

Automobile Manufacturers—0.7%
1,700		General Motors Corp.	61

Communication Equipment—0.5%
2,300		Nokia Oyj (ADR)	38

Computer Hardware—2.4%
1,000		Diebold, Inc.	43
2,500		Hewlett-Packard Co.	53
1,300		International Business Machines Corp.	107

Computer Storage & Peripherals—0.5%
4,300	*	EMC Corp.	45

Construction & Farm Machinery & Heavy Trucks—0.8%
1,000		PACCAR, Inc.	67

Consumer Finance—1.6%
3,200		American Express Co.	134

Data Processing & Outsourced Services—0.8%
2,000		Automatic Data Processing, Inc.	68

Department Stores—0.9%
3,250		May Department Stores Co.	72

Diversified Banks—7.6%
1,900		Bank of America Corp.	150
10,090		U.S. Bancorp	247
1,000		Wachovia Corp.	40
4,100		Wells Fargo & Co.	207

Diversified Capital Markets—5.1%
6,900		Citigroup, Inc.	295
3,900		J.P. Morgan Chase & Co.	133

Diversified Chemicals—1.7%
3,500		Du Pont (E.I.) de Nemours & Co.	146

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—2.2%
4,800		FirstEnergy Corp.	$185

Electrical Components & Equipment—0.7%
1,900		Hubbell, Inc. (Class B)	63

Food Distributors—1.0%
2,900		SYSCO Corp.	87

Food Retail—1.6%
8,100	*	Kroger Co.	135

General Merchandise Stores—2.0%
4,500		Target Corp.	170

Health Care Distributors—1.0%
2,300		McKesson Corp.	82

Home Furnishings—1.3%
5,300		Leggett & Platt, Inc.	109

Home Improvement Retail—1.5%
3,800		Home Depot, Inc.	126

Household Products—2.9%
3,200		Kimberly-Clark Corp.	167
900		Procter & Gamble Co.	80

Hypermarkets & Super Centers—1.0%
2,200	*	Costco Wholesale Corp.	81

Industrial Conglomerates—1.7%
5,100		General Electric Co.	146

Industrial Gases—2.1%
3,000		Praxair, Inc.	180

Industrial Machinery—1.0%
1,800		Ingersoll-Rand Co.	85

Integrated Oil & Gas—8.7%
3,200		ChevronTexaco Corp.	231
2,265		ConocoPhillips	124
7,528		Exxon Mobil Corp.	270
2,300		Royal Dutch Petroleum Co. (ADR)	107

Integrated Telecommunications Services—8.4%
3,100		ALLTEL Corp.	149
1,800		BellSouth Corp.	48
3,300		CenturyTel, Inc.	115
7,000		SBC Communications, Inc.	179
5,648		Verizon Communications	223

Investment Banking & Brokerage—1.1%
2,200		Morgan Stanley	94

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco U.S. Value Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Movies & Entertainment—1.5%
6,600		Walt Disney Co.	$130

Multi-Line Insurance—4.8%
4,200		American International Group, Inc.	232
3,400		Hartford Financial Services Group, Inc.	171

Multi-Utilities & Unregulated Power—1.0%
4,300		NiSource, Inc.	82

Office Services & Supplies—1.0%
2,200		Pitney Bowes, Inc.	85

Oil & Gas Equipment & Services—0.8%
1,400		Schlumberger, Ltd.	67

Packaged Foods & Meats—1.0%
2,600		Kraft Foods, Inc. (Class A)	85

Pharmaceuticals—5.1%
2,900		Abbott Laboratories	127
1,000		Eli Lilly & Co.	69
1,200		Johnson & Johnson	62
3,760		Pfizer, Inc.	128
1,100		Wyeth	50

Property & Casualty Insurance—1.9%
10,201	*	Travelers Property Casualty Corp. (Class B)	161

Publishing—1.5%
1,600		Gannett Co., Inc.	123

Railroads—0.5%
700		Union Pacific Corp.	41

Real Estate Investment Trust—1.5%
900		Alexandria Real Estate Equities, Inc.	41
2,500		Liberty Property Trust	87

Regional Banks—1.1%
3,600		KeyCorp	91

Semiconductor Equipment—0.5%
2,700	*	Applied Materials, Inc.	43

Semiconductors—1.8%
4,400		Intel Corp.	91
3,600		Texas Instruments, Inc.	63

Soft Drinks—1.2%
2,300		PepsiCo, Inc.	102

Systems Software—0.7%
2,400		Microsoft Corp.	61

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Thrifts & Mortgage Finance—3.5%
1,100	Federal National Mortgage Association	$74
5,300	Washington Mutual, Inc.	219

TOTAL COMMON STOCKS (cost $7,874)		8,202

CASH EQUIVALENTS—6.5%

Investment Companies
284,371	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	284
266,450	State Street Navigator Securities Lending Prime Portfolio **	267

TOTAL CASH EQUIVALENTS (cost $551)		551

TOTAL INVESTMENTS (cost $8,425)—103.4%		8,753

Other Assets, less Liabilities		(285)

NET ASSETS		$8,468

*	Non-income producing security.
**	Represents invested collateral received related to $261,381 in securities on loan under securities lending agreements. See Securities Lending in Note 2 to the financial statements.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Small Company Growth Fund

As of June 30, 2003

    Thomas J. Ross

How did the Fund perform?

The Safeco Small Company Growth Fund gained 12.3 % for the six-month period ending June 30, 2003, slightly lagging the 19.3% return posted by its benchmark, the Russell 2000 Growth Index.

What factors impacted the Fund’s performance?

After three years of disappointing U.S. equity market returns, the first half of 2003 opened with lackluster performance, and then ended with a notable rebound rally. After hitting its low for the period on March 12, the Russell 2000 Growth Index rose on optimistic war-related news. Small cap stocks trailed the large caps in January and February, and subsequently outperformed larger caps in each subsequent month through June. For the six-month period, small cap growth was about the best performing market cap and style segment of the U.S. equity markets, gaining 19.3%. By comparison, the widely followed large cap S&P 500 Index gained 11.8%.

Policy actions played a material role in supporting the equity market environment during the period. For example, the Federal Reserve lowered the Fed Funds rate for the 13th time this cycle on June 25th to a new 45-year low of 1.0%. Falling yields on cash enticed investors to take more risk as confidence in the recovery increased. This helped equity mutual fund flows to turn positive during the period. Small cap growth funds were one of the most popular destinations for new money. In addition to accommodative monetary policy, Congress passed one of the largest tax cuts in recent history. Policy officials appeared willing to make enormous commitments to keep the economy from falling into a deflationary environment, even at the risk of over-stimulation.

Technology, telecommunication services and certain areas within health care were particularly strong performers over the period. Although we were underweight in technology, favorable stock selection more than offset this, which was most evident in our handful of internet software and services stocks (Sohu.com Inc., SINA Corp., and Aquantive Inc.). As a group, these stocks were particularly strong over the six-month period. Similarly, the Fund’s communication equipment stocks also performed well over the period. The Fund was underweight in technology as of June 30, 2003. We are not averse to adding commitments to the high growth technology sector, providing we can gain comfort with individual candidates. In general, we still favor companies that we believe are more likely to withstand a choppy, non-traditional economic recovery.

Within health care, the Fund’s biotech and health care equipment stocks added to benchmark relative returns, while pharmaceuticals and generally less cyclical health care providers detracted from benchmark relative returns. The Fund’s biotech stocks posted strong returns over the period, whereas in comparison, the more stable health care providers produced relatively disappointing returns over the period. The largest detractor from returns over the period was Lifepoint Hospitals, as investors favored stocks whose earnings appeared more leveraged to an economic recovery.

Report From the Fund Manager

Safeco Small Company Growth Fund

As of June 30, 2003

While consumer staples stood out as a group that did not help performance, the Fund’s holdings in the consumer discretionary sector significantly helped performance. This group housed two post-secondary education stocks, including a top contributor to returns, Career Education Corporation (CECO). Career Education operates over 50 campuses throughout the United States, Canada, France, the United Kingdom and the United Arab Emirates. Minneapolis based Select Comfort Corporation (SCSS) also did well. Select Comfort is a leading retailer of adjustable firmness beds. It recently reported a 32% increase in second quarter sales.

We believe the U.S. economy is at an important inflection point. We are encouraged by reports suggesting that businesses could see a stronger 2nd half of 2003. Some companies may be able to continue posting respectable earnings growth, due in part to high operating leverage. The consumer has kept the economy afloat throughout the recession, and we think it is important for equity markets that the business sector shows more tangible signs of a pick-up in demand, in order to validate moves made thus far and to support further appreciation.

Given the rapid appreciation over the first half, strong performing stocks face increasing near-term risks. As such, while we have added cyclical stocks with strong cash flow characteristics where we believe appropriate, we remain diligent in our testing of company assumptions. We believe that selectivity with an emphasis on quality will become more important as we move through the second half of 2003.

Thomas J. Ross—Portfolio Manager

Dresdner RCM Global Investors LLC (the “sub-advisor”) acts as the investment sub-advisor to the Safeco Small Company Growth Fund. Thomas J. Ross is a Director of the sub-advisor, with which he has been associated since 2001. Prior to 2001, he was a senior analyst and portfolio manager for Dresdner Bank’s Dresdner Investment Trust subsidiary for ten years. He is primarily responsible for the day-to-day management of the Fund. Mr. Ross manages or co-manages other accounts of the sub-advisor or its clients.

*	The Safeco Small Company Growth Fund will be liquidated on Sept. 8, 2003, and was closed to new shareholders on July 15, 2003.

SAFECO MUTUAL FUNDS	1-800-624-5711

Performance Overview & Highlights

Safeco Small Company Growth Fund

(Unaudited)

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	Since Inception*	Six Month*	1 Year	Since Inception*

Safeco Small Company Growth Fund
Class A	12.26%	(5.66)%	(3.96)%	19.16%	0.06%	(0.48)%
Class B	13.59%	(5.71)%	(3.65)%	18.59%	(0.75)%	(1.27)%
Class C	17.59%	(1.74)%	(1.27)%	18.59%	(0.75)%	(1.27)%
Russell 2000 Growth Index	N/A	N/A	N/A	19.33%	0.69%	(2.56)%
Lipper, Inc. (Small-Cap Growth Funds)	N/A	N/A	N/A	17.45%	(1.29)%	N/A

 * Not annualized.

** Total return comparison begins October 31, 2001, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Specialty Stores	7.6%
Regional Banks	6.4
Pharmaceuticals	5.9
Diversified Commercial Services	4.8
Health Care Facilities	4.2

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Career Education Corp. (Diversified Commercial Services)	1.8%
Renal Care Group, Inc. (Health Care Services)	1.6
Education Management Corp. (Diversified Commercial Services)	1.6
Performance Food Group Co. (Food Distributors)	1.6
Affiliated Managers Group, Inc. (Asset Management & Custody Banks)	1.6
UTStarcom, Inc. (Communication Equipment)	1.5
VCA Antech, Inc. (Health Care Facilities)	1.5
Choice Hotels International, Inc. (Hotels, Resorts & Cruise Lines)	1.4
Alliance Data Systems Corp. (Data Processing & Outsourced Services)	1.4
Kroll, Inc. (Diversified Commercial Services)	1.4

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Electronics Boutique Holdings Corp.	$67
BearingPoint, Inc.	66
Avocent Corp.	65
Regis Corp.	60
ResMed, Inc.	60

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

Lattice Semiconductor Corp	$75
Micromuse, Inc.	65
Autodesk, Inc.	65
Unit Corp.	62
Pacific Capital Bancorp	61

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Small Company Growth Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—95.9%

Air Freight & Logistics—0.8%
1,500		UTI Worldwide, Inc.	$47

Airlines—0.9%
1,250	*	JetBlue Airways Corp.	53

Apparel Retail—1.4%
2,850	*	Gymboree Corp.	48
3,000		Wet Seal, Inc. (Class A)	32

Apparel, Accessories & Luxury Goods—0.8%
2,000	*	Fossil, Inc.	47

Application Software—1.6%
2,250	*	Macromedia, Inc.	47
3,000	*	Mentor Graphics Corp.	43

Asset Management & Custody Banks—1.6%
1,500	*	Affiliated Managers Group, Inc.	91

Biotechnology—0.9%
1,250	*	Gen-Probe, Inc.	51

Broadcasting & Cable TV—3.2%
3,500	*	Cumulus Media, Inc. (Class A)	66
950	*	Entercom Communications Corp.	47
3,500		Gray Television, Inc.	43
1,000	*	LIN TV Corp. (Class A)	24

Building Products—0.9%
1,250	*	Trex Company, Inc.	49

Casinos & Gaming—1.0%
3,000	*	Alliance Gaming Corp.	57

Communication Equipment—3.0%
1,750	*	Avocent Corp.	52
10,000	*	Enterasys Networks, Inc.	30
2,500	*	UTStarcom, Inc.	89

Computer & Electronics Retail—1.4%
3,500	*	Electronics Boutique Holdings Corp.	81

Computer Hardware—1.5%
5,500	*	Cray, Inc.	43
4,000	*	Pinnacle Systems, Inc.	43

Computer Storage & Peripherals—2.8%
5,000	*	Dot Hill Systems Corp.	65
2,500	*	Emulex Corp.	57
5,000	*	Maxtor Corp.	38

Construction & Engineering—1.0%
1,000	*	EMCOR Group, Inc.	49

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Consumer Electronics—1.0%
700		Harman International Industries, Inc.	$55

Data Processing & Outsourced Services—1.4%
3,500	*	Alliance Data Systems Corp.	82

Diversified Commercial Services—4.8%
1,500	*	Career Education Corp.	103
1,750	*	Education Management Corp.	93
3,000	*	Kroll, Inc.	81

Electronic Equipment Manufacturers—2.5%
2,600	*	Itron, Inc.	56
1,100	*	Mettler-Toledo International, Inc.	40
1,300	*	Wilson Greatbatch Technologies, Inc.	47

Environmental Services—1.0%
1,570	*	Waste Connections, Inc.	55

Food Distributors—2.9%
2,500	*	Performance Food Group Co.	92
2,600	*	United Natural Foods, Inc.	73

General Merchandise Stores—1.1%
1,750		Fred’s, Inc.	65

Health Care Equipment—1.7%
1,500	*	CTI Molecular Imaging, Inc.	28
1,750	*	ResMed, Inc.	69

Health Care Facilities—4.2%
1,250	*	AmSurg Corp.	38
2,000	*	LifePoint Hospitals, Inc.	42
2,010	*	Odyssey Healthcare, Inc.	74
4,500	*	VCA Antech, Inc.	88

Health Care Services—1.6%
2,650	*	Renal Care Group, Inc.	93

Health Care Supplies—0.5%
900		The Cooper Companies, Inc.	31

Hotels, Resorts & Cruise Lines—1.4%
3,000	*	Choice Hotels International, Inc.	82

Housewares & Specialties—0.9%
1,800	*	Jarden Corp.	50

Industrial Machinery—0.6%
1,000		Roper Industries, Inc.	37

Internet Software & Services—2.0%
450	*	MicroStrategy, Inc.	16
2,250	*	SINA Corp.	46
1,500	*	Sohu.com, Inc.	51

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Small Company Growth Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Investment Banking & Brokerage—0.8%
7,000	*	Knight Trading Group, Inc.	$44

IT Consulting & Other Services—1.6%
3,000	*	aQuantive, Inc.	32
6,000	*	BearingPoint, Inc.	58

Multi-Utilities & Unregulated Power—1.1%
1,800		MDU Resources Group, Inc.	60

Oil & Gas Drilling—2.1%
16,100	*	Grey Wolf, Inc.	65
1,620	*	Patterson-UTI Energy, Inc.	52

Oil & Gas Equipment & Services—2.4%
2,500	*	FMC Technologies, Inc.	53
2,000	*	National-Oilwell, Inc.	44
2,000	*	Varco International, Inc.	39

Oil & Gas Exploration & Production—2.4%
1,380	*	Evergreen Resources, Inc.	75
5,000	*	Ultra Petroleum Corp.	65

Oil & Gas Refining & Marketing & Transportation—0.8%
3,200		Frontline, Ltd.	46

Paper Products—0.7%
2,650		Glatfelter	39

Pharmaceuticals—5.9%
2,000	*	Adolor Corp.	25
1,400	*	Amylin Pharmaceuticals, Inc.	31
4,250	*	Axcan Pharma, Inc.	53
1,250	*	CV Therapeutics, Inc.	37
1,810	*	K-V Pharmaceutical Co. (Class A)	50
1,100	*	NPS Pharmaceuticals, Inc.	27
2,050	*	OSI Pharmaceuticals, Inc.	66
900	*	Taro Pharmaceutical Industries, Ltd.	49

Real Estate Investment Trust—2.5%
825		Alexandria Real Estate Equities, Inc.	37
600		CBL & Associates Properties, Inc.	26
700		Chelsea Property Group, Inc.	28
1,250		Redwood Trust, Inc.	50

Real Estate Management & Development—0.5%
1,460	*	Maguire Properties, Inc.	28

Regional Banks—6.4%
1,870		East West Bancorp, Inc.	68
1,600	*	Southwest Bancorp of Texas, Inc.	52
4,100		Sterling Bancshares, Inc.	54
2,500		UCBH Holdings, Inc.	72
1,200		Westamerica Bancorporation	52
227		Westcorp	6
2,050		Wintrust Financial Corp.	61

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Restaurants—0.9%
1,500	*	The Cheesecake Factory, Inc.	$54

Semiconductor Equipment—1.7%
1,500	*	Cymer, Inc.	48
945	*	FormFactor, Inc.	17
2,000	*	Veeco Instruments, Inc.	34

Semiconductors—3.6%
6,000	*	Cypress Semiconductor Corp.	72
4,000	*	Fairchild Semiconductor Corp.	51
4,600	*	GlobespanVirata, Inc.	38
1,500	*	Integrated Circuit Systems, Inc.	47

Specialized Finance—0.9%
2,000		American Capital Strategies, Ltd.	50

Specialty Stores—7.6%
1,560	*	Cost Plus, Inc.	56
2,500	*	Guitar Center, Inc.	73
2,250	*	Hibbett Sporting Goods, Inc.	74
2,100		Regis Corp.	61
700	*	Rent-A-Center, Inc.	53
4,500	*	Select Comfort Corp.	74
2,500	*	West Marine, Inc.	44

Systems Software—0.5%
4,000	*	Red Hat, Inc.	30

Thrifts & Mortgage Finance—1.1%
3,500	*	Saxon Capital, Inc.	61

Trucking—1.1%
2,600	*	Knight Transportation, Inc.	65

Wireless Telecommunication Services—0.9%
7,000		Nextel Partners, Inc.	51

TOTAL COMMON STOCKS (cost $4,408)			5,476

CASH EQUIVALENTS—4.8%

Investment Companies
275,761		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	276

TOTAL CASH EQUIVALENTS (cost $276)			276

TOTAL INVESTMENTS (cost $4,684)—100.7%			5,752

Other Assets, less Liabilities			(38)

NET ASSETS			$5,714

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco U.S. Growth Fund

As of June 30, 2003

    Seth A. Reicher             Peter Geotz

How did the Fund perform?

In the six months ending June 30, 2003 the Safeco U.S. Growth Fund provided solid absolute returns but lagged the Russell 1000 Growth benchmark.

What factors impacted the Fund’s performance?

Performance for the first half of 2003 was dominated by the second quarter and, more specifically, the robust market rally of April and May. The year began with most U.S. equity indices registering negative single digit returns for the first quarter as geopolitical uncertainties and the release of weaker economic data were blamed for the selling pressure on stocks. U.S. equity markets rebounded strongly during the second quarter amid the coalition’s rapid success in Iraq and rising hope for economic recovery in the second half of the year. All of the major indices registered double-digit returns for the second quarter with the Russell 1000 Growth Index, the Fund’s benchmark, returning 14.3%. For the six month period, the Russell 1000 Growth Index rose 13.1%, the S&P 500 returned 11.8% and the tech-laden Nasdaq turned in an impressive 21.8% return. The April/May rally, as well as the 6 month period, was characterized by the outperformance of lower quality, higher “beta” (i.e., more market sensitive), and smaller cap stocks.

As expected, confidence rebounded sharply in the second quarter following the rapid completion of large scale military operations in Iraq. However, the much anticipated rebound in broader economic activity failed to clearly materialize. Retail sales continued to be lackluster and business activity remained weak, with manufacturing and capital spending showing few signs of a pick-up. U.S. businesses continued to cut jobs with the unemployment rate ticking up in June 0.3 points to 6.4%—the highest rate since April 1994.

On the positive side, the Federal Reserve continued their accommodative monetary policy by lowering the Fed Funds rate in late June by 25 basis points to 1.00%—the lowest rate since 1958. Interest rates continued to fall to historic lows, taking mortgage rates down as well. Refinancing again surged and housing activity remained strong. Corporate bond spreads tightened, lowering the cost of capital to businesses. The U.S. dollar fell sharply against the Euro which began to help the exports of U.S. manufacturers. Profits of U.S. multinationals competing in Europe should benefit as well. Furthermore, the Bush administration was able to pass a $350 billion tax package, which included lowering tax rates on both capital gains and stock dividends, and Congress moved forward toward the goal of providing a Medicare drug benefit.

In our view, the market rally of April/May was a momentum driven market marked by extraordinary optimism given that economic data continued to be mixed at the time. Within the Russell 1000 Growth universe it was the more cyclical stocks, the smaller stocks and the lower quality stocks that outperformed during the rally and for the 6 month period. Our basic investment style, which emphasizes

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco U.S. Growth Fund

As of June 30, 2003

higher-quality, larger-capitalization companies, as well as our current positioning, which has stressed more defensive stocks, were both a headwind to benchmark-relative performance. More specifically, relative performance was negatively impacted by an overweight position in consumer staples and underweight positions in technology and consumer discretionary. On the positive side, stock selection in health care was an aid to relative returns.

Seth A. Reicher, CFA—Portfolio Manager

Dresdner RCM Global Investors LLC (the “sub-advisor”) acts as an investment sub-advisor to the Safeco U.S. Growth Fund. Seth A. Reicher, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Reicher is a Managing Director of the sub-advisor, which he has been associated with since 1993. Mr. Reicher manages or co-manages other accounts of the sub-advisor or its clients.

Peter Goetz, MBA, CFA—Portfolio Manager

Peter Goetz is a member of the Large Cap Equity Team. His investment experience began in 1985. Prior to joining Dresdner RCM in 1999, Peter worked at Jurika & Voyles, where he was Vice President and Portfolio Manager for three years. There, he managed equity and balanced institutional accounts, and co-managed the firm’s core equity Value + Growth and Balanced no-load mutual funds. He received a BA in Economics from the University of California, Irvine and an MBA from the University of Southern California. Peter is a member of the Security Analysts of San Francisco.

*	Effective Oct. 1, 2003, this Fund will be named the Safeco Large- Cap Growth Fund.

Performance Overview & Highlights

Safeco U.S. Growth Fund

(Unaudited)

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	Since Inception**	Six Month*	1 Year	Since Inception**

Safeco U.S. Growth Fund
Class A	2.80%	(5.25)%	(12.80)%	9.06%	0.50%	(9.64)%
Class B	3.62%	(5.31)%	(12.52)%	8.62%	(0.33)%	(10.35)%
Class C	7.62%	(1.33)%	(10.35)%	8.62%	(0.33)%	(10.35)%
Russell 1000 Growth Index	N/A	N/A	N/A	13.09%	2.94%	(6.63)%
Lipper, Inc. (Large-Cap Growth Funds)	N/A	N/A	N/A	12.25%	(0.76)%	N/A

 * Not annualized.

** Total return comparison begins October 31, 2001, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	18.2%
Systems Software	8.1
Industrial Conglomerates	6.6
Soft Drinks	5.1
General Merchandise Stores	3.8

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Pfizer, Inc. (Pharmaceuticals)	7.8%
Microsoft Corp. (Systems Software)	6.6
General Electric Co. (Industrial Conglomerates)	5.5
Wal-Mart Stores, Inc. (General Merchandise Stores)	3.8
Johnson & Johnson (Pharmaceuticals)	3.4
PepsiCo, Inc. (Soft Drinks)	3.2
Wyeth (Pharmaceuticals)	3.0
Amgen, Inc. (Biotechnology)	2.9
Anheuser-Busch Companies, Inc. (Brewers)	2.6
Intel Corp. (Semiconductors)	2.5

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Merck & Co., Inc.	$102
General Electric Co.	50
Lockheed Martin Corp.	47
Microsoft Corp.	43
Medtronic, Inc.	42

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

Kraft Foods, Inc.	$71
Pfizer, Inc.	67
Schering-Plough Corp.	60
General Dynamics Corp.	34
PeopleSoft, Inc.	33

WEIGHTINGS AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco U.S. Growth Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—95.2%

Aerospace & Defense—2.1%
950		Lockheed Martin Corp.	$45
900		United Technologies Corp.	64

Air Freight & Logistics—1.5%
1,200		United Parcel Service, Inc. (Class B)	76

Asset Management & Custody Banks—0.9%
1,200		Franklin Resources, Inc.	47

Biotechnology—3.4%
2,200	*	Amgen, Inc.	147
350	*	Genentech, Inc.	25

Brewers—2.6%
2,550		Anheuser-Busch Companies, Inc.	130

Broadcasting & Cable TV—1.4%
1,700	*	Viacom, Inc. (Class B)	74

Communication Equipment—3.2%
6,100	*	Cisco Systems, Inc.	101
1,950		Nokia Oyj (ADR)	32
800		QUALCOMM, Inc.	29

Computer Hardware—2.9%
3,250	*	Dell Computer Corp.	104
550		International Business Machines Corp.	45

Data Processing & Outsourced Services—0.5%
750		Automatic Data Processing, Inc.	25

Department Stores—0.4%
400	*	Kohl’s Corp.	20

Diversified Capital Markets—0.8%
1,000		Citigroup, Inc.	43

Drug Retail—1.6%
2,650		Walgreen Co.	80

Food Distributors—0.7%
1,200		SYSCO Corp.	36

General Merchandise Stores—3.8%
3,575		Wal-Mart Stores, Inc.	192

Health Care Distributors—2.5%
500		AmerisourceBergen Corp.	35
1,450		Cardinal Health, Inc.	93

Health Care Equipment—2.7%
2,200		Medtronic, Inc.	105
50	*	St. Jude Medical, Inc.	3
400		Stryker Corp.	28

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Home Entertainment Software—1.2%
800	*	Electronic Arts, Inc.	$59

Home Improvement Retail—2.0%
1,800		Home Depot, Inc.	60
1,000		Lowe’s Companies, Inc.	43

Household Products—1.9%
1,100		Procter & Gamble Co.	98

Hypermarkets & Super Centers—0.8%
1,150	*	Costco Wholesale Corp.	42

Industrial Conglomerates—6.6%
9,875		General Electric Co.	283
400		Minnesota Mining & Manufacturing Co.	52

Insurance Brokers—0.9%
900		Marsh & McLennan Cos., Inc.	46

Integrated Oil & Gas—0.7%
850		BP, plc (ADR)	36

Investment Banking & Brokerage—0.7%
700		Merrill Lynch & Co., Inc.	33

IT Consulting & Other Services—0.6%
1,750	*	Accenture, Ltd. (Class A)	32

Leisure Products—0.8%
2,200		Mattel, Inc.	42

Life & Health Insurance—0.4%
700		AFLAC, Inc.	21

Managed Health Care—1.6%
350	*	Anthem, Inc.	27
650	*	WellPoint Health Networks, Inc.	55

Motorcycle Manufacturers—0.5%
600		Harley-Davidson, Inc.	24

Multi-Line Insurance—1.0%
450		American International Group, Inc.	25
525		Hartford Financial Services Group, Inc.	26

Oil & Gas Drilling—0.5%
700	*	Noble Corp.	24

Oil & Gas Equipment & Services—1.3%
2,050		Baker Hughes, Inc.	69

Personal Products—3.0%
2,150		Colgate-Palmolive Co.	125
900		Gillette Co.	29

Pharmaceuticals—18.2%
600		Abbott Laboratories	26

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco U.S. Growth Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—(continued)
3,400		Johnson & Johnson	$176
1,800		Merck & Co., Inc.	109
11,600		Pfizer, Inc.	396
1,200		Teva Pharmaceutical Industries, Ltd.	68
		(ADR)
3,400		Wyeth	155

Publishing—0.5%
550		Tribune Co.	27

Restaurants—0.9%
1,950	*	Starbucks Corp.	48

Semiconductors—3.5%
6,100		Intel Corp.	127
1,450	*	Maxim Integrated Products, Inc.	50

Soft Drinks—5.1%
1,600		Coca-Cola Co.	74
1,200		Coca-Cola Enterprises, Inc.	22
3,650		PepsiCo, Inc.	162

Systems Software—8.1%
13,250		Microsoft Corp.	339
3,550	*	Oracle Corp.	43
1,100	*	VERITAS Software Corp.	31

Thrifts & Mortgage Finance—2.2%
1,700		Federal National Mortgage Association	115

Wireless Telecommunication Services—1.2%
3,050		Vodafone Group, plc (ADR)	60

TOTAL COMMON STOCKS (cost $4,903)			4,858

CASH EQUIVALENTS—4.9%

Investment Companies
251,448		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	251

TOTAL CASH EQUIVALENTS (cost $251)			251

TOTAL INVESTMENTS (cost $5,154)—100.1%			5,109

Other Assets, less Liabilities			(4)

NET ASSETS			$5,105

*	Non-income producing security.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco High-Yield Bond Fund

As of June 30, 2003

How did the Fund perform?

The Safeco High-Yield Bond Fund underperformed the benchmark Merrill Lynch High Yield Master II Index for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

The high-yield market often rallies before equities coming out of a cyclical trough, as the market rebounds from a cyclical low of five consecutive years when annual returns were far below the long-run average annual return of 10% for the asset sector. High yield began rallying in October while equities began to rally during the second quarter as the war ended, and signs of an economic recovery grew. The Fund was underweight in BB-rated issues, which appeared rich. Instead, we moved up in credit quality and purchased several BBB names which suffered through the 2002 downturn. During the period, BBs underperformed the market and BBBs improved in price as demand for spread product and an improving economy drove BBB spreads tighter and closer to historical levels of fair level.

The technical conditions remained very strong as the high-yield sector drew significant new investment. High-yield mutual funds grabbed nearly $20 billion by May, compared to the record of $21.7 billion for all of 1997. Mutual funds are only a small component of high yield as insurance companies, pension funds, hedge funds and corporate and equity mutual funds all increased allocations to high yield during the first half of 2003. This allowed the market to absorb a large level of new issuance and open the capital markets to many companies with liquidity needs, driving up prices and creating a strong demand for high-yield securities.

As a result, high yield has generated its best six-month returns since the recession during the first half of 1991.

The Fund was underweight in defensive sectors of BB-rated securities and the healthcare and gaming industries while being overweight in higher risk single B and market-weighted CCC issues. Through the first half of the year these defensive assets underperformed the market as well as most B- and CCC-rated issues.

Specific issues also contributed to performance. Existing holdings in Paxson Broadcasting, Dobson Communications and Champion Enterprises, and new additions such as funeral operator Alderwoods Group and the energy company Petrozuata Finance all contributed to the Fund’s positive performance.

What changes did you make to the Fund and why?

Previously undervalued investment grade and cross-over names such as Tyco, AT&T, AT&T Wireless and XCEL Energy rose to full value and were sold.

The Fund undertook moderate risk with only a market weighting of the highest risk CCC sector, which returned twice the benchmark. Though this held down returns near-term, we believe the adage “a rising tide lifts all boats” applied to the CCC sector. We continued to increase the number of holdings to improve diversification during the first half and now hold over 150 issuers in the portfolio.

Safeco Asset Management Company

Safeco Asset Management Company’s high-yield investment team, which is comprised of senior bond managers and credit analysts, assumed management of the Safeco High-Yield Bond Fund in November 2000. Team management allows broader coverage of this highly complex market and increased input in the investment process.

*	As of July 1, 2003, the Fund is co-managed by Greg Card and Beverly Denny.

Performance Overview & Highlights

Safeco High-Yield Bond Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco High-Yield Bond Fund
Class A	13.06%	7.61%	(2.34)%	3.18%	18.38%	12.58%	(1.44)%	3.66%
Class B	12.97%	6.76%	(2.45)%	3.19%	17.97%	11.76%	(2.18)%	3.19%
Class C	16.92%	10.74%	(2.17)%	3.17%	17.92%	11.74%	(2.17)%	3.17%
Merrill Lynch High-Yield Master II Index	N/A	N/A	N/A	N/A	17.88%	22.21%	2.96%	6.78%
Lipper, Inc. (High Current Yield Funds)	N/A	N/A	N/A	N/A	14.61%	17.41%	0.88%	4.99%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	7.49%
Current Yield (30-day) Class B	7.08%
Current Yield (30-day) Class C	7.09%
Weighted Average Maturity	5.27 years

TOP FIVE INDUSTRIES	Percent of Net Assets

Broadcasting & Cable TV	9.7%
Packaged Foods & Meats	5.2
Integrated Telecommunications Services	5.1
Electric Utilities	4.8
Wireless Telecommunication Services	4.2

TOP FIVE HOLDINGS	Percent of Net Assets

LCI International, Inc. (Integrated Telecommunications Services)	2.3%
Champion Enterprises, Inc. (Homebuilding)	1.8
Sinclair Broadcast Group, Inc. (Broadcasting & Cable TV)	1.7
Dobson Communications Corp. (Wireless Telecommunication Services)	1.6
Paxson Communications Corp. (Broadcasting & Cable TV)	1.6

TOP FIVE PURCHASES For the Period Ended June 30, 2003	Cost (000’s)

Interface, Inc.	$815
CMS Panhandle Holdings Co.	654
Petrozuata Finance, Inc.	533
TRW Automotive, Inc.	518
AES Corp.	500

TOP FIVE SALES For the Period Ended June 30, 2003	Proceeds (000’s)

General Motors Acceptance Corp.	$1,490
Rent-A-Center, Inc.	523
Tyco International Group SA	504
CIT Capital Trust	503
TRW Automotive, Inc.	500

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

CORPORATE BONDS—90.1%

Advertising—1.1%
$100		Penton Media, Inc. 11.875%, due 10/01/07	$90
250	#	RH Donnelley Financial Corp. (144A) 10.875%, due 12/15/12 (acquired 11/26/02)	291
125	#	RH Donnelley Financial Corp. (144A) 8.875%, due 12/15/10 (acquired 11/26/02)	138

Aerospace & Defense—1.3%
250	#	Esterline Technologies Corp. (144A) 7.75%, due 6/15/13 (acquired 6/04/03)	256
100	#	Hexcel Corp. (144A) 9.875%, due 10/01/08 (acquired 3/07/03)	110
250	#	Vought Aircraft Industries, Inc. (144A) 8.00%, due 7/15/11 (acquired 6/27/03)	251

Airlines—1.6%
250		Continental Airlines, Inc. 7.568%, due 12/01/06	188
100		Continental Airlines, Inc. 8.00%, due 12/15/05	89
150		Delta Air Lines, Inc. 6.65%, due 3/15/04	143
50		Delta Air Lines, Inc. 7.90%, due 12/15/09	40
250		Northwest Airlines, Inc. 8.52%, due 4/07/04	234
50		Northwest Airlines, Inc. 8.875%, due 6/01/06	39

Aluminum—1.1%
500		Commonwealth Industries, Inc. 10.75%, due 10/01/06	502

Apparel, Accessories & Luxury Goods—0.5%
200		American Achievement Corp. 11.625%, due 1/01/17	214

Auto Parts & Equipment—2.5%
450		Accuride Corp. 9.25%, due 2/01/08	415
250	#	HLI Operating Co., Inc. (144A) 10.50%, due 6/15/10 (acquired 5/22/03)	263
250		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	212

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Auto Parts & Equipment—(continued)
$250	#	TRW Automotive, Inc. (144A) 9.375%, due 2/15/13 (acquired 2/06/03)	$271

Broadcasting & Cable TV—5.3%
500	*	Adelphia Communications Corp. 10.875%, due 10/01/10	310
250	*	Adelphia Communications Corp. 3.25%, due 5/01/21	47
600		Charter Communications Holdings, Inc. 11.125%, due 1/15/11	465
200		Charter Communications Holdings, Inc. 13.50% beg. 1/01/06 Step Bond due 1/15/11	104
400		Charter Communications Holdings, Inc. 5.75%, due 10/15/05	278
500		NBC Aquisition Corp. 10.75% beg. 2/15/03 Step Bond due 2/15/09	500
200		Pegasus Media & Communications, Inc. 12.50%, due 7/01/05	199
250		Pegasus Media & Communications, Inc. 12.50%, due 8/01/07	230
250	#	XM Satellite Radio, Inc. (144A) 12.00%, due 6/15/10 (acquired 6/12/03)	245
94		XM Satellite Radio, Inc. 14.00% beg. 12/31/05 Step Bond due 12/31/09	67

Building Products—1.0%
250		Ainsworth Lumber Co., Ltd. 13.875%, due 7/15/07	284
200		Building Materials Corp. 8.625%, due 12/15/06	195

Casinos & Gaming—3.8%
450		Mandalay Resort Group 10.25%, due 8/01/07	508
450		MGM Mirage, Inc. 9.75%, due 6/01/07	511
250		Park Place Entertainment Corp. 9.375%, due 2/15/07	277
250		Pinnacle Entertainment, Inc. 9.25%, due 2/15/07	246
200		Station Casinos, Inc. 9.875%, due 7/01/10	220

Catalog Retail—0.6%
250	#	Jafra Cosmetics International (144A) 10.75%, due 5/15/11 (acquired 5/02/03)	261

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Commercial Printing—0.6%
$250		Mail-Well Corp. 9.625%, due 3/15/12	$263

Communication Equipment—0.2%
100		Avaya, Inc. 11.125%, due 4/01/09	109

Construction & Engineering—1.1%
300		Foster Wheeler, Ltd. 6.75%, due 11/15/05	228
250		URS Corp. 11.50%, due 9/15/09	266

Construction & Farm Machinery & Heavy Trucks—0.7%
200	*	National Equipment Services, Inc. 10.00%, due 11/30/04	40
250		NMHG Holding Co. 10.00%, due 5/15/09	275

Construction Materials—0.9%
400	#	Texas Industries, Inc. (144A) 10.25%, due 6/15/11 (acquired 5/30/03)	418

Distributors—0.8%
375		Wesco Distribution, Inc. 9.125%, due 6/01/08	350

Diversified Chemicals—1.6%
250		Equistar Chemical, LP 10.125%, due 9/01/08	257
250		Geon Co. 6.875%, due 12/15/05	231
250		Lyondell Chemical Co. 11.125%, due 7/15/12	256

Diversified Commercial Services—1.6%
250	#	Mobile Mini, Inc. (144A) 9.50%, due 7/01/13 (acquired 6/23/03)	259
500		Williams Scotsman, Inc. 9.875%, due 6/01/07	490

Diversified Metals & Mining—0.6%
250	#	Peabody Energy Corp. (144A) 6.875%, due 3/15/13 (acquired 3/14/03)	262

Drug Retail—0.5%
250		Rite Aid Corp. 7.125%, due 1/15/07	247

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—4.8%
$200	#	AES Corp. (144A) 8.75%, due 5/15/13 (acquired 5/01/03)	$208
300		AES Corp. 4.50%, due 8/15/05	269
150		Edison Mission Energy 9.875%, due 4/15/11	139
50		Mission Energy Holding Co. 13.50%, due 7/15/08	34
100		Nevada Power Co. 8.25%, due 6/01/11	105
200	#	PG&E Corp. (144A) 6.875%, due 7/15/08 (acquired 6/27/03)	207
500	#	Power Contract Financing LLC (144A) 6.256%, due 2/01/10 (acquired 6/11/03)	505
250	#	Relian Resources, Inc. (144A) 9.25%, due 7/15/10 (acquired 6/26/03)	251
250	#	Relian Resources, Inc. (144A) 9.50%, due 7/15/13 (acquired 6/26/03)	252
200		Teco Energy, Inc. 10.50%, due 12/01/07	228

Electronic Equipment Manufacturers—1.1%
250	#	Sanmina-SCI Corp. (144A) 10.375%, due 1/15/10 (acquired 12/15/02)	279
250		Thomas & Betts Corp. 7.25%, due 6/01/13	250

Electronic Manufacturing Services—0.1%
50		Flextronics International, Ltd. 9.875%, due 7/01/10	55

Environmental Services—1.2%
250		Allied Waste North America, Inc. 8.875%, due 4/01/08	271
250	#	Casella Waste Systems, Inc. (144A) 9.75%, due 2/01/13 (acquired 1/21/03)	265

Fertilizers & Agricultral Chemicals—0.6%
250		United Industries Corp. 9.875%, due 4/01/09 (acquired 3/20/03)	264

Gas Utilities—3.0%
250		Grant Prideco, Inc. 9.00%, due 12/15/09	278

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Gas Utilities—(continued)
$250		GulfTerra Energy Partners, LP 10.625%, due 12/01/12	$289
500	#	SEMCO Energy, Inc. (144A) 7.75%, due 5/15/13 (acquired 5/14/03)	532
250		Transcontinental Gas Pipeline Corp. 8.875%, due 7/15/12	282

Health Care Equipment—1.4%
250	#	Apogent Technologies, Inc. (144A) 6.50%, due 5/15/13 (acquired 5/22/03)	258
250		Dade Behring Holdings, Inc. 11.91%, due 10/03/10	282
250	#	HMP Equity Holdings Corp. (144A) 0.00%, due 5/15/08 (acquired 4/30/03)	126

Health Care Facilities—1.7%
500		Alderwoods Group, Inc. 12.25%, due 1/02/09	522
250	#	Psychiatric Solutions, Inc. (144A) 10.625%, due 6/15/13 (acquired 6/19/03)	257

Health Care Services—0.6%
250	#	AmeriPath, Inc. (144A) 10.50%, due 4/01/13 (acquired 3/13/03)	268

Health Care Supplies—0.5%
200	#	Medex, Inc. (144A) 8.875%, due 5/15/13 (acquired 5/14/03)	207

Home Furnishings—0.9%
500		Interface, Inc. 9.50%, due 11/15/05	425

Homebuilding—3.0%
1,100		Champion Enterprises, Inc. 7.625%, due 5/15/09	830
500		Schuler Homes, Inc. 10.50%, due 7/15/11	575

Hotels, Resorts & Cruise Lines—0.9%
200		HMH Properties, Inc. 7.875%, due 8/01/08	203
200	#	Worldspan, LP (144A) 9.625, due 6/15/11 (acquired 6/24/03)	206

Housewares & Specialties—0.4%
200		Remington Product Co., LLC 11.00%, due 5/15/06	201

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Industrial Machinery—2.2%
$200		Cincinnati Milacron, Inc. 8.375%, due 3/15/04	$193
250	#	JLG Industries, Inc. (144A) 8.25%, due 5/01/08 (acquired 4/30/03)	254
250		National Waterworks, Inc. 10.50%, due 12/01/12	277
250	#	Rexnord Corp. (144A) 10.125%, due 12/15/12 (acquired 11/20/02)	275

Integrated Oil & Gas—1.7%
300	#	Cerro Negro Finance, Ltd. (144A) 7.90%, due 12/01/20 (acquired 1/23/03)	245
600	#	Petrozuata Finance, Inc. (144A) 8.22%, due 4/01/17 (acquired 1/07/03)	525

Integrated Telecommunications Services—5.1%
250	#	FairPoint Communications, Inc. (144A) 11.875%, due 3/01/10 (acquired 3/03/03)	290
250		FairPoint Communications, Inc. 12.50%, due 5/01/10	265
500	*	Intermedia Communications, Inc. 11.25%, beg. 7/15/02 Step Bond due 7/15/07	370
1,400		LCI International, Inc. 7.25%, due 6/15/07	1,064
250		Level 3 Communications, Inc. 9.125%, due 5/01/08	224
500	*	Worldcom, Inc. 8.25%, due 5/15/31	148

IT Consulting & Other Services—0.2%
100	#	Titan Corp. (144A) 8.00%, due 5/15/11 (acquired 5/09/03)	106

Leisure Facilities—0.6%
300	#	Six Flags, Inc. (144A) 9.75%, due 4/15/13 (acquired 4/09/03)	297

Metal & Glass Containers—1.0%
100	#	BWAY Corp. (144A) 10.00%, due 10/15/10 (acquired 11/21/02)	102
250	#	Crown Holdings, Inc. (144A) 10.875%, due 3/01/13 (acquired 2/11/03)	273

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Metal & Glass Containers—(continued)
$100	#	Pliant Corp. (144A) 11.125%, due 9/01/09 (acquired 5/22/03)	$106

Multi-Utilities & Unregulated Power—3.5%
250		Avista Corp. 9.75%, due 6/01/08	290
100		Calpine Canada Energy Finance Corp. 8.50%, due 5/01/08	78
400		Calpine Corp. 4.00%, due 12/26/06	360
380		CMS Panhandle Holdings Co. 6.50%, due 7/15/09	420
150		Dynegy Holdings, Inc. 8.125%, due 3/15/05	146
300		Western Resources Capital, Inc. 9.75%, due 5/01/07	336

Oil & Gas Refining & Marketing & Transportation—2.0%
350	#	CITGO Petroleum Corp. (144A) 11.375%, due 2/01/11 (acquired 2/20/03)	390
250	#	Frontier Oil Escrow Corp. (144A) 8.00%, due 4/15/13 (acquired 4/04/03)	261
250	#	Southern Natural Gas Co. (144A) 8.875%, due 3/15/10 (acquired 2/28/03)	273

Other Diversified Financial Services—0.6%
250	#	Arch Western Finance (144A) 6.75%, due 7/01/13 (acquired 6/19/03)	256

Packaged Foods & Meats—4.7%
326		Chiquita Brands International, Inc. 10.56%, due 3/15/09	354
500		Doane Pet Care Co. ^^ 10.75%, due 3/01/10	545
150		Doane Pet Care Co. 9.75%, due 5/15/07	142
250	#	Dole Foods Co. (144A) 8.875%, due 3/15/11 (acquired 3/17/03)	265
100		Land O Lakes, Inc. 8.75%, due 11/15/11	80
500		Luigino’s, Inc. 10.00%, due 2/01/06	520
250	#	Merisant Co. (144A) ^ 9.50%, due 7/15/13 (acquired 6/27/03)	259

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Paper Packaging—1.1%
$500		Graham Packaging Co., Inc. 10.75% beg. 1/15/03 Step Bond due 1/15/09	$515

Paper Products—1.7%
250		Abitibi-Consolidated, Inc. 6.00%, due 6/20/13	238
250	#	Georgia-Pacific Corp. (144A) 7.375%, due 7/15/08 (acquired 5/21/03)	254
50		Georgia-Pacific Corp. 7.50%, due 5/15/06	51
250		Pope & Talbot, Inc. 8.375%, due 6/01/13	241

Personal Products—1.8%
500		Elizabeth Arden, Inc. 11.75%, due 2/01/11	558
250		Herbalife International, Inc. 11.75%, due 7/15/10	283

Pharmaceuticals—0.2%
100	#	Alpharma, Inc. (144A) 8.625%, due 5/01/11 (acquired 4/16/03)	105

Property & Casualty Insurance—0.6%
250	#	Crum & Forster Holding Corp. (144A) 10.375%, due 6/15/13 (acquired 5/29/03)	253

Publishing—2.3%
100	#	American Media, Inc. (144A) 8.87%, due 1/15/11 (acquired 1/16/03)	108
250		Dex Media East, LLC 12.125%, due 11/15/12	296
125		Dex Media East, LLC 9.875%, due 11/15/09	139
500	#	Houghton Mifflin Co. (144A) 9.875%, due 2/01/13 (acquired 1/24/03)	543

Real Estate Investment Trust—1.1%
250		Capstar Hotel Co. 8.75%, due 8/15/07	226
250	#	La Quinta Properties Corp. (144A) 8.875%, due 3/15/11 (acquired 3/14/03)	266

Real Estate Management & Development—1.1%
250		Corrections Corp. of America 7.50%, due 5/01/11	261

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Real Estate Management & Development— (continued)
$250	#	LNR Property Corp. (144A) 7.625%, due 7/15/13 (acquired 6/27/03)	$253

Restaurants—2.3%
250		Buffets, Inc. ^^ 11.25%, due 7/15/10	247
194		Carrols Corp. 9.50%, due 12/01/08	189
405		Friendly Ice Cream Corp. 10.50%, due 12/01/07	414
250	#	Morton’s Restaurant Group (144A) ^ 7.50%, due 7/01/10 (acquired 6/27/03)	214

Semiconductors—0.6%
250		ON Semiconductor Corp. 12.00%, due 3/15/10	278

Specialized Finance—1.8%
250	#	Moore North American Finance, Inc. (144A) 7.875%, due 1/15/11 (acquired 3/11/03)	261
200		Qwest Capital Funding, Inc. 5.875%, due 8/03/07	192
150		Qwest Capital Funding, Inc. 6.25%, due 7/15/05	139
300		Qwest Capital Funding, Inc. 7.75%, due 2/15/31	234

Specialty Chemicals—0.5%
250		Huntsman International, LLC 10.125%, due 7/01/09	240

Specialty Stores—2.1%
202		Big 5 Corp. 10.875%, due 11/15/07	212
100		Central Garden & Pet Co. 9.125%, due 2/01/13	107
250		United Auto Group, Inc. 9.625%, due 3/15/12	268
200		United Rentals, Inc. 10.75%, due 4/15/08	219
150		United Rentals, Inc. 9.25%, due 1/15/09	148

Steel—0.5%
250	#	Shaw Group, Inc. (144A) 10.75%, due 3/15/10 (acquired 3/12/03)	250

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Trucking—0.6%
$250	#	Laidlaw International, Inc. (144A) 10.75%, due 6/15/11 (acquired 5/22/03)	$263

Wireless Telecommunication Services—2.6%
500		Alamosa Delaware, Inc. 12.50%, due 2/01/11	410
100		American Cellular Corp. 9.50%, due 10/15/09	50
250		Nextel Communications, Inc. 9.375%, due 11/15/09	268
250		Rural Cellular Corp. 9.625%, due 5/15/08	221
250	#	Triton PCS, Inc. (144A) 8.50%, due 6/01/13 (acquired 5/30/03)	269

TOTAL CORPORATE BONDS (cost $39,601)			41,639

PREFERRED STOCKS—6.0%

Broadcasting & Cable TV—4.4%
5		CSC Holdings, Inc. 11.75%, due 10/01/07	514
0.1		Paxson Communications Corp. 13.25%, due 11/15/06	729
8		Sinclair Broadcast Group, Inc. 11.625%, due 3/15/09	789

Communication Equipment—0.0%
0.02		NTL Europe, Inc. 10.00%, due 1/10/23	0

Wireless Telecommunication Services—1.6%
1		Dobson Communications Corp. 12.25%, due 1/15/08	733

TOTAL PREFERRED STOCKS (cost $2,368)			2,765

COMMON STOCKS—0.9%

Communication Equipment—0.4%
1	*	NTL, Inc.	49
10	*	WilTel Communications, Inc.	154

Packaged Foods & Meats—0.5%
15	*	Chiquita Brands International, Inc.	217

TOTAL COMMON STOCKS (cost $477)			420

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of June 30, 2003

(Unaudited)

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

GOVERNMENT BONDS—0.8%

Government National—0.8%
$350	Federal Republic of Brazil 9.375%, due 4/07/08	$345

TOTAL GOVERNMENT BONDS (cost $338)		345

CASH EQUIVALENTS—16.5%

Investment Companies
861	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	861
6,777	State Street Navigator Securities Lending Prime Portfolio **	6,777

TOTAL CASH EQUIVALENTS (cost $7,638)		7,638

TOTAL INVESTMENTS (cost $50,422)—114.3%		52,807

Other Assets, less Liabilities		(6,620)

NET ASSETS		$46,187

*	Non-income producing security. Security in default.
**	Represents invested collateral received related to $6,639,033 in securities on loan under securities lending agreements. See Securities Lending in Note 2 of the Notes to Financial Statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under rule 144A of the Securities Act of 1933. The total cost of such securities is $13,213,000 and the total value is $14,062,000 or 30.4% of net assets.
^	Security purchased on a when issued basis. See Forward Commitment in Note 2 to the financial statements.
^^	Security was segregated as collateral to cover when issued securities. See Forward Commitment in Note 2 to the financial statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Intermediate-Term U.S. Treasury Fund

As of June 30, 2003

How did the Fund perform?

The Safeco Intermediate-Term U.S. Treasury Fund underperformed its benchmark, the Merrill Lynch Intermediate Treasury Index, for the six-month period ended June 30, 2003.

What factors impacted the Fund’s performance?

The first part of 2003 was marked by war concerns, and with the price of oil increasing about 17%, Treasury Inflation-Protected Securities (TIPS), highly positively correlated with oil, performed well. We increased our TIPS position at the beginning of the year, and the Fund benefited from the resulting price appreciation.

In the past two Federal Open Market Committee (FOMC) meetings, the Fed has expressed concern about deflationary forces in the market. With the shifting of focus from inflation to deflation, TIPS did not perform as well as standard Treasury securities. Reducing our TIPS position (see below) improved the Fund’s performance.

The FOMC lowered the Federal Funds overnight rate for the thirteenth time in this cycle and signaled that the rate would stay low as long as necessary to prevent deflation. Employment and business spending remained weak although the FOMC recognized some signs of growth in the economy. Since the bond market continued its rally in the second quarter, the longer-duration Treasury securities once again accounted for much of the price appreciation in the Fund.

What changes did you make and why?

Our biggest change affected our TIPS position—increased at the outbreak of war and reduced once the conflict had ended. We decreased our TIPS exposure to 7% of the portfolio, down from 17% at the end of the first quarter. TIPS have had a tremendous price run up in the past 1½ years, but with the war in Iraq completed, the price of oil stabilized and inflation low, we thought that TIPS had run their course.

We lengthened the duration of the Fund to 4.2 for the first half of the year. The duration of our prospectus benchmark increased to 3.15. Although we believe that Treasuries are overvalued and that prices have more downside than upside risk, the bond market continues to rally. There are some signs that the rally is losing steam and we are prepared to shorten duration if this happens.

Safeco Asset Management Company

Safeco Asset Management Company’s fixed-income team, which is comprised of senior bond managers and credit analysts, assumed management of the Safeco Intermediate-Term U.S. Treasury Fund in July, 2001. Team management allows broader coverage of this market and increased input into the investment process.

*	A proposed merger of the Safeco Intermediate-Term U.S. Treasury Fund and the Safeco U.S. Government Fund is subject to shareholder approval and is expected to be final on or about September 26, 2003. The Safeco Intermediate-Term U.S. Treasury Fund will be closed to new investments on July 31, 2003.

HIGHLIGHTS

Current Yield (30 day) Class A	1.49%
Current Yield (30 day) Class B	0.82%
Weighted Average Maturity	5.99 years

Performance Overview

Safeco Intermediate-Term U.S. Treasury Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco Intermediate-Term U.S. Treasury Fund
Class A	(1.93)%	4.78%	5.46%	5.34%	2.72%	9.76%	6.43%	5.83%
Class B	(2.38)%	4.33%	5.43%	5.39%	2.62%	9.33%	5.75%	5.39%
Merrill Lynch Intermediate-Term Treasury Index	N/A	N/A	N/A	N/A	2.32%	8.08%	7.02%	6.47%
Lipper, Inc. (Intermediate U.S. Treasury Funds)	N/A	N/A	N/A	N/A	5.55%	13.85%	8.63%	6.58%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of Investments

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MORTGAGE BACKED SECURITIES—12.7%

Federal Home Loan Mortgage Corporation (FHLMC)—5.6%
$189	5.50%, due 8/01/17	$196
1,556	5.50%, due 9/01/17	1,614

Federal National Mortgage Association (FNMA)—4.3%
647	6.00%, due 4/01/32	673
671	6.00%, due 8/01/32	698

Government National Mortgage Association (GNMA)—2.8%
843	8.00%, due 12/15/29	910

TOTAL MORTGAGE BACKED SECURITIES (cost $4,044)		4,091

U.S. GOVERNMENT OBLIGATIONS—81.2%

U.S. Treasury Notes—81.2%
3,100	10.00%, due 5/15/10	3,589
2,000	3.25%, due 5/31/04	2,040
3,500	3.50%, due 11/15/06	3,689
3,000	4.00%, due 11/15/12	3,122
1,500	4.75%, due 11/15/08	1,663

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. Treasury Notes—(continued)
$2,250	5.50%, due 2/15/08	$2,564
2,195	6.00%, due 8/15/09	2,589
850	6.125%, due 8/15/29	1,039
250	6.50%, due 11/15/26	317
2,150	9.25%, due 2/15/16	3,292
1,795	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	2,153

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $24,812)		26,057

CASH EQUIVALENTS—4.8%

Investment Companies
1,534	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,534

TOTAL CASH EQUIVALENTS (cost $1,534)		1,534

TOTAL INVESTMENTS (cost $30,390)—98.7%		31,682

Other Assets, less Liabilities		411

NET ASSETS		$32,093

Report From the Fund Managers

Safeco U.S. Government Fund

As of June 30, 2003

Paul Stevenson	Lesley Fox	Tim Hokari (Photo not available)

How did the Fund perform?

The Safeco U.S. Government Fund lagged its benchmark, the Merrill Lynch Treasury/Agency Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Duration was the primary driver of performance on the quarter end and year-to-date results. According to data compiled by Citigroup for Government/Agency bonds, the longer the maturity the greater your total returns. This same theme held true for the first six months of 2003 as well. Since we have maintained a slightly long duration during this period the Fund has benefited from this trend.

Two additional factors enhanced the Fund’s performance on the quarter (and to a lesser extent year-to-date). First, our preference for and overweight to longer maturity 30-year pass-through mortgage securities versus the shorter 15-year and short 7/5 year balloons, and second, our emphasis on Treasuries while underweighting Agency bonds.

What changes did you make to the Fund and why?

In the early part of 2003, the effect of the Iraqi war influenced activity in the Fund. The Fund purchased Treasury Inflation Protected Securities (TIPS) in response to expected rising oil prices, and then sold them when they became overvalued. Other trading activity throughout the first half was aimed at maintaining duration and taking advantage of some opportunities by selling some holdings that we felt were overvalued. The Fund sold two short FHLB Agency positions that became overvalued and purchased a Treasury security for very little loss in yield. The Fund also sold a five-year FHLB Agency and purchased a one-month shorter FNMA Agency at a higher yield that we believe over time has the potential to trade at even yield or at a slightly lower yield to the FHLB, providing a better price return. We are always on the outlook for these opportunities.

The Fund sold GNMA 6.5% MBS and bought FNMA 6.5% MBS to reduce the overweight to GNMA securities relative to the market. We believe that as rates rise, the FNMA 6.5% MBS has the potential to perform better than the GNMAs.

The Fund’s allocation to mortgages was decreased as rates continued to fall to 45-year lows and the mortgage market experienced very high prepayments due to high volumes of refinancing. Given the current level of high prepayments, mortgages securities have lagged the performance of Treasury securities, and those Agency securities not subject to call risk. The heady prepayment experience of late has clearly shortened the durations of MBS, stalling this sector’s participation in the last stages of the bond rally—essentially capping most price appreciation.

Report From the Fund Managers

Safeco U.S. Government Fund

As of June 30, 2003

At the end of the first half, the Fund had an allocation of 42% to mortgages, 50% to Treasury/Agency securities, 7% in ABS, and 1% in cash. The Fund’s duration remains longer than the ML index at 3.72 versus 3.34.

Mr. Paul Stevenson, CFA—Portfolio Manager

B.A.—Finance; Washington State University (1976), M.B.A.—Executive; University of Washington (1995)

Charted Financial Analyst (1989)

Paul joined Safeco Asset Management in 1986 as a securities analyst and trader. In 1988, he assumed his current role as portfolio manager and is responsible for mortgage-related investments of both the residential and commercial loans. Paul began his career with six years on the “sell side” in the institutional sales area. He has a total of 23 years of investment experience, all of which are in taxable fixed income.

Mr. Tim Hokari—Portfolio Manager

B.A.—Business Administration; University of Washington (1970)

M.B.A.—Finance; University of Puget Sound (1981)

Tim joined Safeco Asset Management in 2000 as a Portfolio Manager on the company’s Taxable Fixed Income team. Prior to joining Safeco Asset Management, Tim was an Assistant Vice President and co-portfolio manager of Mortgage Backed Securities for GE Financial Assurance. He has 22 years of investment experience.

Ms. Lesley Fox—Portfolio Manager

B.S.—Finance; University of Utah (1988), M.B.A.—Finance; George Washington University (1992)

Lesley joined Safeco Asset Management in 2000 as a portfolio manager for the Safeco Money Market Fund. She spent the previous five years managing $3.5 billion in short-term funds for King County. She began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989. Lesley has 14 years of investment experience.

*	Effective Oct. 1, 2003, the Fund will be named the Safeco Intermediate-Term U.S. Government Fund.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco U.S. Government Fund

(Unaudited)

Average Annual Total Return for the periods ended June 30, 2003	With Sales Charge				Without Sales Charge
	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco U.S. Government Fund
Class A	(2.37)	3.00%	5.32%	5.47%	2.27%	7.83%	6.29%	5.96%
Class B	(3.11)%	2.13%	5.48%	5.72%	1.89%	7.13%	5.80%	5.72%
Merrill Lynch U.S. Treasury/Agency Master Index	N/A	N/A	N/A	N/A	3.52%	11.07%	7.59%	7.14%
Lipper, Inc. (General U.S. Gov’t Funds)	N/A	N/A	N/A	N/A	2.46%	8.63%	6.30%	6.08%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	2.37%
Current Yield (30-day) Class B	1.74%
Weighted Average Maturity	5.42 years

Portfolio of Investments

Safeco U.S. Government Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

ASSET BACKED SECURITIES—50.0%

Consumer Finance—6.7%
$2,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$2,080
1,500	Chemical Master Credit Card Trust 5.98%, due 9/15/08	1,599

Federal Home Loan Mortgage Corp. (FHLMC)—3.7%
575	6.00%, due 4/01/14	599
862	6.50%, due 4/01/29	898
522	8.00%, due 9/01/25	564

Federal National Mortgage Association (FNMA)—20.8%
3,914	5.50%, due 3/01/33	4,053
750	5.75%, due 2/15/08	856
4,103	6.50%, due 10/01/28	4,284
462	7.00%, due 10/01/29	487
$ 808	7.00%, due 4/01/29	$852
249	7.00%, due 5/01/29	263
461	8.00%, due 7/01/27	502
144	9.00%, due 11/01/22	160

Government National Mortgage Association (GNMA)—18.8%
965	6.00%, due 10/15/28	1,013
3,052	6.00%, due 11/20/31	3,182
837	6.00%, due 12/15/28	878
537	6.50%, due 1/20/24	564
551	7.00%, due 1/15/30	582
809	7.00%, due 4/15/28	855
713	7.00%, due 7/20/31	750
1,119	7.50%, due 10/15/27	1,191
327	8.00%, due 3/20/30	350
879	8.25%, due 5/15/20	959

TOTAL ASSET BACKED SECURITIES (cost $26,797)		27,521

PRINCIPAL AMOUNT		Value (000’s)

U.S. GOVERNMENT OBLIGATIONS—44.7%

U.S. Treasury Notes—44.7%
$500	4.00%, due 11/15/12	$520
2,350	4.875%, due 2/15/12	2,612
2,000	5.50%, due 8/15/28	2,250
2,700	5.625%, due 5/15/08	3,095
7,600	5.75%, due 11/15/05	8,365
1,300	6.50%, due 2/15/10	1,577
2,900	7.25%, due 5/15/16	3,857
1,500	8.75%, due 5/15/20	2,295

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $23,052)		24,571

GOVERNMENT BONDS—3.7%

U.S. Federal Agency Notes—3.7%
2,000	3.00%, due 4/15/08	2,035

TOTAL GOVERNMENT BONDS (cost $2,063)		2,035

CASH EQUIVALENTS—1.3%

Investment Companies
707	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	707

TOTAL CASH EQUIVALENTS (cost $707)		707

TOTAL INVESTMENTS (cost $52,619)—99.7%		54,834

Other Assets, less Liabilities		160

NET ASSETS		$54,994

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Managed Bond Fund

As of June 30, 2003

Michael Hughes

How did the Fund perform?

The Safeco Managed Bond Fund underperformed its benchmark index, the Lehman Brothers Aggregate Bond Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

War worries loomed early in 2003, and interest rates reached all time lows—both factors made us reluctant to make significant bets against the Index, other than to shorten duration.

By mid-June, the sluggish economy, Greenspan’s deflation comments and foreign central banks efforts to stem the rise in their currencies, sent U.S. Treasuries yields down to 45-year lows. The yield on the 10-year Treasury hit 3.11% on June 13th before ending the second quarter at 3.51%—still 30 basis points lower on the year.

Mountains of cash on the sidelines earning next to nothing sent investors scrambling for yield. Corporate bonds, the prime beneficiary of this yield quest, continued to outperform U.S. Treasuries as they have since last fall. From their early October lows through June 30, investment-grade corporate bonds have generated a 13.2% total return, high yield corporate bonds have advanced more than 30%, while Treasuries were up just 4.3%.

Our performance has benefited from a nominal overweight in investment-grade corporate bonds (33% for the portfolio versus 27% for the Index) and commercial mortgage-backed securities (4.5% versus 2.4%). Detracting from our performance this quarter was our portfolio’s slightly lower duration (95% of benchmark—4.0 versus 4.2 years).

Our five worst performing bonds this quarter (a callable Freddie Mac debenture purchased near the cyclical low in rates and a few premium mortgage-backed securities) deducted just 0.05% from the Fund’s return this quarter. Our five top performing bonds (United Airlines, Target, a low-coupon mortgage-backed security and two U.S. Treasury Positions) added 1.05% to the performance of the portfolio.

What changes did you make to the Fund and why?

Taking advantage of the improvement in the corporate bond market, early in the year we took steps to increase the number and quality of names in the portfolio to minimize credit risk. Though corporates fared well in the first part of 2003, there was still significant turbulence.

With interest rates at multi-generational lows, mortgage prepayments coming in extraordinarily fast, and corporate spreads at their tightest level in five very wild years, our basic strategy has remained unchanged. We seek incremental return by making small bets within a well-diversified, low-risk portfolio. Our primary tactical strategy has been to protect the portfolio from the inevitable rise in rates by creating a yield cushion and maintaining a slightly below-benchmark duration. We have earned our yield advantage by overweighting corporate bonds (especially Triple-B rated corporates) and other

Report From the Fund Manager

Safeco Managed Bond Fund

As of June 30, 2003

spread product while underweighting government securities. We are also overweighting callable securities to include mortgage-backed securities and callable agencies.

Mr. Michael Hughes, CFA—Portfolio Manager

B.S.—Finance; University of Colorado (1984), M.B.A.—Finance; University of Southern California (1992)

Chartered Financial Analyst (1995)

Mike is the portfolio manager of the Safeco Managed Bond Fund, and of the fixed-income portion of the Safeco Balanced Fund. He joined Safeco in 1997. Mike brought 13 years of investment management experience as the lead portfolio manager on SEC-registered mutual funds, bank common funds and a variety of separately managed portfolios for other financial institutions. He has 19 years of investment experience.

*	Effective Oct. 1, 2003, the Fund will be named the Safeco Intermediate-Term Bond Fund.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Managed Bond Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	Since Inception**	Six Month*	1 Year	5 Year	Since Inception**

Safeco Managed Bond Fund
Class A	(1.16)%	3.70%	4.56%	5.11%	3.46%	8.53%	5.52%	5.64%
Class B	(1.80)%	2.85%	4.42%	5.08%	3.20%	7.85%	4.75%	5.08%
Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A	N/A	3.93%	10.40%	7.55%	7.49%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	N/A	N/A	N/A	N/A	4.31%	9.99%	6.50%	N/A

 * Not annualized.

** The Fund’s inception was June 25, 1992. Graph and average annual return comparison begins February 28, 1994.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	2.70%
Current Yield (30-day) Class B	2.08%
Weighted Average Maturity	5.81 years

BONDS BY TYPE	Percent of Net Assets

U.S. Government Obligations	19.4%
Asset Backed Securities	3.7
Mortgage Backed Securities	43.1
Corporate Bonds	32.1
Municipal Bonds	1.0
Cash & Other	0.7

100.0%

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Managed Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

ASSET BACKED SECURITIES—3.7%

Consumer Finance—1.6%
$ 85	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$85
90	MBNA Credit Card Master Note Trust 1.40%, due 12/15/08	90

Specialized Finance—1.5%
140	General Motors Acceptance Corp. 6.42%, due 5/15/35	161

Thrift & Mortgage Finance—0.6%
59	CNH Equipment Trust 7.34%, due 2/15/07	60

TOTAL ASSET BACKED SECURITIES (cost $380)		396

CORPORATE BONDS—32.1%

Aerospace & Defense—1.4%
120	Honeywell International, Inc. 7.50%, due 3/01/10	147

Airlines—1.4%
90	United Air Lines 7.73%, due 7/01/10	71
106	United Air Lines 7.783%, due 1/01/14	84

Asset Management & Custody Banks—0.2%
25	Franklin Resources, Inc. 3.70%, due 4/15/08	26

Automobile Manufacturers—1.3%
130	Ford Motor Co. 7.25%, due 10/01/08	136

Broadcasting & Cable TV—1.3%
135	Comcast Corp. 5.30%, due 1/15/14	139

Computer Hardware—0.8%
85	International Business Machines Corp. 1.33%, due 9/10/04	85

Construction & Farm Machinery & Heavy Trucks—1.5%
165	John Deere Capital Corp. 1.69%, due 9/17/04	166

Diversified Banks—2.7%
145	International Bank for Reconstruction & Development 4.375%, due 9/28/06	157

PRINCIPAL AMOUNT		Value (000’s)

Diversified Banks—(continued)
$ 45	U.S. Bancorp 3.125%, due 3/15/08	$45
75	Wells Fargo Financial, Inc. 6.125%, due 4/18/12	86

Electric Utilities—1.6%
65	PSEG Power 6.95%, due 6/01/12	75
90	Puget Sound Energy, Inc. 6.25%, due 1/16/04	92

Fertilizers & Agricultural Chemical—0.4%
45	Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	46

Forest Products—0.5%
55	Weyerhaeuser Co. 5.50%, due 3/15/05	58

Gas Utilities—0.7%
65	Kinder Morgan, Inc. 6.75%, due 3/15/11	76

General Merchandise Stores—1.2%
120	Target Corp. 6.35%, due 11/01/32	134

Home Furnishings—0.9%
90	Mohawk Industries, Inc. 6.50%, due 4/15/07	101

Housewares & Specialities—0.5%
55	Newell Rubbermaid, Inc. 4.625%, due 12/15/09	58

Integrated Oil & Gas—1.4%
75	Pemex Project Funding Master Trust 9.125%, due 10/13/10	91
55	USX Corp. 6.85%, due 3/01/08	63

Integrated Telecommunications Services—1.6%
40	Verizon Global Funding Corp. 7.375%, due 9/01/12	49
110	Verizon Wireless, Inc. 5.375%, due 12/15/06	121

Investment Banking & Brokerage—1.4%
50	Bear Stearns Cos., Inc. 3.00%, due 3/30/06	51
50	Goldman Sachs Group, Inc. 4.125%, due 1/15/08	53
40	Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	46

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Managed Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Life & Health Insurance—1.7%
$ 85	#	Jackson National Life Global Funding, LLC (144A) 1.37%, due 3/11/05 (acquired 9/05/02)	$85
90		Lincoln National Corp. 5.25%, due 6/15/07	97

Movies & Entertainment—0.5%
45		AOL Time Warner, Inc. 6.75%, due 4/15/11	51

Multi-Line Insurance—1.0%
105		Hartford Financial Services Group 2.375%, due 6/01/06	105

Multi-Utilities & Unregulated Power—1.0%
100		Avista Corp. 7.75%, due 1/01/07	111

Other Diversified Financial Services—1.6%
120		General Electric Capital Corp. 5.45%, due 1/15/13	130
40		Household Finance Corp. 7.875%, due 3/01/07	47

Regional Banks—1.0%
100		Amsouth Bank NA 4.85%, due 4/01/13	104

Soft Drinks—0.4%
45		PepsiAmericas, Inc. 4.25%, due 3/15/13	45

Specialized Finance—2.4%
150		General Motors Acceptance Corp. 6.125%, due 9/15/06	158
90		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	108

Thrift & Mortgage Finance—1.7%
105		Countrywide Home Loans, Inc. 3.50%, due 12/19/05	108
65		Washington Mutual Bank Corp. 5.50%, due 1/15/13	71

TOTAL CORPORATE BONDS (cost $3,323)			3,476

PRINCIPAL AMOUNT		Value (000’s)

MORTGAGE BACKED SECURITIES—43.1%

Collateral Mortgage Obligation (CMO)—2.9%
$ 42	ASC Nomura 6.50%, due 2/14/41	$42
62	ASC Nomura 7.32%, due 1/13/30	66
195	Federal Home Loan Mortgage Corp. 6.00%, due 4/15/32	207

Federal Home Loan Bank (FHLB)—2.0%
90	2.50%, due 3/15/06	92
90	3.875%, due 6/14/13	90
35	5.125%, due 3/06/06	38

Federal Home Loan Mortgage Corporation (FHLMC)—3.5%
140	4.00%, due 6/12/13	137
226	6.50%, due 1/01/29	235

Federal National Mortgage Association (FNMA)—30.4%
476	5.00%, due 12/01/17	492
259	5.00%, due 3/01/33	264
383	5.50%, due 2/01/18	397
155	5.50%, due 7/01/23	161
587	5.50%, due 9/01/17	609
25	6.00%, due 1/01/29	26
222	6.00%, due 3/01/33	231
232	6.00%, due 8/01/32	241
54	6.00%, due 9/01/29	56
43	6.50%, due 1/01/15	45
191	6.50%, due 7/01/29	199
52	7.00%, due 3/01/12	55
17	8.00%, due 1/01/31	18
17	8.00%, due 10/01/30	19
42	8.00%, due 2/01/29	46
33	8.00%, due 2/01/30	36
18	8.00%, due 2/01/30	19
257	8.00%, due 3/01/31	278
24	8.00%, due 4/01/08	26
32	8.00%, due 4/01/20	35
18	8.00%, due 4/01/30	20
9	8.00%, due 5/01/31	9
12	8.00%, due 7/01/30	13

Government National Mortgage Association (GNMA)—1.9%
11	6.00%, due 4/15/14	12
55	6.00%, due 8/15/13	58
67	7.00%, due 4/15/28	71
43	7.00%, due 8/15/28	45
23	7.75%, due 11/15/29	25

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Managed Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

Thrift & Mortgage Finance—2.4%
$230	First Union Commercial Mortgage Trust 6.07%, due 10/15/35	$262

TOTAL MORTGAGE BACKED SECURITIES (cost $4,552)		4,675

U.S. GOVERNMENT OBLIGATIONS—19.4%

U.S. Treasury Notes—19.4%
65	4.875%, due 2/15/12	72
865	6.00%, due 8/15/09	1,021
455	6.50%, due 11/15/26	577
130	9.25%, due 2/15/16	199
200	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	240

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $1,966)		2,109

MUNICIPAL BONDS—1.0%

Electric Utilities—1.0%
105	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	109

TOTAL MUNICIPAL BONDS (cost $105)		109

CASH EQUIVALENTS—2.3%

Investment Companies
15	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	15
239	State Street Navigator Securities Lending Prime Portfolio **	239

TOTAL CASH EQUIVALENTS (cost $254)		254

PRINCIPAL AMOUNT	Value (000’s)

TOTAL INVESTMENTS (cost $10,580)—101.6%	$11,019

Other Assets, less Liabilities	(178)

NET ASSETS	$10,841

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under rule 144A of the Securities Act of 1933. The total cost of such securities is $85,000 and the total value is $85,000 or 0.8% of net assets.
**	Represents invested collateral received related to $235,023 in securities on loan under securities lending agreements. See Securities Lending in Note 2 to the financial statements.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco California Tax-Free Income Fund

As of June 30, 2003

Stephen C. Bauer

How did the Fund perform?

The Safeco California Tax-Free Income Fund underperformed the Lehman Brothers Long Municipal Bond Index benchmark for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Yields continued to fall during the last six months. At June 30, thirty-year, Aaa-rated bonds yielded 4.46%, down from 4.83% at year end. This continues the trend started in May 2002 when long term yields were over 5.25%. The result for the Fund has been a steady rise in N.A.V. from $12.34 one year ago to $12.67 at year end 2002 to $12.91 on June 30, 2003. This increase in N.A.V. would have been even greater but for the distributions of $0.20 per share in realized gains during the past 12 months. Maintaining a fully-invested position in long-term bonds was the key to the Fund’s good performance. Our many positions in long-term discount bonds were also important. As yields fell, these bonds outperformed par and premium bonds because they were not priced to an intermediate-term call.

What changes did you make to the Fund and why?

In general, the strategy of selling discounts to satisfy retail demand which worked so well in the national markets failed in California. The deluge of supply and extraordinary yields on Cal General Obligation bonds diverted retail interest. I sold $2 million Contra Costa Water 4.50% maturing in 2027 and bought Anaheim Electric Rev 5% maturing in 2031. I bought Cal Health Adventist Hospital 5% maturing in 2033 to yield 4.90% to capture some additional yield offered by a quality, A-rated hospital.

Mr. Steve Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named Vice President of Safeco Insurance Companies in 1979. He was promoted to Assistant Treasurer of Safeco Corporation in 1984 and was named President of Safeco Asset Management Company in 1995. Steve has 32 years of investment experience.

*	As of July 1, 2003, this Fund is co-managed by Mr. Bauer and Mary Metastasio. They also co-manage the Safeco Municipal Bond Fund, the Safeco Tax-Free Money Market Fund and the Safeco Intermediate-Term Municipal Bond Fund.

Performance Overview & Highlights

Safeco California Tax-Free Income Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco California Tax-Free Income Fund
Class A	(0.44)%	4.99%	4.41%	5.68%	4.28%	9.92%	5.38%	6.17%
Class B	(1.15)%	4.01%	4.27%	5.70%	3.85%	9.01%	4.60%	5.70%
Lehman Brothers Long Municipal Bond Index	N/A	N/A	N/A	N/A	4.24%	10.31%	6.35%	6.79%
Lipper, Inc. (California Municipal Bond Funds)	N/A	N/A	N/A	N/A	3.02%	7.39%	5.04%	5.65%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	3.47%
Current Yield (30-day) Class B	2.91%
Weighted Average Maturity	24.97 years

TOP FIVE TYPE OF BONDS	Percent of Net Assets

Hospital	16.9%
Utilities (Water)	12.0
Lease Rental	10.4
University Revenue	10.3
Local General Obligation (Unlimited Tax)	9.4

TOP FIVE HOLDINGS	Percent of Net Assets

State of California General Obligation Bonds	5.5%
Alameda Corridor Transportation Authority	5.4
Revenue
Duarte California Certificates of Participation (City of Hope Medical Center)	5.2
California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center)	5.1
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	5.1

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

MUNICIPAL BONDS*—99.6%
$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$5,089
2,000	Anaheim Public Funding Authority Revenue (Electrical Systems Distribution Facilities) 5.00%, due 10/01/31 [FSA]	2,085
4,500	California Educational Facilities Authority Revenue (Institute of Technology) 4.50%, due 10/01/27	4,502
2,000	California Health Facilities Financing Authority Health Facility Revenue (Adventist Health System) ^ 5.00%, due 3/01/33	1,974
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,839
2,990	California State Department of Water Resources Power Supply Revenue 5.25%, due 5/01/20	3,112
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/26	3,127
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,089
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,683
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,496
4,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	4,156
3,000	Chino Valley Unified School District (Series A) 5.00%, due 8/01/26 [FSA]	3,146
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	21
2,000	Contra Costa CA Water District Water Revenue 4.50%, due 10/01/27 [FSA]	1,997
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,937

PRINCIPAL AMOUNT			Value (000’s)

$2,100		Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	2,129
2,000		Los Angeles California Unifed School District 5.00%, due 1/01/28 [MBIA]	2,094
1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	1,417
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) ^^ 4.75%, due 3/01/23 [AMBAC]	3,056
2,450		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	2,337
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,686
4,195		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	4,201
705	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	733
2,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	2,084
2,500		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	2,537
2,000		Sacramento Municipal Utility District Electric Revenue Series Q 5.00%, due 8/15/28 [FSA]	2,087
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,544
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,830
2,600		San Jose Airport Revenue 5.00%, due 3/01/31 [FGIC]	2,694

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

$1,000	San Jose Libraries and Parks Project General Obligation 5.125%, due 9/01/31	$1,050
3,000	San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	2,952
1,335	Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	1,338
5,500	State of California General Obligation Bonds 4.75%, due 4/01/29	5,173
1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	1,816

TOTAL MUNICIPAL BONDS (cost $85,484)		94,011

CASH EQUIVALENTS—1.3%
1,240	SEI Tax-Exempt Institutional Tax-Free Portfolio	1,240

TOTAL CASH EQUIVALENTS (cost $1,240)		1,240

TOTAL INVESTMENTS ($86,724)—100.9%		95,251

Other Assets, less Liabilities		(863)

NET ASSETS		$94,388

^	Security purchased on a when issued basis. See Forward Commitment in Note 2 to the financial statements.
^^	Security was segregated as collateral to cover when issued securities. See Forward Commitment in Note 2 to the financial statements.
†	Prerefunded bonds are collateralized by securites (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	14.6%
Financial Guaranty Insurance Corp. [FGIC]	5.6
AMBAC Indemnity Corp. [AMBAC]	7.7
Financial Security Assurance, Inc. [FSA]	9.9

37.8%

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Municipal Bond Fund

As of June 30, 2003

Stephen C. Bauer

How did the Fund perform?

The Safeco Municipal Bond Fund underperformed the Lehman Brothers Long Municipal Bond Index benchmark for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Falling interest rates meant very good total returns for long term bonds and the Fund has remained fully invested in long bonds as a matter of philosophy. Yields continued to fall during the past six months. At June 30, thirty-year Aaa-rated bonds yielded 4.46%, down from 4.83% at year end. This continues the trend started in May 2002 when long-term yields were over 5.25%. The result for the Muni Bond Fund has been a steady rise in N.A.V. from $14.17 one year ago to $14.45 at year end 2002 to $14.70 on June 30, 2003. The increase in N.A.V. would have been even greater but for the distributions of $0.31 per share in realized gains during the past 12 months. Maintaining a fully invested position in long term bonds was the key to the Fund’s good performance. Our many positions in long-term discount bonds were also important. As yields fell, these bonds outperformed par and premium bonds because they were not priced to an intermediate term call.

What changes did you make to the Fund and why?

Two themes dominated over the last six months: the sale of discount bonds as they approached par and the addition of California bonds. The sale of discounts is a continuation of a strategy started in 2002, and it ebbed and flowed with the market. Retail brokers had a strong interest in slight discount bonds which could be marked up and sold at par to individuals. We took advantage of this demand to get prices which were not available from institutional buyers. Many of these bonds had been purchased in recent years at prices in the 70s and 80s and had very little upside left as they approached par.

California’s fiscal problems have had a dramatic effect on the value of all bonds in the state. In addition, large borrowings by the state as well as local governments have aggravated the situation. To take advantage of this opportunity, we added large positions in Los Angeles school bonds and the State of California General Obligation bonds.

Mr. Steve Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named Vice President of Safeco Insurance Companies in 1979. He was promoted to Assistant Treasurer of Safeco Corporation in 1984 and was named President of Safeco Asset Management in 1995. Steve has 32 years of investment experience.

*	As of July 1, 2003, this Fund is co-managed by Mr. Bauer and Mary Metastasio. They also co-manage the Safeco Intermediate-Term Municipal Bond Fund, the Safeco Tax-Free Money Market Fund and the Safeco California Tax-Free Income Fund.

Performance Overview & Highlights

Safeco Municipal Bond Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco Municipal Bond Fund
Class A	(0.16)%	5.48%	4.78%	5.54%	4.54%	10.47%	5.75%	6.03%
Class B	(0.85)%	4.56%	4.64%	5.58%	4.15%	9.56%	4.97%	5.58%
Lehman Brothers Long Municipal Bond Index	N/A	N/A	N/A	N/A	4.24%	10.31%	6.35%	6.79%
Lipper, Inc. (General Municipal Bond Funds)	N/A	N/A	N/A	N/A	3.38%	7.50%	4.87%	5.32%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	3.35%
Current Yield (30-day) Class B	2.70%
Weighted Average Maturity	23.04 years

TOP FIVE HOLDINGS	Percent of Net Assets

San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	4.1%
Massachusetts State Housing Finance Agency (Series B)	3.5
Indiana State Development Finance Authority Environmental Revenue	3.5
Illinois Educational Facilities Authority Adjustable Demand Revenue (Univeristy of Chicago)	3.1
Los Angeles California Unified School District	2.7

TOP FIVE STATES	Percent of Net Assets

California	15.9%
Illinois	9.8
Texas	7.5
New York	7.2
Washington	5.7

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

MUNICIPAL BONDS*—95.7%

Alabama—0.8%
$ 3,855		Jefferson County Sewer Revenue 4.75%, due 2/01/38 [FGIC]	$3,890

Alaska—0.8%
5,000		Alaska Housing Finance Corp. 5.00%, due 12/01/39	5,070

Arizona—2.2%
7,800		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	7,917
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,224

California—15.9%
2,000		California Health Facilities Financing Authority Revenue (Adventist Health System) ^ 5.00%, due 3/01/28	1,989
2,000		California Health Facilities Financing Authority Revenue (Adventist Health System) ^ 5.00%, due 3/01/33	1,974
15,000		Los Angeles California Unified School District 5.00%, due 1/01/28 [MBIA]	15,703
3,550	†	Northern California Power Agency Geothermal Project Revenue ^^ 5.00%, due 7/01/09 (Prerefunded 7/01/08 @ 100)	4,028
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	13,680
1,715		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	1,717
285	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	296
7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facilities Project 4.75%, due 11/15/19 [MBIA]	7,111

PRINCIPAL AMOUNT			Value (000’s)

California—(continued)
$25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	$24,151
3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	3,172
5,000		State of California General Obligation Bonds 5.00%, due 11/01/30	5,180
15,000		State of California General Obligation Bonds 5.00%, due 2/01/32	14,823

Colorado—3.1%
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	14,040
4,000		University of Colorado Hospital Authority Revenue 5.60%, due 11/15/31	4,108

Florida—3.1%
8,000		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/32	8,172
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,889
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,585

Georgia—1.2%
6,750	†	Atlanta Water and Sewage Revenue 4.50%, due 1/01/18 (Prerefunded 1/01/04 @ 100)	6,871

Illinois—9.8%
9,000		Chicago General Obligation 5.50%, due 1/01/35 [FGIC]	9,813
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,135
17,500	†	Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago) 5.70%, due 12/01/25 (Prerefunded 12/01/03 @ 102)	18,196
10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	10,235

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Illinois—(continued)
$10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormick Place Expansion Project 5.25%, due 6/15/42 [MBIA]	$10,650
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,833

Indiana—5.1%
185		Beech Grove Economic Development Revenue (Westvaco Corp.) 8.75%, due 7/01/10	186
20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/01/32	20,629
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,925
2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	2,525

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	257

Kansas—0.5%
3,000		Kansas Turnpike Authority Revenue 4.75%, due 9/01/27 [FSA]	3,059

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,119

Maryland—2.5%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,698
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,894

PRINCIPAL AMOUNT		Value (000’s)

Maryland—(continued)
$ 5,000	Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 4.75%, due 7/01/23 [FGIC]	$5,011
4,000	Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	4,495

Massachusetts—5.4%
5,250	Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	5,245
5,740	Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	6,049
20,000	Massachusetts State Housing Finance Agency (Series B) 5.40%, due 12/01/28 [MBIA]	20,630

Michigan—1.6%
4,250	Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,369
5,000	Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/26	5,132

Minnesota—0.9%
5,000	Minneapolis Health Care System Revenue (Allina Health) 5.75%, due 11/15/32	5,216

Mississippi—1.4%
8,000	Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	8,148

Missouri—0.9%
4,000	Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	4,062
1,000	Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,058

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Montana—1.3%
$ 7,480		Forsyth Montana Pollution Control Revenue (Puget Sound Engery) 5.00%, due 3/01/31 [AMBAC]	$7,784

New Mexico—0.4%
2,130		Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	2,133

New York—7.2%
3,500		Long Island Power Authority Electric System Revenue 5.00%, due 9/01/27	3,526
900		Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	944
3,820		Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	4,304
5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 5/15/15	6,329
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,678
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded 5/15/09 @ 100)	1,830
5,250		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	6,952
6,050		Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	6,027
6,000		Triborough Bridge and Tunnel Authority Revenue 5.00%, due 11/15/32	6,233
2,825		Triborough Bridge and Tunnel Authority Revenue 5.125%, due 11/15/29	2,975

North Carolina—2.2%
12,000		North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	13,223

PRINCIPAL AMOUNT		Value (000’s)

North Dakota—0.6%
$ 3,000	Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	$3,317

Oklahoma—1.2%
5,590	McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,900

Pennsylvania—1.7%
5,000	Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	5,263
5,000	Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	5,083

South Carolina—4.9%
190	Charleston County Pollution Control Facilities Revenue 5.90%, due 8/01/03	190
5,500	Pickens and Richland Counties Hospital Facilities Revenue 5.75%, due 8/01/21 [AMBAC]	5,513
15,000	Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	14,913
7,500	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21	8,510

Tennessee—1.2%
7,000	Greenville County Building Equity General Obligation 5.50%, due 12/01/28	7,365

Texas—7.5%
3,750	Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	3,568
10,000	Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	14,140
3,000	Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	3,063
14,300	Hurst-Euless-Bedford Texas Independent School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	14,104

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Texas—(continued)
$ 10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/15 @ 100)	$12
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	5,209
4,500		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,507

Utah—0.8%
4,635		Weber County Utah Hospital Revenue (IHC Health Services) 5.00%, due 8/15/30 [AMBAC]	4,791

Virginia—2.3%
2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	2,546
7,000		Virginia Housing Development Authority 4.95%, due 1/01/43	7,110
3,500		Virginia Public School Authority 5.00%, due 8/01/20	3,731

Washington—5.7%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	731
5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	6,336
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,809
2,500		King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	2,611
2,255		King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,263
2,800		Lewis County Public Utility District #1 Cowlitz Falls Hydroelectric Project Revenue 6.00%, due 10/01/24	2,811
3,111		Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,439

PRINCIPAL AMOUNT			Value (000’s)

Washington—(continued)
$ 6,290		Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	$5,696
7,000		Washington State General Obligation 4.50%, due 7/01/23 [FSA]	6,946
250		Yakima-Tieton Irrigation District Revenue 6.20%, due 6/01/19 [FSA]	260

West Virginia—3.1%
2,945		West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30	3,260
12,055	†	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30 (Prerefunded 9/01/10 @101)	15,233

TOTAL MUNICIPAL BONDS (cost $497,224)			566,327

CASH EQUIVALENTS—4.0%
23,671		Federated Tax-Exempt Money Market Fund, Inc.	23,671

TOTAL CASH EQUIVALENTS (cost $23,671)			23,671

TOTAL INVESTMENTS (cost $520,895)—99.7%r			589,998

Other Assets, less Liabilities			1,945

NET ASSETS			$591,943

^	Security purchased on a when issued basis. See Forward Commitment in Note 2 to the financial statements.
^^	Security was segregated as collateral to cover when issued securities. See Forward Commitment in Note 2 to the financial statements.
†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Municipal Bond Fund

As of June 30, 2003

(Unaudited)

*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

Financial Guaranty Insurance Corp. [FGIC]	10.8%
Financial Security Assurance, Inc. [FSA]	4.4
AMBAC Indemnity Corp. [AMBAC]	4.8
Municipal Bond Investors Assurance Corp. [MBIA]	15.9
Texas Permanent School Fund [PSF]	4.0

44.8%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2003

Mary V. Metastasio

How did the Fund perform?

The Safeco Intermediate-Term Municipal Bond Fund underperformed its benchmark index, the Lehman Brothers 7-Year Municipal Bond Index, for the six-month period ending June 30, 2003.

What factors impacted the Fund’s performance?

Bond holders found the municipal bond market a good place to be in recent months. Bond buyers, however, were faced with rising prices and a scarcity of attractive new issues. The Fund benefited from past positioning to extend weighted average maturity to 8.66 years.

What changes did you make to the Fund and why?

In early 2003, we replaced bonds in the portfolio that were called with two specialty state issues. We bought Los Angeles, CA insured general obligation bonds, and Escambia County, FL health care bonds for Ascension Health. California bonds are trading at attractive levels relative to other states now, and the Florida bonds gave us some additional yield in another state that generally trades very well.

During the period, we sold two positions, both of which were AAA bonds, trading District of Columbia Revenue Bonds issued for George Washington University, and a Cypress-Fairbanks, TX Independent School District issue. New to the portfolio are Forsyth, MT Pollution Control Revenue for Portland General Electric, North Carolina Eastern Municipal Power Agency, and Lincoln County, WY PCR for PacifiCorp. These bonds were trading at very cheap levels relative to AAA bonds, given their quality and other characteristics.

Ms. Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. She has served for several years as the portfolio manager for the Safeco Tax-Free Money Market Fund and the Safeco Intermediate-Term Municipal Bond Fund. She also manages portfolios for the Safeco Trust Company. Mary has a total of 18 years of investment experience, including 15 years as a portfolio manager.

*	As of July 1, 2003, this Fund is co-managed by Ms. Metastasio and Stephen Bauer. They also co-manage the Safeco Municipal Bond Fund, the Safeco California Tax-Free Income Fund and the Safeco Tax-Free Money Market Fund.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

Safeco Intermediate-Term Municipal Bond Fund

(Unaudited)

	With Sales Charge				Without Sales Charge
Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year	Six Month*	1 Year	5 Year	10 Year

Safeco Intermediate-Term Municipal Bond Fund
Class A	(0.87)%	3.04%	4.47%	4.88%	3.77%	7.91%	5.43%	5.36%
Class B	(1.42)%	2.71%	5.06%	5.34%	3.58%	7.71%	5.39%	5.34%
Class C	2.58%	6.71%	5.39%	5.34%	3.58%	7.71%	5.39%	5.34%
Lehman Brothers 7-Year Municipal Bond Index	N/A	N/A	N/A	N/A	3.84%	8.85%	6.39%	6.12%
Lipper, Inc. (Intermediate Municipal Bond Funds)	N/A	N/A	N/A	N/A	3.08%	7.24%	5.29%	5.44%

* Not annualized. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	1.93%
Current Yield (30-day) Class B	1.29%
Current Yield (30-day) Class C	1.29%
Weighted Average Maturity	8.66 years

TOP FIVE HOLDINGS	Percent of Net Assets

New York State Housing Finance Agency Health Facilities Revenue	4.3%
Tempe Arizona Unified High School District #213 General Obligation	3.8
Ohio State Building Authority Adult Correction	3.4
Michigan State Trunk Line Revenue	3.4
Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation	3.4

TOP FIVE STATES	Percent of Net Assets

Illinois	14.8%
Washington	11.9
New York	10.9
Texas	10.0
Michigan	6.0

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

MUNICIPAL BONDS*—98.4%

Alabama—3.3%
$500		Southeast Alabama Gas District System Revenue (Series A) 5.30%, due 6/01/12 [AMBAC]	$570

Alaska—3.0%
500		Alaska Housing Finance Corp. Housing Development 4.15%, due 6/01/12 [MBIA]	517

Arizona—3.8%
600		Tempe Arizona Unified High School District #213 General Obligation 4.50%, due 7/01/11 [FGIC]	648

California—3.8%
300		Los Angeles California Unified School District Unlimited General Obligation 4.50%, due 7/01/10 [FSA]	330
285	†	Sacramento Municipal Utility District Electric Revenue (Series A) 5.50%, due 2/01/11 (Escrowed to Maturity)	327

Florida—3.2%
500		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/11	560

Illinois—14.8%
500	†	Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation 5.25%, due 12/01/10 (Escrowed to Maturity)	584
500		Chicago O’Hare International Airport Revenue 4.35%, due 1/01/10 [AMBAC]	533
500		Chicago Tax Increment Jr Lien South Redevelopment Revenue 5.00%, due 11/15/10 [ACA]	544
500		Illinois Educational Facilities Authority Student Housing Revenue (Educational Advancement Fund) 5.50%, due 5/01/12	526
350		Joliet Waterworks and Sewage Revenue 7.00%, due 1/01/05 [FGIC]	368

Kentucky—3.1%
500		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.25%, due 10/01/12	539

PRINCIPAL AMOUNT			Value (000’s)

Maine—2.0%
$300		Maine Municipal Bond Bank 5.00%, due 11/01/09 [FSA]	$339

Massachusetts—2.7%
400		Massachusetts Water Resources Authority General Revenue 5.25%, due 12/01/08	459

Michigan—6.0%
500		Michigan State Trunk Line Revenue 5.50%, due 11/01/10 [FSA]	586
400		Wayne Charter County Airport Revenue (Series C) 5.00%, due 12/01/12 [FGIC]	450

Montana—3.0%
500		Forsyth Pollution Control Revenue 5.20%, due 5/01/33	517

New York—10.9%
500		Metropolitan Transportation Authority New York State Service Contract 5.50%, due 7/01/14	583
700		New York State Housing Finance Agency Health Facilities Revenue 6.375%, due 11/01/04	748
500		New York Urban Development Corp. Correctional and Youth Facilities Revenue 5.00%, due 1/01/17	549

North Carolina—3.1%
500		North Carolina Eastern Municipal Power Agency Power System Revenue 5.50%, due 1/01/14	543

Ohio—3.4%
500		Ohio State Building Authority Adult Correction 5.50%, due 10/01/11 [FSA]	586

Oklahoma—0.8%
130	†	Oklahoma Industries Authority Health Facilities Revenue (Sisters of Mercy Health System, St. Louis, Inc.) 5.20%, due 6/01/05 (Escrowed to Maturity)	137

Pennsylvania—3.3%
500		Philadelphia Parking Authority Airport Parking Revenue 4.875%, due 9/01/09 [FSA]	564

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

South Carolina—3.4%
$500	Greenville County School District Installment Purchase Revenue 5.50%, due 12/01/12	$578

Texas—10.0%
250	Austin Combined Utility Systems Revenue 5.80%, due 11/15/06	282
500	Sam Rayburn Municipal Power Agency 5.00%, due 10/01/09	553
300	San Felipe Del Rio Texas Independent School District Unlimited General Obligation 5.00%, due 8/15/12 [PSF]	335
500	Tomball Independent School District General Obligation 5.00%, due 2/15/11 [PSF]	563

Washington—11.9%
360	King County Housing Authority Pooled Housing Revenue 4.70%, due 7/01/08	384
485	King County School District #415 (Kent) Unlimited General Obligation 5.50%, due 6/01/13 [FSA]	569
500	Renton Water and Sewer Revenue 4.40%, due 12/01/15 [FSA]	528
500	Seattle Library Facilities Unlimited General Obligation (Series A) 5.375%, due 12/01/10	572

Wyoming—2.9%
500	Lincoln County Pollution Control Revenue 3.40%, due 1/01/16	501

TOTAL MUNICIPAL BONDS (cost $15,726)		16,972

CASH EQUIVALENTS—0.0%
2	Federated Tax-Exempt Money Market Fund, Inc.	2

TOTAL CASH EQUIVALENTS (cost $2)		2

TOTAL INVESTMENTS (cost $15,728)—98.4%		16,974

Other Assets, less Liabilities		282

NET ASSETS		$17,256

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	6.5%
Financial Guaranty Insurance Corp. [FGIC]	8.6
Financial Security Assurance, Inc. [FSA]	20.6
American Capital Access Corp. [ACA]	3.2
Municipal Bond Investors Assurance Corp. [MBIA]	3.0
Texas Permanent School Fund [PSF]	5.3

47.2%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Money Market Fund

As of June 30, 2003

Lesley Fox

How did the Fund perform?

The Fund had returns for the six-month period ending June 30, 2003 above the average of other taxable money market funds. However, the 12-month return on the Fund was lower than the 2.1% year-over-year increase in the Consumer Price Index (CPI) as of the end of June, 2003.

What factors impacted the Fund’s performance?

The money market yield curve remains flat with historically low rates. The Federal Reserve Bank’s Open Market Committee (FOMC) lowered the Fed Funds rate from 1.25% to 1.00% on June 25, although many economists had predicted they might lower the rate to 0.75%. The FOMC statement revealed that while there are some signs of growth in the economy, the Committee is still concerned about the possibility of deflation. The main reason the Fund performed well is that it holds securities purchased many months ago at much higher rates than currently available. The Fund also holds floating rate notes, purchased at attractive spreads, which should perform well in every interest rate environment.

Because of the possibility of a 0.50% drop in the Fed Funds rate prior to June 25, money market products traded below 1.00% for much of the second quarter. I predicted that the rate would only be dropped by 0.25% and was correct in that assumption. Prior to June 25, I had a larger-than-normal amount of cash which I was able to invest at higher rates after the FOMC meeting. This helped the performance of the Fund.

What changes did you make to the Fund and why?

I purchased some fixed-rate taxable municipal bonds at attractive levels compared to corporate bonds. The allocation of floating rate notes was reduced from 22% in the Fund at the end of the first quarter to 19% on June 30, 2003. I had some corporate floater maturities during the quarter but was unable to replace them with floaters at reasonable spreads. I held on to floating rate notes with high spreads to the underlying indices because they reset at relatively higher rates. The Fund had a higher allocation of Commercial Paper (CP) this quarter (58% second quarter vs. 47% first quarter).

I continue to search for the best short-term yield opportunities in floating or fixed rate securities. As always, credit risk in the Fund is managed very conservatively.

Ms. Lesley Fox—Portfolio Manager

B.S.—Finance; University of Utah (1988), M.B.A.—Finance; George Washington University (1992)

Lesley joined Safeco Asset Management in 2000 as a portfolio manager for the Safeco Money Market Fund. She is also part of the team that manages the Safeco U.S. Government Fund. Prior to joining Safeco, she spent five years managing $3.5 billion in short-term funds for King County. She began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989. Lesley has 14 years of investment experience.

*	As of July 1, 2003, the Safeco Money Market Fund is co-managed by Ms. Fox and Cathleen Beauchamp.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

Safeco Money Market Fund

(Unaudited)

Average Annual Total Return for the periods ended June 30, 2003	Six Month*	1 Year	5 Year	10 Year

Safeco Money Market Fund
Class A	0.35%	0.92%	3.68%	4.05%
Class B	0.35%	0.92%	3.66%	4.04%
Class C	0.35%	0.92%	3.65%	4.03%
Lipper, Inc. (Money Market Funds)	0.26%	0.72%	3.47%	4.08%

* Not annualized Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	65 Days	7 Day Yield Class A	0.48%
		7 Day Yield Class B	0.48%
		7 Day Yield Class C	0.48%

Portfolio of Investments

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

COMMERCIAL PAPER—57.6%

Asset Backed—14.8%
$12,000	Corporate Receivables Corp. 1.00%, due 7/14/03	$11,996
9,750	Corporate Receivables Corp. 1.23%, due 7/02/03	9,750
21,500	Moat Fundings, LLC 1.23%, due 8/08/03	21,472
7,000	Receivables Capital Corp. 1.01%, due 7/21/03	6,996
15,000	Receivables Capital Corp. 1.05%, due 7/24/03	14,990

Consumer Finance—4.9%
1,000	Cooperative Association of Tractor Dealers 1.02%, due 11/05/03	996
4,900	Cooperative Association of Tractor Dealers 1.27%, due 10/20/03	4,881
3,400	Cooperative Association of Tractor Dealers 1.27%, due 10/20/03	3,387
1,100	Cooperative Association of Tractor Dealers 1.27%, due 10/21/03	1,096
3,000	Cooperative Association of Tractor Dealers 1.27%, due 11/07/03	2,986
5,000	Cooperative Association of Tractor Dealers 1.27%, due 7/24/03	4,996

PRINCIPAL AMOUNT		Value (000’s)

Consumer Finance—(continued)
$1,700	Cooperative Association of Tractor Dealers 1.27%, due 8/29/03	$1,696
1,800	Cooperative Association of Tractor Dealers 1.27%, due 9/09/03	1,796

Diversified Banks—5.2%
23,000	UBS Finance, Inc. 1.31%, due 7/01/03	23,000

Investment Banking & Brokerage—4.1%
18,000	Merrill Lynch & Co., Inc. 1.30%, due 7/01/03	18,000

Other Diversified Financial Services—12.7%
22,000	General Electric Capital Corp. 1.03%, due 9/09/03	21,956
8,500	Household Finance Corp. 1.03%, due 7/25/03	8,494
8,500	Household Finance Corp. 1.04%, due 8/01/03	8,492
17,400	The Societe Generale Group 1.05%, due 8/06/03	17,382

Regional Banks—2.9%
13,000	Toronto Dominion Holdings, Inc. 1.03%, due 9/19/03	12,970

Specialized Finance—13.0%
21,000	American Express Credit Corp. 1.23%, due 7/15/03	20,990
14,000	International Lease Finance Corp. 1.05%, due 8/08/03	13,984

Portfolio of Investments

Safeco Money Market Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT			Value (000’s)

Specialized Finance—(continued)
$21,900		National Rural Utilities Cooperative Finance Corp. 1.08%, due 7/17/03	$21,889

TOTAL COMMERCIAL PAPER (cost $254,195)			254,195

CORPORATE BONDS—27.7%

Asset Backed—1.1%
4,750		Associates Corp. of North America 5.75%, due 11/01/03	4,815

Brewers—0.8%
3,330		New Belgium Brewery Co. 1.15%, due 7/01/15 Put Date 7/03/03	3,330

Diversified Banks—6.8%
3,700		Banc One Corp. 8.74%, due 9/15/03	3,755
4,123		Bank of America Corp. 5.75%, due 3/01/04	4,240
4,055		First USA Bank 7.65%, due 8/01/03	4,074
1,000		Nationsbank Corp. 6.125%, due 7/15/04	1,052
9,500		Nationsbank Corp. 6.50%, due 8/15/03	9,555
3,000		Star Banc Corp. 5.875%, due 11/01/03	3,046
4,125		Wells Fargo Financial, Inc. 7.25%, due 7/14/03	4,134

General Merchandise Stores—0.5%
2,100		Racetrac Capital, LLC 1.03%, due 4/01/18 Put Date 7/02/03	2,100

Hotels, Resorts & Cruise Lines—0.6%
2,640		Smuggler’s Notch Management Co. 1.15%, due 9/01/15 Put Date 7/03/03	2,640

Investment Banking & Brokerage—11.0%
8,000	#	Goldman Sachs Group, LP (144A) 1.54%, due 5/12/04 Put Date 7/15/03	8,000
2,230		Lehman Brothers Holdings, Inc. 6.125%, due 7/15/03	2,234
16,400		Lehman Brothers Holdings, Inc. 6.625%, due 4/01/04	17,054

PRINCIPAL AMOUNT		Value (000’s)

Investment Banking & Brokerage—(continued)
$1,000	Lehman Brothers Holdings, Inc. 7.36% beg. 12/15/96 Step Bond due 12/15/03	$1,024
19,142	Morgan Stanley Dean Witter Co. 5.625%, due 1/20/04	19,593
909	Salomon Smith Barney Holdings, Inc. 7.00%, due 3/15/04	947

Real Estate Management & Development—3.1%
8,200	Loft Quest, LLC 1.12%, due 6/01/27 Put Date 7/03/03	8,200
5,500	SF Tarns, LLC 1.12%, due 1/01/28 Put date 7/03/03	5,500

Regional Banks—0.6%
2,775	First Bank National Association 6.00%, due 10/15/03	2,809

Specialized Finance—1.7%
7,375	International Lease Finance Corp. 5.25%, due 5/03/04	7,600

Thrifts & Mortgage Finance—1.5%
4,430	Countrywide Funding Corp. 6.69%, due 7/14/03	4,436
2,000	Countrywide Home Loans, Inc. 1.5675%, due 12/10/03	2,000

TOTAL CORPORATE BONDS (cost $122,138)		122,138

MUNICIPAL BONDS—18.3%

Airport and Seaport—4.7%
20,805	New Jersey Turnpike Authority Revenue ^ 1.15%, due 1/01/04	20,805

Diversified Commercial Services—0.5%
2,000	Wake Forest University 1.03%, due 7/01/17 Put Date 7/03/03	2,000

Health Care Distributors—1.8%
8,100	New Hampshire Business Finance Authority Revenue ^^ 1.10%, due 6/01/28 Put Date 7/03/03	8,100

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Money Market Fund

As of June 30, 2003

(Unaudited)

PRINCIPAL AMOUNT		Value (000’s)

Homebuilding—2.1%
$1,000	Breckenridge Terrace, LLC Tax Revenue 1.07%, due 5/01/39 Put Date 7/03/03	$1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.07%, due 5/01/39 Put Date 7/03/03	2,000
6,433	Summer Station Apartments, LLC 1.08%, due 6/01/19 Put Date 7/02/03	6,433

Hotels, Resorts & Cruise Lines—0.9%
3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.07%, due 7/01/35 Put Date 7/03/03	3,885

Managed Health Care—5.7%
6,875	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.10%, due 7/01/29 Put Date 7/02/03	6,875
6,425	Maryland Health and Higher Education Facilities Authority Revenue 1.10%, due 1/01/28 Put Date 7/02/03	6,425
5,000	Presbyterian Homes and Service 1.09%, due 12/01/28 Put Date 7/03/03	5,000
6,900	Village Green Finance Co. ^^ 1.03%, due 11/01/22 Put Date 7/02/03	6,900

University Revenue—2.6%
11,300	New York Dormitory Authority Revenue (City University Systems) ^^ 1.59%, due 1/01/04	11,300

TOTAL MUNICIPAL BONDS (cost $80,723)		80,723

CASH EQUIVALENTS—0.8%

Investment Companies
3,359	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	3,359

TOTAL CASH EQUIVALENTS (cost $3,359)		3,359

PRINCIPAL AMOUNT	Value (000’s)

TOTAL INVESTMENTS (cost $460,415)—104.4%	$460,415

Other Assets, less Liabilities	(19,250)

NET ASSETS	$441,165

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 6/30/03. These rates change periodically based on specified market rates or indices.

^	Security purchased on a when issued basis. See Forward Commitment in Note 2 to the financial statements.
^^	Security was segregated as collateral to cover when issued securities. See Forward Commitment in Note 2
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under rule 144A of the Securities Act of 1933. The total cost and value of such securities is $8,000,000 or 1.8% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of June 30, 2003

(Unaudited)

	–(In Thousands, Except Per-Share Amounts)–	Safeco Growth Opportunities Fund	Safeco Equity Fund	Safeco Dividend Income Fund

	Assets
	Investments, at Cost	$559,569	$569,720	$121,620

	Investments in Unaffiliated Issuers, at Value	$442,496	$722,295	$139,606
	Investments in Affiliated Issuers, at Value	157,093	–	–

	Total Investments at Value	599,589	722,295	139,606
	Cash	–	–	–
	Receivable for Investment Securities Sold	1,434	–	–
	Receivable for Trust Shares Sold	399	10	1
	Dividends and Interest Receivable	116	854	278
	Receivable From Advisor	37	15	3
	Other Assets	10	–	–

	Total Assets	601,585	723,174	139,888
	Liabilities
	Payable for Investment Securities Purchased	–	–	–
	Payable for Trust Shares Redeemed	47	52	12
	Payable Upon Return of Securities Loaned	120,260	11,306	–
	Dividends Payable	–	1,160	578
	Investment Advisory Fees Payable	256	383	79
	Other Accrued Expenses	208	278	55

	Total Liabilities	120,771	13,179	724

	Net Assets	$480,814	$709,995	$139,164

	Components of Net Assets:
	Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$616,922	$633,712	$129,588
	Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	40,020	152,575	17,986
	Accumulated Undistributed Net Investment Income (Loss)	(1,126)	–	–
	Accumulated Realized Loss	(175,002)	(76,292)	(8,410)

	Net Assets	$480,814	$709,995	$139,164

Investor Class:	Net Assets	$450,951	$683,435	$137,371
	Trust Shares Outstanding	22,323	45,585	8,379
	Net Asset Value, Offering Price, and Redemption Price Per Share	$20.20	$14.99	$16.39

Class A:	Net Assets	$19,935	$15,474	$853
	Trust Shares Outstanding	1,001	1,031	52
	Net Asset Value and Redemption Price Per Share	$19.92	$15.01	$16.48

	Maximum Offering Price Per Share (Including Sales Charge of 5.75%)	$21.14	$15.93	$17.49

Class B:	Net Assets	$9,758	$10,934	$840
	Trust Shares Outstanding	516	745	51
	Net Asset Value and Offering Price Per Share	$18.90	$14.67	$16.50

Class C:	Net Assets	$170	$152	$100
	Trust Shares Outstanding	9	10	6
	Net Asset Value and Offering Price Per Share	$18.90	$14.69	$16.56

Institutional Class:	Net Assets	–	–	–
	Trust Shares Outstanding
	Net Asset Value and Offering Price Per Share

SEE NOTES TO FINANCIAL STATEMENTS

	–(In Thousands, Except Per-Share Amounts)–	Safeco Northwest Fund	Safeco International Stock Fund	Safeco Balanced Fund	Safeco Small Company Value Fund	Safeco U.S. Value Fund	Safeco Small Company Growth Fund	Safeco U.S. Growth Fund

	Assets
	Investments, at Cost	$68,249	$20,255	$17,087	$50,418	$8,425	$4,684	$5,154

	Investments in Unaffiliated Issuers, at Value	$82,263	$23,330	$17,882	$58,406	$8,753	$5,752	$5,109
	Investments in Affiliated Issuers, at Value	–	–	–	–	–	–	–

	Total Investments at Value	82,263	23,330	17,882	58,406	8,753	5,752	5,109
	Cash	–	666	–	–	–	–	–
	Receivable for Investment Securities Sold	–	–	–	1,326	–	–	–
	Receivable for Trust Shares Sold	4	–	–	28	–	–	–
	Dividends and Interest Receivable	33	63	77	50	11	5	4
	Receivable From Advisor	7	11	3	8	5	7	10
	Other Assets	–	–	–	2	–	–	–

	Total Assets	82,307	24,070	17,962	59,820	8,769	5,764	5,123
	Liabilities
	Payable for Investment Securities Purchased	–	17	–	223	–	28	–
	Payable for Trust Shares Redeemed	17	220	–	–	–	–	–
	Payable Upon Return of Securities Loaned	6,452	–	214	7,939	267	–	–
	Dividends Payable	–	–	99	–	25	–	–
	Investment Advisory Fees Payable	42	19	10	30	5	5	3
	Other Accrued Expenses	37	4	18	35	4	17	15

	Total Liabilities	6,548	260	341	8,227	301	50	18

	Net Assets	$75,759	$23,810	$17,621	$51,593	$8,468	$5,714	$5,105

	Components of Net Assets:
	Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$75,117	$28,851	$17,897	$50,131	$9,081	$5,823	$5,938
	Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	14,014	3,075	795	7,988	328	1,068	(45)
	Accumulated Undistributed Net Investment Income (Loss)	(4)	261	(10)	156	–	(67)	(44)
	Accumulated Realized Loss	(13,368)	(8,377)	(1,061)	(6,682)	(941)	(1,110)	(744)

	Net Assets	$75,759	$23,810	$17,621	$51,593	$8,468	$5,714	$5,105

Investor Class:	Net Assets	$67,425	$19,574	$14,723	$48,215	$7,523	$2,659	$2,482
	Trust Shares Outstanding	3,893	2,189	1,339	3,113	765	268	294
	Net Asset Value, Offering Price, and Redemption Price Per Share	$17.32	$8.94	$10.99	$15.49	$9.84	$9.93	$8.45

Class A:	Net Assets	$4,060	$936	$1,253	$1,938	$356	$1,074	$918
	Trust Shares Outstanding	239	106	114	128	36	108	109
	Net Asset Value and Redemption Price Per Share	$16.96	$8.86	$11.03	$15.19	$9.84	$9.89	$8.43

	Maximum Offering Price Per Share (Including Sales Charge of 5.75%)	$17.99	$9.40	$11.70	$16.12	$10.44	$10.49	$8.94

Class B:	Net Assets	$4,184	$704	$1,645	$1,440	$589	$1,005	$862
	Trust Shares Outstanding	259	81	150	99	60	103	104
	Net Asset Value and Offering Price Per Share	$16.16	$8.66	$11.00	$14.56	$9.79	$9.76	$8.32

Class C:	Net Assets	$90	$84	–	–	–	$976	$843
	Trust Shares Outstanding	6	10				100	101
	Net Asset Value and Offering Price Per Share	$16.16	$8.66				$9.76	$8.32

Institutional Class:	Net Assets	–	$2,512	–	–	–	–	–
	Trust Shares Outstanding		281
	Net Asset Value and Offering Price Per Share		$8.95

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of June 30, 2003

(Unaudited)

–(In Thousands, Except Per-Share Amounts)–	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Treasury Fund	Safeco U.S. Government Fund

Assets:
Investments, at Cost	$50,422	$30,390	$52,619

Investments, at Value	$52,807	$31,682	$54,834
Receivable Investment Securities Sold	1,224	–	–
Receivable Trust Shares Sold	–	202	–
Dividends and Interest Receivable	894	329	394
Receivable From Advisor	37	4	58
Other Assets	2	–	–

Total Assets	54,964	32,217	55,286
Liabilities:
Payable for Investment Securities Purchased	1,663	–	–
Payable Upon Return of Securities Loaned	6,777	–	–
Notes Payable	–	–	–
Dividends Payable	298	89	249
Investment Advisory Fees Payable	24	14	24
Other Accrued Expenses	15	21	19

Total Liabilities	8,777	124	292

Net Assets	$46,187	$32,093	$54,994

Components of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$71,822	$30,706	$54,789
Net Unrealized Appreciation on Investments	2,385	1,292	2,215
Accumulated Undistributed Net Investment Income (Loss)	237	(198)	(251)
Accumulated Realized Gain (Loss)	(28,257)	293	(1,759)

Net Assets	$46,187	$32,093	$54,994

Investor Class:
Net Assets	$41,671	$24,244	$53,723
Trust Shares Outstanding	7,522	2,194	5,435
Net Asset Value, Offering Price, and Redemption Price Per Share	$5.54	$11.05	$9.88

Class A:
Net Assets	$3,722	$4,547	$830
Trust Shares Outstanding	672	412	84
Net Asset Value and Redemption Price Per Share	$5.54	$11.03	$9.89

Maximum Offering Price Per Share (Including Sales Charge of 4.5%)	$5.80	$11.55	$10.36

Class B:
Net Assets	$692	$3,302	$441
Trust Shares Outstanding	125	299	44
Net Asset Value and Offering Price Per Share	$5.54	$11.07	$9.90

Class C:
Net Assets	$102	–	–
Trust Shares Outstanding	18
Net Asset Value and Offering Price Per Share	$5.55

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands, Except Per-Share Amounts)–	Safeco Managed Bond Fund	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate- Term Municipal Bond Fund	Safeco Money Market Fund

Assets:
Investments, at Cost	$10,580	$86,724	$520,895	$15,728	$460,415

Investments, at Value	$11,019	$95,251	$589,998	$16,974	$460,415
Receivable Investment Securities Sold	–	–	–	–	–
Receivable Trust Shares Sold	–	58	145	227	–
Dividends and Interest Receivable	106	1,477	8,262	184	2,004
Receivable From Advisor	14	49	–	41	1
Other Assets	–	–	–	–	–

Total Assets	11,139	96,835	598,405	17,426	462,420
Liabilities:
Payable for Investment Securities Purchased	–	2,015	4,038	–	20,805
Payable Upon Return of Securities Loaned	239	–	–	–	–
Notes Payable	–	–	–	95	–
Dividends Payable	41	367	2,134	66	225
Investment Advisory Fees Payable	4	38	226	7	167
Other Accrued Expenses	14	27	64	2	58

Total Liabilities	298	2,447	6,462	170	21,255

Net Assets	$10,841	$94,388	$591,943	$17,256	$441,165

Components of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$10,655	$85,306	$517,529	$15,910	$441,165
Net Unrealized Appreciation on Investments	439	8,527	69,103	1,246	–
Accumulated Undistributed Net Investment Income (Loss)	(16)	347	1,964	–	–
Accumulated Realized Gain (Loss)	(237)	208	3,347	100	–

Net Assets	$10,841	$94,388	$591,943	$17,256	$441,165

Investor Class:
Net Assets	$8,480	$92,479	$581,546	$16,679	$435,386
Trust Shares Outstanding	974	7,163	39,552	1,473	435,386
Net Asset Value, Offering Price, and Redemption Price Per Share	$8.71	$12.91	$14.70	$11.33	$1.00

Class A:
Net Assets	$1,284	$886	$6,995	$375	$4,467
Trust Shares Outstanding	147	69	475	33	4,467
Net Asset Value and Redemption Price Per Share	$8.69	$12.92	$14.72	$11.32	$1.00

Maximum Offering Price Per Share (Including Sales Charge of 4.5%)	$9.10	$13.53	$15.41	$11.85	–

Class B:
Net Assets	$1,077	$1,023	$3,402	$101	$1,178
Trust Shares Outstanding	124	79	232	9	1,178
Net Asset Value and Offering Price Per Share	$8.69	$12.89	$14.68	$11.32	$1.00

Class C:
Net Assets	–	–	–	$101	$134
Trust Shares Outstanding				9	134
Net Asset Value and Offering Price Per Share				$11.32	$1.00

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six-Month Period Ended June 30, 2003

(Unaudited)

–(In Thousands)–	Safeco Growth Opportunities Fund	Safeco Equity Fund	Safeco Dividend Income Fund

Investment Income
Dividends from Unaffiliated Issuers (Net of Foreign Taxes Withheld of $45 in the International Stock Fund)	$523	$6,033	$1,610
Dividends from Affiliated Issuers	436	–	–
Interest	75	127	32
Income from Securities Loaned, net	119	17	16

Total Investment Income	1,153	6,177	1,658
Expenses
Investment Advisory	1,395	2,218	453
Fund Accounting and Administration	110	135	58
Transfer Agent—Investor Class	721	954	170
—Class A	112	162	2
—Class B	27	29	3
Shareholder Service—Class A	20	18	1
—Class B	10	13	1
—Class C	–	–	–
Distribution —Class B	31	39	3
—Class C	1	1	–
Legal and Auditing	24	31	15
Custodian	22	23	6
Registration	18	20	18
Reports to Shareholders	109	136	16
Trustees	6	7	4
Loan Interest	1	–	–
Other	15	22	6

Total Expenses Before Expense Reimbursement	2,622	3,808	756
Expense Reimbursement From Advisor—Investor Class	(223)	(16)	(34)
—Class A	(101)	(160)	(2)
—Class B	(19)	(17)	(2)
—Class C	–	–	–
—Institutional Class	–	–	–

Total Expenses After Expense Reimbursement	2,279	3,615	718

Investment Income (Loss)	(1,126)	2,562	940
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	(31,338)	(28,637)	(2,774)
Investments in Affiliated Issuers	(13,983)	–	–
Foreign Currency Transactions	–	–	–

Total Net Realized Gain (Loss)	(45,321)	(28,637)	(2,774)
Net Change in Unrealized Appreciation (Depreciation)	116,394	97,346	12,026

Net Gain (Loss) on Investments and Foreign Currency	71,073	68,709	9,252

Net Change in Net Assets Resulting from Operations	$69,947	$71,271	$10,192

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	Safeco Northwest Fund	Safeco International Stock Fund	Safeco Balanced Fund	Safeco Small Company Value Fund	Safeco U.S. Value Fund	Safeco Small Company Growth Fund	Safeco U.S. Growth Fund

Investment Income
Dividends from Unaffiliated Issuers (Net of Foreign Taxes Withheld of $45 in the International Stock Fund)	$358	$410	$122	$393	$90	$17	$28
Dividends from Affiliated Issuers	–	–	–	–	–	–	–
Interest	10	–	178	15	2	1	1
Income from Securities Loaned, net	15	–	–	3	–	–	–

Total Investment Income	383	410	300	411	92	18	29
Expenses
Investment Advisory	231	104	58	161	26	24	19
Fund Accounting and Administration	30	9	7	19	3	2	2
Transfer Agent—Investor Class	98	51	19	83	8	2	1
—Class A	11	3	3	5	1	–	–
—Class B	11	5	4	4	2	–	–
Shareholder Service—Class A	4	1	2	2	–	1	1
—Class B	5	1	2	2	1	1	1
—Class C	–	–	–	–	–	1	1
Distribution —Class B	14	3	6	5	2	3	3
—Class C	–	–	–	–	–	3	3
Legal and Auditing	12	11	11	11	10	10	10
Custodian	5	14	3	6	2	8	3
Registration	12	15	6	6	14	17	17
Reports to Shareholders	12	5	3	8	1	–	–
Trustees	4	4	4	4	4	4	4
Loan Interest	–	–	–	–	–	–	–
Other	4	6	2	3	2	3	2

Total Expenses Before Expense Reimbursement	453	232	130	319	76	79	67
Expense Reimbursement From Advisor—Investor Class	(48)	(62)	(20)	(56)	(26)	(15)	(15)
—Class A	(9)	(4)	(4)	(4)	(2)	(6)	(6)
—Class B	(9)	(5)	(5)	(4)	(3)	(5)	(5)
—Class C	–	–	–	–	–	(5)	(5)
—Institutional Class	–	(12)	–	–	–	–	–

Total Expenses After Expense Reimbursement	387	149	101	255	45	48	36

Investment Income (Loss)	(4)	261	199	156	47	(30)	(7)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	(1,093)	(1,374)	(176)	1,304	(182)	(42)	(253)
Investments in Affiliated Issuers	–	–	–	–	–	–	–
Foreign Currency Transactions	–	(10)	–	–	–	–	–

Total Net Realized Gain (Loss)	(1,093)	(1,384)	(176)	1,304	(182)	(42)	(253)
Net Change in Unrealized Appreciation (Depreciation)	14,255	2,665	1,169	6,013	867	978	671

Net Gain (Loss) on Investments and Foreign Currency	13,162	1,281	993	7,317	685	936	418

Net Change in Net Assets Resulting from Operations	$13,158	$1,542	$1,192	$7,473	$732	$906	$411

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six-Month Period Ended June 30, 2003

(Unaudited)

–(In Thousands)–	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Treasury Fund	Safeco U.S. Government Fund

Investment Income
Dividends	$105	$–	$–
Interest	1,953	729	1,348
Income from Securities Loaned, net	8	–	–

Total Investment Income	2,066	729	1,348

Expenses
Investment Advisory	133	82	153
Fund Accounting and Administration	18	13	25
Transfer Agent—Investor Class	50	21	39
—Class A	2	5	1
—Class B	3	2	1
Shareholder Service—Class A	4	5	1
—Class B	1	3	–
Distribution—Class B	2	10	1
Legal and Auditing	11	11	12
Custodian	7	3	4
Registration	14	15	19
Reports to Shareholders	6	3	5
Trustees	4	4	4
Other	4	2	3

Total Expenses Before Expense Reimbursement/Waiver	259	179	268
Expense Reimbursement/Waiver From Advisor—Investor Class	(61)	(13)	(56)
—Class A	(3)	(4)	(2)
—Class B	(3)	(2)	(1)
—Class C	–	–	–

Total Expenses After Expense Reimbursement/Waiver	192	160	209

Investment Income	1,874	569	1,139

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(438)	302	396
Net Change in Unrealized Appreciation (Depreciation)	5,619	34	(249)

Net Gain (Loss) on Investments	5,181	336	147

Net Change in Net Assets Resulting from Operations	$7,055	$905	$1,286

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	Safeco Managed Bond Fund	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate-Term Municipal Bond Fund	Safeco Money Market Fund

Investment Income
Dividends	$–	$–	$–	$–	$–
Interest	254	2,493	15,722	369	2,947
Income from Securities Loaned, net	–	–	–	–	–

Total Investment Income	254	2,493	15,722	369	2,947

Expenses
Investment Advisory	27	235	1,364	41	965
Fund Accounting and Administration	5	42	127	8	109
Transfer Agent—Investor Class	8	31	150	5	160
—Class A	3	–	1	–	9
—Class B	2	–	1	–	3
Shareholder Service—Class A	2	1	6	–	–
—Class B	1	1	4	–	–
Distribution—Class B	4	4	11	–	–
Legal and Auditing	10	13	27	11	22
Custodian	2	5	20	2	18
Registration	14	5	20	19	63
Reports to Shareholders	2	5	18	1	21
Trustees	4	4	6	4	5
Other	2	5	20	6	11

Total Expenses Before Expense Reimbursement/Waiver	86	351	1,775	97	1,386
Expense Reimbursement/Waiver From Advisor—Investor Class	(28)	(47)	–	(23)	(16)
—Class A	(6)	(1)	–	(5)	(6)
—Class B	(5)	(1)	–	(5)	(2)
—Class C	–	–	–	(5)	–

Total Expenses After Expense Reimbursement/Waiver	47	302	1,775	59	1,362

Investment Income	207	2,191	13,947	310	1,585

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	95	208	3,349	101	–
Net Change in Unrealized Appreciation (Depreciation)	81	1,735	9,817	252	–

Net Gain (Loss) on Investments	176	1,943	13,166	353	–

Net Change in Net Assets Resulting from Operations	$383	$4,134	$27,113	$663	$1,585

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

(Unaudited)

		Safeco Growth Opportunities Fund		Safeco Equity Fund		Safeco Dividend Income Fund		Safeco Northwest Fund

–(In Thousands)–	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

Operations

Net Investment Income (Loss)	$(1,126)	$(5,676)	$2,562	$6,437	$940	$2,380	$(4)	$(176)

Net Realized Gain (Loss) on Investments and Foreign Currency	(45,321)	(114,069)	(28,637)	(17,633)	(2,774)	(4,875)	(1,093)	(7,585)

Net Change in Unrealized Appreciation (Depreciation)	116,394	(176,160)	97,346	(264,417)	12,026	(27,526)	14,255	(14,516)

Net Change in Net Assets Resulting from Operations	69,947	(295,905)	71,271	(275,613)	10,192	(30,021)	13,158	(22,277)

Distributions to Shareholders From:

Net Investment Income

—Investor Class	–	–	(2,528)	(6,358)	(934)	(2,373)	–	–

—Class A	–	–	(38)	(81)	(4)	(11)	–	–

—Class B	–	–	–	–	(2)	(5)	–	–

—Class C	–	–	–	–	–	(1)	–	–

—Institutional Class	–	–	–	–	–	–	–	–

Net Realized Gain on Investments

—Investor Class	–	–	–	–	–	–	–	–

—Class A	–	–	–	–	–	–	–	–

—Class B	–	–	–	–	–	–	–	–

—Class C	–	–	–	–	–	–	–	–

—Institutional Class	–	–	–	–	–	–	–	–

Total	–	–	(2,566)	(6,439)	(940)	(2,390)	–	–

Net Trust Share Transactions	(30,219)	(140,945)	(41,841)	(155,949)	(4,103)	(13,633)	(2,352)	(9,059)

Redemption Fees	20	447	–	–	–	–	1	4

Total Change in Net Assets	39,748	(436,403)	26,864	(438,001)	5,149	(46,044)	10,807	(31,332)

Net Assets at Beginning of Period	441,066	877,469	683,131	1,121,132	134,015	180,059	64,952	96,284

Net Assets at End of Period	$480,814	$441,066	$709,995	$683,131	$139,164	$134,015	$75,759	$64,952

Tax Character of Distributions Paid:
Ordinary Income	$–	$–	$2,566	$6,439	$940	$2,390	$–	$–
Long-term Capital Gains	–	–	–	–	–	–	–	–

Total	$–	$–	$2,566	$6,439	$940	$2,390	$–	$–

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS

	Safeco International Stock Fund		Safeco Balanced Fund		Safeco Small Company Value Fund		Safeco U.S. Value Fund		Safeco Small Company Growth Fund		Safeco U.S. Growth Fund

–(In Thousands)–	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

Operations

Net Investment Income (Loss)	$261	$182	$199	$447	$156	$144	$47	$106	$(30)	$(86)	$(7)	$(35)

Net Realized Gain (Loss) on Investments and Foreign Currency	(1,384)	(1,191)	(176)	(765)	1,304	(353)	(182)	(542)	(42)	(1,061)	(253)	(491)

Net Change in Unrealized Appreciation (Depreciation)	2,665	(3,726)	1,169	(1,330)	6,013	(1,769)	867	(1,324)	978	(569)	671	(1,025)

Net Change in Net Assets Resulting from Operations	1,542	(4,735)	1,192	(1,648)	7,473	(1,978)	732	(1,760)	906	(1,716)	411	(1,551)

Distributions to Shareholders From:

Net Investment Income

—Investor Class	–	(205)	(174)	(407)	–	(149)	(45)	(101)	–	–	–	(4)

—Class A	–	(7)	(16)	(44)	–	(3)	(1)	(3)	–	–	–	–

—Class B	–	–	(12)	(33)	–	–	(1)	(2)	–	–	–	–

—Class C	–	–	–	–	–	–	–	–	–	–	–	–

—Institutional Class	–	–	–	–	–	–	–	–	–	–	–	–

Net Realized Gain on Investments

—Investor Class	–	–	–	–	–	–	–	–	–	(8)	–	(5)

—Class A	–	–	–	–	–	–	–	–	–	(3)	–	(2)

—Class B	–	–	–	–	–	–	–	–	–	(3)	–	(2)

—Class C	–	–	–	–	–	–	–	–	–	(3)	–	(2)

—Institutional Class	–	–	–	–	–	–	–	–	–	–	–	–

Total	–	(212)	(202)	(484)	–	(152)	(47)	(106)	–	(17)	–	(15)

Net Trust Share Transactions	2,388	(739)	(184)	499	3,543	10,709	297	82	171	606	241	449

Redemption Fees	30	62	–	–	4	8	–	–	–	1	–	–

Total Change in Net Assets	3,960	(5,624)	806	(1,633)	11,020	8,587	982	(1,784)	1,077	(1,126)	652	(1,117)

Net Assets at Beginning of Period	19,850	25,474	16,815	18,448	40,573	31,986	7,486	9,270	4,637	5,763	4,453	5,570

Net Assets at End of Period	$23,810	$19,850	$17,621	$16,815	$51,593	$40,573	$8,468	$7,486	$5,714	$4,637	$5,105	$4,453

Tax Character of Distributions Paid:
Ordinary Income	$–	$212	$202	$484	$–	$152	$47	$106	$–	$17	$–	$15
Long-term Capital Gains	–	–	–	–	–	–	–	–	–	–	–	–

Total	$–	$212	$202	$484	$–	$152	$47	$106	$–	$17	$–	$15

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

(Unaudited)

	Safeco High-Yield Bond Fund		Safeco Intermediate-Term U.S. Treasury Fund		Safeco U.S. Government Fund

–(In Thousands)–	2003*	2002**	2003*	2002**	2003*	2002**

Operations

Net Investment Income	$1,874	$3,612	$569	$1,003	$1,139	$2,422

Net Realized Gain (Loss) on Investments	(438)	(9,713)	302	716	396	866

Net Change in Unrealized Appreciation (Depreciation)	5,619	(1,541)	34	812	(249)	1,532

Net Change in Net Assets Resulting from Operations	7,055	(7,642)	905	2,531	1,286	4,820

Distributions to Shareholders From:

Net Investment Income

Investor Class	(1,698)	(3,389)	(517)	(1,059)	(1,259)	(2,628)

Class A	(142)	(81)	(78)	(91)	(17)	(20)

Class B	(27)	(62)	(45)	(55)	(7)	(10)

Class C	(4)	(7)	–	–	–	–

Distributions in Excess of Net Investment Income***	–	–	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	–	(472)	–	–

Class A	–	–	–	(55)	–	–

Class B	–	–	–	(43)	–	–

Class C	–	–	–	–	–	–

Total	(1,871)	(3,539)	(640)	(1,775)	(1,283)	(2,658)

Net Trust Share Transactions	5,663	(7,119)	3,803	3,714	(1,733)	8,861
Redemption Fees	36	57	–	–	3	25

Total Change in Net Assets	10,883	(18,243)	4,068	4,470	(1,727)	11,048

Net Assets at Beginning of Period	35,304	53,547	28,025	23,555	56,721	45,673

Net Assets at End of Period	$46,187	$35,304	$32,093	$28,025	$54,994	$56,721

Tax Character of Distributions Paid:
Ordinary Income	$1,871	$3,539	$640	$1,205	$1,283	$2,658
Tax-Exempt Income	–	–	–	–	–	–
Long-term Capital Gains	–	–	–	570	–	–

Total	$1,871	$3,539	$640	$1,775	$1,283	$2,658

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.
***	Investor Class-$272; Class A-$2; Class B-$3.

SEE NOTES TO FINANCIAL STATEMENTS

	Safeco Managed Bond Fund		Safeco California Tax-Free Income Fund		Safeco Municipal Bond Fund		Safeco Intermediate-Term Municipal Bond Fund		Safeco Money Market Fund

–(In Thousands)–	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

Operations

Net Investment Income	$207	$448	$2,191	$4,326	$13,947	$27,392	$310	$603	$1,585	$4,030

Net Realized Gain (Loss) on Investments	95	(72)	208	574	3,349	10,574	101	210	–	–

Net Change in Unrealized Appreciation (Depreciation)	81	304	1,735	3,193	9,817	17,241	252	549	–	–

Net Change in Net Assets Resulting from Operations	383	680	4,134	8,093	27,113	55,207	663	1,362	1,585	4,030

Distributions to Shareholders From:

Net Investment Income

Investor Class	(179)	(394)	(2,051)	(4,126)	(13,092)	(26,637)	(307)	(603)	(1,563)	(3,943)

Class A	(27)	(56)	(14)	(26)	(103)	(76)	(1)	–	(17)	(71)

Class B	(17)	(40)	(18)	(42)	(50)	(58)	(1)	–	(4)	(14)

Class C	–	–	–	–	–	–	(1)	–	(1)	(2)

Distributions in Excess of Net Investment Income***	–	–	–	(277)	–	–	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	(166)	(1,292)	(3,054)	(9,095)	–	(221)	–	–

Class A	–	–	(2)	(9)	(37)	(61)	–	–	–	–

Class B	–	–	(2)	(15)	(18)	(40)	–	–	–	–

Class C	–	–	–	–	–	–	–	–	–	–

Total	(223)	(490)	(2,253)	(5,787)	(16,354)	(35,967)	(310)	(824)	(1,585)	(4,030)

Net Trust Share Transactions	157	1,032	(2,533)	311	5,419	20,213	316	826	81,296	126,230
Redemption Fees	–	–	–	–	–	–	–	–	–	–

Total Change in Net Assets	317	1,222	(652)	2,617	16,178	39,453	669	1,364	81,296	126,230

Net Assets at Beginning of Period	10,524	9,302	95,040	92,423	575,765	536,312	16,587	15,223	359,869	233,639

Net Assets at End of Period	$10,841	$10,524	$94,388	$95,040	$591,943	$575,765	$17,256	$16,587	$441,165	$359,869

Tax Character of Distributions Paid:
Ordinary Income	$223	$490	$–	$297	$–	$153	$–	$–	$1,585	$4,030
Tax-Exempt Income	–	–	2,083	4,174	13,245	26,618	310	603	–	–
Long-term Capital Gains	–	–	170	1,316	3,109	9,196	–	221	–	–

Total	$223	$490	$2,253	$5,787	$16,354	$35,967	$310	$824	$1,585	$4,030

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Growth Opportunities Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002		2001		2000	1999		1998

Net Asset Value at Beginning of Period	$16.97		$26.96		$22.16		$23.21	$22.66		$22.39
Income (Loss) From Investment Operations
Net Investment Loss	(0.06)		(0.24)		(0.20)		(0.25)	(0.19)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	3.01		(9.77	)††	5.00		(0.80)	0.74		1.05

Total from Investment Operations	2.95		(10.01)		4.80		(1.05)	0.55		1.00
Redemption Fees	–		0.02		–		–	–		–
Less Distributions
Distributions from Realized Gains	–		–		–		–	–		(0.73)

Net Asset Value at End of Period	$19.92		$16.97		$26.96		$22.16	$23.21		$22.66

Total Return†	17.38	*	(37.05%	)	21.66%		(4.52% )	2.43%		4.47%
Net Assets at End of Period (000’s)	$19,935		$19,024		$33,877		$26,020	$27,597		$33,712
Ratios to Average Net Assets:
Gross Expenses	2.56%	**	1.67%		1.36%		1.49%	1.34%		1.00%
Net Expenses	1.33%	**	1.33%		1.31%		1.31%	1.23%		1.00%
Net Investment Loss	(0.77%	)**	(1.17%	)	(1.00%	)	(1.00% )	(0.80%	)	(0.40% )
Portfolio Turnover Rate	55%	**	37%		65%		63%	38%		55%

Safeco Growth Opportunities Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002		2001		2000	1999		1998

Net Asset Value at Beginning of Period	$16.16		$25.87		$21.42		$22.57	$22.21		$22.19
Income (Loss) From Investment Operations
Net Investment Loss	(0.12)		(0.39)		(0.40)		(0.41)	(0.35)		(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	2.86		(9.34	)††	4.85		(0.74)	0.71		0.90

Total from Investment Operations	2.74		(9.73)		4.45		(1.15)	0.36		0.75
Redemption Fees	–		0.02		–		–	–		–
Less Distributions
Distributions from Realized Gains	–		–		–		–	–		(0.73)

Net Asset Value at End of Period	$18.90		$16.16		$25.87		$21.42	$22.57		$22.21

Total Return†	16.96	*	(37.53%	)	20.77%		(5.10% )	1.62%		3.38%
Net Assets at End of Period (000’s)	$9,758		$8,734		$14,346		$12,391	$14,637		$15,569
Ratios to Average Net Assets:
Gross Expenses	2.53%	**	2.21%		2.09%		2.16%	2.24%		1.91%
Net Expenses	2.08%	**	2.08%		2.06%		2.06%	2.03%		1.91%
Net Investment Loss	(1.52%	)**	(1.92%	)	(1.75%	)	(1.71% )	(1.59%	)	(1.28% )
Portfolio Turnover Rate	55%	**	37%		65%		63%	38%		55%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.10 related to payment by affiliate. See note 6.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Growth Opportunities Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^
Class C	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$16.16		$25.85	$21.40	$23.34
Income (Loss) From Investment Operations
Net Investment Loss	(0.12)		(0.33)	(0.35)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	2.86		(9.38)††	4.80	(1.71)

Total from Investment Operations	2.74		(9.71)	4.45	(1.94)
Redemption Fees	–		0.02	–	–

Net Asset Value at End of Period	$18.90		$16.16	$25.85	$21.40

Total Return†	16.96	*	(37.49% )	20.74%	(8.27% )*
Net Assets at End of Period (000’s)	$170		$161	$194	$120
Ratios to Average Net Assets:
Gross Expenses	2.57%	**	2.33%	2.06%	2.02% **
Net Expenses	2.08%	**	2.08%	2.06%	2.02% **
Net Investment Loss	(1.52%	)**	(1.93% )	(1.75% )	(1.71% )**
Portfolio Turnover Rate	55%	**	37%	65%	63% **

Safeco Equity Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$13.55		$18.56	$20.68	$24.06	$23.27	$19.55
Income (Loss) From Investment Operations
Net Investment Income	0.04		0.08	0.04	0.04	0.11	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.46		(5.01)	(2.12)	(2.77)	2.02	4.65

Total from Investment Operations	1.50		(4.93)	(2.08)	(2.73)	2.13	4.83
Less Distributions
Dividends from Net Investment Income	(0.04)		(0.08)	(0.04)	(0.04)	(0.11)	(0.18)
Distributions from Realized Gains	–		–	–	(0.61)	(1.23)	(0.93)

Total Distributions	(0.04)		(0.08)	(0.04)	(0.65)	(1.34)	(1.11)

Net Asset Value at End of Period	$15.01		$13.55	$18.56	$20.68	$24.06	$23.27

Total Return†	11.07%	*	(26.59% )	(10.06% )	(11.34% )	9.13%	24.77%
Net Assets at End of Period (000’s)	$15,474		$13,897	$21,519	$53,410	$61,625	$50,354
Ratios to Average Net Assets:
Gross Expenses	3.60%	**	2.17%	1.42%	1.35%	1.12%	0.88%
Net Expenses	1.32%	**	1.31%	1.28%	1.26%	1.12%	0.88%
Net Investment Income	0.54%	**	0.48%	0.18%	0.19%	0.44%	0.89%
Portfolio Turnover Rate	36%	**	45%	31%	35%	34%	33%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.10 related payment by affiliate. See note 6.
^	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Equity Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$13.26		$18.20	$20.38	$23.83	$23.15	$19.55
Income (Loss) From Investment Operations
Net Investment Loss	(0.01)		(0.05)	(0.11)	(0.13)	(0.07)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.42		(4.89)	(2.07)	(2.71)	1.98	4.56

Total from Investment Operations	1.41		(4.94)	(2.18)	(2.84)	1.91	4.53
Less Distributions
Distributions from Realized Gains	–		–	–	(0.61)	(1.23)	(0.93)

Net Asset Value at End of Period	$14.67		$13.26	$18.20	$20.38	$23.83	$23.15

Total Return†	10.63%	*	(27.14% )	(10.70% )	(11.91% )	8.18%	23.16%
Net Assets at End of Period (000’s)	$10,934		$10,520	$16,423	$20,349	$28,260	$17,232
Ratios to Average Net Assets:
Gross Expenses	2.39%	**	2.16%	2.05%	2.06%	2.05%	1.94%
Net Expenses	2.07%	**	2.06%	2.03%	2.01%	1.95%	1.94%
Net Investment Loss	(0.20%	)**	(0.28% )	(0.58% )	(0.54% )	(0.41% )	(0.21% )
Portfolio Turnover Rate	36%	**	45%	31%	35%	34%	33%

Safeco Equity Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^
Class C	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$13.28		$18.22	$20.40	$22.87
Income (Loss) From Investment Operations
Net Investment Loss	(0.01)		(0.03)	(0.09)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.42		(4.91)	(2.09)	(1.80)

Total from Investment Operations	1.41		(4.94)	(2.18)	(1.86)
Less Distributions
Distributions from Realized Gains	–		–	–	(0.61)

Net Asset Value at End of Period	$14.69		$13.28	$18.22	$20.40

Total Return†	10.62%	*	(27.11% )	(10.73% )	(8.08% )*
Net Assets at End of Period (000’s)	$152		$129	$155	$119
Ratios to Average Net Assets:
Gross Expenses	2.46%	**	2.34%	2.03%	1.84% **
Net Expenses	2.07%	**	2.06%	2.03%	1.84% **
Net Investment Loss	(0.22%	)**	(0.24% )	(0.58% )	(0.44% )**
Portfolio Turnover Rate	36%	**	45%	31%	35% **

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Dividend Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$15.37		$18.91	$20.68	$22.52	$23.55	$24.02
Income (Loss) From Investment Operations
Net Investment Income	0.09		0.23	0.25	0.35	0.42	0.48
Net Realized and Unrealized Gain (Loss) on Investments	1.11		(3.54)††	(1.77)	(1.84)	(0.20)	0.81

Total from Investment Operations	1.20		(3.31)	(1.52)	(1.49)	0.22	1.29
Less Distributions
Dividends from Net Investment Income	(0.09)		(0.23)	(0.25)	(0.35)	(0.42)	(0.48)
Distributions from Realized Gains	–		–	–	–	(0.83)	(1.28)

Total Distributions	(0.09)		(0.23)	(0.25)	(0.35)	(1.25)	(1.76)

Net Asset Value at End of Period	$16.48		$15.37	$18.91	$20.68	$22.52	$23.55

Total Return†	7.82%	*	(17.57% )	(7.33% )	(6.59% )	1.01%	5.38%
Net Assets at End of Period (000’s)	$853		$712	$882	$1,092	$2,046	$2,073
Ratios to Average Net Assets:
Gross Expenses	1.83%	**	1.62%	1.52%	1.62%	1.47%	1.34%
Net Expenses	1.35%	**	1.35%	1.35%	1.35%	1.31%	1.34%
Net Investment Income	1.20%	**	1.30%	1.30%	1.56%	1.84%	2.16%
Portfolio Turnover Rate	27%	**	17%	58%	45%	42%	46%

Safeco Dividend Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$15.39		$18.95	$20.71	$22.53	$23.57	$23.95
Income (Loss) From Investment Operations
Net Investment Income	0.04		0.10	0.11	0.18	0.25	0.30
Net Realized and Unrealized Gain (Loss) on Investments	1.11		(3.56)††	(1.76)	(1.82)	(0.21)	0.90

Total from Investment Operations	1.15		(3.46)	(1.65)	(1.64)	0.04	1.20
Less Distributions
Dividends from Net Investment Income	(0.04)		(0.10)	(0.11)	(0.18)	(0.25)	(0.30)
Distributions from Realized Gains	–		–	–	–	(0.83)	(1.28)

Total Distributions	(0.04)		(0.10)	(0.11)	(0.18)	(1.08)	(1.58)

Net Asset Value at End of Period	$16.50		$15.39	$18.95	$20.71	$22.53	$23.57

Total Return†	7.46%	*	(18.28% )	(7.98% )	(7.29% )	0.18%	5.03%
Net Assets at End of Period (000’s)	$840		$747	$1,160	$1,532	$2,365	$2,176
Ratios to Average Net Assets:
Gross Expenses	2.61%	**	2.35%	2.24%	2.27%	2.22%	2.08%
Net Expenses	2.10%	**	2.10%	2.10%	2.10%	2.06%	2.08%
Net Investment Income	0.47%	**	0.52%	0.55%	0.80%	1.09%	1.45%
Portfolio Turnover Rate	27%	**	17%	58%	45%	42%	46%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.07 related to payment by affiliate. See note 6.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Dividend Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^
Class C	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$15.44		$18.99	$20.75	$21.06
Income (Loss) From Investment Operations
Net Investment Income	0.03		0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.12		(3.55)††	(1.76)	(0.31)

Total from Investment Operations	1.15		(3.43)	(1.64)	(0.19)
Less Distributions
Dividends from Net Investment Income	(0.03)		(0.12)	(0.12)	(0.12)

Net Asset Value at End of Period	$16.56		$15.44	$18.99	$20.75

Total Return†	7.48%	*	(18.12% )	(7.90% )	(0.90%	)*
Net Assets at End of Period (000’s)	$100		$89	$97	$99
Ratios to Average Net Assets:
Gross Expenses	2.35%	**	2.36%	2.03%	1.95%	**
Net Expenses	2.10%	**	2.10%	2.03%	1.95%	**
Net Investment Income	0.46%	**	0.68%	0.60%	0.85%	**
Portfolio Turnover Rate	27%	**	17%	58%	45%	**

Safeco Northwest Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000		1999	1998

Net Asset Value at Beginning of Period	$14.03		$18.54	$20.94	$25.01		$17.56	$17.25
Income (Loss) From Investment Operations
Net Investment Loss	(0.01)		(0.07)	(0.08)	(0.14)		(0.12)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	2.94		(4.44)	(2.32)	(3.93)		9.58	0.66

Total from Investment Operations	2.93		(4.51)	(2.40)	(4.07)		9.46	0.50
Less Distributions
Distributions from Realized Gains	–		–	–	–		(2.01)	(0.19)

Net Asset Value at End of Period	$16.96		$14.03	$18.54	$20.94		$25.01	$17.56

Total Return†	20.88%	*	(24.33% )	(11.46% )	(16.27%	)	53.90%	2.87%
Net Assets at End of Period (000’s)	$4,060		$3,527	$5,141	$6,621		$4,774	$2,208
Ratios to Average Net Assets:
Gross Expenses	1.85%	**	1.62%	1.52%	1.49%		1.56%	1.70%
Net Expenses	1.35%	**	1.35%	1.35%	1.35%		1.36%	1.70%
Net Investment Loss	(0.19%	)**	(0.40% )	(0.41% )	(0.67%	)	(0.81% )	(1.06% )
Portfolio Turnover Rate	15%	**	15%	50%	36%		49%	50%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.07 related to payment by affiliate. See note 6.
^	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Northwest Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000		1999	1998

Net Asset Value at Beginning of Period	$13.41		$17.86	$20.33	$24.46		$17.31	$17.09
Income (Loss) From Investment Operations
Net Investment Loss	(0.07)		(0.19)	(0.21)	(0.30)		(0.25)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	2.82		(4.26)	(2.26)	(3.83)		9.41	0.64

Total from Investment Operations	2.75		(4.45)	(2.47)	(4.13)		9.16	0.41
Less Distributions
Distributions from Realized Gains	–		–	–	–		(2.01)	(0.19)

Net Asset Value at End of Period	$16.16		$13.41	$17.86	$20.33		$24.46	$17.31

Total Return†	20.51%	*	(24.92% )	(12.15% )	(16.88%	)	52.57%	2.37%
Net Assets at End of Period (000’s)	$4,184		$3,726	$5,753	$6,449		$4,842	$2,603
Ratios to Average Net Assets:
Gross Expenses	2.58%	**	2.35%	2.26%	2.22%		2.32%	2.30%
Net Expenses	2.10%	**	2.10%	2.10%	2.10%		2.12%	2.30%
Net Investment Loss	(0.94%	)**	(1.15% )	(1.16% )	(1.42%	)	(1.56% )	(1.66% )
Portfolio Turnover Rate	15%	**	15%	50%	36%		49%	50%

Safeco Northwest Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^
Class C	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$13.42		$17.87	$20.33	$24.21
Loss From Investment Operations
Net Investment Loss	(0.07)		(0.18)	(0.20)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	2.81		(4.27)	(2.26)	(3.67)

Total Loss from Investment Operations	2.74		(4.45)	(2.46)	(3.88)

Net Asset Value at End of Period	$16.16		$13.42	$17.87	$20.33

Total Return†	20.42%	*	(24.90% )	(12.10% )	(16.03%	)*
Net Assets at End of Period (000’s)	$90		$75	$100	$103
Ratios to Average Net Assets:
Gross Expenses	2.65%	**	2.57%	2.25%	2.07%	**
Net Expenses	2.10%	**	2.10%	2.10%	2.07%	**
Net Investment Loss	(0.94%	)**	(1.15% )	(1.15% )	(1.34%	)**
Portfolio Turnover Rate	15%	**	15%	50%	36%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco International Stock Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999		1998

Net Asset Value at Beginning of Period	$8.36		$10.45	$14.20	$16.89	$13.13		$11.55
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.13		0.06	0.05	0.05	(0.01)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.36		(2.11)	(3.71)	(1.92)	3.77		1.62

Total from Investment Operations	0.49		(2.05)	(3.66)	(1.87)	3.76		1.58
Redemption Fee	0.01		0.03	0.14	–	–		–
Less Distributions
Dividends from Net Investment Income	–		(0.07)	(0.23)	(0.05)	–		–
Distributions from Realized Gains	–		–	–	(0.77)	–		–

Total Distributions	–		(0.07)	(0.23)	(0.82)	–		–

Net Asset Value at End of Period	$8.86		$8.36	$10.45	$14.20	$16.89		$13.13

Total Return†	5.98%	*	(19.27% )	(24.49% )	(11.05% )	28.64%		13.68%
Net Assets at End of Period (000’s)	936		$795	$969	$1,423	$1,215		$629
Ratios to Average Net Assets:
Gross Expenses	2.34%	**	2.45%	2.40%	2.21%	2.11%		2.31%
Net Expenses	1.65%	**	1.65%	1.71%	1.65%	1.73%		2.14%
Net Investment Income (Loss)	2.56%	**	0.68%	0.36%	0.04%	(0.06%	)	(0.47%	)
Portfolio Turnover Rate	52%	**	16%	163%	33%	24%		26%

Safeco International Stock Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999		1998

Net Asset Value at Beginning of Period	$8.21		$10.25	$13.88	$16.56	$12.99		$11.53
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.06		(0.01)	(0.06)	(0.09)	(0.10)		(0.11)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.38		(2.06)	(3.60)	(1.82)	3.67		1.57

Total from Investment Operations	0.44		(2.07)	(3.66)	(1.91)	3.57		1.46
Redemption Fee	0.01		0.03	0.14	–	–		–
Less Distributions
Dividends from Net Investment Income	–		–	(0.11)	–	–		–
Distributions from Realized Gains	–		–	–	(0.77)	–		–

Total Distributions	–		–	(0.11)	(0.77)	–		–

Net Asset Value at End of Period	$8.66		$8.21	$10.25	$13.88	$16.56		$12.99

Total Return†	5.48%	*	(19.89% )	(25.07% )	(11.52% )	27.48%		12.66%
Net Assets at End of Period (000’s)	704		$736	$1,027	$1,492	$1,392		$777
Ratios to Average Net Assets:
Gross Expenses	4.05%	**	3.34%	3.20%	2.97%	3.02%		3.19%
Net Expenses	2.40%	**	2.40%	2.46%	2.40%	2.51%		3.02%
Net Investment Income (Loss)	0.14%	**	(0.11% )	(0.52% )	(0.64% )	(0.84%	)	(1.33%	)
Portfolio Turnover Rate	52%	**	16%	163%	33%	24%		26%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco International Stock Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^
Class C	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$8.21		$10.25	$13.85	$15.82
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.06		(0.01)	(0.07)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	0.38		(2.06)	(3.57)	(1.13)

Total from Investment Operations	0.44		(2.07)	(3.64)	(1.20)
Redemption Fee	0.01		0.03	0.14	–
Less Distributions
Distributions from Realized Gains	–		–	(0.10)	(0.77)

Net Asset Value at End of Period	$8.66		$8.21	$10.25	$13.85

Total Return†	5.48%	*	(19.90% )	(25.08% )	(7.76%	)*
Net Assets at End of Period (000’s)	$84		$78	$80	$97
Ratios to Average Net Assets:
Gross Expenses	3.15%	**	3.28%	3.03%	2.66%	**
Net Expenses	2.40%	**	2.40%	2.46%	2.40%	**
Net Investment Income (Loss)	0.15%	**	(0.19% )	(0.68% )	(0.75%	)**
Portfolio Turnover Rate	52	**	16%	163%	33%	**

Safeco International Stock Fund	Four-Month Period Ended June 30^^
Institutional Class	2003

Net Asset Value at Beginning of Period	$8.43
Income From Investment Operations
Net Investment Income	0.08
Net Realized and Unrealized Gain on Investments and Foreign Currency	0.43

Total from Investment Operations	0.51
Redemption Fees	0.01

Net Asset Value at End of Period	$8.95

Total Return	6.17%	*
Net Assets at End of Period (000’s)	$2,512
Ratios to Average Net Assets:
Gross Expenses	3.03%	**
Net Expenses	1.10%	**
Net Investment Income	3.37%	**
Portfolio Turnover Rate	52%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^^	For the period from March 7, 2003 (initial issue date of Institutional Class) through June 30, 2003.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Balanced Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$10.40		$11.73	$12.09	$11.87	$12.23	$11.60
Income (Loss) From Investment Operations
Net Investment Income	0.12		0.26	0.30	0.32	0.22	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.63		(1.30)	(0.36)	0.22	(0.13)	1.14

Total from Investment Operations	0.75		(1.04)	(0.06)	0.54	0.09	1.39
Less Distributions
Dividends from Net Investment Income	(0.12)		(0.29)	(0.30)	(0.32)	(0.22)	(0.25)
Distributions from Realized Gains	–		–	–	–	(0.23)	(0.51)

Total Distributions	(0.12)		(0.29)	(0.30)	(0.32)	(0.45)	(0.76)

Net Asset Value at End of Period	$11.03		$10.40	$11.73	$12.09	$11.87	$12.23

Total Return†	7.26%	*	(8.95% )	(0.42% )	4.71%	0.75%	12.06%
Net Assets at End of Period (000’s)	$1,253		$1,586	$1,733	$1,789	$2,573	$893
Ratios to Average Net Assets:
Gross Expenses	1.90%	**	1.81%	1.82%	1.88%	1.68%	1.67%
Net Expenses	1.35%	**	1.35%	1.35%	1.35%	1.36%	1.67%
Net Investment Income	2.30%	**	2.42%	2.57%	2.62%	2.16%	2.23%
Portfolio Turnover Rate	37%	**	59%	75%	63%	95%	75%

Safeco Balanced Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$10.37		$11.71	$12.07	$11.83	$12.24	$11.60
Income (Loss) From Investment Operations
Net Investment Income	0.08		0.19	0.21	0.23	0.18	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.63		(1.32)	(0.36)	0.24	(0.18)	1.15

Total from Investment Operations	0.71		(1.13)	(0.15)	0.47	0.00	1.30
Less Distributions
Dividends from Net Investment Income	(0.08)		(0.21)	(0.21)	(0.23)	(0.18)	(0.15)
Distributions from Realized Gains	–		–	–	–	(0.23)	(0.51)

Total Distributions	(0.08)		(0.21)	(0.21)	(0.23)	(0.41)	(0.66)

Net Asset Value at End of Period	$11.00		$10.37	$11.71	$12.07	$11.83	$12.24

Total Return†	6.91%	*	(9.70% )	(1.19% )	4.03%	(0.01% )	11.30%
Net Assets at End of Period (000’s)	$1,645		$1,641	$1,979	$1,904	$2,553	$2,056
Ratios to Average Net Assets:
Gross Expenses	2.70%	**	2.59%	2.55%	2.56%	2.46%	2.34%
Net Expenses	2.10%	**	2.10%	2.10%	2.10%	2.14%	2.34%
Net Investment Income	1.53%	**	1.66%	1.82%	1.89%	1.43%	1.55%
Portfolio Turnover Rate	37%	**	59%	75%	63%	95%	75%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Small Company Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999		1998

Net Asset Value at Beginning of Period	$13.01		$13.57	$11.59	$12.55	$11.09		$14.21
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.04		0.02	0.10	(0.04)	(0.09)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.14		(0.56)	1.98	(0.92)	1.55		(3.04)

Total from Investment Operations	2.18		(0.54)	2.08	(0.96)	1.46		(3.12)
Less Distributions
Dividends from Net Investment Income	–		(0.02)	(0.10)	–	–		–

Net Asset Value at End of Period	$15.19		$13.01	$13.57	$11.59	$12.55		$11.09

Total Return†	16.76%	*	(4.01% )	17.92%	(7.65% )	13.17%		(21.96% )
Net Assets at End of Period (000’s)	$1,938		$1,507	$1,009	$847	$1,067		$1,220
Ratios to Average Net Assets:
Gross Expenses	1.83%	**	1.75%	1.82%	1.92%	1.97%		1.66%
Net Expenses	1.40%	**	1.40%	1.44%	1.40%	1.47%		1.66%
Net Investment Income (Loss)	0.54%	**	0.23%	0.75%	(0.32% )	(0.79%	)	(0.99% )
Portfolio Turnover Rate	50%	**	54%	141%	107%	117%		90%

Safeco Small Company Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999		1998

Net Asset Value at Beginning of Period	$12.48		$13.10	$11.19	$12.22	$10.88		$14.07
Income (Loss) From Investment Operations
Net Investment Income (Loss)	(0.01)		(0.07)	0.01	(0.12)	(0.16)		(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	2.09		(0.55)	1.91	(0.91)	1.50		(3.04)

Total from Investment Operations	2.08		(0.62)	1.92	(1.03)	1.34		(3.19)
Less Distributions
Dividends from Net Investment Income	–		–	(0.01)	–	–		–

Net Asset Value at End of Period	$14.56		$12.48	$13.10	$11.19	$12.22		$10.88

Total Return†	16.67%	*	(4.73% )	17.11%	(8.43% )	12.32%		(22.67% )
Net Assets at End of Period (000’s)	$1,440		$1,333	$1,334	$1,144	$1,274		$1,034
Ratios to Average Net Assets:
Gross Expenses	2.75%	**	2.54%	2.56%	2.63%	2.75%		2.64%
Net Expenses	2.15%	**	2.15%	2.19%	2.15%	2.21%		2.64%
Net Investment Income (Loss)	(0.23%	)**	(0.57% )	0.04%	(1.01% )	(1.55%	)	(1.91% )
Portfolio Turnover Rate	50%	**	54%	141%	107%	117%		90%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco U.S. Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$9.05		$11.25	$11.95	$11.94	$11.93	$11.18
Income (Loss) From Investment Operations
Net Investment Income	0.05		0.11	0.11	0.10	0.03	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.79		(2.20)	(0.70)	0.01	0.54	1.27

Total from Investment Operations	0.84		(2.09)	(0.59)	0.11	0.57	1.32
Less Distributions
Dividends from Net Investment Income	(0.05)		(0.11)	(0.11)	(0.10)	(0.06)	(0.05)
Distributions from Realized Gains	–		–	–	–	(0.50)	(0.52)

Total Distributions	(0.05)		(0.11)	(0.11)	(0.10)	(0.56)	(0.57)

Net Asset Value at End of Period	$9.84		$9.05	$11.25	$11.95	$11.94	$11.93

Total Return†	9.29%	*	(18.65% )	(4.96% )	0.97%	4.74%	11.79%
Net Assets at End of Period (000’s)	$356		$298	$336	$299	$331	$210
Ratios to Average Net Assets:
Gross Expenses	2.78%	**	2.38%	2.30%	2.26%	2.02%	2.07%
Net Expenses	1.35%	**	1.35%	1.35%	1.35%	1.40%	2.07%
Net Investment Income	1.07%	**	1.08%	0.96%	0.89%	0.66%	0.18%
Portfolio Turnover Rate	23%	**	39%	39%	45%	52%	55%

Safeco U.S. Value Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$9.00		$11.20	$11.89	$11.88	$11.91	$11.18
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.01		0.03	0.02	0.02	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.79		(2.20)	(0.69)	0.01	0.48	1.28

Total from Investment Operations	0.80		(2.17)	(0.67)	0.03	0.47	1.25
Less Distributions
Dividends from Net Investment Income	(0.01)		(0.03)	(0.02)	(0.02)	–	–
Distributions from Realized Gains	–		–	–	–	(0.50)	(0.52)

Total Distributions	(0.01)		(0.03)	(0.02)	(0.02)	(0.50)	(0.52)

Net Asset Value at End of Period	$9.79		$9.00	$11.20	$11.89	$11.88	$11.91

Total Return†	8.96%	*	(19.37% )	(5.65% )	0.24%	3.92%	11.18%
Net Assets at End of Period (000’s)	$589		$527	$551	$567	$747	$628
Ratios to Average Net Assets:
Gross Expenses	3.40%	**	3.05%	2.98%	2.86%	2.73%	2.59%
Net Expenses	2.10%	**	2.10%	2.10%	2.10%	2.18%	2.59%
Net Investment Income (Loss)	0.33%	**	0.33%	0.21%	0.14%	(0.10% )	(0.35% )
Portfolio Turnover Rate	23%	**	39%	39%	45%	52%	55%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Small Company Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31
Class A	2003		2002	2001

Net Asset Value at Beginning of Period	$8.30		$11.31	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.05)		(0.14)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.64		(2.84)	1.34

Total from Investment Operations	1.59		(2.98)	1.31
Less Distributions
Distributions from Realized Gains	–		(0.03)	–

Net Asset Value at End of Period	$9.89		$8.30	$11.31

Total Return†	19.16%	*	(26.39% )	13.10%	*
Net Assets at End of Period (000’s)	$1,074		$862	$1,137
Ratios to Average Net Assets:
Gross Expenses	3.12%	**	3.74%	4.79%	**
Net Expenses	1.85%	**	1.85%	1.85%	**
Net Investment Loss	(1.10%	)**	(1.43% )	(1.45%	)**
Portfolio Turnover Rate	121%	**	159%	43%	**

Safeco Small Company Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31
Class B	2003		2002	2001

Net Asset Value at Beginning of Period	$8.23		$11.30	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.08)		(0.21)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.61		(2.83)	1.34

Total from Investment Operations	1.53		(3.04)	1.30
Less Distributions
Distributions from Realized Gains	–		(0.03)	–

Net Asset Value at End of Period	$9.76		$8.23	$11.30

Total Return†	18.59%	*	(26.94% )	13.00%	*
Net Assets at End of Period (000’s)	$1,005		$839	$1,129
Ratios to Average Net Assets:
Gross Expenses	3.89%	**	4.48%	5.54%	**
Net Expenses	2.60%	**	2.60%	2.60%	**
Net Investment Loss	(1.85%	)**	(2.18% )	(2.20%	)**
Portfolio Turnover Rate	121%	**	159%	43%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Small Company Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31
Class C	2003		2002	2001

Net Asset Value at Beginning of Period	$8.23		$11.30	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.08)		(0.22)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.61		(2.82)	1.34

Total from Investment Operations	1.53		(3.04)	1.30
Less Distributions
Distributions from Realized Gains	–		(0.03)	–

Net Asset Value at End of Period	$9.76		$8.23	$11.30

Total Return†	18.59%	*	(26.94% )	13.00%	*
Net Assets at End of Period (000’s)	$976		$823	$1,130
Ratios to Average Net Assets:
Gross Expenses	3.82%	**	4.44%	5.54%	**
Net Expenses	2.60%	**	2.60%	2.60%	**
Net Investment Loss	(1.85%	)**	(2.19% )	(2.20%	)**
Portfolio Turnover Rate	121%	**	159%	43%	**

Safeco U.S. Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31
Class A	2003		2002	2001

Net Asset Value at Beginning of Period	$7.73		$10.63	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.01)		(0.05)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.71		(2.83)	0.64

Total from Investment Operations	0.70		(2.88)	0.63
Less Distributions
Distributions from Realized Gains	–		(0.02)	–

Net Asset Value at End of Period	$8.43		$7.73	$10.63

Total Return†	9.06%	*	(27.12% )	6.30%	*
Net Assets at End of Period (000’s)	$918		$811	$1,074
Ratios to Average Net Assets:
Gross Expenses	2.73%	**	3.71%	4.54%	**
Net Expenses	1.40%	**	1.65%	1.65%	**
Net Investment Loss	(0.15%	)**	(0.55% )	(0.50%	)**
Portfolio Turnover Rate	36%	**	29%	2%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco U.S. Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31
Class B	2003		2002	2001

Net Asset Value at Beginning of Period	$7.66		$10.62	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.03)		(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.69		(2.83)	0.64

Total from Investment Operations	0.66		(2.94)	0.62
Less Distributions
Distributions from Realized Gains	–		(0.02)	–

Net Asset Value at End of Period	$8.32		$7.66	$10.62

Total Return†	8.62%	*	(27.71% )	6.20%	*
Net Assets at End of Period (000’s)	$862		$784	$1,062
Ratios to Average Net Assets:
Gross Expenses	3.49%	**	4.46%	5.29%	**
Net Expenses	2.15%	**	2.40%	2.40%	**
Net Investment Loss	(0.90%	)**	(1.32% )	(1.25%	)**
Portfolio Turnover Rate	36%	**	29%	2%	**

Safeco U.S. Growth Fund	Six-Month Period Ended June 30		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31
Class C	2003		2002	2001

Net Asset Value at Beginning of Period	$7.66		$10.62	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.04)		(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.70		(2.83)	0.64

Total from Investment Operations	0.66		(2.94)	0.62
Less Distributions
Distributions from Realized Gains	–		(0.02)	–

Net Asset Value at End of Period	$8.32		$7.66	$10.62

Total Return†	8.62%	*	(27.71% )	6.20%	*
Net Assets at End of Period (000’s)	$843		$775	$1,062
Ratios to Average Net Assets:
Gross Expenses	3.42%	**	4.44%	5.29%	**
Net Expenses	2.15%	**	2.40%	2.40%	**
Net Investment Loss	(0.90%	)**	(1.32% )	(1.25%	)**
Portfolio Turnover Rate	36%	**	29%	2%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$4.89		$6.51	$7.26	$8.38	$8.78	$9.12
Income (Loss) From Investment Operations
Net Investment Income	0.22		0.51	0.60	0.66	0.69	0.72
Net Realized and Unrealized Gain (Loss) on Investments	0.66		(1.64)	(0.75)	(1.12)	(0.40)	(0.34)

Total from Investment Operations	0.88		(1.13)	(0.15)	(0.46)	0.29	0.38
Redemption Fees	–		0.01	–	–	–	–
Less Distributions
Dividends from Net Investment Income	(0.23)		(0.50)	(0.60)	(0.66)	(0.69)	(0.72)

Net Asset Value at End of Period	$5.54		$4.89	$6.51	$7.26	$8.38	$8.78

Total Return†	18.38%	*	(17.68% )	(2.29% )	(5.75% )	3.52%	4.32%
Net Assets at End of Period (000’s)	$3,722		$1,934	$1,086	$1,144	$1,583	$2,964
Ratios to Average Net Assets:
Gross Expenses	1.31%	**	1.63%	1.45%	1.56%	1.35%	1.12%
Net Expenses	1.15%	**	1.31%	1.32%	1.30%	1.18%	1.12%
Net Investment Income	8.80%	**	9.32%	8.39%	8.38%	8.01%	8.11%
Portfolio Turnover Rate	130%	**	163%	185%	45%	71%	64%

Safeco High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$4.89		$6.51	$7.25	$8.38	$8.78	$9.12
Income (Loss) From Investment Operations
Net Investment Income	0.22		0.46	0.55	0.60	0.63	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.64		(1.64)	(0.74)	(1.13)	(0.40)	(0.34)

Total from Investment Operations	0.86		(1.18)	(0.19)	(0.53)	0.23	0.30
Redemption Fees	–		0.01	–	–	–	–
Less Distributions
Dividends from Net Investment Income	(0.21)		(0.45)	(0.55)	(0.60)	(0.63)	(0.64)

Net Asset Value at End of Period	$5.54		$4.89	$6.51	$7.25	$8.38	$8.78

Total Return†	17.97%	*	(18.29% )	(2.88% )	(2.52% )	2.73%	3.39%
Net Assets at End of Period (000’s)	$692		$630	$920	$995	$1,599	$1,381
Ratios to Average Net Assets:
Gross Expenses	2.85%	**	2.54%	2.31%	2.35%	2.19%	2.06%
Net Expenses	1.90%	**	2.06%	2.06%	2.05%	1.97%	2.06%
Net Investment Income	8.39%	**	8.41%	7.86%	7.73%	7.34%	7.15%
Portfolio Turnover Rate	130%	**	163%	185%	45%	71%	64%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco High-Yield Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^
Class C	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$4.90		$6.52	$7.26	$7.90
Income (Loss) From Investment Operations
Net Investment Income	0.21		0.46	0.55	0.39
Net Realized and Unrealized Gain (Loss) on Investments	0.65		(1.64)	(0.74)	(0.64)

Total from Investment Operations	0.86		(1.18)	(0.19)	(0.25)
Redemption Fees	–		0.01	–	–
Less Distributions
Dividends from Net Investment Income	(0.21)		(0.45)	(0.55)	(0.39)

Net Asset Value at End of Period	$5.55		$4.90	$6.52	$7.26

Total Return†	17.92%	*	(18.26% )	(2.86% )	(3.25%	)*
Net Assets at End of Period (000’s)	$102		$93	$87	$92
Ratios to Average Net Assets:
Gross Expenses	2.53%	**	2.60%	2.15%	2.04%	**
Net Expenses	1.90%	**	2.06%	2.06%	2.04%	**
Net Investment Income	8.36%	**	8.56%	7.88%	7.61%	**
Portfolio Turnover Rate	130%	**	163%	185%	45%	**

Safeco Intermediate-Term U.S. Treasury Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000		1999	1998

Net Asset Value at Beginning of Period	$10.96		$10.62	$10.50	$10.00		$10.75	$10.35
Income (Loss) From Investment Operations
Net Investment Income	0.20		0.45	0.46	0.52		0.51	0.52
Net Realized and Unrealized Gain (Loss) on Investments	0.09		0.61	0.13	0.50		(0.75)	0.40

Total from Investment Operations	0.29		1.06	0.59	1.02		(0.24)	0.92
Less Distributions
Dividends from Net Investment Income	(0.22)		(0.49)	(0.47)	(0.52)		(0.51)	(0.52)
Distributions from Realized Gains	–		(0.23)	–	–		–	–

Total Distributions	(0.22)		(0.72)	(0.47)	(0.52)		(0.51)	(0.52)

Net Asset Value at End of Period	$11.03		$10.96	$10.62	$10.50		$10.00	$10.75

Total Return†	2.72%	*	10.28%	5.70%	10.56%		(2.26% )	9.08%
Net Assets at End of Period (000’s)	$4,547		$2,799	$1,580	$1,008		$958	$833
Ratios to Average Net Assets:
Gross Expenses	1.40%	**	1.45%	1.48%	1.59%		1.49%	1.40%
Net Expenses	1.20%	**	1.20%	1.20%	1.20%		1.21%	1.40%
Net Investment Income	3.55%	**	3.85%	4.26%	5.21%		4.97%	4.84%
Portfolio Turnover Rate	47%	**	97%	74%	199%		14%	3%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Intermediate-Term U.S. Treasury Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000		1999	1998

Net Asset Value at Beginning of Period	$10.97		$10.62	$10.49	$9.99		$10.74	$10.35
Income (Loss) From Investment Operations
Net Investment Income	0.16		0.37	0.38	0.45		0.43	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.12		0.62	0.14	0.50		(0.75)	0.39

Total from Investment Operations	0.28		0.99	0.52	0.95		(0.32)	0.84
Less Distributions
Dividends from Net Investment Income	(0.18)		(0.41)	(0.39)	(0.45)		(0.43)	(0.45)
Distributions from Realized Gains	–		(0.23)	–	–		–	–

Total Distributions	(0.18)		(0.64)	(0.39)	(0.45)		(0.43)	(0.45)

Net Asset Value at End of Period	$11.07		$10.97	$10.62	$10.49		$9.99	$10.74

Total Return†	2.62%	*	9.55%	5.01%	9.78%		(2.97% )	8.30%
Net Assets at End of Period (000’s)	$3,302		$2,139	$867	$732		$786	$788
Ratios to Average Net Assets:
Gross Expenses	2.09%	**	2.14%	2.27%	2.36%		2.27%	2.00%
Net Expenses	1.95%	**	1.95%	1.95%	1.95%		1.96%	2.00%
Net Investment Income	2.84%	**	3.03%	3.54%	4.49%		4.20%	4.28%
Portfolio Turnover Rate	47%	**	97%	74%	199%		14%	3%

Safeco U.S. Government Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^^
Class A	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$9.88		$9.47	$9.35	$9.01
Income From Investment Operations
Net Investment Income	0.19		0.43	0.52	0.36
Net Realized and Unrealized Gain on Investments	0.03		0.45	0.12	0.34

Total from Investment Operations	0.22		0.88	0.64	0.70
Less Distributions
Dividends from Net Investment Income	(0.21)		(0.47)	(0.52)	(0.36)

Net Asset Value at End of Period	$9.89		$9.88	$9.47	$9.35

Total Return†	2.27%	*	9.53%	7.02%	8.03%	*
Net Assets at End of Period (000’s)	$830		$740	$266	$105
Ratios to Average Net Assets:
Gross Expenses	1.40%	**	1.41%	1.47%	1.27%	**
Net Expenses	0.99%	**	1.20%	1.20%	1.20%	**
Net Investment Income	3.81%	**	3.99%	5.44%	5.97%	**
Portfolio Turnover Rate	97%	**	63%	63%	160%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^^	For the period from April 30, 2000 (initial issue date of Class A and B shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco U.S. Government Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^^
Class B	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$9.89		$9.47	$9.36	$9.01
Income From Investment Operations
Net Investment Income	0.15		0.36	0.45	0.25
Net Realized and Unrealized Gain on Investments	0.03		0.46	0.11	0.35

Total from Investment Operations	0.18		0.82	0.56	0.60
Less Distributions
Dividends from Net Investment Income	(0.17)		(0.40)	(0.45)	(0.25)

Net Asset Value at End of Period	$9.90		$9.89	$9.47	$9.36

Total Return†	1.89%	*	8.83%	6.10%	7.61%	*
Net Assets at End of Period (000’s)	$441		$337	$189	$139
Ratios to Average Net Assets:
Gross Expenses	2.38%	**	2.28%	2.14%	1.99%	**
Net Expenses	1.74%	**	1.95%	1.95%	1.95%	**
Net Investment Income	3.04%	**	3.49%	4.74%	5.22%	**
Portfolio Turnover Rate	97%	**	63%	63%	160%	**

Safeco Managed Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000		1999	1998

Net Asset Value at Beginning of Period	$8.57		$8.40	$8.29	$7.90		$8.65	$8.60
Income (Loss) From Investment Operations
Net Investment Income	0.16		0.39	0.43	0.46		0.39	0.37
Net Realized and Unrealized Gain (Loss) on Investments	0.13		0.20	0.11	0.39		(0.75)	0.30

Total from Investment Operations	0.29		0.59	0.54	0.85		(0.36)	0.67
Less Distributions
Dividends from Net Investment Income	(0.17)		(0.42)	(0.43)	(0.46)		(0.39)	(0.37)
Distributions from Realized Gains	–		–	–	–		–	(0.25)

Total Distributions	(0.17)		(0.42)	(0.43)	(0.46)		(0.39)	(0.62)

Net Asset Value at End of Period	$8.69		$8.57	$8.40	$8.29		$7.90	$8.65

Total Return†	3.46%	*	7.18%	6.69%	11.19%		(4.24% )	7.87%
Net Assets at End of Period (000’s)	$1,284		$1,282	$1,092	$539		$573	$295
Ratios to Average Net Assets:
Gross Expenses	1.93%	**	1.95%	1.97%	2.07%		1.87%	1.86%
Net Expenses	0.99%	**	1.15%	1.15%	1.15%		1.21%	1.86%
Net Investment Income	3.67%	**	4.48%	5.12%	5.80%		4.79%	4.09%
Portfolio Turnover Rate	61%	**	93%	126%	102%		147%	133%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^^	For the period from April 30, 2000 (initial issue date of Class A and B shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Managed Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$8.56		$8.40	$8.28	$7.89	$8.64	$8.60
Income (Loss) From Investment Operations
Net Investment Income	0.13		0.32	0.37	0.40	0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.14		0.19	0.12	0.39	(0.75)	0.29

Total from Investment Operations	0.27		0.51	0.49	0.79	(0.43)	0.57
Less Distributions
Dividends from Net Investment Income	(0.14)		(0.35)	(0.37)	(0.40)	(0.32)	(0.28)
Distributions from Realized Gains	–		–	–	–	–	(0.25)

Total Distributions	(0.14)		(0.35)	(0.37)	(0.40)	(0.32)	(0.53)

Net Asset Value at End of Period	$8.69		$8.56	$8.40	$8.28	$7.89	$8.64

Total Return†	3.20%	*	6.26%	6.03%	10.39%	(4.98% )	6.67%
Net Assets at End of Period (000’s)	$1,077		$1,024	$915	$746	$924	$523
Ratios to Average Net Assets:
Gross Expenses	2.67%	**	2.67%	2.76%	2.79%	2.61%	2.89%
Net Expenses	1.74%	**	1.90%	1.90%	1.90%	1.94%	2.89%
Net Investment Income	3.02%	**	3.76%	4.40%	5.08%	4.02%	3.07%
Portfolio Turnover Rate	61%	**	93%	126%	102%	147%	133%

Safeco California Tax-Free Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$12.67		$12.40	$12.50	$11.05	$12.74	$12.94
Income (Loss) From Investment Operations
Net Investment Income	0.27		0.57	0.58	0.53	0.52	0.55
Net Realized and Unrealized Gain (Loss) on Investments	0.26		0.43	(0.11)	1.45	(1.69)	0.17

Total from Investment Operations	0.53		1.00	0.47	1.98	(1.17)	0.72
Less Distributions
Dividends from Net Investment Income	(0.26)		(0.51)	(0.57)	(0.53)	(0.52)	(0.55)
Distributions in Excess of Net Investment Income	–		(0.04)	–	–	–	–
Distributions from Realized Gains	(0.02)		(0.18)	–	–	–	(0.37)

Total Distributions	(0.28)		(0.73)	(0.57)	(0.53)	(0.52)	(0.92)

Net Asset Value at End of Period	$12.92		$12.67	$12.40	$12.50	$11.05	$12.74

Total Return†	4.28%	*	8.31%	3.82%	18.41%	(9.41% )	5.73%
Net Assets at End of Period (000’s)	$886		$636	$645	$675	$740	$678
Ratios to Average Net Assets:
Gross Expenses	1.05%	**	1.06%	1.06%	1.05%	1.07%	1.04%
Net Expenses	0.86%	**	1.06%	1.06%	1.05%	1.07%	1.04%
Net Investment Income	4.50%	**	4.25%	4.66%	4.62%	4.36%	4.25%
Portfolio Turnover Rate	13%	**	25%	32%	26%	25%	39%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco California Tax-Free Income Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$12.65		$12.39	$12.49	$11.04	$12.73	$12.93
Income (Loss) From Investment Operations
Net Investment Income	0.23		0.48	0.49	0.45	0.43	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.25		0.42	(0.11)	1.45	(1.69)	0.17

Total from Investment Operations	0.48		0.90	0.38	1.90	(1.26)	0.63
Less Distributions
Dividends from Net Investment Income	(0.22)		(0.42)	(0.48)	(0.45)	(0.43)	(0.46)
Distributions in Excess of Net Investment Income	–		(0.04)	–	–	–	–
Distributions from Realized Gains	(0.02)		(0.18)	–	–	–	(0.37)

Total Distributions	(0.24)		(0.64)	(0.48)	(0.45)	(0.43)	(0.83)

Net Asset Value at End of Period	$12.89		$12.65	$12.39	$12.49	$11.04	$12.73

Total Return†	3.85%	*	7.47%	3.02%	17.63%	(10.07% )	4.98%
Net Assets at End of Period (000’s)	$1,023		$1,111	$1,613	$1,176	$799	$927
Ratios to Average Net Assets:
Gross Expenses	1.75%	**	1.77%	1.80%	1.72%	1.80%	1.76%
Net Expenses	1.61%	**	1.77%	1.80%	1.72%	1.80%	1.76%
Net Investment Income	3.69%	**	3.54%	3.97%	3.88%	3.63%	3.45%
Portfolio Turnover Rate	13%	**	25%	32%	26%	25%	39%

Safeco Municipal Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$14.46		$13.98	$13.97	$12.90	$14.45	$14.53
Income (Loss) From Investment Operations
Net Investment Income	0.33		0.66	0.66	0.65	0.64	0.66
Net Realized and Unrealized Gain (Loss) on Investments	0.32		0.69	0.02	1.07	(1.55)	0.16

Total from Investment Operations	0.65		1.35	0.68	1.72	(0.91)	0.82
Less Distributions
Dividends from Net Investment Income	(0.31)		(0.64)	(0.64)	(0.65)	(0.64)	(0.66)
Distributions from Realized Gains	(0.08)		(0.23)	(0.03)	–	–	(0.24)

Total Distributions	(0.39)		(0.87)	(0.67)	(0.65)	(0.64)	(0.90)

Net Asset Value at End of Period	$14.72		$14.46	$13.98	$13.97	$12.90	$14.45

Total Return†	4.54%	*	9.99%	4.92%	13.76%	(6.47% )	5.75%
Net Assets at End of Period (000’s)	$6,995		$3,787	$1,273	$1,052	$929	$946
Ratios to Average Net Assets:
Expenses	0.85%	**	0.89%	0.98%	0.97%	0.98%	0.98%
Net Investment Income	4.55%	**	4.74%	4.63%	4.96%	4.66%	4.51%
Portfolio Turnover Rate	23%	**	19%	9%	32%	17%	21%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Municipal Bond Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$14.42		$13.95	$13.94	$12.88	$14.43	$14.52
Income (Loss) From Investment Operations
Net Investment Income	0.27		0.55	0.55	0.56	0.54	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.32		0.68	0.02	1.06	(1.55)	0.15

Total from Investment Operations	0.59		1.23	0.57	1.62	(1.01)	0.72
Less Distributions
Dividends from Net Investment Income	(0.25)		(0.53)	(0.53)	(0.56)	(0.54)	(0.57)
Distributions from Realized Gains	(0.08)		(0.23)	(0.03)	–	–	(0.24)

Total Distributions	(0.33)		(0.76)	(0.56)	(0.56)	(0.54)	(0.81)

Net Asset Value at End of Period	$14.68		$14.42	$13.95	$13.94	$12.88	$14.43

Total Return†	4.15%	*	9.07%	4.14%	12.87%	(7.14% )	5.08%
Net Assets at End of Period (000’s)	$3,402		$2,494	$1,236	$686	$1,322	$1,375
Ratios to Average Net Assets:
Expenses	1.64%	**	1.68%	1.73%	1.71%	1.70%	1.61%
Net Investment Income	3.50%	**	3.86%	3.87%	4.24%	3.94%	3.89%
Portfolio Turnover Rate	23%	**	19%	9%	32%	17%	21%

	Class A		Class B	Class C
Safeco Intermediate-Term Municipal Bond Fund	Four-Month Period Ended June 30^^		Four-Month Period Ended June 30^^	Four-Month Period Ended June 30^^
	2003		2003	2003

Net Asset Value at Beginning of Period	$11.21		$11.21	$11.21
Income from Investment Operations
Net Investment Income	0.12		0.10	0.10
Net Realized and Unrealized Gain on Investments	0.11		0.11	0.11

Total from Investment Operations	0.21		0.19	0.19
Less Distributions
Dividends from Net Investment Income	(0.12)		(0.10)	(0.10)

Net Asset Value at End of Period	$11.32		$11.32	$11.32

Total Return†	2.06%	*	1.87% *	1.87% *
Net Assets at End of Period (000’s)	$375		$101	$101
Ratios to Average Net Assets:
Gross Expenses**	15.74%		18.84%	18.84%
Net Expenses**	0.85%		1.60%	1.60%
Net Investment Income**	3.21%		2.83%	2.83%
Portfolio Turnover Rate**	33%		33%	33%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^^	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through June 30, 2003.

Financial Highlights

(For a Share Outstanding Throughout the Period)

(Unaudited)

Safeco Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class A	2003		2002	2001	2000		1999	1998

Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00
Income From Investment Operations
Net Investment Income	0.00	^	0.01	0.04	0.06		0.05	0.05
Less Distributions	0.00	^	(0.01)	(0.04)	(0.06)		(0.05)	(0.05)

Net Asset Value at End of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Total Return	0.35%	*	1.28%	3.75%	5.91%		4.64%	4.92%
Net Assets at End of Period (000’s)	$4,467		$5,429	$5,193	$4,532		$3,554	$2,186
Ratios to Average Net Assets:
Gross Expenses	1.02%	**	0.96%	0.99%	1.04%		1.00%	0.92%
Net Expenses	0.77%	**	0.79%	0.80%	0.80%		0.80%	0.92%
Net Investment Income	0.71%	**	1.26%	3.68%	5.88%		4.60%	4.87%

Safeco Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31
Class B	2003		2002	2001	2000		1999	1998

Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00
Income From Investment Operations
Net Investment Income	0.00	^	0.01	0.04	0.06		0.05	0.05
Less Distributions	0.00	^	(0.01)	(0.04)	(0.06)		(0.05)	(0.05)

Net Asset Value at End of Period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00

Total Return	0.35%	*	1.28%	3.75%	5.93%		4.65%	4.76%
Net Assets at End of Period (000’s)	$1,178		$1,081	$1,192	$742		$979	$670
Ratios to Average Net Assets:
Gross Expenses	1.13%	**	1.03%	1.00%	1.13%		1.08%	1.05%
Net Expenses	0.77%	**	0.79%	0.80%	0.80%		0.82%	1.05%
Net Investment Income	0.70%	**	1.27%	3.61%	5.78%		4.56%	4.71%

Safeco Money Market Fund	Six-Month Period Ended June 30		For the Year Ended December 31		Eight-Month Period Ended December 31^^
Class C	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$1.00		$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income	0.00	^	0.01	0.04	0.04
Less Distributions	0.00	^	(0.01)	(0.04)	(0.04)

Net Asset Value at End of Period	$1.00		$1.00	$1.00	$1.00

Total Return	0.35%	*	1.28%	3.75%	4.08%	*
Net Assets at End of Period (000’s)	$134		$123	$112	$100
Ratios to Average Net Assets:
Gross Expenses	1.02%	**	1.18%	0.88%	0.98%	**
Net Expenses	0.77%	**	0.79%	0.80%	0.80%	**
Net Investment Income	0.70%	**	1.27%	3.64%	5.93%	**

*	Not annualized.
**	Annualized.
^	Amounts are less than $0.005 per share.
^^	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Notes to Financial Statements

(Unaudited)

1.    GENERAL

This financial report is on the 18 Safeco Mutual Funds that issue Class A, B, C and Institutional shares. Each Fund is a series of one of the following trusts (each a “Trust”) listed below. Each Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Safeco Common Stock Trust

Safeco Growth Opportunities Fund

Safeco Equity Fund

Safeco Dividend Income Fund

Safeco Northwest Fund

Safeco Balanced Fund

Safeco International Stock Fund

Safeco Small Company Value Fund

Safeco U.S. Value Fund

Safeco Small Company Growth Fund

Safeco U.S. Growth Fund

Safeco Taxable Bond Trust

Safeco High-Yield Bond Fund

Safeco Intermediate-Term U.S. Treasury Fund

Safeco U.S. Government Fund

Safeco Managed Bond Trust

Safeco Managed Bond Fund

Safeco Tax-Exempt Bond Trust

Safeco Municipal Bond Fund

Safeco California Tax-Free Income Fund

Safeco Intermediate-Term Municipal Bond Fund

Safeco Money Market Trust

Safeco Money Market Fund

The Funds offer up to five classes of shares:

*	Investor Class shares—sold directly to shareholders with no associated sales charges.

*	Class A, Class B, and Class C shares—sold by financial advisors to shareholders with associated sales and distribution charges.

*	Institutional Class shares (International Stock Fund only)—sold directly to financial insitutions subject to minimum investment requirements as outlined in the prospectus.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service, and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the sixth anniversary of issuance.

Notes to Financial Statements

(Unaudited)

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a service fee to the distributor, Safeco Securities, Inc., at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons in each class and for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Security Valuation.    Equity investments listed on securities exchanges are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for equity portfolio securities traded on the NASDAQ National Market System are based on the NASDAQ Official Closing Price, unless there are no transactions, in which case the value is based on the last reported bid price. Values of fixed income securities (other than short-term securities) are based on matrix pricing models which consider bid prices, quotations from dealers, transactions in comparable securities, and various relationships between securities. Short-term portfolio securities maturing within 60 days at the time of purchase are valued at amortized cost, which approximates market value. Short-term investments in other mutual funds are valued at the net asset value of the repective fund. Securities in the money market funds are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in good faith by or under the supervision of the Funds’ Board of Trustees.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Securities Lending.    The Common Stock Trust (excluding the International Stock, Small Company Growth and the U.S. Growth Funds), High-Yield Bond, Intermediate-Term U.S. Treasury and the Managed Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds continue to receive payments for the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower is required to return to the Fund securities identical to the loaned securities. The Funds may pay reasonable administrative fees in connection with the loans of their securities and share the interest earned on the cash collateral with the borrower. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Forward Commitment.    The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in each respective Portfolio of Investments. With respect to such transactions, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the respective Fund.

Income Recognition.    Dividend income less foreign taxes withheld (if any) for the Common Stock Trust is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Bond premiums and original issue discounts are amortized to either call or maturity dates. Interest is recorded on an accrual basis.

Expense Allocation.    Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

Redemption Fees.    Shares held for less than 90 days in the Growth Opportunities, Northwest, International Stock, Small Company Value, Small Company Growth, High-Yield Bond, and U.S. Government Funds are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital for financial statement reporting purposes and as ordinary income for tax reporting purposes.

Dividends and Distributions to Shareholders.    For the Growth Opportunities, Northwest, International Stock, Small Company Value, Small Company Growth, and U.S. Growth Funds, net investment income (if any) is distributed to shareholders on the last business day (ex-dividend date) of December. For the Equity, Dividend Income, Balanced, and U.S. Value Funds, net investment income (if any) is distributed as of the last business day of March, June, September and December. Net investment income for Funds in the Taxable Bond Trust, Managed Bond Trust, Tax-Exempt Bond Trust and Money Market Trust is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net realized gains on investments, if any, are normally distributed to shareholders in December and March. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner which results in no tax to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust intends to satisfy conditions which will enable it to pay dividends which, for shareholders, are exempt from Federal income taxes. Any portion of dividends representing net capital gains, however, is not exempt and is treated as taxable dividends for Federal income tax purposes.

Foreign Currency Translation.    The accounting records of the International Stock Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, and dividend and

Notes to Financial Statements

(Unaudited)

interest income, are translated at the rates of exchange prevailing on the respective dates of such transactions. The International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses from foreign currency transactions arise from gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Stock Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Foreign Exchange Contracts.    The International Stock Fund may enter into foreign currency exchange contracts and forward foreign currency exchange contracts as a way of managing foreign currency exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the International Stock Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses on foreign currency contracts are recorded on settlement date of the foreign currency exchange contract and are included in the Statements of Assets and Liabilities and the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. With respect to forward foreign currency exchange contracts, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the Fund.

Estimates.    The preparation of financial statements in conformity with accounting principals generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

(Unaudited)

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the six-month period ended June 30, 2003 (in thousands):

	Purchases	Sales

Growth Opportunities Fund	$111,268	$138,320
Equity Fund	114,759	159,931
Dividend Income Fund	16,891	22,512
Northwest Fund	4,821	8,387
International Stock Fund	7,619	5,244
Balanced Fund	3,018	3,500
Small Company Value Fund	13,189	10,322
U.S. Value Fund	1,087	820
Small Company Growth Fund	2,914	2,809
U.S. Growth Fund	988	797
High-Yield Bond Fund	32,206	23,965
Intermediate-Term U.S. Treasury Fund	11,553	6,500
U.S. Government Fund	26,171	27,588
Managed Bond Fund	3,439	3,165
California Tax-Free Income Fund	6,096	8,645
Municipal Bond Fund	65,293	66,429
Intermediate-Term Municipal Bond Fund	2,908	2,673

Purchases include $92, $11,315, $12,989 and $173 of U.S. Government securities in the Balanced, Intermediate-Term U.S. Treasury, U.S. Government, and Managed Bond Funds, repectively. Sales include $235, $3,825, $4,094 and $359 of U.S. Government securities in the Balanced, Intermediate-Term U.S. Treasury, U.S. Government, and Managed Bond Funds, repectively.

Notes to Financial Statements

(Unaudited)

4.    COMPONENTS OF DISTRIBUTABLE EARNINGS

Estimated components of distributable earnings on a tax basis at June 30, 2003, was as follows (in thousands):

	Growth Opportunities Fund	Equity Fund	Dividend Income Fund	Northwest Fund	International Stock Fund

Federal Tax Cost on Investments	$562,540	$569,720	$121,620	$68,264	$21,367

Gross Unrealized Appreciation on Investments	$142,977	$189,318	$28,772	$25,113	$4,481
Gross Unrealized Depreciation on Investments	(105,928)	(36,743)	(10,786)	(11,114)	(2,518)

Net Unrealized Appreciation (Depreciation) on Investments	37,049	152,575	17,986	13,999	1,963
Undistributed Income (Loss)	(1,106)	–	–	(3)	290
Realized Loss—Current Period	(45,321)	(28,637)	(2,774)	(1,093)	(1,384)
Capital Loss Carryforward*	(90,703)	(43,969)	(5,286)	(11,625)	(5,594)
Deferred Loss**	(36,007)	(3,686)	(350)	(635)	(298)

Distributable Earnings	$(136,088)	$76,283	$9,576	$643	$(5,023)

	Balanced Fund	Small Company Value Fund	U.S. Value Fund	Small Company Growth Fund	U.S. Growth Fund

Federal Tax Cost on Investments	$17,102	$50,525	$8,436	$4,728	$5,160

Gross Unrealized Appreciation on Investments	$1,691	$10,304	$1,018	$1,118	$336
Gross Unrealized Depreciation on Investments	(911)	(2,423)	(701)	(93)	(387)

Net Unrealized Appreciation (Depreciation) on Investments	780	7,881	317	1,025	(51)
Undistributed Income (Loss)	(7)	159	–	(30)	(7)
Realized Gain (Loss)—Current Period	(186)	1,304	(182)	(42)	(253)
Capital Loss Carryforward*	(786)	(6,713)	(673)	(750)	(451)
Deferred Loss**	(77)	(1,166)	(75)	(275)	(34)

Distributable Earnings	$(276)	$1,465	$(613)	$(72)	$(796)

Differences between financial statement reporting basis and tax-basis reporting is attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods, classification of paydown gains and losses, amortization methods of deferred offering costs and the realization of unrealized gains (losses) on certain forward currency contracts.

*	At December 31, 2002, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follow (in thousands):

	2007	2008	2009	2010	Total

Growth Opportunities Fund	$(36)	$–	$(7,990)	$(82,677)	$(90,703)
Equity Fund	–	–	(18,667)	(25,302)	(43,969)
Dividend Income Fund	–	(462)	(298)	(4,526)	(5,286)
Northwest Fund	–	(167)	(4,512)	(6,946)	(11,625)
International Stock Fund	–	–	(3,062)	(2,532)	(5,594)
Balanced Fund	–	(100)	–	(686)	(786)
Small Company Value Fund	(5,976)	–	(737)	–	(6,713)
U.S. Value Fund	–	(217)	–	(456)	(673)
Small Company Growth Fund	–	–	–	(750)	(750)
U.S. Growth Fund	–	–	–	(451)	(451)

**	From November 1, 2002, through December 31, 2002, the funds incurred net realized capital losses. And net foreign currency losses As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising in the year ending December 31, 2003.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

Estimated components of distributable earnings on a tax basis at June 30, 2003, was as follows (in thousands):

	High-Yield Bond Fund	Intermediate-Term U.S. Treasury Fund	U.S. Government Fund	Managed Bond Fund

Federal Tax Cost on Investments	$50,186	$30,547	$52,786	$10,582

Gross Unrealized Appreciation on Investments	$3,651	$1,302	$2,246	$491
Gross Unrealized Depreciation on Investments	(1,030)	(167)	(198)	(54)

Net Unrealized Appreciation on Investments	2,621	1,135	2,048	437
Undistributed Realized Gain (Loss)—Current Period	(438)	261	312	79
Capital Loss Carryforward*	(25,663)	–	(2,111)	(330)
Deferred Loss**	(2,155)	(9)	(44)	–

Distributable Earnings	$(25,635)	$1,387	$205	$186

	California Tax-Free Income Fund	Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Federal Tax Cost on Investments	$86,377	$518,931	$15,728

Gross Unrealized Appreciation on Investments	$8,916	$71,621	$1,246
Gross Unrealized Depreciation on Investments	(42)	(554)	–

Net Unrealized Appreciation on Investments	8,874	71,067	1,246
Undistributed Realized Gain—Current Period	208	3,347	100

Distributable Earnings	$9,082	$74,414	$1,346

Differences between financial statement reporting basis and tax-basis reporting is attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods and the classification of paydown gains and losses.

*	At December 31, 2002, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follows (in thousands):

	2003	2004	2005	2006	2007	2008	2009	2010	Total

High-Yield Bond Fund	$–	$(339)	–	$(58)	$(1,769)	$(4,090)	$(11,224)	$(8,183)	$(25,663)
U.S. Government Fund	(183)	(415)	–	–	(857)	(656)	–	–	(2,111)
Managed Bond Fund	–	–	–	–	(136)	(82)	–	(112)	(330)

**	From November 1, 2002, through December 31, 2002, the funds incurred net realized capital losses. As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising in the year ending December 31, 2003.

Notes to Financial Statements

(Unaudited)

5.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco Growth Opportunities Fund

Shares:
Sales	1,901	14,823	295	637	27	61	–	2
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(3,614)	(21,207)	(415)	(773)	(51)	(75)	(1)	–

Net Change	(1,713)	(6,384)	(120)	(136)	(24)	(14)	(1)	2

Amounts:
Sales	$32,419	$354,421	$5,022	$13,504	$407	$1,247	$5	$51
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(60,645)	(491,344)	(6,614)	(17,351)	(795)	(1,471)	(18)	(2)

Net Change	$(28,226)	$(136,923)	$(1,592)	$(3,847)	$(388)	$(224)	$(13)	$49

	Safeco Equity Fund

Shares:
Sales	2,219	2,985	146	254	34	71	1	3
Reinvestments	99	416	1	6	–	–	–	–
Redemptions	(5,386)	(13,153)	(142)	(394)	(82)	(180)	–	(2)

Net Change	(3,068)	(9,752)	5	(134)	(48)	(109)	1	1

Amounts:
Sales	$30,602	$47,599	$2,071	$3,899	$455	$1,071	$12	$43
Reinvestments	1,282	5,965	20	78	–	–	–	–
Redemptions	(73,197)	(205,803)	(1,977)	(6,094)	(1,106)	(2,680)	(3)	(27)

Net Change	$(41,313)	$(152,239)	$114	$(2,117)	$(651)	$(1,609)	$9	$16

	Safeco Dividend Income Fund

Shares:
Sales	1,028	986	11	9	10	4	1	1
Reinvestments	21	126	–	1	–	–	–	–
Redemptions	(1,334)	(1,902)	(6)	(10)	(8)	(17)	–	–

Net Change	(285)	(790)	5	–	2	(13)	1	1

Amounts:
Sales	$15,548	$16,294	$175	$162	$153	$67	$4	$11
Reinvestments	310	2,034	2	8	–	4	–	–
Redemptions	(20,085)	(31,760)	(89)	(165)	(121)	(288)	–	–

Net Change	$(4,227)	$(13,432)	$88	$5	$32	$(217)	$4	$11

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

(Unaudited)

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco Northwest Fund

Shares:
Sales	176	1,027	54	70	10	23	–	1
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(311)	(1,521)	(66)	(96)	(29)	(67)	–	–

Net Change	(135)	(494)	(12)	(26)	(19)	(44)	–	1

Amounts:
Sales	$2,709	$18,172	$784	$1,113	$137	$358	$–	$14
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(4,629)	(26,179)	(944)	(1,472)	(409)	(1,051)	–	(5)

Net Change	$(1,920)	$(8,007)	$(160)	$(359)	$(272)	$(693)	$–	$9

	Investor Class		Class A		Class B		Class C		Institutional Class
	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**	2003***

	Safeco International Stock Fund

Shares:
Sales	389	930	1,151	189	10	9	6	1	281
Reinvestments	–	16	–	1	–	–	–	–	–
Redemptions	(363)	(1,002)	(1,141)	(188)	(18)	(19)	(6)	–	–

Net Change	26	(56)	10	2	(8)	(10)	–	1	281

Amounts:
Sales	$3,206	$8,824	$8,814	$1,865	$81	$81	$51	$12	$2,182
Reinvestments	–	137	–	6	–	–	–	–	–
Redemptions	(2,980)	(9,611)	(8,766)	(1,871)	(148)	(184)	(52)	(3)	–

Net Change	$226	$(650)	$48	$–	$(67)	$(103)	$(1)	$9	$2,182

	Safeco Balanced Fund

Shares:
Sales	113	273	16	31	9	21
Reinvestments	5	22	1	4	1	3
Redemptions	(90)	(244)	(56)	(30)	(18)	(35)

Net Change	28	51	(39)	5	(8)	(11)

Amounts:
Sales	$1,182	$3,037	$169	$342	$90	$228
Reinvestments	52	237	9	41	6	31
Redemptions	(938)	(2,714)	(568)	(321)	(186)	(382)

Net Change	$296	$560	$(390)	$62	$(90)	$(123)

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.
***	For the period from March 7, 2003 (initial issue date of institutional class shares) through June 30, 2003.

Notes to Financial Statements

(Unaudited)

	Investor Class		Class A		Class B
	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco Small Company Value Fund

Shares:
Sales	756	2,591	121	148	3	25
Reinvestments	–	11	–	–	–	–
Redemptions	(499)	(1,896)	(110)	(106)	(11)	(20)

Net Change	257	706	11	42	(8)	5

Amounts:
Sales	$10,245	$35,845	$1,575	$1,927	$44	$315
Reinvestments	–	147	–	1	–	–
Redemptions	(6,743)	(25,903)	(1,438)	(1,372)	(140)	(251)

Net Change	$3,502	$10,089	$137	$556	$(96)	$64

	Safeco U.S. Value Fund

Shares:
Sales	46	86	5	8	4	15
Reinvestments	1	4	–	–	–	–
Redemptions	(19)	(98)	(2)	(5)	(2)	(6)

Net Change	28	(8)	3	3	2	9

Amounts:
Sales	$422	$872	$49	$87	$33	$145
Reinvestments	7	35	–	2	–	1
Redemptions	(175)	(946)	(19)	(56)	(20)	(58)

Net Change	$254	$(39)	$30	$33	$13	$88

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco Small Company Growth Fund

Shares:
Sales	19	88	5	3	1	2	–	9
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(5)	(43)	–	–	–	–	–	(9)

Net Change	14	45	5	3	1	2	–	–

Amounts:
Sales	$162	$941	$42	$35	$9	$17	$–	$100
Reinvestments	–	2	–	–	–	–	–	–
Redemptions	(41)	(402)	(1)	(1)	–	–	–	(86)

Net Change	$121	$541	$41	$34	$9	$17	$–	$14

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco U.S. Growth Fund

Shares:
Sales	55	110	5	4	1	2	–	1
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(30)	(63)	(1)	–	–	–	–	–

Net Change	25	47	4	4	1	2	–	1

Amounts:
Sales	$432	$922	$37	$36	$10	$23	$1	$9
Reinvestments	–	2	–	–	–	–	–	–
Redemptions	(234)	(539)	(5)	–	–	(4)	–	–

Net Change	$198	$385	$32	$36	$10	$19	$1	$9

	Safeco High-Yield Bond Fund

Shares:
Sales	3,752	6,364	1,001	298	13	11	–	6
Reinvestments	193	413	6	9	4	10	–	1
Redemptions	(3,101)	(7,999)	(731)	(78)	(21)	(34)	(1)	(1)

Net Change	844	(1,222)	276	229	(4)	(13)	(1)	6

Amounts:
Sales	$19,386	$35,787	$5,158	$1,414	$67	$66	$1	$32
Reinvestments	1,000	2,242	30	46	20	54	1	1
Redemptions	(16,027)	(46,105)	(3,860)	(473)	(108)	(180)	(5)	(3)

Net Change	$4,359	$(8,076)	$1,328	$987	$(21)	$(60)	$(3)	$30

	Safeco Intermediate-Term U.S. Treasury Fund

Shares:
Sales	410	1,180	837	118	141	119
Reinvestments	27	92	5	11	3	7
Redemptions	(351)	(1,153)	(684)	(22)	(41)	(13)

Net Change	86	119	158	107	103	113

Amounts:
Sales	$4,488	$12,661	$9,160	$1,281	$1,553	$1,297
Reinvestments	301	1,000	54	122	33	80
Redemptions	(3,838)	(12,340)	(7,496)	(239)	(452)	(148)

Net Change	$951	$1,321	$1,718	$1,164	$1,134	$1,229

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.

Notes to Financial Statements

(Unaudited)

	Investor Class		Class A		Class B
	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco U.S. Government Fund

Shares:
Sales	533	1,945	12	61	13	14
Reinvestments	84	218	1	2	–	1
Redemptions	(814)	(1,308)	(4)	(16)	(3)	(1)

Net Change	(197)	855	9	47	10	14

Amounts:
Sales	$5,253	$18,802	$118	$594	$126	$139
Reinvestments	824	2,111	9	14	4	5
Redemptions	(8,003)	(12,643)	(38)	(155)	(26)	(6)

Net Change	$(1,926)	$8,270	$89	$453	$104	$138

	Safeco Managed Bond Fund

Shares:
Sales	80	251	589	53	12	20
Reinvestments	9	23	2	6	1	4
Redemptions	(73)	(183)	(593)	(40)	(9)	(13)

Net Change	16	91	(2)	19	4	11

Amounts:
Sales	$694	$2,116	$5,039	$452	$102	$169
Reinvestments	76	196	18	50	11	32
Redemptions	(632)	(1,537)	(5,075)	(335)	(76)	(111)

Net Change	$138	$775	$(18)	$167	$37	$90

	Safeco California Tax-Free Income Fund

Shares:
Sales	963	2,842	18	10	4	2
Reinvestments	110	353	1	2	1	3
Redemptions	(1,274)	(3,106)	(1)	(14)	(14)	(47)

Net Change	(201)	89	18	(2)	(9)	(42)

Amounts:
Sales	$12,241	$35,465	$242	$127	$58	$20
Reinvestments	1,401	4,385	8	26	13	43
Redemptions	(16,306)	(38,991)	(10)	(173)	(180)	(591)

Net Change	$(2,664)	$859	$240	$(20)	$(109)	$(528)

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

(Unaudited)

	Investor Class		Class A		Class B
	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco Municipal Bond Fund

Shares:
Sales	12,575	13,812	617	249	58	83
Reinvestments	670	1,740	7	7	3	4
Redemptions	(13,111)	(14,345)	(411)	(85)	(2)	(3)

Net Change	134	1,207	213	171	59	84

Amounts:
Sales	$181,853	$197,158	$8,980	$3,600	$840	$1,191
Reinvestments	9,715	24,805	98	95	42	67
Redemptions	(190,167)	(205,449)	(5,918)	(1,207)	(24)	(47)

Net Change	$1,401	$16,514	$3,160	$2,488	$858	$1,211

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003†	2002**	2003†	2002**	2003†	2002**

	Safeco Intermediate-Term Municipal Bond Fund

Shares:
Sales	211	571	33	–	9	–	9	–
Reinvestments	14	43	–	–	–	–	–	–
Redemptions	(247)	(537)	–	–	–	–	–	–

Net Change	(22)	77	33	–	9	–	9	–

Amounts:
Sales	$2,345	$6,283	$375	$–	$100	$–	$100	$–
Reinvestments	151	473	–	–	–	–	–	–
Redemptions	(2,755)	(5,930)	–	–	–	–	–	–

Net Change	$(259)	$826	$375	$–	$100	$–	$100	$–

	Investor Class		Class A		Class B		Class C
	2003*	2002**	2003*	2002**	2003*	2002**	2003*	2002**

	Safeco Money Market Fund

Shares:
Sales	176,390	446,042	1,811	5,611	320	741	14	28
Reinvestments	1,266	3,767	14	68	3	13	–	–
Redemptions	(95,507)	(323,715)	(2,787)	(5,444)	(226)	(864)	(2)	(17)

Net Change	82,149	126,094	(962)	235	97	(110)	12	11

Amounts:
Sales	$176,390	$446,042	$1,811	$5,611	$320	$741	$14	$28
Reinvestments	1,266	3,767	14	68	3	13	–	–
Redemptions	(95,507)	(323,715)	(2,787)	(5,444)	(226)	(864)	(2)	(17)

Net Change	$82,149	$126,094	$(962)	$235	$97	$(110)	$12	$11

*	For the six-month period ended June 30, 2003.
**	For the year ended December 31, 2002.
†	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through June 30, 2003.

Notes to Financial Statements

(Unaudited)

6.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds receive investment management and advisory services pursuant to an agreement with Safeco Asset Management Company. The investment advisory fees are based on each Fund’s net assets and the rates specified in the tables below.

Growth Opportunities, Equity, Dividend Income, Northwest, Balanced and U.S. Value Funds:		Small Company Value Fund:		International Stock Fund:
First $250 million	.70%	First $250 million	.75%	First $250 million	1.00%
Next $500 million	.65	Next $500 million	.70	Next $500 million	.90
Next $500 million	.60	Next $500 million	.65	Over $750 million	.80
Over $1.25 billion	.55	Over $1.25 billion	.60

U.S. Growth Fund:		Small Company Growth Fund:
First $250 million	.80%	First $250 million	1.00%
Next $500 million	.75	Over $250 million	.80
Next $500 million	.70
Over $1.25 billion	.65

Intermediate-Term U.S. Treasury and U.S. Government Fund:		High-Yield Bond Fund:		Managed Bond Fund:
First $250 million	.55%	First $250 million	.65%	First $750 million	.50%
Next $500 million	.50	Next $500 million	.55	Next $500 million	.45
Next $500 million	.45	Over $750 million	.50	Over $1.25 billion	.40
Over $1.25 billion	.40

Intermediate-Term Municipal, Municipal and California Bond Funds:		Money Market Fund:
First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45
Over $750 million	.40	Next $500 million	.40
		Over $1.25 billion	.35

Safeco Asset Management Company pays sub-advisory fees for investment research and advice to the Bank of Ireland Asset Management Company (U.S.) Limited for the International Stock Fund and to Dresdner RCM Global Investors LLC for the Small Company Growth and U.S. Growth Funds.

Fund Accounting and Fund Administration Fees.    Safeco Asset Management Company receives a fee for these services on a percentage of each day’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration:
First $200 million	.04%	First $200 million	.05%
Over $200 million	.01	Over $200 million	.01

Transfer Agent, Shareholder Service, and Distribution Fees.    Safeco Services Corporation receives transfer agent fees. Safeco Securities, Inc. receives shareholder service and distribution fees.

Low Balance Fees.    As described in the Prospectus, Safeco Services Corporation assesses shareholder accounts an annual $12 low balance fee charge on shareholder accounts containing balances less than $1,000. Low balance fee amounts received directly by Safeco Services are then applied in their entirety to reduce the contractual billings that Safeco Services charges the Funds for transfer agent services.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

(Unaudited)

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from Safeco Corporation or its affiliates at rates equivalent to commercial bank interest rates. At June 30, 2003 the Safeco Intermediate-Term Municipal Bond Fund had a 1.06% note payable to American Economy Insurance Co. for $95,000. The note was repaid on July 1, 2003. Interest rates on affiliated loans during the six-month period ended June 30, 2003 ranged from 1.06% to 1.26%.

Line of Credit.    The Trusts, together with all other management investment companies for which Safeco Asset Management Company serves as investment advisor, have line of credit arrangements with certain financial institutions. Under these arrangements, $100 million is available to meet short-term financing needs. At June 30, 2003 no such borrowings were outstanding.

Affiliate Ownership.    At June 30, 2003, Safeco Insurance Company of America owned 450,000 shares (10% of outstanding shares) of the Northwest Fund, 500,000 shares (17%) of the Intermediate-Term U.S. Treasury Fund and 397,434 shares (26%) of the Intermediate-Term Municipal Bond Fund. Safeco Asset Management Company owned 708,095 shares (27%) of the International Stock Fund, 519,268 shares (32%) of the Balanced Fund, 500,000 shares (58%) of the U.S. Value Fund, 500,000 shares (86%) of the Small Company Growth Fund and 500,000 shares (82%) of the U.S. Growth Fund and 452,103 shares (36%) of the Managed Bond Fund.

Investment Reimbursement by Affiliate.    In February 2002, a final settlement was reached on an outstanding class-action lawsuit against Prison Realty Trust, Inc., a security formerly owned by the Growth Opportunities Fund and the Dividend Income Fund. Eligibility for the settlement was predicated on filing a claim prior to December 27, 2000. Due to a claim not being filed timely, the funds were precluded from participating in the settlement. To compensate these two Funds for the loss of settlement proceeds, Safeco Asset Management Company voluntarily reimbursed in 2002 the Growth Opportunities Fund and Dividend Income Fund $2,581,000 and $573,600, respectively, which approximated the market value of each Fund’s portion of the settlement had they participated in the original settlement agreement.

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, Safeco Asset Management Company agreed to reimburse the Funds (excluding the Small Company Growth and the U.S. Growth Funds) for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets of each respective class of the Funds, for the Money Market Fund and 0.40% for all other Funds.

Beginning October 31, 2001 (commencement of operations) through December 31, 2003, Safeco Asset Management Company voluntarily agreed to reimburse the Small Company Growth and the U.S. Growth Funds for operating expenses which exceeded on an annual basis 0.60% of the Funds average daily net assets.

Beginning March 7, 2003 through June 30, 2003, Safeco Asset Management Company voluntarily agreed to reimburse all expenses of the Institutional Class of the International Stock Fund that exceed on an annual basis 1.10% of the average daily net assets for that class.

From March 7, 2002 through May 5, 2002 and from December 4, 2002 through December 31, 2002, Safeco Asset Management Company voluntarily waived 0.10% and 0.05%, respectively, of the Investment Advisory fee for the Money Market Fund.

Notes to Financial Statements

(Unaudited)

Beginning June 26, 2003 through June 30, 2003, Safeco Asset Management Company voluntarily reimbursed all expenses to the extent they exceed on an annual basis the following percentages based on the average daily net assets for each of the classes of the following Funds:

	Class A	Class B	Class C

U.S. Growth Fund	1.40%	2.15%	2.15%
High-Yield Bond Fund	1.15	1.90	1.90
U.S. Government Fund	0.99	1.74	n/a
Managed Bond Fund	0.99	1.74	n/a
California Tax-Free Income Fund	0.86	1.61	n/a
Intermediate-Term Municipal Bond Fund	0.85	1.60	1.60

Board of Trustees.    The Trust along with several other affiliated trusts not reported herein, paid each of the Trustees not affiliated with Safeco a retainer of $23,000 per year plus out of pocket expenses. Members additionally received $2,500 per Board Meeting plus $500 per each additional committee meeting they attended.

Dealer Concessions.    Safeco Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the six-month period ended June 30, 2003 (in thousands):

Commissions Retained		Commissions Retained
Growth Opportunities Fund	$1	Intermediate-Term U.S. Treasury Fund	$8
Equity Fund	1	California Tax-Free Income Fund	1
Small Company Value Fund	1	Municipal Bond Fund	2
High-Yield Bond Fund	10	Intermediate-Term Municipal Bond Fund	2

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

(Unaudited)

7.    INVESTMENTS IN AFFILIATES

Each of the companies listed below is an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the six-month period ended June 30, 2003.

(In Thousands)	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividends	Realized Gain (Loss)	Market Value of Affiliates at June 30, 2003

Safeco Growth Opportunities Fund
American Medical Alert Corp.*	455	–	(268)	187	$–	$(290)	$–
Concepts Direct, Inc.*	480	–	(480)	–	–	(7,727)	–
Conceptus, Inc.*	1,897	–	–	1,897	–	–	26,656
Harold’s Stores, Inc.	542	–	(10)	532	–	(141)	665
IMPCO Technologies, Inc.	938	–	–	938	–	–	5,777
Matria Healthcare, Inc.	842	–	(199)	643	–	(2,623)	11,346
Med-Design Corp.	1,173	–	–	1,173	–	–	5,769
MICROS Systems, Inc.*	1,062	–	(324)	738	–	1,556	–
Nastech Pharmaceutical Co., Inc.	835	–	–	835	–	–	8,350
NCO Group, Inc.	1,540	–	(175)	1,365	–	(903)	24,439
North American Scientific, Inc.	930	–	(32)	898	–	(361)	6,879
PhotoMedex, Inc.	1,800	–	–	1,800	–	–	3,924
PLATO Learning, Inc.	1,240	–	(104)	1,136	–	(1,171)	6,530
PolyMedica Corp.	1,026	–	(376)	650	436	1,698	29,763
Prime Medical Services, Inc.*	938	–	(260)	678	–	(1,024)	–
Quantum Fuel Systems Technologies Worldwide, Inc.	938	469	–	1,407	–	–	3,137
Rent-Way, Inc.	2,466	–	(259)	2,207	–	(3,827)	10,264
RMH Teleservices, Inc.	969	–	(151)	818	–	(913)	3,544
Serologicals Corp.*	1,255	–	(312)	943	–	1,743	–
SpectRx, Inc.	861	–	–	861	–	–	2,075
Sphinx International, Inc.	832	–	–	832	–	–	366
Stellent, Inc.	1,409	–	–	1,409	–	–	7,609

					$436	$(13,983)	$157,093

*	Company was not an affiliate at the end of the period.

8.    SUBSEQUENT EVENT AND FUND LIQUIDATIONS

On July 1, 2003, the Taxable Bond Trust filed with the Securities and Exchange Commission (the “SEC”) a supplement to the prospectus, which among other things, disclosed a Plan of Reorganization (the “Plan”) whereby the Intermediate-Term U.S. Treasury Fund will be merged into the U.S. Government Fund. The Board of Trustees approved this Plan on June 27, 2003. The Plan is subject to approval from shareholders of the Intermediate-Term U.S. Treasury Fund and proxy materials have been filed with the SEC. Based on the terms of the Plan and subject to shareholder approval as described above, the merger will be consummated on or around September 26, 2003.

On June 27, 2003, the Board of Trustees approved a Plan of Liquidation and Dissolution (the “Plan”) for both the U.S. Value Fund and the Small Company Growth Fund. Under the terms of the Plan, these two series funds of the Common Stock Trust will dissolve on September 8, 2003. All shareholders of record on that date will receive a liquidating distribution for each share owned equal to the net asset value of the fund at the close of business on September 8, 2003.

Trustee and Officers Information

Name, Address, and Age	Position Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

INDEPENDENT (disinterested) TRUSTEES

Scott M. Boggs 4854 154th Place NE Redmond, WA 98052 (48)	Trustee	Served since August 8, 2002	Corporate Vice President, Finance for Microsoft Corporation, a software company, Redmond, Washington (1993-present).	25	Trustee for Financial Executives Research Foundation (Industry Group)

Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (57)	Trustee	Served since May 3, 1990	Consultant to corporate and private foundations. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington, a computer software company. Member of the Board of Managers, Swarthmore College (1995-1999). Trustee and Board Chair of United Way of King County (1991-2000). Board member, Pacific Northwest Grantmakers Forum (1997-1999). Trustee and past Chair, Seattle Housing Resources Group (1993-1999).	25	Director of First Safeco National Life Insurance Co. of New York. Trustee, United Way of Skagit County. Board Chair Npower (non-profit organization providing technology assistance and training to other non-profits). Board of Directors, YMCA of Greater Seattle.

Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (65)	Trustee	Served since February 3, 1983	Retired in 2000 from position as Director of Marketing and Customer Relations, Weyerhaeuser Company, Tacoma, Washington.	25	Director of First Safeco National Life Insurance Co. of New York

Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (68)	Trustee	Served since August 1, 1985	Retired Vice President and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	25	Director of First Safeco National Life Insurance Co. of New York. Chairman of the Board of Directors for Cascade Natural Gas Corp., Seattle, Washington. Board Member of University of Washington Medical Center, Seattle, Washington.

John W. Schneider 4854 154th Place NE Redmond, WA 98052 (61)	Trustee	Served since February 3, 1983	President and owner of Wallingford Group, Inc., Seattle, Washington, a consulting company currently involved in the development, repositioning, and acquisition/disposition of real estate (1995-present).	25	Director of First Safeco National Life Insurance Co. of New York

* Term of office is age 72.
Name, Address, and Age	Position(s) Held with Trusts	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

INTERESTED TRUSTEE*

Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (52)	Trustee and Chairman Sr. Vice President	Served since May 7, 2003 Served since November 8, 2001	Senior Vice President and Director of Safeco Services Corporation and Safeco Securities, Inc. since November 2002. Named Director and interim President of Safeco Services Corporation, Director of Safeco Asset Management Company, interim President of Safeco Mutual Funds, Director and interim President of Safeco Securities, Inc. in 2001. Executive Vice President and Actuary of Safeco Life Insurance Company since 1998. Senior Vice President of Safeco Life Insurance Company from 1992 to 1998.	25	Director of several direct and indirect subsidiaries of Safeco Corporation, including Director of First Safeco National Life Insurance Co. of New York

  *    Trustees who are defined as “interested persons” under 2(a)(19) of the Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Fund’s investment advisor, Safeco Asset Management Co.

**    Term of office is age 72. Chairman is an annual appointment.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

PRINCIPAL OFFICERS who are not Trustees

Kevin A. Rowell 4854 154th Place NE Redmond, WA 98052 (42)	President	Served since September 16, 2002	President of Safeco Securities, Inc. and Safeco Services Corp., effective September 16, 2002. Managing Director of Global Relationships for Alliance Capital Management in New York, from 1998-2002. Prior to 1998, European Director for Corporate Development at Putnam Investments.

Ronald L. Spaulding Two Union Square 601 Union Street 25th Floor Seattle, WA 98101 (59)	Vice President	Served since August 3, 1995	Chairman of Safeco Asset Management Company; Treasurer and Chief Investment Officer of Safeco Corporation; Vice President of Safeco Insurance Companies; Director, Vice President and Treasurer of First Safeco Life Insurance Company of New York; former Senior Portfolio Manager of Safeco Insurance Companies and Portfolio Manager for Safeco Mutual Funds.

David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (46)	Vice President, Treasurer, Secretary, and Controller	Served since August 7, 1997	Vice President, Treasurer, Controller and Secretary of Safeco Asset Management Company; Vice President, Treasurer, Controller and Secretary of Safeco Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of Safeco Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of Safeco Investment Services, Inc. since March 2000; Assistant Controller of Safeco Securities, Inc., Safeco Services Corporation and Safeco Asset Management Company from 1996 to June 2000.

David N. Evans 4854 154th Place NE Redmond, WA 98052 (30)	Assistant Controller	Served since November 7, 2002	Former Controller and Assistant Controller of Rosetta Inpharmatics from 2001-2002 and 2000-2001, respectively. From 1994 to 2000, he worked at PricewaterhouseCoopers LLP, where he focused on financial services.

Susan Tracey Safeco Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (53)	Assistant Secretary	Served since August 3, 2000	Tax Manager for Safeco Corporation. Assistant Secretary of Safeco Asset Management Company, Safeco Securities, Inc. and Safeco Services Corporation. She has been employed by Safeco Corporation since 1987.

Stephen D. Collier Safeco Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (50)	Assistant Secretary	Served since February 5, 1998	Director of Taxation and Assistant Vice President of Safeco Corporation; Assistant Secretary of Safeco Asset Management Company, Safeco Securities, Inc. and Safeco Services Corporation. He has been an executive officer of Safeco Corporation and subsidiaries since 1991.
*	Annual Appointment

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at Safeco Securities, Inc. P.O. Box 219241, Kansas City, MO 64121-9241. Telephone 1-800-528-6501.

SAFECO MUTUAL FUNDS

INVESTMENT ADVISOR

Safeco Asset Management Company

DISTRIBUTOR

Safeco Securities, Inc.

TRANSFER AGENT

Safeco Services Corporation

CUSTODIAN

State Street Bank and Trust Company

JP Morgan Chase Bank

(International Stock Fund)

For Shareholder Services

1-800-528-6501

*All telephone calls are tape-recorded for your protection.

For Financial Professionals

Only

1-800-706-0700

For 24-Hour Automated Performance Information and Transactions

Nationwide: 1-800-463-8794

Mailing Address

Safeco Mutual Funds

P.O. Box 219241

Kansas City, MO

64121-9241

Internet

www.safecofunds.com

Email

invest@safeco.com

Printed on Recycled Paper

®A registered trademark of Safeco Corporation

GMF-4068 8/03

ITEM 2.	CODE OF ETHICS

Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable pursuant to SEC Release No. 34-47265 (January 28, 2003).

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are operating effectively and provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS

(a) Not applicable pursuant to SEC Release No. 34-47262 (January 27, 2003).

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(c) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAFECO TAX-EXEMPT BOND TRUST

By:	/s/ KEVIN A. ROWELL
Kevin A. Rowell President

Date: August 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAFECO TAX-EXEMPT BOND TRUST

By:	/s/ DAVID H. LONGHURST
David H. Longhurst Treasurer

Date: August 26, 2003